                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10183

                                   ----------

                           MET INVESTORS SERIES TRUST
               (Exact name of registrant as specified in charter)

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
               (Address of principal executive offices)(Zip code)

  (Name and Address of Agent for Service)               Copy to:

             Elizabeth M. Forget                 Robert N. Hickey, Esq.
                  President                     Sullivan & Worcester LLP
         Met Investors Series Trust                1666 K Street, N.W.
   22 Corporate Plaza Drive, Newport Beach,      Washington, D.C. 20006
              California 92660

       Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31, 2004

Date of reporting period: December 31, 2004

ITEM 1:  REPORT TO STOCKHOLDERS.

                                 MET INVESTORS
                                 SERIES TRUST

                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MetLife Aggressive Strategy Portfolio
                      MetLife Balanced Strategy Portfolio
                     MetLife Defensive Strategy Portfolio
                       MetLife Growth Strategy Portfolio
                      MetLife Moderate Strategy Portfolio
                     MFS Research International Portfolio
                            Money Market Portfolio
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                        PIMCO PEA Innovation Portfolio
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2004

--------------------------------------------------------------------------------

February 1, 2005

LETTER TO POLICYHOLDERS:

In 2004 the stock market posted back-to-back yearly gains for the first time since 1999. For the year, the equity markets posted moderate gains. The Dow Jones Industrial Index rose 3.2%, the S&P 500 Index rose 9.0%, and small cap stocks, as measured by the Russell 2000 Index, rose 17.0%. International markets also posted gains with the MSCI EAFE Index up 17.6% for the year.

Interest rates remained at historically low levels in 2004 despite five increases in short-term rates by the Federal Reserve during the year. The bond market continued to post steady returns with the Lehman Aggregate Bond Index returning 4.34% for the year.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and we will continue to focus our efforts to meet your investment needs.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
Met Investors Series Trust

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK
In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the Dow Jones Industrial Average/1/ was up 5.40%, the NASDAQ Composite Index/2/ was up 8.59%, and the S&P 500 Index/3/ was up 10.87%. Gross Domestic Product (GDP) growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.4% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board's Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook. Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

An economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. While there is some concern about the viability of the consumer and another spike in oil prices, many indicators point to economic health. In response to these factors, the Federal Open Market Committee raised interest rates by a total 125 basis points in 2004, bringing the Federal Funds rate to 2.25% by the end of the year. The Committee indicated that more measured rate increases are expected in 2005, as they see evidence of continued economic growth.

PORTFOLIO OVERVIEW
In 2004, the Met/AIM Mid Cap Core Equity Portfolio--class B shares posted a return of 14.32%, underperforming its benchmark, the Russell Midcap Index/4/, which posted a return of 20.22%. Portfolio managers held over weight positions in the industrials, materials, information technology and energy sectors, and underweight positions in the consumer discretionary, financials, utilities, and health care sectors, relative to the Russell Midcap Index. Throughout the year, managers took steps to increase exposure to the energy, materials and financials sectors, and to reduce exposure to the industrials and health care sectors.

Security selection and limited exposure to the financials sector was largely responsible for the Portfolio's underperformance relative to the Russell Midcap Index. Stock selection in the utilities sector also detracted from relative performance. Stock selection in the information technology sector also detracted from performance as semiconductor stocks posted significant losses on an absolute basis. An overweight position in the energy sector was the largest positive contributor to performance in 2004 as these stocks were the top performing market group in 2004. An overweight in the materials sector also benefited the Portfolio.

Portfolio managers continue to balance any investments in companies that are leveraged to economic recovery with more defensive names. Portfolio managers have been careful to select economically sensitive companies that represent strong brands, are market leaders, and are trading at compelling valuations. Portfolio managers believe this investment philosophy will generate relatively consistent long-term performance.

RONALD S. SLOAN
Portfolio Managers
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   2.62%
              ---------------------------------------------------
              Mohawk Industries, Inc.                    2.36%
              ---------------------------------------------------
              Republic Services, Inc.                    2.26%
              ---------------------------------------------------
              Noble Corp.                                2.11%
              ---------------------------------------------------
              Williams Companies., Inc.                  2.05%
              ---------------------------------------------------
              Forest Laboratories, Inc.                  2.02%
              ---------------------------------------------------
              Ceridian Corp.                             2.00%
              ---------------------------------------------------
              Wisconsin Energy Corp.                     1.86%
              ---------------------------------------------------
              Xerox Corp.                                1.81%
              ---------------------------------------------------
              Kroger Co.                                 1.80%
              ---------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Financials                 11.1%
Industrials                 9.2%
Cyclical                    9.8%
Energy                     16.3%
Non-Cyclical               25.0%
Basic Materials            11.4%
Communications              6.0%
Technology                  6.4%
Diversified                 1.5%
Utilities                   3.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio               For the year ended 12/31/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Met/AIM Mid Cap Core Equity Portfolio managed by
           AIM Capital Management, Inc. vs. Russell Midcap Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                                      Met/AIM Mid Cap
            Russell Midcap Index   Core Equity Portfolio
            --------------------   ---------------------
10/9/2001         $10,000                 $10,000
12/31/2001         11,463                  11,026
3/31/2002          11,950                  11,606
6/30/2002          10,809                  10,826
9/30/2002           8,903                   9,275
12/31/2002          9,608                   9,843
3/31/2003           9,381                   9,402
6/30/2003          11,094                  10,874
9/30/2003          11,807                  11,314
12/31/2003         13,457                  12,406
3/31/2004          14,148                  12,840
6/30/2004          14,354                  13,456
9/30/2004          14,233                  13,073
12/31/2004         16,177                  14,183



    ----------------------------------------------------------
                                 Average Annual Return/5/
                               (for the year ended 12/31/04)
    ----------------------------------------------------------
                              1 Year 3 Year Since Inception/6/
    ----------------------------------------------------------
    Met/AIM Mid Cap Core
    Equity Portfolio--Class A 14.60%    --         9.14%
--  Class B                   14.32%  8.75%       11.42%
    Class E                   14.49%    --         7.19%
    ----------------------------------------------------------
- - Russell Midcap Index/4/   20.22% 12.17%       16.03%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had a market capitalization of $12.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


ECONOMIC OVERVIEW & OUTLOOK
In 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted gains, and the U.S. economy grew at a healthy pace. Following a swift and decisive conclusion to the presidential election, the markets surged, after posting only modest gains in the months prior. For the year, the Dow Jones Industrial Average/1/ was up 5.40%, the NASDAQ Composite Index/2/ was up 8.59%, and the S&P 500 Index/3/ was up 10.87%. Gross Domestic Product (GDP) growth for the third quarter was revised to 4.0%, which was slightly ahead of expectations. Estimates for fourth quarter GDP growth have ranged between 3-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, and after declining slightly, it stayed well above the expansion level of 50 in the second half. Within these reports, the employment component of the index showed signs of consistent improvement. In fact, the overall employment picture improved throughout the year as the unemployment rate fell to 5.4% by the end of December. Job creation improved in 2004, although the payroll figures were volatile, ranging dramatically from month to month.

Consumer confidence got a boost from the improving employment situation, hitting its highest level since 2002. The Conference Board's Index of Consumer Confidence finished the year at 102.3, off its July peak, but still quite strong due to a positive consumer outlook. Consumer spending also remained healthy, despite rising energy costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained healthy throughout the year even as a series of interest rate increases began in June.

An economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. While there is some concern about the viability of the consumer and another spike in oil prices, many indicators point to economic health. In response to these factors, the Federal Open Market Committee raised interest rates by a total 125 basis points in 2004, bringing the Federal Funds rate to 2.25% by the end of the year. The Committee indicated that more measured rate increases are expected in 2005, as they see evidence of continued economic growth.

PORTFOLIO OVERVIEW
For the year ended December 31, 2004, the Met/AIM Small Cap Growth Portfolio--class B shares posted a return of 6.43%, underperforming its benchmark, the Russell 2000 Index/4/, which posted a return of 18.33%. Portfolio managers held overweight positions in the consumer discretionary, health care, and information technology sectors, and underweight positions in the financials, industrials and materials sectors, relative to the Russell 2000 Index.

The Portfolio's underperformance relative to the Russell 2000 Index in 2004 was largely due to performance issues in the first and third quarters of 2004. Stronger relative performance in the second and fourth quarters did not compensate for the underperformance in the previous time periods. Stock picking and limited exposure to the financials sector was largely responsible for the Portfolio's relative underperformance. Stock selection in the health care sector also detracted from the Portfolio as pharmaceuticals holdings performed poorly during 2004. Stock selection in the consumer discretionary sector positively contributed to relative performance as leisure stocks and specialty retailers performed well.

On September 8, 2004, Juliet S. Ellis and Juan R. Hartsfield replaced Ryan Crane, and assumed the management duties for this portfolio. Since taking over the portfolio, the management team has taken steps to reduce the total number of holdings within the Portfolio, and to increase average position weights in individual holdings. In addition, managers are taking steps to become somewhat more diversified across sectors in order to mitigate large sector bets. As a result of these changes, Portfolio managers believe that volatility may be reduced somewhat. In addition, relative performance in the fourth quarter was significantly improved.

Going forward, the new management team will use a combination of disciplined portfolio construction and a fundamentally based stock selection process to identify small cap companies with high growth potential, as demonstrated by consistent and accelerating earnings growth.

JULIET S. ELLIS
Portfolio Manager
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               iShares Nasdaq Biotechnology Index Fund   1.64%
               --------------------------------------------------
               Websense, Inc.                            1.10%
               --------------------------------------------------
               Microsemi, Corp.                          1.06%
               --------------------------------------------------
               Trimble Navigation, Ltd.                  1.06%
               --------------------------------------------------
               Beazer Homes USA, Inc.                    1.02%
               --------------------------------------------------
               Macromedia, Inc.                          1.01%
               --------------------------------------------------
               CoStar Group, Inc.                        0.96%
               --------------------------------------------------
               Flir Systems, Inc.                        0.95%
               --------------------------------------------------
               P.F. Chang's China Bistro, Inc.           0.93%
               --------------------------------------------------
               United Industrial Corp.                   0.92%
               --------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/30/04

                                    [CHART]

Non-Cyclical                 25.6%
Industrials                  16.4%
Cyclical                     20.4%
Financials                    9.3%
Energy                        4.9%
Basic Materials               2.0%
Technology                   15.5%
Communications                5.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                  For the year ended 12/31/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Met/AIM Small Cap Growth Portfolio managed by
            AIM Capital Management, Inc. vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]


                   Russell          Met/AIM Small
                 2000 Index     Cap Growth Portfolio
                -----------     --------------------
10/09/2001        $10,000            $10,000
12/31/2001         11,891             11,890
03/31/2002         12,365             11,540
06/30/2002         11,333             10,040
09/30/2002          8,908              8,190
12/31/2002          9,456              8,620
03/31/2003          9,031              8,290
06/30/2003         11,146             10,010
09/30/2003         12,158             10,749
12/31/2003         13,923             11,969
03/31/2004         14,795             12,229
06/30/2004         14,865             12,380
09/30/2004         14,439             11,279
12/31/2004         16,474             12,739



    ----------------------------------------------------------
                                 Average Annual Return/5/
                               (for the year ended 12/31/04)
    ----------------------------------------------------------
                              1 Year 3 Year Since Inception/6/
    ----------------------------------------------------------
    Met/ AIM Small Cap
    Growth Portfolio--Class A  6.73%    --         2.71%
--  Class B                    6.43%  2.33%        7.79%
    Class E                    6.58%    --         3.84%
    ----------------------------------------------------------
- - Russell 2000 Index/4/     18.33% 11.48%       16.68%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million; The largest company in the Index had a market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio               For the year ended 12/31/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the period since the Portfolio's inception on May 1, 2004 through December 31, 2004, Met Investors Series Trust Goldman Sachs Mid-Cap Value
Portfolio--class A shares returned 20.98% on a gross basis versus 22.61% for its benchmark, the Russell Midcap Value Index/1/.

MARKET REVIEW
For the first time since 1999, U.S. equities posted positive returns in consecutive years. With the overhang of the U.S. Presidential election finally removed, much of the market's gains for 2004 came in the fourth quarter. Industry headlines centered on the retreat of oil prices from October's record high levels. On the economic front, improving trends further bolstered investor sentiment as job growth appeared to gain traction, while inflation remained at a moderate rate.

PORTFOLIO POSITIONING
Since the Portfolio's inception, its holdings in the financial, consumer staples, and basic materials sectors performed the strongest. Conversely, returns in technology, services and utilities were more subdued.

The Portfolio's top contributor to performance was Abercrombie and Fitch Co.--Class A, (2.0% of the Portfolio). Despite missing high sales targets in the third quarter 2004, the specialty retailer has benefited from changes in merchandising strategies, enabling it to better compete with department store labels and improve same store sales. In Technology, Activision, Inc., (1.0%) enhanced results. The video game maker/marketer increased its earnings guidance for 2005 and reported better than expected holiday sales. Another notable performance contributor was Williams Companies, Inc., (2.1%), the one time troubled natural gas company. In the fourth quarter 2004, Williams Companies, Inc., announced further progress in its debt reduction efforts and increased its dividend for the first time in two years. We believe the dividend increase and its magnitude, from one cent to five cents, signaled to investors the near completion of its multi-year restructuring program.

In Technology, the top detractor from performance was Ditech Communications Corp. (0.2%). The telecom equipment supplier reported earnings that fell short of high revenue expectations due to an order disruption in Asia and soft demand in North America. The company's management, which we consider conservative, also guided revenue forecasts to more achievable levels. We have added to the Portfolio's position throughout the year and believe it is operating at margins well below historical peak levels and trades at a valuation discount to its peers. First Energy Corp. (1.7%) in Utilities also experienced weakness after it announced a plan to expand investments in the infrastructure of its utility businesses. We believe this investment spending, which we had previously hoped to be focused on rate-based activities, may now detract from their ability to sustain their level of free cash flow. Although the Portfolio continues to hold the stock, we will closely monitor the situation for further developments.

OUTLOOK
As we proceed into the New Year, we believe the outlook for 2006's company earnings and prospects will keep investors attentive. We believe our portfolios, built from the bottom-up and based on first-hand fundamental research, have the potential to perform well through a full market cycle. In addition, we feel our reality-based approach to valuation, using industry-specific, cash flow-oriented valuation metrics, allows us to better assess potential investments within each industry group.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The returns represent past performance. Past performance does not guarantee future results. The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above.

Holdings are as of December 31, 2004. Holdings and allocations referenced in the Portfolio Positioning paragraph are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Portfolio's entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Portfolio invests in mid-capitalization securities. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Portfolio may invest in foreign securities and emerging market securities. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and political developments.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   istar Financial, Inc. (REIT)      2.95%
                   ------------------------------------------
                   PPL Corp.                         2.86%
                   ------------------------------------------
                   Abercrombie & Fitch Co. Class A   2.65%
                   ------------------------------------------
                   Williams Companies, Inc. (The)    2.44%
                   ------------------------------------------
                   Regions Financial Corp.           2.25%
                   ------------------------------------------
                   Lennar Corp. Class A              2.16%
                   ------------------------------------------
                   EOG Resources, Inc.               2.15%
                   ------------------------------------------
                   Activision, Inc.                  2.07%
                   ------------------------------------------
                   M&T Bank Corp.                    1.90%
                   ------------------------------------------
                   Health Net, Inc.                  1.90%
                   ------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical               10.4%
Technology                  6.4%
Communications              4.3%
Cyclical                   15.2%
Industrials                 8.9%
Energy                     11.3%
Financials                 30.0%
Basic Materials             4.8%
Utilities                   8.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio               For the year ended 12/31/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               Goldman Sachs Mid-Cap Value Portfolio managed by
    Goldman Sachs Asset Management, L.P. vs. Russell Mid Cap Value Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap          Goldman Sachs
               Growth Index      Mid-Cap Value Portfolio
             ---------------     -----------------------
  5/1/2004      $10,000                 $10,000
 6/30/2004       10,622                  10,620
 9/30/2004       10,807                  10,740
12/31/2004       12,262                  12,098



    -------------------------------------------------------------
                                       Cumulative Return/2/
                                  (for the period ended 12/31/04)
    -------------------------------------------------------------
                                        Since Inception/3/
    -------------------------------------------------------------
    Goldman Sachs Mid Cap
    Value Portfolio--Class A                  20.98%
--  Class B                                   20.85%
    -------------------------------------------------------------
- - Russell Midcap Value Index/1/             22.61%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
THE "CURRENCY PENDULUM"
Invariably, as currency movements aggressively sway from one extreme to the next, analysts and commentators clamor to explain such volatility. In particular, they try to predict future trends by extrapolating from the recent past. Ultimately, the value of a nation's currency is underpinned by that country's production/economic prowess in an absolute--and more importantly--a relative sense. This quarter, as the dollar hits five year lows versus many European and Asian currencies, some experts conveniently proclaim that the dollar's continued fall is not only likely, but certain. The usual excuse given is because of the "twins"--the US budget and current account deficits. To debunk the dollar bears' arguments about the twin deficits, we would remind them that the US debt-to-Gross Domestic Product (GDP) situation is better than Japan (45% compared to over 100%) and Europe (45% compared to 65% and over). The U.S. fiscal deficit is projected to fall over the next few years and, at approximately 3 - 3.5% of GDP, it is not much different than the Euro economies or Japan. While the US has a current account deficit, by definition it has a capital account surplus. This means that though the U.S. runs a trade deficit, this deficit is largely financed by the willingness of foreigners to invest in America. Why do we feel this foreign investment will continue? There are several reasons. The US still has the largest, most stable economy in the world and is extremely competitive when one considers regulation, productivity of labor, unit labor costs, and capital's ability to control its destiny. The US is the largest consumer market in the world, and foreign companies will continue to seek a US presence. The US also has the largest and deepest capital markets in the world.

Who knows what will happen in the short term? However, we believe that over time, fundamental forces will re-assert themselves, and the pendulum will change directions.

PORTFOLIO PERFORMANCE REVIEW
During the year ending December 31, 2004, the Morgan Stanley EAFE Index/1/ returned 20.7%. During this same period, your Portfolio out-performed the index with a 22.1% return. The greatest contributors to performance relative to the benchmark were stock selection in France and an overweight position in Mexico. The greatest detractors from performance relative to the benchmark were stock selection in Germany and Ireland. The share price of Grupo Televisa S.A. (ADR) has had a terrific run over the past two years, and for the calendar year ended December 31, 2004, it generated the most significant positive contribution to the Portfolio's performance. Higher than expected profit growth this year, coupled with the market's continued recognition of the company's improved shareholder orientation, helped drive share price performance. Bank of Ireland was another strong contributor to the portfolio. The Bank displayed its resilience and the quality of its franchise in 2004, facing down the challenges of increased competition, a slowing Irish economy, and a change in CEO. Neopost S.A. reported strong organic growth during the period, and management has increased their earnings guidance for the year.

OUTLOOK
It was a good year of performance, but we still see interesting opportunities. Given the quality of the holdings and the attractive valuation of the Portfolio, we remain optimistic about potential price appreciation. Thank you for your continued confidence.

DAVID G. HERRO
MICHAEL J. WELCH
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                 3.66%
                  --------------------------------------------
                  Bank of Ireland                     3.57%
                  --------------------------------------------
                  Diageo Plc                          3.46%
                  --------------------------------------------
                  Nestle S.A.                         3.10%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   2.89%
                  --------------------------------------------
                  Euronext N.V.                       2.82%
                  --------------------------------------------
                  Takeda Pharmaceutical Co., Ltd.     2.79%
                  --------------------------------------------
                  Credit Suisse Group                 2.73%
                  --------------------------------------------
                  Cadbury Schweppes Plc               2.70%
                  --------------------------------------------
                  Deutsche Boerse AG                  2.61%
                  --------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]


France                    12.8%
Germany                    9.3%
Ireland                    3.7%
Italy                      5.2%
Japan                      7.5%
Netherlands                7.3%
South Korea                5.8%
Switzerland               16.5%
United Kingdom            23.0%
Others                     8.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio              For the year ended 12/31/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               Harris Oakmark International Portfolio managed by
                 Harris Associates L.P. vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    MSCI EAFE           Harris Oakmark
                     Index         International Portfolio
                   ----------      -----------------------
10/09/2001          $10,000                $10,000
12/31/2001           10,391                 10,969
03/31/2002           10,450                 10,787
06/30/2002           10,249                 10,473
09/30/2002            8,231                  8,713
12/31/2002            8,765                  8,984
03/31/2003            8,052                  7,890
06/30/2003            9,627                  9,855
09/30/2003           10,415                 10,534
12/31/2003           12,196                 12,124
03/31/2004           12,733                 12,585
06/30/2004           12,789                 12,882
09/30/2004           12,760                 12,903
12/31/2004           14,720                 14,612




    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                      (for the year ended 12/31/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    Harris Oakmark
    International Portfolio--Class A 20.80%    --        10.45%
--  Class B                          20.52% 10.04%       12.47%
    Class E                          20.69%    --        11.66%
    -----------------------------------------------------------------
- - MSCI EAFE Index/1/               20.70% 12.31%       12.70%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Prior to December 31, 2002 this Portfolio was managed by State Street Research & Management Company.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PERFORMANCE OVERVIEW
The Portfolio--Class A shares gained 8.82% for the fiscal year ended December 31, 2004, yet trailed its benchmark, the S&P 500 Index/1/, which returned 10.87% during the period.

The difference in performance between the Portfolio and the S&P 500 Index can be explained in part to our decision to hold a larger position than the Index in information technology and the weak performance of a number of our holdings in this sector. Meanwhile an area of the market in which we performed better than the Index was financials, where strong stock selection contributed solidly to the Portfolio's relative performance.

INVESTMENT STRATEGY
My strategy over the past 12 months was to balance exposure to economically sensitive stocks with those less reliant on the economy for earnings growth. My objective was to enable the Portfolio to benefit if the economy grew strongly, while allowing it to participate in earnings growth if economic expansion remained muted. The market was choppy during the period due to uncertainties such as the strength of the recovery, election outcome, potential terrorism effects, rising oil prices, and increasing interest rates and therefore many economically sensitive stocks did not perform well. Looking at specific holdings, the strongest positive contributors to performance were those that were less reliant upon the economy.

STRONG PERFORMERS INCLUDE INTERNET, AUDIO/VIDEO, HEALTHCARE AND OIL COMPANIES Our largest performance aide was Internet search company, Yahoo! Inc. The company has been a beneficiary of the strong secular growth of Internet advertising, which is only about 3% of total marketing dollars spent, but 14% of total media consumption. Over the next 7 years, if online advertising managed to capture 10% dollar share, the industry would quadruple, assuming nominal worldwide Gross Domestic Product (GDP) growth of 3% and similar growth in total advertising. Yahoo! Inc., is reaping the rewards of refocusing its sales effort from high volume, low price banner ads to higher fee "sponsored search" revenue. It has upgraded its search and personal page functions and is continuing to monetize its impressive subscriber base. The company has almost no capital costs, so I believe incremental revenue growth is highly profitable.

Another top performer was Harman International Industries, Inc., which makes high-quality audio products and electronic systems. The company was recently awarded lucrative contracts with automakers BMW and Mercedes Benz to provide audio and "infotainment" systems for their luxury cars. I believe these contracts will give the company tremendous visibility in revenue and earnings growth over the next few years, while management works to penetrate domestic and Asian auto manufacturers.

With its demand growing regardless of economic climate, healthcare remains an area of emphasis in the Portfolio. Among our biggest contributors for the year was UnitedHealth Group, Inc. We invested in UnitedHealth Group, Inc., because of its evolving business model from capital-intensive, risk-based insurance to a higher-margin, non-risk service/outsourcing model. The company capitalizes on the increasing utilization of healthcare amongst the population and corporate America's desire to share more healthcare costs with its employees. Pricing has been strong for managed care as increases have been passed on in the form of higher copays and tiered drug pricing, while underlying costs have been very tightly controlled. Finally, we expect that UnitedHealth Group, Inc.'s merger with Oxford Health Plans should enable the company to gain a market leading position in New England and cut costs as the company's call centers and information systems are consolidated.

On the more economically sensitive side, Total Fina Elf S.A. (ADR) benefited from record oil prices. The company has had superior production growth of 5% (industry growth 2-3%) and lower decline rates than the rest of the industry.
We believe that Total Fina Elf S.A. (ADR) still has merger efficiencies to exploit, particularly in upstream investments. The company's Sanofi-Synthelabo S.A., lock has expired, allowing the company to release the value of this stake, in addition to its strong free cash flow, to return cash to shareholders.

SELECT RETAIL AND SEMICONDUCTOR STOCKS DETRACTED FROM THE PORTFOLIO'S RESULTS After boosting the economy last year, consumers slowed spending levels in the face of higher mortgage rates, record oil prices, and tepid job growth. Companies responded by competing fiercely over the remaining dollars spent. Two of our biggest detractors to performance were in the retail sector. Amazon, the online retail operator, underperformed as operating margin leverage in the United States was lackluster as the company reinvested cost savings into lower prices and aggressive free shipping campaigns for customers.

A new position, Gap, Inc., was hampered by industry-wide, slower same-store sales after the anniversary of 2003's tax rebates and as gasoline prices rose. We were attracted to Gap, Inc., because we believe the new management team is redirecting the company's performance metrics to economic value-added, free cash flow, and earnings growth. The company is improving balance sheet management, focusing on supply chain initiatives, and finding sourcing opportunities. Unfortunately, the challenging retail environment, along with the company's miss of fashion trends, overwhelmed the positive management moves.

The long-awaited pickup in corporate capital spending was delayed as companies continued to tightly control their discretionary expenses and grappled with rising commodity prices. Technology shares experienced a sharp pullback as inventory levels began to rise due to the large capacity additions of the previous year while demand was lower than expected. Orders for new semiconductor capital equipment were pushed out, hurting Applied Materials, Inc.'s performance and detracting from our results. Texas Instruments, while benefiting from wireless and consumer electronics demand, was also negatively impacted by its weak revenue growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



INVESTMENT STRATEGY AND OUTLOOK
Looking ahead, in my opinion the economy has several hurdles to overcome: corporate profits may be under pressure due to rising labor and raw material costs; record consumer debt levels and high gasoline prices could continue to take a toll on consumer spending; international demand may weaken as China continues to rein in growth and the other world economies are also impacted by high commodity prices; and the looming U.S. budget deficit may weigh on the bond market. In this environment, I expect to see the nervousness in the market to continue, so the Portfolio remains balanced and invested in stocks that we believe can grow organically and return shareholder value through intelligent capital allocation.

Thanks for your confidence and investment.

CLAIRE YOUNG
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Yahoo!, Inc.                      3.26%
                   ------------------------------------------
                   Four Seasons Hotels, Inc.         2.58%
                   ------------------------------------------
                   UnitedHealth Group, Inc.          2.26%
                   ------------------------------------------
                   Roche Holding AG                  2.06%
                   ------------------------------------------
                   Total Fina Elf S.A. (ADR)         1.96%
                   ------------------------------------------
                   Maxim Integrated Products, Inc.   1.92%
                   ------------------------------------------
                   Neurocrine Biosciences, Inc.      1.89%
                   ------------------------------------------
                   Whole Foods Market, Inc.          1.86%
                   ------------------------------------------
                   Chicago Merchantile Exchange      1.83%
                   ------------------------------------------
                   Varian Medical Systems, Inc.      1.79%
                   ------------------------------------------


PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                     [CHART]


Technology             16.9%
Non-Cyclical           28.5%
Cyclical               19.0%
Industrials             4.2%
Financials              8.5%
Communications          7.4%
Energy                 10.4%
Diversified             3.6%
Basic Materials         1.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                   For the year ended 12/31/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio managed by
               Janus Capital Management LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]


                                Janus Aggressive
             S&P 500 Index      Growth Portfolio
             -------------      ----------------
 2/01          $10,000             $10,000
 3/01            8,512               7,970
 6/01            9,010               8,300
 9/01            7,687               6,220
12/01            8,509               7,400
 3/02            8,533               7,430
 6/02            7,389               6,260
 9/02            6,113               5,250
12/02            6,628               5,341
 3/03            6,420               5,351
 6/03            7,408               6,041
 9/03            7,605               6,251
12/02            8,531               6,991
 3/04            8,675               7,042
 6/04            8,824               7,242
 9/04            8,659               6,832
12/04            9,458               7,582



    --------------------------------------------------------
                               Average Annual Return/2/
                             (for the year ended 12/31/04)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/3/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A       8.82%    --         0.95%
--  Class B                  8.44%  0.81%       -6.88%
    Class E                  8.58%    --        18.87%
    --------------------------------------------------------
- - S&P 500 Index/1/        10.87%  3.59%       -1.41%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio               For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

EQUITY COMPONENT
Stock selection within the materials sector was the primary contributor to relative performance versus the S&P 500 Index/1/ during the twelve-month period ended December 31, 2004. In particular, agricultural products maker Monsanto Co., (1.7% of Portfolio weighting) benefited from strong earnings and better than expected free cash flow generation. Also within the sector, Eastman Chemical Co.'s (2.5% of Portfolio weighting) stock price reacted favorably as the chemical manufacturer announced earnings that were above consensus estimates for both second and third quarter. The earnings surprises led to increased 2004 and 2005 forecasts. Stock selection within the consumer discretionary sector also aided performance. Auto parts distributor Genuine Parts Co. (2.1% of Portfolio weighting) was also a strong performer resulting from their announcement of strong sales and earnings.

Stock selection within the utilities sector detracted from performance. The Portfolio's holdings in general did not keep pace with the S&P 500 Index/2/ returns. Within the sector, weak performer Northeast Utilities (1.9% of Portfolio Weighting) declined after reducing earnings guidance due to aggressive price competition in its unregulated energy business. Additionally, stock selection within the telecomm services sector hurt performance. In particular, shares of SBC Communications, Inc. (2.0% of Portfolio weighting) posted weak returns as investor's concerns increased about wireless and internet- based telephony competition.

BOND COMPONENT
The bond component of the Portfolio benefited from its large allocation to high yield, which represented nearly 60% of the bond portion. A "shortage of yield" continued to support the mid- and lower quality segments of the fixed income market. Although quality spreads have tightened, we believe that this search for yield will continue to fuel demand in these areas. The Portfolio's emphasis on lower rated, high yield bonds proved beneficial during the year. We were overweight on B-rated securities, which tended to outperform BB-rated. Access to capital has allowed companies to improve balance sheet quality and consequently default rates have been quite low. All these factors have helped to increase investors' acceptance of sub-investment grade issues, and thus to compress yield spreads. In a similar fashion, convertible securities benefited from rising earnings and participation in the stock market up trend. Both high yield and convertibles broadly outperformed the aggregate US bond market during the year.

OUTLOOK
In the equities market, the Portfolio continues to focus on the securities that offer high relative value and possess an attractive yield component. This 'bottoms-up' methodology is currently focused on stocks traditionally seen as cyclical--chemicals, paper, retailers and manufacturing companies primarily in North American markets. Lord

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio               For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Abbett anticipates the U.S. dollar should continue to weaken and that, combined with a strengthening domestic economy, this trend should benefit the Portfolio's holdings.

We believe in the short-term, the shortage of yield will drive demand for high yield and support our allocation to this sector. While high yield spreads are the tightest seen in many years, we don't think this poses an immediate risk to high yield bonds. We believe fundamentals, such as strong corporate balance sheets and increasing profits, support our constructive view and allocation to high yield debt. Taking a longer-term standpoint we are beginning to feel that high yield valuations could suppress this segment's attractiveness. If spreads continue to compress, we should begin to find value in higher quality segments of the market. Risks to our outlook, such as a surge in inflationary pressures or a dramatic weakening in earnings or the dollar, would prompt us to hasten the transition of the Portfolio to higher quality holdings. We are carefully evaluating each holding as spreads narrow. Issue selection continues to be the key to sustainable performance.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Edward von der Linde and Christopher J. Towle. Messrs. Von der Linde and Towle, Partners of Lord Abbett, have been with Lord Abbett since 1985 and 1980 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as December 31, 2004; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                         Percent of
             Description                                 Net Assets
             ------------------------------------------------------
             Tupperware Corp.                              2.56%
             ------------------------------------------------------
             Eastman Chemical Co.                          2.41%
             ------------------------------------------------------
             Ameren Corp.                                  2.30%
             ------------------------------------------------------
             Bristol-Myers Squibb Co.                      2.22%
             ------------------------------------------------------
             The ServiceMaster Co.                         2.19%
             ------------------------------------------------------
             H.J. Heinz Co.                                2.11%
             ------------------------------------------------------
             R.R. Donnelley & Sons Co.                     2.10%
             ------------------------------------------------------
             Healthcare Realty Trust, Inc.(REIT)           2.06%
             ------------------------------------------------------
             NiSource, Inc.                                2.06%
             ------------------------------------------------------
             Health Care Property Investors, Inc. (REIT)   2.06%
             ------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Common Stock                              71.2%
Corporate Bonds & Debt Securities         22.7%
Convertible Bonds                          3.5%
Preferred Stock                            2.6%





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio               For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               Lord Abbett America's Value Portfolio managed by
                  Lord, Abbett & Co. LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]



                S&P 500        Lord Abbett America's
                  Index           Value Portfolio
                --------       ---------------------
 5/01/2003      $10,000             $10,000
 6/30/2003       10,662              10,440
 9/30/2003       10,945              10,770
12/31/2003       12,278              12,104
 3/31/2004       12,485              12,524
 6/30/2004       12,700              12,781
 9/30/2004       12,462              13,069
12/31/2004       13,613              14,251




    ---------------------------------------------------------------
                                          Average Annual Return/2/
                                            (for the year ended
                                                 12/31/04)
    ---------------------------------------------------------------
                                          1 Year Since Inception/3/
    ---------------------------------------------------------------
--  Lord Abbett America's Value Portfolio 17.73%      23.64%
    ---------------------------------------------------------------
- - S&P 500 Index/1/                      10.87%      20.32%
    ---------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
In 2004, the Federal Reserve Board (the Fed) raised interest rates five times to 2.25%, the US dollar suffered a substantial correction, and energy prices spiked to above $50 a barrel, although they have recently settled back to the low-mid $40's area. Despite this, the bond market continued to be quite resilient. High yield and convertible bonds both performed well in 2004. The Merrill Lynch High Yield Master II Index/1/ posted a 10.87% total return and the Merrill Lynch All U.S. Convertible Securities Index/2 /returned 9.61%. Both high yield and convertibles broadly outperformed the aggregate US bond market, with the Lehman Brothers Aggregate Bond Index/3/ posting a 4.34% gain during the twelve-month period ended December 31, 2004. For comparison, the S&P 500 Index/4/ was up 10.88%.

Similar to 2003, in 2004 lower-rated credits outperformed higher-rated credits across all sectors of the high yield market. Within the high yield market, C-rated bonds outperformed B-rated, which outperformed the higher rated BB. In the convertible market, the speculative grade issues beat investment grade issues as well. Even in the high-grade portion of the market, the highest yielding investment grade companies led that sector's advance.

PORTFOLIO REVIEW
The Portfolio benefited from its large allocation to high yield, which represented approximately 65% of the Portfolio. A "shortage of yield" continued to support the mid- and lower quality segments of the fixed income market. Although quality spreads have tightened, we believe that this search for yield will continue to fuel demand in these areas. The Portfolio's emphasis on lower rated, high yield bonds proved beneficial during the year. We were overweight on B-rated securities, which tended to outperform BB-rated. Access to capital has allowed companies to improve balance sheet quality and consequently default rates have been quite low. All these factors have helped to increase investors' acceptance of sub-investment grade issues, and thus to compress yield spreads. In a similar fashion, convertible securities benefited from rising earnings and participation in the stock market up trend. Both high yield and convertibles broadly outperformed the aggregate US bond market during the twelve-month period ended December 31, 2004.

OUTLOOK
We believe in the short-term, the shortage of yield will drive demand for high yield and support our allocation to this sector. While high yield spreads are the tightest seen in many years, we don't think this poses an immediate risk to high yield bonds. We believe fundamentals, such as strong corporate balance sheets and increasing profits, support our constructive view and allocation to high yield debt. Taking a longer-term standpoint we are beginning to feel that high yield valuations could suppress this segment's attractiveness. If spreads continue to compress, we should begin to find value in higher quality segments of the market. Risks to our outlook, such as a surge in inflationary pressures or a dramatic weakening in earnings or the dollar, would prompt us to hasten the transition of the Portfolio to higher quality holdings. We are carefully evaluating each holding as spreads narrow. Issue selection continues to be the key to sustainable performance.

CHRISTOPHER J. TOWLE
Portfolio Manager and Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2004; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                           Percent of
          Description                                      Net Assets
          -----------------------------------------------------------
          Fisher Scientific International, Inc.              0.90%
          -----------------------------------------------------------
          Federal Home Loan Mortgage Corp.                   0.78%
          -----------------------------------------------------------
          Qwest Capital Funding, Inc.                        0.76%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (6.0% 05/01/33)   0.76%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (6.0% 08/01/34)   0.75%
          -----------------------------------------------------------
          United States Treasury Note                        0.72%
          -----------------------------------------------------------
          DST Systems, Inc.                                  0.69%
          -----------------------------------------------------------
          Insight Communications Co., Inc.                   0.66%
          -----------------------------------------------------------
          Placer Dome, Inc.                                  0.65%
          -----------------------------------------------------------
          SEMCO Energy, Inc.                                 0.65%
          -----------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]


U.S. Government Agency Obligations     3.9%
Equity Securities                      3.6%
Corporate Bonds                       92.5%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio                For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


  Lord Abbett Bond Debenture Portfolio managed by Lord, Abbett & Co. LLC vs.
                                Lehman Brothers
  Aggregate Bond Index/3/ and Credit Suisse First Boston High Yield Index/5/
                           Growth Based on $10,000+

                                    [CHART]


                 First Boston
                  High Yield       Lehman Brothers       Lord Abbett Bond
                   Index              Bond Index       Debenture Portfolio
                 ------------      ---------------      -------------------
 05/1/1996         $10,000            $10,000               $10,000
05/31/1996          10,081                                   10,000
06/30/1996          10,103             10,114                10,201
09/30/1996          10,482             10,300                10,790
12/31/1996          10,945             10,609                11,288
03/31/1997          11,106             10,550                11,432
06/30/1997          11,585             10,938                12,147
09/30/1997          12,130             11,302                12,778
12/31/1997          12,326             11,636                13,052
03/31/1998          12,697             11,815                13,709
06/30/1998          12,857             12,091                13,791
09/30/1998          12,067             12,603                13,197
12/31/1998          12,397             12,646                13,869
03/31/1999          12,601             12,581                14,082
06/30/1999          12,747             12,470                14,004
09/30/1999          12,543             12,555                13,812
12/31/1999          12,804             12,540                14,341
03/31/2000          12,639             12,817                14,479
06/30/2000          12,695             13,039                14,551
09/30/2000          12,782             13,433                14,871
12/31/2000          12,135             13,998                14,465
03/31/2001          12,733             14,422                14,859
06/30/2001          12,654             14,503                14,782
09/30/2001          12,151             15,173                14,180
12/31/2001          12,837             15,179                15,010
03/31/2002          13,159             15,194                15,089
06/30/2002          12,857             15,757                14,585
09/30/2002          12,494             16,480                14,264
12/31/2002          13,234             16,739                14,950
03/31/2003          14,148             16,971                15,505
06/30/2003          15,526             17,396                16,629
09/30/2003          15,998             17,371                16,950
12/31/2003          16,931             17,427                17,867
03/31/2004          17,383             17,889                18,194
06/30/2004          17,350             17,452                18,001
09/30/2004          18,131             18,011                18,595
12/31/2004          18,958             18,182                19,374



    ------------------------------------------------------------------
                                      Average Annual Return/6/
                                   (for the year ended 12/31/04)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/7/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
    Portfolio--Class A          8.43%  8.86%  6.20%       7.93%
--  Class B                     8.17%  8.62%    --        7.11%
    Class E                     8.25%    --     --        9.36%
    ------------------------------------------------------------------
    Lehman Brothers
- - Aggregate Bond Index/3/     4.34%  6.20%  7.71%       7.14%
    ------------------------------------------------------------------
    Credit Suisse First Boston
--  High Yield Index/5/        11.96% 13.88%  8.17%       7.66%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and Yankee high-yield bonds (dollar-denominated bonds issued in the U.S. by foreign banks and corporations), including deferred-interest bonds and payment in-kind securities. Issues included in the index have maturities of one year or more, and have a credit rating lower than BBB-/Baa3, but are not in default.

/2/Merrill Lynch All U.S. Convertible Securities Index is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only.

/3/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/4/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/5/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/6/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 20% of net assets at market value in equity securities of large cap companies including common stock, preferred stock, convertible preferred stock, warrants and similar investments. In addition the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MARKET REVIEW
The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

PORTFOLIO REVIEW
Stock selection within the information technology sector aided performance relative to the S&P 500 Index/1./ Apple Computer, Inc., (1.1% of Portfolio weighting) and Motorola (1.9% of Portfolio weighting) both benefited from solid quarterly earnings announcements based on strong product sales throughout the year. Within the consumer staples sector, Kraft Foods, Inc.,--Class A, (1.9% of Portfolio weighting) share price increased in response to positive industry news. Finally, stock selection within the industrials sector aided performance relative to the S&P 500 Index, during the twelve-month period ending December 31, 2004. Deere & Co., (2.8% of Portfolio weighting) announced a higher-than-expected fiscal fourth quarter earnings forecast which increased share price.

Within the consumer discretionary sector, Clear Channel Communications, Inc., (1.0% of Portfolio weighting) and Tribune Co. (1.0% of Portfolio weighting) were hurt by circulation declines and weak advertising sales. Stock selection within the financials sector detracted from relative performance as Bank of America Corp. (1.0% of Portfolio weighting) was hurt by on-going litigation with an international food company.

OUTLOOK
During the twelve-month period ended December 31, 2004, the Portfolio added selectively to the industrials, health care and consumer staples sectors, while slightly reducing the Fund's exposure to the consumer discretionary sector. The Portfolio continues to maintain a bias toward basic materials and industrial companies. Lord Abbett continues to implement the disciplined investment process and philosophy that has guided our firm for over seventy years.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson, Jr. and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of Lord Abbett, have been in the investment business since 1971, 1965 and 1986 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2004; these views and the Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Exxon Mobil Corp.               5.55%
                    ----------------------------------------
                    Deere & Co.                     2.84%
                    ----------------------------------------
                    J.P. Morgan Chase & Co.         2.58%
                    ----------------------------------------
                    General Electric Co.            2.45%
                    ----------------------------------------
                    International Paper Co.         2.26%
                    ----------------------------------------
                    E.I. du Pont de Nemours & Co.   2.03%
                    ----------------------------------------
                    Walt Disney Co.                 2.01%
                    ----------------------------------------
                    EMC Corp.                       1.94%
                    ----------------------------------------
                    Motorola, Inc.                  1.90%
                    ----------------------------------------
                    Kraft Foods, Inc. Class A       1.89%
                    ----------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Basic Materials             9.8%
Communications              7.1%
Cyclical                    6.7%
Energy                     12.2%
Financials                 17.4%
Industrials                19.0%
Non-Cyclical               20.1%
Technology                  7.1%
Utilities                   0.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio             For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

              Lord Abbett Growth and Income Portfolio managed by
                  Lord, Abbett & Co. LLC vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             S&P MidCap 500/                        Lord Abbett Growth
             BARRA Value Index     S&P 500 Index    and Income Portfolio
             -------------------   -------------    --------------------
12/11/1989         $10,000             $10,000           $10,000
12/31/1989          10,210              10,215
03/31/2000          42,738              55,672            45,130
06/30/2000          40,904              54,191            44,336
09/30/2000          44,508              53,665            47,921
12/31/2000          45,233              49,463            51,971
03/31/2001          42,279              43,597            47,127
06/30/2001          44,144              46,148            49,814
09/30/2001          36,993              39,373            42,989
12/31/2001          39,937              43,582            48,973
03/31/2002          40,464              43,704            50,927
06/30/2002          36,155              37,848            45,397
09/30/2002          28,758              31,308            36,408
12/31/2002          31,605              33,950            40,184
03/31/2003          29,863              32,881            38,074
06/30/2003          35,490              37,944            44,851
09/30/2003          36,391              38,950            46,233
12/31/2003          41,653              43,694            52,664
03/31/2004          43,048              44,432            53,917
06/30/2004          43,389              45,196            54,650
09/30/2004          43,840              44,351            53,595
12/31/2004          48,193              48,445            59,475




    ------------------------------------------------------------------
                                  Average Annual Return/2/
                               (for the year ended 12/31/04)
    ------------------------------------------------------------------
                       1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ------------------------------------------------------------------
    Lord Abbett
    Growth and Income
    Portfolio--Class A 12.92%  6.67%  5.58%  12.81%       12.56%
--  Class B            12.65%  6.44%    --      --         6.97%
    ------------------------------------------------------------------
- - S&P 500 Index/1/   10.87%  3.59% -2.30%  12.07%       11.05%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

PORTFOLIO REVIEW
After experiencing significant volatility for much of 2004, equity markets rallied sharply in the fourth quarter. The rally gained strength, as we had anticipated, as the uncertainty surrounding the presidential election subsided. Small and Mid-cap stocks outperformed Large-cap stocks for the year, with the 20.2% gain of the Russell Midcap Index/ 1/easily outpacing the 10.9% return of the S&P 500 Index/ 2/ Value indexes significantly outperformed growth indexes across all market capitalizations last year. For 2004 as a whole, the Russell Midcap Value Index/ 3/ gained 23.7%, while the Russell Midcap Growth Index/ 4 /returned 15.5%.

The Portfolio suffered from disappointing stock selection during the twelve-month period ended December 31, 2004. The most significant detractor from the Portfolio's relative performance in 2004 compared to the Russell Midcap Growth Index was stock selection within the healthcare sector. Watson Pharmaceuticals, Inc., (no longer held), a specialty pharmaceutical company, declined due to disappointing sales in the women's health segment, and less favorable generic pricing environment. Additionally, Omnicare, Inc. (0.7% of Portfolio weighting), a provider of pharmaceutical care for seniors, fell upon reporting significantly lower gross margins caused by pricing competition and Medicare price ceilings.

Stock selection within the consumer discretionary sector was also a detractor from performance. Entercom Communications Corp. (no longer held), an owner and operator of radio stations nationwide, was hurt by slumping advertising revenue during the (typically strong) presidential election season.

The most significant contributor to the Portfolio's relative performance compared to the Russell Midcap Growth Index during 2004 was stock selection within the auto and transportation sector. Landstar Systems, Inc. (0.8% of Portfolio weighting), which provides transportation services to shippers, gained during the twelve-month period ended December 31, 2004 as the company reported a significant increase in revenue due in part to services it provided following the hurricanes that hit the Southeast.

The Portfolio also benefited from stock selection within the technology sector. CACI International, Inc., (1.8% of Portfolio weighting), an IT services company with exposure to the defense and government sectors, increased during the second half of the year due to steady growth businesses. Finally, TIBCO Software, Inc. (no longer held), a business integration company, appreciated due to solid earnings resulting from firmer demand for enterprise-wide software installations.

OUTLOOK
Moving forward into 2005, we expect the economy to grow at a healthy pace. However, as the Federal Reserve Board continues to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


incrementally raise short-term interest rates to starve off any inflationary threats, we believe corporate earnings growth will taper off from their multi-year peak that happened in mid-2004. As the broad stock markets finished strong at the end of 2004, we are beginning to take profits in many stocks in the Portfolio where, in our opinion, valuations are now full. We are looking to re-allocate capital into areas of the market less exploited and more attractively valued.

KEVIN P. FERGUSON
Portfolio Manager and Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2004; these views and Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 CIT Group, Inc.                       2.02%
                 ----------------------------------------------
                 Nextel Partners, Inc.                 2.01%
                 ----------------------------------------------
                 Ingersoll-Rand Co.                    1.97%
                 ----------------------------------------------
                 Avaya, Inc.                           1.88%
                 ----------------------------------------------
                 Affiliated Managers Group, Inc.       1.88%
                 ----------------------------------------------
                 CACI International, Inc.              1.78%
                 ----------------------------------------------
                 Weatherford International, Ltd.       1.71%
                 ----------------------------------------------
                 Invitrogen Corp.                      1.64%
                 ----------------------------------------------
                 Take-Two Interactive Software, Inc.   1.57%
                 ----------------------------------------------
                 Advance Auto Parts, Inc.              1.57%
                 ----------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical                                                      30.2%
Industrials                                                       17.1%
Technology                                                        15.1%
Financials                                                        10.7%
Cyclical                                                          10.2%
Communications                                                     8.6%
Energy                                                             5.0%
Basic Materials                                                    3.1%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio          For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

             Lord Abbett Growth Opportunities Portfolio managed by
           Lord, Abbett & Co. LLC vs. Russell Midcap Growth Index/4/
                           Growth Based on $10,000+

                                    [CHART]

                   Russell Midcap            Lord Abbett Growth
                   Growth Index            Opportunities Portfolio
                ---------------------      -----------------------
 2/12/2001             $10,000                   $10,000
 3/31/2001               7,729                     8,440
 6/30/2001               8,979                     9,640
 9/30/2001               6,483                     7,710
12/31/2001               8,237                     8,930
 3/31/2002               8,092                     8,720
 6/30/2002               6,614                     7,800
 9/30/2002               5,478                     6,570
12/31/2002               5,980                     6,750
 3/31/2003               5,979                     6,770
 6/30/2003               7,101                     7,950
 9/30/2003               7,609                     8,160
12/31/2003               8,535                     9,160
 3/31/2004               8,948                     9,460
 6/30/2004               9,042                     9,471
 9/30/2004               8,650                     9,030
12/31/2004               9,856                    10,300



    -----------------------------------------------------------------
                                        Average Annual Return/5/
                                      (for the year ended 12/31/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/6/
    -----------------------------------------------------------------
    Lord Abbett Growth
    Opportunities Portfolio--Class A 12.76%  5.23%        2.34%
--  Class B                          12.45%  4.87%        0.76%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/4/   15.48%  6.16%       -0.37%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had a market capitalization of $12.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect Portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The economy's real growth rate increased for the third straight year in 2004, rising to over 4 percent from 3 percent in 2003. Leading the economic expansion was robust business spending. Behind the corporate demand for equipment and software were balance sheets flush with cash, a general rise in business confidence and a favorable bonus depreciation schedule.

As corporate America regained its footing, approximately 2.25 million jobs were created, pushing the unemployment rate down to 5.4 percent, nearly 50 basis points below its long-run average. The improved labor market conditions fostered household income growth, which grew nearly in line with the economy and generated a consumer-spending spree that pushed national savings as a percent of gross national income to a 70-year low.

Although valuations were favorable, stocks stumbled throughout much of 2004, before rallying in the fourth quarter. Investors seemingly ignored positive underlying economic fundamentals, as the daily headlines focused on the tight U.S. presidential race and a rich assortment of additional uncertainties.

Oil prices, as measured by spot West Texas Intermediate crude contracts, rose nearly 80 percent between February and October reaching $50 a barrel, before moderating in the final quarter of the year. Investors were also concerned about the twin deficits (budget and trade). The U.S. budget deficit soared, despite increasing tax revenues, reflecting in large part costly outlays in defense spending. U.S. imports continued to exceed exports, resulting in a worsening trade deficit. Whether true or not, the "run-away" deficits were blamed for the late-year weakness in the U.S. dollar, another source of investor concern.

Fortunately, once the elections were over and the price of oil began to moderate, investor sentiment turned bullish, and stocks finished the year in positive territory.

The best performing sectors in 2004 included energy, telecommunication services, and industrials. The energy sector rose along with the price of oil; telecommunications benefited from attractive fundamentals and increased business spending; and industrials profited from the weak dollar, a favorable depreciation schedule, and the strong economy. The worst performing sectors of 2004 were healthcare, information technology, consumer staples, and financials. Pharmaceuticals were hurt late in the year by studies implicating several popular drugs with health risks. Excess capacity in the semiconductor industry detracted from an otherwise solid year for the information technology sector. A rising interest-rate environment weakened financials.

By year-end, the underlying strengths of the economy and a more positive corporate outlook were reflected in a brisk equity rally, as investors finally took note of the above-trend economic growth, improving corporate revenues, stronger balance sheets, greater operating margins and the conservative management practices which were abetting all of the above. In our opinion, the rally was overdue.

Although the economy expanded the most in five years, emotional and speculative fears nearly overwhelmed equities in 2004. Saved by a fourth quarter rally, stocks advanced 9 percent for the year, while business and consumer spending responded defiantly to five interest rate hikes and a near doubling of energy prices.

PORTFOLIO REVIEW
Stock selection within the materials and processing sector was the primary contributor to relative performance versus the Russell Midcap Index/1 /during the twelve-month period ended December 31, 2004. Agricultural products maker Monsanto Co. (2.0% of Portfolio weighting) performed well, as the result of strong earnings and better than expected free cash flow generation. The combination of an underweight position and stock selection within the technology sector also aided performance. The underweight position is a result of our bottom up fundamental process, and what we believe to be a lack of attractive candidates as opposed to a conscious top down decision to underweight the sector as a whole. Security software maker McAfee Inc.'s (1.8% of Portfolio weighting) stock price advanced as evidence mounted of a successful company turnaround and continued favorable demand for security software. Stock selection within the producer durables sector also aided performance. Portfolio holding Cummins (1.4% of Portfolio weighting), a maker of gas, diesel and electric engines, performed well as earnings exceeded expectations due to revenue increases, expanding margins and increased product demand.

The primary detractor from performance during the twelve-month period ended December 31, 2004 was the combination of stock selection and a relative underweight position within the financial services sector. In general, Portfolio holdings within this sector failed to keep pace with Index returns. Stock selection within the utilities sector also detracted from performance. In particular, shares of Northeast Utilities (1.3% of Portfolio weighting) declined after reducing earnings guidance due to aggressive price competition in its unregulated energy business. Additionally, within the consumer discretionary sector, shares of a clothing and apparel designer Tommy Hilfiger Corp. (0.9% of Portfolio weighting) were hurt as investors reacted to news of investigations regarding past tax practices.

OUTLOOK
We believe that we are in the middle of an economic expansion cycle, which is progressing unevenly across industries. There are pockets of supply/demand imbalances that are allowing some of the Portfolio companies to raise prices, leading to rising profitability. These pockets include such diverse areas as oilfield services, crop nutrients, coated paper, and plywood. There are also some Portfolio companies whose profitability is rising due to strong and/or improving demand for their offerings such as voice over IP telephony, security software, large scale truck engines, mail order prescriptions and eye care solutions. Finally, there are individual company situations where management is reversing poor decisions and taking proactive measures that we believe will improve profitability and generate shareholder value. We continue to find and invest the Portfolio's assets in all of these types of situations.

EDWARD VON DER LINDE
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of December 31, 2004; these views and the Portfolio holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the Federal Deposit Insurance Corporation, is not a deposit or other obligation of, or guaranteed by banks, and is subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Eastman Chemical Co.         2.74%
                     -------------------------------------
                     SAFECO Corp.                 2.55%
                     -------------------------------------
                     Genuine Parts Co.            2.34%
                     -------------------------------------
                     Halliburton Co.              2.29%
                     -------------------------------------
                     Pactiv Corp.                 2.14%
                     -------------------------------------
                     Georgia-Pacific Corp.        2.11%
                     -------------------------------------
                     Hubbell, Inc. Class B        2.05%
                     -------------------------------------
                     R.R. Donnelley & Sons Co.    2.04%
                     -------------------------------------
                     Archer-Daniels-Midland Co.   2.01%
                     -------------------------------------
                     Monsanto Co.                 2.00%
                     -------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Cyclical                                                          18.0%
Basic Materials                                                   15.7%
Financials                                                        14.9%
Non-Cyclical                                                      12.4%
Industrials                                                       10.8%
Energy                                                            10.8%
Communications                                                     7.3%
Technology                                                         5.7%
Utilities                                                          4.4%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                 For the year ended 12/31/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                Lord Abbett Mid-Cap Value Portfolio managed by
  Lord, Abbett & Co. LLC vs. Russell Midcap Index/1/ and S&P MidCap 400/Barra
                                Value Index/2/
                           Growth Based on $10,000+


                                     [CHART]


                  S&P 400                                 Lord Abbett
               MidCap/BARRA           Russell            Mid-Cap Value
                Value Index         MidCap Index           Portfolio
              --------------     ----------------        -------------
08/20/1997        $10,000              $10,000              $10,000
09/30/1997         10,630               10,561               10,440
12/31/1997         11,204               10,678               10,490
03/31/1998         12,306               11,833               11,361
06/30/1998         11,797               11,654               11,308
09/30/1998         10,169                9,927                9,383
12/31/1998         11,727               11,757               10,606
03/31/1999         10,783               11,702               10,125
06/30/1999         12,392               12,973               11,829
09/30/1999         11,185               11,858               10,940
12/31/1999         12,000               13,902               11,211
03/31/2000         12,752               15,304               12,366
06/30/2000         12,413               14,614               13,198
09/30/2000         14,033               15,609               14,890
12/31/2000         15,431               15,049               17,139
03/31/2001         14,811               13,470               16,703
06/30/2001         16,497               14,754               17,659
09/30/2001         14,351               12,119               16,267
12/31/2001         16,436               14,203               18,527
03/31/2002         18,068               14,807               19,674
06/30/2002         17,007               13,393               18,472
09/30/2002         13,864               11,031               15,754
12/31/2002         14,775               11,904               16,802
03/31/2003         13,918               11,623               15,426
06/30/2003         16,588               13,746               17,910
09/30/2003         17,782               14,631               18,796
12/31/2003         20,716               16,675               21,196
03/31/2004         21,862               17,532               22,625
06/30/2004         22,122               17,786               23,245
09/30/2004         21,949               17,637               23,317
12/31/2004         24,638               20,046               26,458






    ----------------------------------------------------------------
                                    Average Annual Return/3/
                                 (for the year ended 12/31/04)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/4/
    ----------------------------------------------------------------
    Lord Abbett Mid-Cap
    Value Portfolio--Class A 24.82% 12.61% 18.74%       14.12%
--  Class B                  24.50% 12.32%    --        12.94%
    ----------------------------------------------------------------
    S&P MidCap 400/Barra
- - Value Index/2/           18.93% 14.45% 15.47%       12.93%
    ----------------------------------------------------------------
--  Russell Midcap Index/1/  20.22% 12.17%  7.59%        9.89%
    ----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had a market capitalization of $12.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended Index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Mid Cap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Aggressive Strategy Portfolio          For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios that comprise the MAAP commenced operations on November 3, 2004.

The MetLife Aggressive Strategy Portfolio is considered the most aggressive of the five portfolios and has a macro asset class composition of 95% equity investments and 5% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Aggressive Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Strategy Portfolio consists of a 76% allocation to the Wilshire 5000 Index/1/, a 19% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)/2/, and a 5% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/3/.

Due to the short operational history of the MetLife Aggressive Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $300 million in assets under management.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
                             Description               Net Assets
               --------------------------------------------------
               Lord Abbett Growth and Income Portfolio   18.99%
               --------------------------------------------------
               Davis Venture Value Portfolio             17.89%
               --------------------------------------------------
               Janus Aggressive Growth Portfolio         12.04%
               --------------------------------------------------
               Harris Oakmark International Portfolio    10.05%
               --------------------------------------------------
               Third Avenue Small Cap Value Portfolio     8.04%
               --------------------------------------------------
               MFS Research International Portfolio       7.06%
               --------------------------------------------------
               Met Series Jennison Growth Portfolio       6.97%
               --------------------------------------------------
               Harris Oakmark Focused Value Portfolio     4.99%
               --------------------------------------------------
               Met/AIM Small Cap Growth Portfolio         4.00%
               --------------------------------------------------
               PIMCO PEA Innovation Portfolio             3.95%
               --------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Registered Investment Company 100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Aggressive Strategy Portfolio          For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


       MetLife Aggressive Strategy Portfolio vs. Aggressive Benchmark/4/

                                     [CHART]

                                            Aggressive
               Aggressive Benchmark        Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,867                    10,715


    -----------------------------------------------------------
                                     Cumulative Return/5/
                                (for the period ended 12/31/04)
    -----------------------------------------------------------
                                      Since Inception/6/
    -----------------------------------------------------------
    MetLife Aggressive Strategy
--  Portfolio--Class B                       7.15%
    -----------------------------------------------------------
- - Aggressive Benchmark/4/                  8.67%
    -----------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/4/Aggressive Benchmark--Comprises of 76% Wilshire 5000 Equity Index, 19% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/5/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio            For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios which comprise the MAAP commenced operations on November 3, 2004.

The MetLife Balanced Strategy Portfolio is considered the "middle" or "balanced" of the five portfolios on the risk/return spectrum and has a macro asset class composition of 65% equity investments, 30% fixed income investments, and 5% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Balanced Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Balanced Strategy Portfolio consists of a 52% allocation to the Wilshire 5000 Index/1/, a 13% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE)/2/, a 30% allocation to the Lehman Brothers (LB) U.S. Universal Index/3/, and a 5% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/4/.

Due to the short operational history of the MetLife Balanced Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $1.5 billion in assets under management.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                        Percent of
                            Description                 Net Assets
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      13.06%
             -----------------------------------------------------
             Davis Venture Value Portfolio                10.99%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio          9.90%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      9.87%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    8.99%
             -----------------------------------------------------
             PIMCO Total Return Portfolio                  8.87%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        6.06%
             -----------------------------------------------------
             MFS Research International Portfolio          5.07%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        4.04%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio        4.01%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2004

                                    [CHART]

Registered Investment Company 100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Balanced Strategy Portfolio            For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


        MetLife Balanced Strategy Portfolio vs. Balanced Benchmark/5 /

                                     [CHART]

                                             Balanced
                Balanced Benchmark         Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,607                    10,419


    ---------------------------------------------------------
                                   Cumulative Return/6/
                              (for the period ended 12/31/04)
    ---------------------------------------------------------
                                    Since Inception/7/
    ---------------------------------------------------------
    MetLife Balanced Strategy
--  Portfolio--Class B                     4.19%
    ---------------------------------------------------------
- - Balanced Benchmark/5/                  6.07%
    ---------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment. The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by Asubtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment

/5/Balanced Benchmark--Comprises of 52% Wilshire 5000 Equity Index, 30% Lehman Brothers Universal Index, 13% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio           For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios which comprise the MAAP commenced operations on November 3, 2004.

The MetLife Defensive Strategy Portfolio is considered most conservative of the five portfolios and has a macro asset class composition of 35% equity investments, 55% fixed income investments, and 10% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Defensive Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Defensive Strategy Portfolio consists of a 28% allocation to the Wilshire 5000 Index/1/, a 7% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI
EAFE)/2/, a 55% allocation to the Lehman Brothers (LB) U.S. Universal Index/3/, and a 10% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/4/.

Due to the short operational history of the MetLife Defensive Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $125 million in assets under management.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                        Percent of
                            Description                 Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 23.77%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     22.82%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio         13.93%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      10.13%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    7.04%
             -----------------------------------------------------
             MFS Research International Portfolio          4.08%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Core Value Portfolio    4.07%
             -----------------------------------------------------
             Met/AIM Mid Cap Core Equity Portfolio         3.03%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        2.04%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        2.03%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2004

                                    [CHART]

Registered Investment Company 100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Defensive Strategy Portfolio           For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


        MetLife Defensive Strategy Portfolio vs. Defensive Benchmark/5/

                                     [CHART]

                                             Defensive
                Defensive Benchmark        Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,344                    10,134


    ----------------------------------------------------------
                                    Cumulative Return/6/
                               (for the period ended 12/31/04)
    ----------------------------------------------------------
                                     Since Inception/7/
    ----------------------------------------------------------
    MetLife Defensive Strategy
--  Portfolio--Class B                      1.34%
    ----------------------------------------------------------
- - Defensive Benchmark/5/                  3.44%
    ----------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment

/5/Defensive Benchmark--Comprises of 28% Wilshire 5000 Equity Index, 55% Lehman Brothers Universal Index, 7% Morgan Stanley Capital International Europe Australasia and Far East Index and 10% Citigroup 3-Month Treasury Bill Index.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio               For the period ended 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios which comprise the MAAP commenced operations on November 3, 2004.

The MetLife Growth Strategy Portfolio is considered the second most aggressive of the five portfolios and has a macro asset class composition of 85% equity investments, 10% fixed income investments, and 5% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Growth Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Growth Strategy Portfolio consists of a 68% allocation to the Wilshire 5000 Index/1/, a 17% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI
EAFE)/2/, a 10% allocation to the Lehman Brothers (LB) U.S. Universal Index/3/, and a 5% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/4/.

Due to the short operational history of the MetLife Growth Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $1.4 billion in assets under management.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                        Percent of
                            Description                 Net Assets
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      18.02%
             -----------------------------------------------------
             Davis Venture Value Portfolio                16.93%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        8.05%
             -----------------------------------------------------
             Janus Aggressive Growth Portfolio             8.04%
             -----------------------------------------------------
             Third Avenue Small Cap Value Portfolio        7.04%
             -----------------------------------------------------
             MFS Research International Portfolio          6.06%
             -----------------------------------------------------
             Met Series Jennison Growth Portfolio          4.99%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    4.98%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio      4.92%
             -----------------------------------------------------
             Harris Oakmark Focused Value Portfolio        4.00%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2004

                                    [CHART]

Registered Investment Company 100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Growth Strategy Portfolio              For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


          MetLife Growth Strategy Portfolio vs. Growth Benchmark/5 /

                                     [CHART]

                                              Growth
                 Growth Benchmark          Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,780                    10,630


    -------------------------------------------------------
                                 Cumulative Return/6/
                            (for the period ended 12/31/04)
    -------------------------------------------------------
                                  Since Inception/7/
    -------------------------------------------------------
    MetLife Growth Strategy
--  Portfolio--Class B                   6.30%
    -------------------------------------------------------
- - Growth Benchmark/5/                  7.80%
    -------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/5/Growth Benchmark--Comprises of 68% Wilshire 5000 Equity Index, 10% Lehman Brothers Universal Index, 17% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio             For the period ended 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


The MetLife Asset Allocation Program (MAAP) is a "fund-of-funds" asset allocation program which first became available within MetLife Investors' variable insurance products on November 19, 2004. The five individual Portfolios which comprise the MAAP commenced operations on November 3, 2004.

The MetLife Moderate Strategy Portfolio is considered the second most conservative of the five portfolios and has a macro asset class composition of 50% equity investments, 45% fixed income investments, and 5% cash/equivalents. Considering that no single index or benchmark can accurately capture the multiple asset class design of the MetLife Moderate Strategy Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio construction and performance evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Strategy Portfolio consists of a 40% allocation to the Wilshire 5000 Index/1/, a 10% allocation to the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI
EAFE)/2/, a 45% allocation to the Lehman Brothers (LB) U.S. Universal Index/3/, and a 5% allocation to the Citigroup (CG) 3-Month Treasury-Bill Index/4/.

Due to the short operational history of the MetLife Moderate Strategy Portfolio, commentary will not be provided except to state that the Portfolio has experienced positive net cash flows. As of December 31, 2004, the Portfolio had approximately $489 million in assets under management.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                        Percent of
                            Description                 Net Assets
             -----------------------------------------------------
             PIMCO Total Return Portfolio                 16.80%
             -----------------------------------------------------
             PIMCO Inflation Protected Bond Portfolio     15.83%
             -----------------------------------------------------
             Lord Abbett Bond Debenture Portfolio         11.91%
             -----------------------------------------------------
             Lord Abbett Growth and Income Portfolio      11.09%
             -----------------------------------------------------
             Oppenheimer Capital Appreciation Portfolio    9.02%
             -----------------------------------------------------
             Davis Venture Value Portfolio                 7.02%
             -----------------------------------------------------
             MFS Research International Portfolio          5.09%
             -----------------------------------------------------
             Goldman Sachs Mid-Cap Value Portfolio         4.05%
             -----------------------------------------------------
             Met Series Jennison Growth Portfolio          4.02%
             -----------------------------------------------------
             Harris Oakmark International Portfolio        3.04%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/2004

                                    [CHART]

                    Registered Investment Company (RIC) 100.0

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MetLife Moderate Strategy Portfolio            For the period ending 12/31/2004
Managed by Met Investors Advisory LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


         MetLife Moderate Strategy Portfolio vs. Moderate Benchmark/5/

                                     [CHART]

                                              Moderate
                Moderate Benchmark         Strategy Fund
               --------------------        -------------
 11/3/04             $10,000                   $10,000
12/31/04              10,476                    10,255


    ---------------------------------------------------------
                                   Cumulative Return/6/
                              (for the period ended 12/31/04)
    ---------------------------------------------------------
                                    Since Inception/7/
    ---------------------------------------------------------
    MetLife Moderate Strategy
--  Portfolio--Class B                     2.55%
    ---------------------------------------------------------
- - Moderate Benchmark/5/                  4.76%
    ---------------------------------------------------------

/1/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The market capitalized weighted index is compromised of approximately 82% New York Stock Exchange, 2% American Stock Exchange and 16% OTC (1995). The Index was created in 1974 and backdated to 1971; with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/2/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although it can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/5/Moderate Benchmark--Comprises of 40% Wilshire 5000 Equity Index, 45% Lehman Brothers Universal Index, 10% Morgan Stanley Capital International Europe Australasia and Far East Index and 5% Citigroup 3-Month Treasury Bill Index.

/6/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/7/Inception of the Class B shares is 11/3/04. Index returns are based on an inception date of 10/31/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET ENVIRONMENT
For stock investors, 2004 was a bumpy ride with a smooth finish. In the end, improving fundamental factors such as corporate spending and earnings growth triumphed and drove equity markets to solid gains for the year. During the reporting period, investors endured skyrocketing oil prices, rising short-term interest rates, a volatile and retreating U.S. dollar, record budget and trade deficits, and war in Iraq--and for a time it seemed these factors would lead to flat or negative annual performance for many investments. By the last quarter of 2004, however, oil prices retreated, investors seemed to adopt a less negative view of other broad economic issues, and markets appeared to recognize that both corporate profits and economic growth were up solidly, if not spectacularly, for the year. At MFS/(R)/, we believed that as the year came to a close the global economy was still in the midst of a sustainable broad-based recovery.

CONTRIBUTORS TO PERFORMANCE
Relative to the Portfolio's benchmark, the MSCI EAFE Index/1/, financial services, energy, and consumer staples were the Portfolio's strongest-performing sectors over the period. In all three sectors, stock selection was the key contributor to relative outperformance.

In the financial services sector, top performing holdings included Erste Bank in Austria and OTP Bank in Hungary. Stocks in the energy sector that aided relative results included Hungary's largest refiner, MOL Magyar Olaj-es Gazipari (Hungarian Oil and Gas Company, or MOL) and Luxembourg-headquartered Tenaris, which manufactures steel pipe used in the oil and gas industries. Madrid-based Altadis, one of the world's biggest tobacco companies, was the largest relative contributor in the consumer staples sector. As of period-end Tenaris was no longer in the Portfolio.

Stocks in other sectors that contributed to relative results included Companhia Vale Do Rio Doce (CVRD) in Brazil, the world's largest miner of iron ore; America Movil, Latin America's largest cellular operator; and Paris-headquartered global utilities operator Suez.

DETRACTORS FROM PERFORMANCE
Relative to the Portfolio's benchmark, health care, leisure, and transportation were the Portfolio's weakest-performing sectors over the period. In all three sectors, stock selection hurt results.

U.K. pharmaceutical firm AstraZeneca was the largest single detractor in the health care sector. Japanese lens maker Tamron and Round One Corp. were the largest relative detractors in the leisure sector. U.K-based low cost airline easyJet hurt performance in the transportation sector. As of period-end Tamron and Round One Corp. were no longer held in the Portfolio.

Holdings in other sectors that detracted from relative performance included Korean firm Kookmin Bank, Japanese consumer electronics manufacturer Funai Electric, and Japanese real estate firm Leopalace21 Corp. As of period-end Kookmin Bank was no longer held in the Portfolio.

The Portfolio's cash position also detracted from relative performance. As with nearly all mutual Portfolios, this Portfolio holds some cash to buy new holdings and to provide liquidity. In a period when equity markets rose sharply, holding any cash hurt performance against our benchmark, the MSCI EAFE Index, which has no cash position.

During the reporting period, shifts in currency valuations also detracted from performance relative to the benchmark. The base currency of the Portfolio is U.S. dollars and the performance of the Portfolio and its benchmark are presented in terms of this currency. Nevertheless, specific holdings of the Portfolio and benchmark may be denominated in different currencies and, therefore, present the possibility of currency depreciation or appreciation. Because the exposures of the Portfolio and the benchmark to foreign currency movements may differ, from time to time, these movements may have a material impact on relative performance.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee of MFS equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.

The opinions expressed in this annual report are those of the MFS Investment Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed. It is not possible to invest directly in an index. The Portfolio is actively managed and current holdings may be different.

A WORD ABOUT RISK:
The Portfolio may invest in foreign and/or emerging markets securities, which are more susceptible to interest rate, currency exchange rate, economic, and political risks.

The Portfolio may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries.

Please see the prospectus for further information on these and other risk considerations.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  Vodafone Group Plc                 2.43%
                  -------------------------------------------
                  Seiko Epson Corp.                  2.35%
                  -------------------------------------------
                  BP Plc (ADR)                       2.22%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.21%
                  -------------------------------------------
                  Suez S.A.                          2.09%
                  -------------------------------------------
                  Roche Holding AG                   1.97%
                  -------------------------------------------
                  Softbank Corp.                     1.83%
                  -------------------------------------------
                  Total Fina Elf S.A.                1.79%
                  -------------------------------------------
                  Deutsche Telekom AG                1.78%
                  -------------------------------------------
                  UBS AG                             1.75%
                  -------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio                For the year ended 12/31/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     MFS Research International Portfolio
        Massachusetts Financial Services Company vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]


                                             MFS Research
                 MSCI EAFE Index        International Portfolio
                 ------------------     -----------------------
02/12/2001            $10,000                   $10,000
03/31/2001              8,991                     8,830
06/30/2001              8,913                     9,150
09/30/2001              7,669                     8,040
12/31/2001              8,205                     8,486
03/31/2002              8,251                     8,516
06/30/2002              8,092                     8,375
09/30/2002              6,499                     7,154
12/31/2002              6,920                     7,484
03/31/2003              6,357                     6,993
06/30/2003              7,601                     8,018
09/30/2003              8,223                     8,521
12/31/2003              9,630                     9,882
03/31/2004             10,053                    10,306
06/30/2004             10,097                    10,335
09/30/2004             10,074                    10,477
12/31/2004             11,622                    11,814





--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

France               11.9%
Germany               3.8%
Japan                24.3%
Switzerland           6.2%
United Kingdom       21.2%
Others               18.6%
Korea                 3.9%
Mexico                3.8%
Sweden                3.4%
Brazil                2.9%

    -----------------------------------------------------------
                                  Average Annual Return/2/
                                (for the year ended 12/31/04)
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    MFS Research International
    Portfolio--Class A         19.72% 11.88%        6.17%
--  Class B                    19.56% 11.67%        4.39%
    Class E                    19.64% 11.77%       12.58%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         20.70% 12.31%        3.95%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE Index") is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                              For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. The Lehman Brothers Aggregate Bond Index/1/ a widely used index for the high-grade bond market, returned 4.34 percent for the year, despite a tightening cycle by the Federal Reserve that began in June. The central bank raised the federal funds rate five times during the year for a total of 125 basis points. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. The portfolio maintained AAA credit rating by investing in high quality short-term securities. Holdings remained very liquid, which helped to protect principal in a rising rate environment. Holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance.

MARKET/PORTFOLIO OUTLOOK
Global growth will slow over the next year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will create some inflationary pressure, but lingering overcapacity worldwide will limit this effect over a cyclical time frame. The yield on the benchmark 10-year Treasury will range between 4 and 4.5%, with the main risk to this forecast being a breakout of 25 basis points on the high side. Slack in the U.S. economy is closing but growth will be constrained by a removal of accommodative monetary and fiscal policy, as the Federal Reserve tightens and fiscal stimulus fades. Also, with its low savings rate, the U.S. must rely on foreign lenders, mainly Asian central banks, to finance its prodigious consumption and the trade deficit that accompanies it. PIMCO is skeptical that China and Japan will continue to provide this "vendor financing" on agreeable terms over the long run. In the short run, however, the game will go on, since it keeps interest rates low for U.S. borrowers and mitigates appreciation of the Chinese and Japanese currencies vs. the dollar, which would hurt export-led growth in those countries.

Europe will not add much to global growth. The European Central Bank has been reluctant to cut rates to stimulate domestic demand, exports are vulnerable to a strong euro, and business and consumer confidence remain weak. After painful currency and financial crises in the late 1990s, many EM economies opted for reform and restructuring. The results have been impressive: an increasing share of global Gross Domestic Product accumulation of record currency reserves and growing trade surpluses.

With respect to portfolio strategy, we expect to:

  . Generate competitive yields by holding high-quality domestic and Yankee commercial paper as core investments. These securities offer higher potential returns than T-bills and present minimal incremental risk.

  .  Maintain AAA credit rating by owning top quality short-term issues.

  . Retain a modest allocation to short maturity corporate issues and floating rate notes as these securities pose minimal interest rate and credit risk while enhancing portfolio yield.

  . Continue our emphasis on liquid securities that provide principal protection for the portfolio and maintain average portfolio maturity of approximately one month to ensure sufficient liquidity.

PAUL A. MCCULLEY
Portfolio Manager
Pacific Investment Management Company LLC

This report contains the current opinions of the Portfolio manager, and does not represent a recommendation of any particular security, strategy, or investment product. Such opinions are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio are not guaranteed. Mortgage-backed securities and Corporate Bonds may be sensitive to interest rates. When interest rates rise, the value of fixed income securities generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments which may be enhanced when investing in emerging markets. The credit

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                              For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Diversification does not ensure against loss.

In an environment where interest rates may trend upward, rising rates will negatively impact most bond funds, and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                             Percent of
         Description                                         Net Assets
         --------------------------------------------------------------
         Lehman Brothers, Inc. Repurchase Agreement            16.19%
         --------------------------------------------------------------
         Federal Home Loan Mortgage Corp. (1.923%, 01/24/05)    7.37%
         --------------------------------------------------------------
         Federal National Mortgage Assoc. (2.203%, 02/23/05)    5.10%
         --------------------------------------------------------------
         Fortis Funding                                         4.15%
         --------------------------------------------------------------
         Shell Finance UK Plc                                   4.15%
         --------------------------------------------------------------
         ANZ (Delaware), Inc.                                   4.14%
         --------------------------------------------------------------
         U.S.Treasury Bill ( 2.091% 04/07/05)                   3.65%
         --------------------------------------------------------------
         CBA Finance, Inc. (1.970%, 01/10/05)                   3.46%
         --------------------------------------------------------------
         Bank Ireland Governor & Co.                            3.45%
         --------------------------------------------------------------
         ABN Amro North America, Inc.                           3.45%
         --------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Commercial Paper                            47.1%
U.S. Government & Agency Obligations        30.2%
Repurchase Agreements                       16.4%
Foreign Government                           3.4%
Corporate Notes                              2.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                              For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

   Money Market Portfolio (Formerly PIMCO Money Market Portfolio) managed by Pacific Investment Management Company LLC vs. Citigroup 3-Month Treasury Bill
                                   Index/2/
                           Growth Based on $10,000+

                                    [CHART]

               Citigroup 3-Month            Money Market
              Treasury Bill Index            Portfolio
             ---------------------         --------------
 2/12/2001         $10,000                    $10,000
 3/31/2001          10,087                     10,060
 6/30/2001          10,195                     10,157
 9/30/2001          10,288                     10,235
12/31/2001          10,355                     10,282
 3/31/2002          10,400                     10,310
 6/30/2002          10,446                     10,341
 9/30/2002          10,491                     10,368
12/31/2002          10,532                     10,393
 3/31/2003          10,563                     10,410
 6/30/2003          10,593                     10,422
 9/30/2003          10,619                     10,430
12/31/2003          10,645                     10,438
 3/31/2004          10,669                     10,448
 6/30/2004          10,695                     10,456
 9/30/2004          10,729                     10,468
12/31/2004          10,776                     10,500





    ----------------------------------------------------------------
                                       Average Annual Return/3/
                                     (for the year ended 12/31/04)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/4/
    ----------------------------------------------------------------
    Money Market Portfolio--Class A  0.83%    --        0.94%
--  Class B                          0.60%  0.71%       1.27%
    ----------------------------------------------------------------
    Citigroup 3-Month Treasury Bill
- - Index/2/                         1.24%  1.34%       1.93%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio              For the year ended 12/31/04
Managed by Neuberger Berman Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO HIGHLIGHTS
The broad universe of equity Real Estate Investment Trusts (REITs), as measured by the NAREIT Equity REIT Index/1/, increased 37.51% since the inception of the Portfolio (5/3/04) through 12/31/04, compared with 29.74% for the Neuberger Berman Real Estate Portfolio--Class A shares. Over the final six months of the year, the Portfolio outperformed the Index with a return of 25.34% as compared to 24.71% for the Index. This strong performance outpaced that of broad equity markets as measured by the S&P 500 Index/1/.

Over the second half of the year, more cyclically or economically sensitive sectors posted the strongest returns. Regional Mall properties generated the strongest returns among property sectors, followed by Lodging/Resort and then Apartments. Within the Portfolio, absolute performance was also driven by these sectors as well as the Office sector; in addition, relative returns were strongly aided by stock and sector selection among these property types. Returns were also supported by Diversified holdings. There were no Portfolio sectors that declined in the aggregate over the last half of the year.

OUTLOOK
Post a year of very strong absolute and relative returns, we maintain a constructive outlook for REITs. We believe that economic growth should continue to increase at a modest and sustainable pace, in part supported by good employment growth. Based on this positive base case, REIT fundamentals continue to look attractive--we anticipate that earnings can grow 8% over 2005 and that the combination of increased earnings and current dividend levels can drive positive total rates of return in a target range of 10%. In a broad financial market environment characterized by low fixed-income yields and general expectations for normalized, or below normal, equity returns, we anticipate still strong demand for REIT investments. In particular, we believe that dedicated REIT investors (institutions and financial advisors) continue to maintain a substantial amount of investment capital that is intended for deployment in the sector.

REIT fundamentals have continued to improve since the second half of 2003 as increased economic activity has resulted in stronger property demand and rising occupancy levels. We remain focused on those property sectors that can continue to benefit from rising demand, prudent supply management and resultant increases in pricing power. Our Portfolio allocations to Office, Regional Malls, Hotel & Lodging, and Apartment properties remain overweight versus benchmark levels. In addition, we have maintained exposure to select Industrial properties that also are positioned to benefit from economically driven increases in demand and rising rental rates.

STEVEN R. BROWN
Portfolio Manager
Neuberger Berman Management, Inc.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Vornado Realty Trust (REIT)                5.33%
              ---------------------------------------------------
              Simon Property Group, Inc. (REIT)          4.94%
              ---------------------------------------------------
              Host Marriott Corp. (REIT)                 4.14%
              ---------------------------------------------------
              Kimco Realty Corp. (REIT)                  3.99%
              ---------------------------------------------------
              SL Green Realty Corp. (REIT)               3.84%
              ---------------------------------------------------
              Equity Residential (REIT)                  3.82%
              ---------------------------------------------------
              CenterPoint Properties Trust (REIT)        3.80%
              ---------------------------------------------------
              Mills Corp. (The) (REIT)                   3.60%
              ---------------------------------------------------
              Brookfield Properties Corp.                3.30%
              ---------------------------------------------------
              CBL & Associates Properties, Inc. (REIT)   3.24%
              ---------------------------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Office                             23.5%
Apartments                         18.4%
Regional Malls                     17.9%
Community Centers                  12.8%
Diversified                         9.1%
Lodging                             7.8%
Industrials                         7.3%
Health Care                         2.3%
Office Industrial                   0.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio              For the year ended 12/31/04
Managed by Neuberger Berman Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    Neuberger Berman Real Estate Portfolio
 managed by Neuberger Berman Management, Inc. vs. NAREIT Equity REIT Index/1/
                           Growth Based on $10,000+

                                    [CHART]

              NAREIT Equity        Neuberger Berman
              REITs Index        Real Estate Portfolio
              --------------     ---------------------
  5/1/2004        $10,000               $10,000
 6/30/2004         11,027                10,350
 9/30/2004         11,935                11,130
12/31/2004         13,751                12,974



    ------------------------------------------------------------
                                      Cumulative Return/3/
                                 (for the period ended 12/31/04)
    ------------------------------------------------------------
                                       Since Inception/4/
    ------------------------------------------------------------
    Neuberger Berman Real Estate
    Portfolio--Class A                       29.74%
--  Class B                                  29.55%
    Class E                                  29.69%
    ------------------------------------------------------------
- - NAREIT Equity REIT Index/1/              37.51%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B and Class E shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/ Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio delivered positive performance during a volatile period for equities. Gains were driven primarily by the market's strong upward trend during the second half of 2004, which more than made up for weakness earlier in the year. However, performance lagged modestly behind that of the S&P 500 Index/1/, the Portfolio's benchmark, as a result of the Portfolio's relatively large exposure to technology and media, two of the market's weaker performing areas.

Stocks generally benefited from continuing improvements in U.S. economic fundamentals and corporate financial results. Most economic indicators showed evidence of gains, led by rising levels of industrial production and manufacturing activity. These developments were supported by favorable monetary policy and fiscal stimulus, and low levels of inflation. Nevertheless, concerns about the rate of economic growth, geopolitical instability, rising oil prices and uncertainties regarding the U.S. presidential elections drove stock prices lower from March through July 2004. Cyclical technology companies, such as semiconductor manufacturers and equipment makers, proved particularly vulnerable. Such stocks suffered more than most from unfavorable comparisons with the strong growth rates they had posted in late 2003 at the height of market's recovery.

In the second half of 2004, the economic context shifted from one of recovery to one of sustainable growth, leading investors to view modest growth rates more favorably. During the year's final quarter, oil prices leveled and U.S. elections took place without major incident. As the issues constraining the market's advance eased or resolved, the market climbed into positive territory with most sectors showing gains.

Throughout the reporting period, the Portfolio maintained its focus on companies that, in our opinion, offered strong potential for above-average growth while exhibiting reasonable valuations relative to their future growth prospects. As the period progressed, we found an increasing number of investments meeting our criteria in the industrial sector. The Portfolio's growing exposure to industrials significantly contributed to returns. Returns also benefited from energy holdings, such as Exxon Mobil Corp., which rose on the strength of climbing oil and gas prices. The Portfolio's energy exposure roughly equaled that of the S&P 500 Index, enabling the Portfolio to match the benchmark's exceptional gains in the sector.

On the other hand, technology stocks pulled back in mid-2004 after delivering very strong gains the prior year. Cyclical semiconductor makers and communications equipment holdings, such as Intel Corp., Cisco Systems, Inc. and an integrated circuits maker experienced the greatest declines. The Portfolio shifted some assets out of these industries into other areas of technology, deriving strong gains from holdings such as Yahoo!, Inc. and a publishing software developer. Nevertheless, our relatively heavy technology weighting undermined returns on average. Returns compared to the benchmark also suffered due to the Portfolio's holdings of media stocks, such as Viacom, Inc. and a leading radio station operator, and, to a lesser degree, U.S. pharmaceutical stocks, such as Pfizer, Inc. and another major drug maker. Both areas appeared to offer attractive valuations after sustained declines in prior periods. However, media stocks were dogged by concerns regarding consumer confidence and advertising revenues, while large-cap U.S. pharmaceutical stocks were undermined by issues related to product safety and the depth of drug pipelines. Gains in other consumer discretionary holdings, such as Royal Caribbean Cruises, Ltd., helped compensate for these losses, as did positive returns from other health care holdings, such as Johnson & Johnson and a maker of cancer and autoimmune diseases treatments. As of the end of the period, we continue to believe that a select group of stocks in both areas exhibit exceptionally attractive valuations relative to their growth prospects.

JANE PUTNAM
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                General Electric Co.                    5.11%
                ------------------------------------------------
                Microsoft Corp.                         3.70%
                ------------------------------------------------
                Comcast Corp.--Class A                  3.20%
                ------------------------------------------------
                Citigroup, Inc.                         2.35%
                ------------------------------------------------
                International Business Machines Corp.   2.34%
                ------------------------------------------------
                Time Warner, Inc.                       2.20%
                ------------------------------------------------
                Viacom, Inc.--Class B                   2.17%
                ------------------------------------------------
                Exxon Mobil Corp.                       2.01%
                ------------------------------------------------
                Johnson & Johnson                       1.99%
                ------------------------------------------------
                Cisco Systems, Inc.                     1.97%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical                 22.9%
Technology                   17.2%
Communications               17.0%
Industrials                  14.1%
Financials                   11.3%
Cyclical                     10.7%
Energy                        4.0%
Basic Materials               2.8%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio          For the year ended 12/31/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             Oppenheimer Capital Appreciation Portfolio managed by
                  OppenheimerFunds, Inc. vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]

                                     Oppenheimer Capital
               S&P 500 Index       Appreciation Portfolio
               -------------       -----------------------
 2/12/01           $10,000                $10,000
 3/31/01             8,512                  8,740
 6/30/01             9,010                  9,350
 9/30/01             7,687                  7,750
12/31/01             8,509                  8,573
 3/31/02             8,533                  8,314
 6/30/02             7,389                  7,023
 9/30/02             6,113                  6,013
12/31/02             6,628                  6,453
 3/31/03             6,420                  6,263
 6/30/03             7,408                  7,174
 9/30/03             7,605                  7,463
12/31/03             8,531                  8,294
 3/31/04             8,675                  8,354
 6/30/04             8,824                  8,464
 9/30/04             8,659                  8,144
12/31/04             9,458                  8,831



    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                     (for the year ended 12/31/04)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------------
    Oppenheimer Capital
    Appreciation Portfolio--Class A  6.70%    --         1.24%
--  Class B                          6.40%  0.97%       -3.17%
    ----------------------------------------------------------------
- - S&P 500 Index/1/                10.87%  3.59%       -1.41%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio            For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Real yields fell during the year driven lower on lower real growth prospects for the economy due, in part, to expectations for significantly higher oil prices. Higher oil prices also fueled a rise in inflation expectations, which prevented nominal yields from falling along with real yields. Despite the Fed tightening cycle, real yields for all maturities fell during the year, falling 32 basis points and 16 basis points for intermediate and short-term maturities, respectively.

Bonds in general gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth and inflation releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter. The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. Below-benchmark duration from Treasury Inflation Protected Securities (TIPS) was negative for returns during the year as U.S. real yields fell, but exposure to European nominal bonds helped as these yields fell as well. An emphasis on corporate securities was positive as investors looking for yield bid the asset class to high levels. Forward exposure to short-term rates was positive as these yields rose by less than the markets were pricing in during the year. Additionally, buying bonds forward added high quality income as the steep yield curve allowed PIMCO to invest cash backing the forward settled positions at relatively attractive yields. An allocation to emerging market bonds added to returns as fundamentals such as trade surpluses and currency reserves continued to improve.

MARKET/PORTFOLIO OUTLOOK
Global growth will slow over the next year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will create some inflationary pressure, but lingering overcapacity worldwide will limit this effect over a cyclical time frame. Real rates in US are expected to remain lower than historic norms due to excess leverage and other headwinds to economic growth.

The current account and fiscal deficits, along with a falling US dollar, will tend to drive break-even yield expectations higher in the US, driving nominal yields higher relative to real yields.

Slack in the U.S. economy is closing but growth will be constrained by a removal of accommodative monetary and fiscal policy, as the Federal Reserve tightens and fiscal stimulus fades. Also, with its low savings rate, the U.S. must rely on foreign lenders, mainly Asian central banks, to finance its prodigious consumption and the trade deficit that accompanies it. PIMCO is skeptical that China and Japan will continue to provide this "vendor financing" on agreeable terms over the long run. In the short run, however, the game will go on, since it keeps interest rates low for U.S. borrowers and mitigates appreciation of the Chinese and Japanese currencies vs. the dollar, which would hurt export-led growth in those countries. Europe will not add much to global growth. The European Central Bank has been reluctant to cut rates to stimulate domestic demand, exports are vulnerable to a strong euro, and business and consumer confidence remain weak. Emerging market economies are on an upward trend in the midst of record currency reserves and growing trade surpluses.

With respect to portfolio strategy, PIMCO will stay defensive and look for value in an environment where interest rates are low and core bond sectors continue to richen. Tactical flexibility will also be critical in this setting, such as shifting between U.S. and non-U.S. bonds. Key strategies will include:

  . A slightly above benchmark duration from TIPS, as there remain significant headwinds to real growth in the economy and real yields are more likely to fall than rise in an environment of constrained growth. However, net short positions in nominal bonds will bring overall duration below the benchmark.

  . A focus on shorter maturities in the U.S. as we expect the Federal Reserve to continue its measured pace of tightening, stopping in this cycle at a federal funds rate of 21/2% to 3%. Short maturities still offer value since their yields overestimate the likely extent of the Fed's tightening. Taking exposure to short term rates via forward contracts offers the potential for gains so long as interest rates rise less than markets expect.

  . Making additional nominal bond sector allocations as the balance of risk and reward is more appealing outside the core sectors. For instance, longer-term municipal bonds offer attractive yields versus Treasuries in comparison with their historical relationship, and present less credit risk than corporates. Emerging market issues still offer value, as credit upgrades should continue in light of growing trade surpluses and increasing currency reserves in many of these economies.

JOHN B. BRYNJOLFSSON
Portfolio Manager
Pacific Investment Management Company LLC

This report contains the current opinions of the manager, and does not represent a recommendation of any particular security, strategy, or investment product. Such opinions are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio            For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio are not guaranteed. Mortgage-backed securities and Corporate Bonds may be sensitive to interest rates. When interest rates rise, the value of fixed income securities generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments which may be enhanced when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Diversification does not ensure against loss.

In an environment where interest rates may trend upward, rising rates will negatively impact most bond funds, and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 01/15/14)    17.05%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.00%, 07/15/12)    16.44%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875%, 04/15/29)   13.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   10.10%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)    8.28%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)    7.81%
        ----------------------------------------------------------------
        U.S. Treasury Note (2.00%, 07/15/14)                     7.70%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)     7.06%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     6.23%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.375%, 01/15/25)    4.48%
        ----------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

U.S. Government & Agency Obligations     92.2%
Asset-Backed Securities                   2.1%
Corporate Bonds & Debt Securities         2.0%
Foreign Bonds & Debt Securities           2.0%
Collateralized Mortgage Obligations       0.9%
Municipals                                0.5%
Preferred Stock                           0.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio            For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

              PIMCO Inflation Protected Bond Portfolio managed by
     Pacific Investment Management Company LLC vs. U.S. TIPS Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index         Portfolio
           ------------------    --------------
 5/01/03         $10,000             $10,000
 6/30/03          10,367              10,360
 9/30/03          10,398              10,460
12/31/03          10,568              10,547
 3/31/04          11,111              11,173
 6/30/04          10,766              10,855
 9/30/04          11,180              11,215
12/31/04          11,460              11,541




    -----------------------------------------------------------------
                                       Average Annual Return/2/
                                       (for the year ended 12/31/04)
    -----------------------------------------------------------------
                                       1 Year    Since Inception/3/
    -----------------------------------------------------------------
    PIMCO Inflation Protected Bond
    Portfolio--Class A                  9.43%          8.96%
--  Class B                             9.01%          8.64%
    -----------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                            8.46%          8.53%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of Class A and Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                      For the year ended 12/31/04
Managed by PEA Capital LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW
The technology sector had its second consecutive year of positive returns in 2004, with the NASDAQ Composite Index/1/ up 8.59%. The sector did, however, underperform the broad market (as measured by the S&P 500 Index/2/) by 228 bps.

PORTFOLIO STRATEGIES
The Portfolio's overweight position in the semiconductor industry contributed to its relative underperformance, as this industry struggled throughout the year. Two holdings in particular that hurt performance were National Semiconductor Corp. and Cypress Semiconductor Corp. The Portfolio was also hindered by the electronic manufacturing services industry. Key holdings that struggled in this industry were Flextronics International Ltd. and Solectron Corp.

Several stocks, that helped performance over the period included Marvell Technology Group Ltd., and Monster Worldwide, Inc. Marvell Technology Group Ltd., a producer of broadband technology solutions, was the portfolio's best performer for the month. Monster Worldwide, Inc., the employment services company, also delivered strong results.

OUTLOOK
We believe the technology sector will benefit as the economy continues to recover in 2005. In particular, we believe technology should get a boost from a drop in oil prices as Saudi production increases.

DENNIS P. MCKECHNIE
Portfolio Manager
PEA Capital LLC

ALL DATA IS AS OF 12/31/04, UNLESS OTHERWISE INDICATED.
Investment return will fluctuate and the value of an investor's shares will fluctuate and may be worth more or less than original cost when redeemed. This commentary contains the current opinions of the manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This article is distributed for educational purposes and should not be considered investment advice. The average annual total return measures performance assuming that all dividend and capital gain distributions were reinvested. The portfolio is an investment option in several MetLife variable products. Results do not reflect the deduction of product related CDSC, morality and expense risk charges, administrative fees, or other product expenses. The deduction of fees would have resulted in lower returns.

This commentary contains the current opinions of the investment manager and does not represent a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. Past performance is not a guarantee of future performance.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                            Percent of
         Description                                        Net Assets
         -------------------------------------------------------------
         Comverse Technology, Inc.                            3.55%
         -------------------------------------------------------------
         Dell, Inc.                                           3.44%
         -------------------------------------------------------------
         Monster Worldwide, Inc.                              3.31%
         -------------------------------------------------------------
         Avid Techonology, Inc.                               3.25%
         -------------------------------------------------------------
         EMC Corp.                                            3.20%
         -------------------------------------------------------------
         Microsoft Corp.                                      3.06%
         -------------------------------------------------------------
         Juniper Networks, Inc.                               3.02%
         -------------------------------------------------------------
         Network Appliance, Inc.                              2.87%
         -------------------------------------------------------------
         Marvell Technology Group, Ltd.                       2.83%
         -------------------------------------------------------------
         Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)   2.80%
         -------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Technology          52.7%
Communications      32.6%
Industrials         11.4%
Non-Cyclical         3.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                      For the year ended 12/31/04
Managed by PEA Capital LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


PIMCO PEA Innovation Portfolio (Formerly PIMCO Innovation Portfolio) managed by
                     PEA Capital LLC vs. S&P 500 Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P 500            Pimco PEA Innovation
                 Index                  Portfolio
                 -------            --------------------
02/12/2001       $10,000                 $10,000
03/31/2001         8,512                   7,070
06/30/2001         9,010                   7,590
09/30/2001         7,687                   4,210
12/31/2001         8,509                   6,160
03/31/2002         8,533                   5,880
06/30/2002         7,389                   3,850
09/30/2002         6,113                   2,510
12/31/2002         6,628                   3,040
03/31/2003         6,420                   3,070
06/30/2003         7,408                   3,730
09/30/2003         7,605                   4,250
12/31/2003         8,531                   4,790
03/31/2004         8,675                   4,870
06/30/2004         8,824                   4,740
09/30/2004         8,659                   3,971
12/31/2004         9,458                   4,584



    -----------------------------------------------------
                            Average Annual Return/3/
                          (for the year ended 12/31/04)
    -----------------------------------------------------
                         1 Year 3 Year Since Inception/4/
    -----------------------------------------------------
    PIMCO PEA Innovation
    Portfolio--Class A   -4.28%    --       -14.04%
--  Class B              -4.31% -9.37%      -18.18%
    Class E              -4.30% -9.37%       -4.07%
    -----------------------------------------------------
- - S&P 500 Index/2/     10.87%  3.59%       -1.41%
    -----------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The NASDAQ Composite Index is a market value-weighted, technology-oriented index comprised of approximately 5,000 domestic and non-US-based securities. The complete details of contracts including risks and costs are reflected in the prospectus available for each variable product offered.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Bonds gained ground in the first quarter of 2004 as concerns about the durability of the U.S. economic recovery pushed low interest rates even lower. Demand for relatively safe assets such as bonds rose amid renewed fears of terrorist attacks after the Madrid bombing. Lifted by the tailwind of falling rates, every fixed income sector was in positive territory for the quarter. Market optimism was revived during the second quarter after a series of robust non-farm payroll growth releases suggested to investors that the economy indeed was on track. Short-term rates increased over 100 basis points during the quarter and fixed income markets sold off, giving back all the gains of the first quarter.

The third quarter was essentially a reversal of the previous three months. Economic data releases suggested moderate economic growth, as job numbers, inflation and consumer confidence fell short of analyst expectations, again throwing doubts on the strength of the recovery. Bonds subsequently rallied as the weak employment growth and lower inflation prints prompted a fall in interest rates. The rally of the third quarter continued into the last three months of the year where all major fixed income sectors posted gains, capping a year in which bonds showed unexpected strength. The Lehman Brothers Aggregate Bond Index, a widely used index for the high-grade bond market, returned 4.34 percent for the year, despite a tightening cycle by the Federal Reserve that began in June. The central bank raised the federal funds rate five times during the year for a total of 125 basis points. Investors understood that the Fed was lifting rates from unusually low levels that had been set to ward off deflation.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
PIMCO focused on quality, value and prudent diversification outside of index sectors in an environment where core bond sectors presented limited buying opportunities. Below-index duration in the U.S. was positive during the year as U.S. rates rose and exposure to European duration also added value as these yields fell. A short to intermediate maturity focus helped returns by producing extra yield and generating gains via "roll down". Additionally, buying bonds forward added high quality income, as the steep yield curve allowed PIMCO to invest cash backing the forward settled positions at relatively attractive yields. An underweight to mortgages hurt returns as low volatility and strong bank demand supported the asset class, but mortgage security selection added value. A corporate underweight was also negative as demand increased from investors looking for extra yield. A tactical allocation to real return bonds aided returns as TIPS outperformed nominal bonds in a falling real interest rate environment. Emerging markets were also positive as fundamentals such as trade surpluses and currency reserves continued to improve.

MARKET/PORTFOLIO OUTLOOK
Global growth will slow over the next year as the U.S. recovery cools and Europe and Japan prove unable to pick up the slack. Higher unit labor costs and a weaker dollar will create some inflationary pressure, but lingering overcapacity worldwide will limit this effect over a cyclical time frame. The yield on the benchmark 10-year Treasury will range between 4 and 4.5%, with the main risk to this forecast being a breakout of 25 basis points on the high side. Slack in the U.S. economy is closing, but growth will be constrained by a removal of accommodative monetary and fiscal policy, as the Federal Reserve tightens and fiscal stimulus fades. Also, with its low savings rate, the U.S. must rely on foreign lenders, mainly Asian central banks, to finance its prodigious consumption and the trade deficit that accompanies it. PIMCO is skeptical that China and Japan will continue to provide this "vendor financing" on agreeable terms over the long run. In the short run, however, the game will go on, since it keeps interest rates low for U.S. borrowers and mitigates appreciation of the Chinese and Japanese currencies vs. the dollar, which would hurt export-led growth in those countries.

Europe will not add much to global growth. The European Central Bank has been reluctant to cut rates to stimulate domestic demand, exports are vulnerable to a strong euro, and business and consumer confidence remain weak. After painful currency and financial crises in the late 1990s, many EM economies opted for reform and restructuring. The results have been impressive: an increasing share of global GDP, accumulation of record currency reserves and growing trade surpluses.

With respect to portfolio strategy, PIMCO will stay defensive and look for value in an environment where interest rates are low and core bond sectors continue to richen. Tactical flexibility will also be critical in this setting, such as shifting between U.S. and non-U.S. bonds. Key strategies will include:

  . A duration target that is modestly below the benchmark. This strategy will include a below benchmark interest rate exposure in the U.S. but a long duration exposure in Europe, where a strong currency and slow growth will temper inflation and interest rate risk.

  . A structural emphasis on the short to intermediate portion of the yield curve. The Federal Reserve will continue its measured pace of tightening, stopping in this cycle at a federal funds rate of 2 1/2%. Short maturities still offer value since they do not fully reflect the Fed's measured pace.

  . An underweight to mortgages and corporates as they are expensive. While security selection in these sectors offers some opportunity to add value, overall they represent an unfavorable trade-off between risk and reward.

  . An allocation to real return bonds as they are expected to outperform in an environment where the Fed will keep real yields low to stimulate the economy.

  . Retaining exposure to emerging market issues which still offer value, as credit upgrades should be forthcoming in light of growing trade surpluses and increasing currency reserves in many of these economies

WILLIAM H. GROSS
Portfolio Manager
Pacific Investment Management Company LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


This report contains the current opinions of the manager, and does not represent a recommendation of any particular security, strategy, or investment product. Such opinions are subject to change without notice. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Each sector of the bond market entails risk. Municipals may realize gains and may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of principal and interest, shares of a portfolio are not guaranteed. Mortgage-backed securities and Corporate Bonds may be sensitive to interest rates. When interest rates rise, the value of fixed income securities generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high-yield securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments which may be enhanced when investing in emerging markets. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Duration is a measure of price sensitivity to interest rates and is expressed in years. Diversification does not ensure against loss.

In an environment where interest rates may trend upward, rising rates will negatively impact most bond funds, and fixed income securities held by a fund are likely to decrease in value. Bond funds and individual bonds with a longer duration (a measure of the expected life of a security) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Note (3.375%, 10/15/09)                   6.89%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, TBA)           3.86%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)   3.75%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.50%, TBA)           3.45%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           3.29%
        ----------------------------------------------------------------
        U.S. Treasury Note (0.875%, 04/15/10)                   2.53%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           1.94%
        ----------------------------------------------------------------
        U.S. Treasury Note (3.50%, 12/15/09)                    1.64%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, 04/25/14)      1.59%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (4.862%, 12/01/34)     1.41%
        ----------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

U.S. Government & Agency Obligations     74.5%
Collateralized Mortgage Obligations       5.1%
Asset-Backed Securities                   5.0%
Foreign Bonds & Debt Securities           4.1%
Foreign Government                        4.1%
Municipals                                3.9%
Corporate Bonds & Debt Securities         2.6%
Preferred Stock                           0.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                        For the year ended 12/31/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Lehman Brothers           PIMCO Total
                 Aggregate Bond Index      Return Portfolio
                 --------------------      ----------------
02/12/2001             $10,000                 $10,000
03/31/2001              10,137                  10,100
06/30/2001              10,194                  10,110
09/30/2001              10,664                  10,640
12/31/2001              10,669                  10,669
03/31/2002              10,680                  10,669
06/30/2002              11,075                  11,041
09/30/2002              11,583                  11,444
12/31/2002              11,765                  11,661
03/31/2003              11,929                  11,837
06/30/2003              12,227                  12,117
09/30/2003              12,210                  12,158
12/31/2003              12,249                  12,191
03/31/2004              12,573                  12,486
06/30/2004              12,267                  12,232
09/30/2004              12,659                  12,602
12/31/2004              12,779                  12,776




    ----------------------------------------------------------
                                 Average Annual Return/2/
                               (for the year ended 12/31/04)
    ----------------------------------------------------------
                              1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A         5.25%  6.42%       7.09%
--  Class B                    4.80%  5.76%       6.49%
    Class E                    5.06%  6.27%       5.32%
    ----------------------------------------------------------
    Lehman Brothers Aggregate
- - Bond Index/1/              4.34%  6.20%       6.46%
    ----------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
In 2004, The Met/Putnam Capital Opportunities Portfolio outpaced the benchmark Russell 2500 Index/1/ return of 18.3% by 1.6%. The Portfolio also outperformed the Russell 2000 Index/1/, which also returned 18.3% for the year. Strong stock selection in the capital goods, consumer cyclicals, and technology sectors was the primary driver of relative outperformance. Relative weakness was experienced in the transportation, communications services, and financial sectors.

Adept stock selection and an overweight to the machinery industry (Terex Corp., Briggs & Stratton Corp.) made the capital goods sector the Portfolio's largest relative contributor. Terex Corp., the world's third-largest maker of construction equipment, received a boost in the third quarter from stronger-than-expected quarterly earnings which increased its outlook for total fiscal 2004 earnings. Investor support of the stock remained strong during the fourth quarter due to a compelling fundamental outlook for the company. Briggs & Stratton Corp. spiked in the second quarter due to investor enthusiasm for the company's announced acquisition of Simplicity Manufacturing, which will allow Briggs & Stratton Corp. to further leverage its strong brand name. The acquisition is expected to be accretive to earnings beginning in fiscal 2005.

Our position in NVR, Inc., had the largest positive relative impact on performance in the consumer cyclicals sector. Shares of NVR, Inc., moved sideways for much of 2004, but rose during the fourth quarter due to a strong third-quarter earnings report, robust order growth, and increases in new order pricing.

Solid stock selection in software (Citrix Systems, Inc., Hyperion Solutions Corp.) and communications equipment (Coinstar) aided relative performance in the technology sector. Shares of Citrix Systems, Inc., rose in the fourth quarter as continued strength in its license support business and Citrix Online led to higher third-quarter earnings. Hyperion Solutions Corp. rose early in the year due to better-than-expected results for the December, 2003 quarter. Hyperion Solutions Corp. experienced strong demand for its financial planning products due to the increased regulatory oversight associated with both Sarbanes-Oxley and the Patriot Act. The company also benefited from the successful integration of their Brio acquisition, including significant cost savings. Coinstar performed well in the second quarter, as investors approved of the company's acquisition of American Coin Merchandising. Shares rose again in the fourth quarter due to strong prior-quarter earnings and investor enthusiasm for the company's diversification of their business mix.

Our position in Mesa Air Group, Inc., (airlines) hampered relative returns in the transportation sector. Shares of Mesa Air Group, Inc., struggled during the year due to the company's customer concentration with United and US Airways, both of which are in Chapter 11 bankruptcy.

Unfavorable stock selection in telecommunication services (Primus
Telecommunications) hurt relative performance in the communications services sector. Primus declined due to a challenging market environment and increased competition.

Stock selection also hampered relative performance in the financial sector. Within the sector, the insurance (RenaissanceRe Holdings, Ltd.) and real estate (Novastar Financial) industries were the largest drag on relative performance. Shares of both RenaissanceRe Holdings, Ltd. and Novastar Financial rose during the year, but did not grow faster than the benchmark return.

OUTLOOK: U.S. EQUITY MARKETS
Despite the liquidity-fuelled relief rally of 2004's closing months, our market strategists believe the most likely prognosis for average market returns over the next several years is one of modest, single-digit gains. In this environment, relative winners will be stocks marked by "tangible value:" reasonable valuation, understandable business models, organizational transparency, cash operating earnings, and the ability to pay dividends, rather than stocks whose drivers are hope and refined accounting techniques for managing balance sheets and reported profits. These markers of tangible value should help distinguish relative winners across sectors, market-capitalization tiers, and styles.

The forecasting models of our asset-allocation team highlight a number of near-term vulnerabilities for stocks in 2005. Chief among these are high relative valuation, the current remarkably low level of market volatility (signaling investor complacency), and the likelihood of continued Fed tightening.

PORTFOLIO STRATEGY
The Met/Putnam Capital Opportunities portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

TEAM MANAGED
Putnam Investment Management, LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    NVR, Inc.                      3.12%
                    ---------------------------------------
                    Terex Corp.                    3.07%
                    ---------------------------------------
                    Citrix Systems, Inc.           2.93%
                    ---------------------------------------
                    SUPERVALU, Inc.                2.93%
                    ---------------------------------------
                    BMC Software, Inc.             2.84%
                    ---------------------------------------
                    Georgia Gulf Corp.             2.21%
                    ---------------------------------------
                    Autoliv, Inc.                  2.13%
                    ---------------------------------------
                    RenaissanceRe Holdings, Ltd.   2.09%
                    ---------------------------------------
                    Manor Care, Inc.               2.00%
                    ---------------------------------------
                    Denbury Resource, Inc.         1.97%
                    ---------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Financials                      24.1%
Cyclical                        18.4%
Technology                      15.9%
Non-Cyclical                    12.0%
Industrials                     11.3%
Energy                           9.6%
Communications                   4.2%
Basic Materials                  2.8%
Utilities                        1.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio          For the year ended 12/31/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

             Met/Putnam Capital Opportunities Portfolio managed by
          Putnam Investment Management, LLC vs. Russell 2000 Index/2/
                           Growth Based on $10,000+

                                    [CHART]


              Russell 2000      Met/Putnam Capital
                Index         Opportunities Portfolio
              ------------    -----------------------
 05/01/1996     $10,000               $10,000
 06/30/1996       9,967                 9,977
 09/30/1996      10,001                10,149
 12/31/1996      10,521                10,859
 03/31/1997       9,977                10,083
 06/30/1997      11,594                11,623
 09/30/1997      13,320                13,363
 12/31/1997      12,873                13,128
 03/31/1998      14,168                14,730
 06/30/1998      13,508                13,746
 09/30/1998      10,786                10,791
 12/31/1998      12,545                12,419
 03/31/1999      11,865                11,828
 06/30/1999      13,711                13,165
 09/30/1999      12,844                13,285
 12/31/1999      15,213                17,953
 03/31/2000      16,290                19,471
 06/30/2000      15,674                18,097
 09/30/2000      15,848                18,484
 12/31/2000      14,753                16,058
 03/31/2001      13,792                13,599
 06/30/2001      15,763                15,845
 09/30/2001      12,486                12,201
 12/31/2001      15,119                14,706
 03/31/2002      15,721                15,232
 06/30/2002      14,408                13,654
 09/30/2002      11,325                11,112
 12/31/2002      12,023                11,612
 03/31/2003      11,483                10,559
 06/30/2003      14,172                12,652
 09/30/2003      15,459                13,329
 12/31/2003      17,704                14,947
 03/31/2004      18,812                15,587
 06/30/2004      18,900                15,826
 09/30/2004      18,360                15,612
12//31/2004      20,947                17,718




    -------------------------------------------------------------
                                 Average Annual Return/3/
                              (for the year ended 12/31/04)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
    Portfolio--Class A    18.54%  6.41% -0.26%       6.82%
--  Class B               18.33%  6.15%    --        7.62%
    -------------------------------------------------------------
- - Russell 2000 Index/2/ 18.33% 11.48%  6.61%       8.91%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2500 Index measures the performance of 2,500 smallest 2500 companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 1000 index. As of the latest reconstitution, the average market capitalization was approximately $992.9 million; the median market capitalization was approximately $640.0 million. The largest company in the Index had an approximate market capitalization of $4.0 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million; The largest company in the Index had a market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96. Prior to May 1, 2003 this Portfolio was managed by J.P. Morgan Investment Management, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the twelve months ended December 31, 2004, the Third Avenue Small Cap Value Portfolio ("the Portfolio")--Class A shares appreciated by 26.81%, compared to increases of 10.87%, 18.33% and 22.25%, for the S&P 500 Index/1/, Russell 2000 Index/2/ and Russell 2000 Value Index/3/, respectively. The strong performance during 2004 was driven by meaningful appreciation from several energy-related holdings, including Smedvig ASA- Series A (up 120%), Fording Canadian Coal Trust (up 117%), and Willbros Group, Inc., (up 92%). Other investments that contributed significantly to the impressive overall performance of the Portfolio include Kmart Holdings Corp. (acquired in 2004 and up 234% from cost), Alamo Group, Inc. (up 78%), and JAKKS Pacific, Inc. (up 68%).

During the twelve-month period, we acquired 25 new positions and eliminated 12 positions, increasing the number of holdings in the Portfolio to 81. During 2004, we invested in several opportunities relating to proposed mergers. At Third Avenue Management, we will buy shares of companies that are "in play" and trading at a discount to the expected value of the shares if a merger is completed, provided the company meets our "Safe and Cheap/4/" investment criteria. Therefore, we would be comfortable holding the shares should the potential merger never be consummated. Although the shares of the target of a merger will often fall sharply in such a situation, we would be likely to add to our position since the company meets our "Safe and Cheap" criteria. As long-term investors, a potential short-term stock decline will not stop us from making an investment if we believe that the expected long-term return will be attractive.

We acquired shares of Equity Oil Co. in early 2004, subsequent to the announcement of a merger with Whiting Petroleum Corp ("Whiting"). The merger agreement was structured as an all- stock transaction, and the shares of Equity Oil were trading at only a slight discount, based on the price of Whiting. However, we would have been comfortable holding Equity Oil on its own, as the company had a strong balance sheet and the shares were trading at a discount to our estimate of net asset value. We also determined that we would be happy to hold shares of Whiting if the merger was consummated, since Whiting was also well financed and trading below our estimate of net asset value. In fact, we were also purchasing shares of Whiting directly. The merger was completed on July 20, 2004, and, based on the price of Whiting's shares at year-end, our 2004 return on our Equity Oil Co. purchases was roughly 40%.

Following the announcement of a merger agreement between telecommunications equipment providers Tellabs, Inc., (an existing holding) and Advanced Fibre Communications, Inc ("Advanced Fibre")., we began acquiring shares of Advanced Fibre. We were comfortable owning Advanced Fibre on its own, based on its very strong financial position, reasonable valuation and attractive long-term business outlook as a leading supplier of broadband access equipment. In July, 2004, Advanced Fibre reported disappointing second quarter earnings, and the spread between Tellabs, Inc., and Advanced Fibre's stock prices widened substantially based on the initial terms of the merger agreement ($7 in cash plus 1.55 shares of Tellabs, Inc., common stock). We continued to add to our position, as we believed the deal was still likely to go through, and remained comfortable holding Advanced Fibre even if the deal was terminated.
In September, 2004, the terms of the merger were adjusted to $12 in cash plus
0.504 shares of Tellabs stock (less favorable for Advanced Fibre shareholders), and the merger subsequently closed in November. Although we were clearly not expecting Advanced Fibre's earnings disappointment and the subsequent adjustment in the terms of the merger, our 2004 return on the investment was only roughly negative 3%.

In September and October, 2004, we accumulated a position in Hollywood Entertainment Corp, a leading rental retailer of DVDs, videos and video games, after a deal with Leonard Green to go private for $14 per share was cancelled. We believed that the company was still "in play", but we also would have been comfortable owning the shares on a stand-alone basis given its strong balance sheet, and, based on our cost of roughly $9.65 per share, attractive valuation at roughly 7 times earnings. Subsequently, Leonard Green submitted a revised go-private offer using a price of $10.25 per share, and two strategic buyers expressed interest in acquiring the company at higher prices. Based on the price at year-end, our 2004 return on the Hollywood Entertainment Corp. investment was roughly 36%.

Resource conversions involving a handful of investments in the Portfolio led to the elimination of those positions in 2004. Butler Manufacturing was acquired in an all-cash acquisition for $22.50 per share. Portfolio management opposed the transaction and encouraged Butler management to delay the shareholder meeting and vote in order to consider an offer from another company that submitted what appeared to be a superior acquisition proposal (albeit late in the process). Portfolio management believes that the company's board of directors agreed to sell the company for less than its full value. In this regard, the Portfolio dissented from the merger and demanded an appraisal of its shares in accordance with Delaware statutory procedures. In another resource conversion, the Portfolio's position in Maxwell Shoe Co. was eliminated in response to a tender offer by Jones Apparel (NYSE: JNY). Also, the Portfolio's position in MONY Group was eliminated due to a resource conversion, with AXA having completed its acquisition of MONY.

We eliminated our position in Circuit City Stores, Inc., after significant appreciation, due to a deteriorating financial position. The Portfolio's investment in Cyberoptics Corp. was eliminated, following a significant increase in its share price, as part of a program to reduce exposure to high-tech companies. We eliminated our position in Jack in the Box, Inc., after significant appreciation, because we determined that the shares were grossly overvalued. We eliminated our position in SWS Group, Inc., as we believed that the shares were similarly overvalued, particularly following the spin-off of its money management operations, which resulted, in our view, in less clarity about the long-term earning power of the company. We sold our Modtech Holdings, Inc. common stock after making the determination that the business was permanently impaired, following two quarters of operating losses and the resultant violations of debt covenants. Some other, smaller positions, including Ulticom, Inc., were eliminated for portfolio management purposes.

Looking forward, we continue to be pleased with the overall quality of names in the Portfolio, and we are encouraged by solid business

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


fundamentals for most of our holdings. We will continue to strive to find additional investment opportunities that meet our "Safe and Cheap" criteria today that will enable us to achieve attractive investment returns in the future.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                                       Percent of
               Description                             Net Assets
               --------------------------------------------------
               Pogo Producing Co.                        2.62%
               --------------------------------------------------
               St. Joe Co. (The)                         2.46%
               --------------------------------------------------
               Whiting Petroleum Corp.                   2.44%
               --------------------------------------------------
               Trammell Crow Co.                         2.13%
               --------------------------------------------------
               St. Mary Land & Exploration Co.           2.06%
               --------------------------------------------------
               LNR Property Corp.                        2.05%
               --------------------------------------------------
               Alexander & Baldwin, Inc.                 1.96%
               --------------------------------------------------
               Fording Canadian Coal Trust               1.88%
               --------------------------------------------------
               Superior Industries International, Inc.   1.88%
               --------------------------------------------------
               Forest City Enterprises, Inc.             1.81%
               --------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Financials               31.5%
Industrials              15.2%
Cyclical                 13.1%
Energy                   13.0%
Basic Materials           7.1%
Non-Cyclical              6.9%
Communications            6.3%
Technology                5.3%
Diversified               1.6%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio              For the year ended 12/31/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

               Third Avenue Small Cap Value Portfolio managed by
          Third Avenue Management LLC vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000           Third Avenue Small
               Value Index            Cap Value Portfolio
               --------------         -------------------
05/01/2002       $10,000                    $10,000
06/30/2002         9,455                      9,240
09/30/2002         7,442                      7,380
12/31/2002         7,808                      8,322
03/31/2003         7,412                      8,040
06/30/2003         9,096                      9,506
09/30/2003         9,799                     10,490
12/31/2003        11,403                     11,777
03/31/2004        12,192                     12,690
06/30/2004        12,295                     13,186
09/30/2004        12,314                     13,429
12/31/2004        13,940                     14,933




    -----------------------------------------------------------
                                 Average Annual Return/5/
                                 (for the year ended 12/31/04)
    -----------------------------------------------------------
                                 1 Year    Since Inception/6/
    -----------------------------------------------------------
    Third Avenue Small Cap Value
    Portfolio--Class A           26.81%          16.18%
--  Class B                      26.50%          15.98%
    -----------------------------------------------------------
- - Russell 2000 Value Index/3/  22.25%          13.21%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the Portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million. The largest company in the Index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/4/"Safe" signifies that, in Third Avenue's view, the companies have strong finances, competent management, and an understandable business. "Cheap" signifies that, in Third Avenue's view, the companies' securities are selling for significantly less than what a private buyer might pay for control of the business.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/6/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
The Portfolio posted a strong gain for the 12 months ended December 31, 2004, outpacing the Russell Midcap Growth Index/1/. Stock selection was the primary driver of relative performance and the impact of sector weightings was also positive.

MARKET ENVIRONMENT
After beginning the year on a strong note, stocks struggled to make headway as economic growth moderated amid rising short-term interest rates and surging energy costs. Stock prices rebounded as oil backed away from its late-October peak, and by year-end, several major indexes were at or near their highest levels of the year. Mid-cap shares outperformed their larger counterparts, and value outperformed growth across all market capitalizations. Utilities, materials, energy, and financials stocks were among the leaders, while the technology sector was essentially flat for the year.

PORTFOLIO REVIEW
The technology, industrials and business services, and energy sectors aided relative performance in the period. Technology stocks were surprisingly weak as it was the only sector in the index not to post a double-digit gain. However, our technology holdings were good performers, driven by strong performances in communications and electronic equipment companies and in our software holdings. Additionally, an underweight in semiconductors benefited relative performance. Positions in McAfee, Inc. and Veritas DGC, Inc., drove results in software. McAfee, Inc.'s sales and operating margins are improving as the demand for computer security products continues to grow among commercial and residential consumers. Veritas DGC, Inc., a backup and storage management software company, is being acquired by security software firm Symantec in the largest software merger in history. Within communications equipment, Harris Corp. and Research In Motion Ltd., maker of the BlackBerry handheld device, were the best relative contributors. We believe Research In Motion Ltd., employ the best technology and services in its business. Companies with leverage to improving economic activity, such as industrials and business services firms, again posted a solid gain during the year. Specifically, employment services, logistics, machinery, and traditional industrial stocks benefited relative results.

Detractors from relative performance included the health care, consumer discretionary, and financials sectors. Within health care, weak stock selection in health care services and biotechnology and our positioning in generic pharmaceuticals, where a number of companies had earnings misses, weighed on relative results. The consumer discretionary sector turned in solid performance over the period, but questions about the sustainability of consumer spending hampered retailers. Leisure equipment, hotels, and specialty retailers were our best performers in the sector, though an underweight in household durables and restaurants caused the sector to be a relative detractor. As interest rates remain relatively low by historical standards, the financials sector continued to do well. Our holdings in consumer finance and capital markets detracted most from relative performance.

OUTLOOK
The earnings growth of mid-cap companies has been exceptional, but mid-cap valuations are now at a premium relative to large-caps. In our view, the key to the mid-cap outperformance cycle (over large-caps) is continued relative earnings strength. Growth stocks outpaced their value counterparts during the fourth quarter, but value maintains a significant five-year advantage. Because of this performance disparity, growth stocks appear attractively valued compared to historical averages. We believe we are well-positioned for this environment, as we expect companies with consistent earnings and cash flow growth to be rewarded.

BRIAN W.H. BERGHUIS
Portfolio Manager
T. Rowe Price Associates, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                              Percent of
                       Description            Net Assets
                       ---------------------------------
                       ChoicePoint, Inc.        1.42%
                       ---------------------------------
                       Medimmune, Inc.          1.42%
                       ---------------------------------
                       Omnicare, Inc.           1.29%
                       ---------------------------------
                       Rockwell Collins, Inc.   1.29%
                       ---------------------------------
                       Harris Corp.             1.25%
                       ---------------------------------
                       Roper Industries, Inc.   1.23%
                       ---------------------------------
                       Brunswick Corp.          1.20%
                       ---------------------------------
                       DST Systems, Inc.        1.18%
                       ---------------------------------
                       McAfee, Inc.             1.16%
                       ---------------------------------
                       BJ Services Co.          1.13%
                       ---------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical          30.1%
Technology            14.5%
Communications        12.7%
Cyclical              12.4%
Industrials           12.3%
Financials             9.0%
Energy                 6.3%
Basic Materials        2.7%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio              For the year ended 12/31/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               T. Rowe Price Mid-Cap Growth Portfolio managed by
       T. Rowe Price Associates, Inc. vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+


                                    [CHART]

            Russell Mid Cap     T. Rowe Price Mid-Cap
             Growth Index         Growth Portfolio
            ----------------    ---------------------
02/12/2001      $10,000               $10,000
03/31/2001        7,729                 7,950
06/30/2001        8,980                 9,500
09/30/2001        6,483                 6,570
12/31/2001        8,238                 8,340
03/31/2002        8,092                 7,701
06/30/2002        6,614                 5,340
09/30/2002        5,478                 4,350
12/31/2002        5,981                 4,668
03/31/2003        5,979                 4,577
06/30/2003        7,101                 5,463
09/30/2003        7,609                 5,684
12/31/2003        8,535                 6,378
03/31/2004        8,947                 6,589
06/30/2004        9,041                 6,851
09/30/2004        8,649                 6,700
12/31/2004        9,855                 7,515


    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                    (for the year ended 12/31/04)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    T. Rowe Price Mid-Cap
    Growth Portfolio--Class A      18.15% -3.19%      -6.61%
--  Class B                        17.82% -3.42%      -7.09%
    Class E                        17.92% -3.37%       0.52%
    ---------------------------------------------------------------
- - Russell Midcap Growth Index/1/ 15.47%  6.16%      -0.37%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01. Prior to January 1, 2003 this Portfolio was managed by MFS Financial Services Company.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                     For the year ended 12/31/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


After marking time for much of the year, the stock market, as represented by the S&P 500 Index/1/, ended the year with a strong finishing kick. The S&P 500 Index sprinted ahead 9.23% in the fourth quarter, helping to secure a second consecutive year of gains for stocks. Overall, the index rose 10.87% for all of 2004. The fourth quarter served as a classic example of how stock-market gains have tended to come in brief, intense bursts; if you subtract the results of the final three months, the S&P 500 Index would have been up a mere 1.51% for the year.

We think much of the gain for all of 2004 can be credited to better-than-expected earnings (63% of the S&P 500 Index companies' most recent quarterly earnings reports exceeded Wall Street analysts' expectations). Also driving results was a positive change in investor psychology. Early in the year investors were notably fretful about several issues--the war on terrorism, rising oil prices, the hiking of short-term interest rates by the Federal Reserve, uncertainty about the outcome of the Bush-Kerry presidential raise, and mixed economic signals, among others. But as oil prices stabilized, as the Bush-Kerry election was resolved, as the Federal Reserve's five rate hikes proved temperate, and as economic news on balance remained favorable, bearishness gradually morphed into bullishness and money increasingly flowed into stocks. For instance, for the year-to-date through November, net cash flow into stock funds totaled $167 billion, versus $138 billion for the same period a year earlier.

Among capitalization segments, smaller stocks were the distinct winners in 2004. The Russell 2000 Index/2/ climbed 14.09% for the quarter and 18.33% for the year. The Russell Midcap Index/3/ soared 13.66% in the quarter and 20.22% for the year. In contrast, the large-cap Russell 1000 Index/4/ gained 9.80% in the quarter and 11.40% for the year.

Not all stocks in each capitalization segment performed equally, however. For all of 2004, value stocks in aggregate widely outperformed growth stocks, as had been the case in the four previous years. For instance, for all of 2004 the broad-based Russell 3000 Value Index/5/ returned 16.94%, or 10.01 percentage points more than its growth counterpart did. Growth stocks reaped a better relative performance in the fourth quarter, however, lagging value stocks by just 0.96 percentage point.

Turner Investment Partners began managing the Met Investors Series Trust--Turner Mid Cap Growth Portfolio in May of this year. Since that time, the Portfolio--Class A shares have returned 12.30% vs. the 13.35% return of the Russell Midcap Growth Index/6/, its benchmark. Seven of the Portfolio's 10 sector positions beat their corresponding index sectors. Contributing the most to performance were growth-oriented holdings in the consumer-discretionary/services and technology sectors. Stocks in those sectors that added value included VeriSign, Inc., Research In Motion Ltd., F5 Networks, Inc., Apple Computer, Inc., Comverse Technology, Inc. and Wynn Resorts Ltd.

Detracting the most from performance were our weightings in health-care and financial services stocks. Stocks that produced poor relative returns here included Varian Medical Systems Inc., Invitrogen Corp., Neurocrine Biosciences, Inc., Wellpoint, Inc. and Chicago Mercantile Exchange Holdings, Inc. We are enthused about the return potential of a diverse range of growth stocks, including those of companies in the freight-forwarding, Internet, lodging and gaming, health and wellness, asset and wealth management, financial-technology, biotechnology, HMO, medical-products, metals, biometrics, security-software, digital-storage, and wireless industries.

We think that a combination of moderate economic growth, low inflation, modest interest rates, reasonable equity valuations, corporate America's cash hoard of $1 trillion available for acquisitions and share buybacks, and steadily rising corporate profits should benefit the stock market in 2005. The market climbed a steep wall of worry in 2003 and continued to go up in 2004 in the face of fairly negative investor sentiment. We look for another up year in 2005.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee composed of Christopher K. McHugh, Bill McVail, CFA, and Robert E. Turner, CFA. Mr. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990 and is the Portfolio's lead manager. Mr. McVail, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Turner, Chairman and Chief Investment Officer--Growth Equities, co-founded Turner in 1990.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/04

                                               Percent of
                       Description             Net Assets
                       ----------------------------------
                       Juniper Networks, Inc.    2.03%
                       ----------------------------------
                       Coach, Inc.               1.82%
                       ----------------------------------
                       Apple Computer, Inc.      1.64%
                       ----------------------------------
                       VeriSign, Inc.            1.57%
                       ----------------------------------
                       Yum! Brands, Inc.         1.50%
                       ----------------------------------
                       Bed Bath & Beyond, Inc.   1.49%
                       ----------------------------------
                       Polycom, Inc.             1.47%
                       ----------------------------------
                       WellPoint, Inc.           1.45%
                       ----------------------------------
                       Monster Worldwide, Inc.   1.40%
                       ----------------------------------
                       Bard (C.R.), Inc.         1.39%
                       ----------------------------------

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/04

                                    [CHART]

Non-Cyclical                  21.4%
Cyclical                      15.8%
Industrials                   15.2%
Communications                13.2%
Technology                    13.1%
Financials                    11.4%
Basic Materials                7.1%
Energy                         2.1%
Diversified                    0.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                     For the year ended 12/31/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

                  Turner Mid-Cap Growth Portfolio managed by
      Turner Investment Partners, Inc. vs. Russell Midcap Growth Index/6/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap              Turner
              Growth Index       Mid-Cap Growth Portfolio
             ----------------    ------------------------
  5/1/2004        $10,000                $10,000
 6/30/2004         10,399                 10,410
 9/30/2004          9,949                  9,700
12/31/2004         11,336                 11,230




    --------------------------------------------------------------
                                        Cumulative Return/7/
                                   (for the period ended 12/31/04)
    --------------------------------------------------------------
                                         Since Inception/8/
    --------------------------------------------------------------
    Turner Mid-Cap Growth
    Portfolio--Class A                          12.30%
--  Class B                                     12.20%
    --------------------------------------------------------------
- - Russell Midcap Growth Index/6/              13.35%
    --------------------------------------------------------------

+The chart reflects the performance of Class B shares of the Portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $607.1 million; the median market capitalization was approximately $496.4 million; The largest company in the Index had a market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment

/3/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the Index had a market capitalization of $12.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $12.1 billion; the median market capitalization was approximately $4.0 billion. The smallest company in the index had an approximate market capitalization of $1.6 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Index does not include fees or expenses and is not available for direct investment.

/6/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/7/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions.

/8/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Portfolio you may incur ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Portfolio expenses. For Met Investors Series Trust Class A does not charge a distribution (12b-1) fee. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other variable insurance products.

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the actual account values and actual Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2004 through December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = $8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MET/AIM MID CAP CORE EQUITY PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,055.26        $4.40
  Hypothetical (5% return before expenses)     1,000.00      1,020.86         4.32
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,054.76         5.50
  Hypothetical (5% return before expenses)     1,000.00      1,019.79         5.40
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,054.59         5.00
  Hypothetical (5% return before expenses)     1,000.00      1,020.27         4.92
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.85%, 1.08%, and .98% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MET/AIM SMALL CAP GROWTH PORTFOLIO          ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,030.49        $5.32
  Hypothetical (5% return before expenses)     1,000.00      1,019.89         5.30
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,029.07         6.65
  Hypothetical (5% return before expenses)     1,000.00      1,018.58         6.62
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,029.76         6.14
  Hypothetical (5% return before expenses)     1,000.00      1,019.09         6.10
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, 1.29%, and 1.18% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO       ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,139.14        $5.25
  Hypothetical (5% return before expenses)     1,000.00      1,020.23         4.96
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,137.92         6.15
  Hypothetical (5% return before expenses)     1,000.00      1,019.38         5.81
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.97% and 1.14% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
HARRIS OAKMARK INTERNATIONAL PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,136.36        $5.65
  Hypothetical (5% return before expenses)     1,000.00      1,019.84         5.35
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,134.34         6.63
  Hypothetical (5% return before expenses)     1,000.00      1,018.93         6.27
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,135.03         6.13
  Hypothetical (5% return before expenses)     1,000.00      1,019.40         5.80
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.04%, 1.23%, and 1.14% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
JANUS AGGRESSIVE GROWTH PORTFOLIO           ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,047.94        $4.63
  Hypothetical (5% return before expenses)     1,000.00      1,020.61         4.57
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,046.96         5.92
  Hypothetical (5% return before expenses)     1,000.00      1,019.35         5.84
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,046.89         5.40
  Hypothetical (5% return before expenses)     1,000.00      1,019.86         5.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.15%, and 1.05% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT AMERICA'S VALUE PORTFOLIO       ------------- ------------- ---------------

  Class B
  Actual                                      $1,000.00     $1,115.01        $5.85
  Hypothetical (5% return before expenses)     1,000.00      1,019.61         5.59
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.09% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT BOND DEBENTURE PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,076.28        $3.32
  Hypothetical (5% return before expenses)     1,000.00      1,021.93         3.24
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,075.37         4.58
  Hypothetical (5% return before expenses)     1,000.00      1,020.72         4.46
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,075.30         4.07
  Hypothetical (5% return before expenses)     1,000.00      1,021.21         3.96
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.63%, 0.88%, and 0.78% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT GROWTH AND INCOME PORTFOLIO     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,088.22        $2.89
  Hypothetical (5% return before expenses)     1,000.00      1,022.37         2.80
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,087.08         4.20
  Hypothetical (5% return before expenses)     1,000.00      1,021.11         4.07
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.57% and 0.82% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,089.86        $4.73
  Hypothetical (5% return before expenses)     1,000.00      1,020.61         4.57
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,087.65         6.03
  Hypothetical (5% return before expenses)     1,000.00      1,019.36         5.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90% and 1.15% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
LORD ABBETT MID-CAP VALUE PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,138.26        $4.14
  Hypothetical (5% return before expenses)     1,000.00      1,021.26         3.91
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,137.06         5.49
  Hypothetical (5% return before expenses)     1,000.00      1,020.00         5.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.78% and 1.03% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/4/2004*    12/31/04      11/4/04-12/31/04
METLIFE AGGRESSIVE STRATEGY PORTFOLIO       ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,071.50        $0.56
  Hypothetical (5% return before expenses)     1,000.00      1,007.38         0.55
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/4/04*      12/31/04      11/4/04-12/31/04
METLIFE BALANCED STRATEGY PORTFOLIO         ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,041.90        $0.56
  Hypothetical (5% return before expenses)     1,000.00      1,007.37         0.55
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/4/2004*    12/31/04      11/4/04-12/31/04
METLIFE DEFENSIVE STRATEGY PORTFOLIO        ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,013.40        $0.54
  Hypothetical (5% return before expenses)     1,000.00      1,007.39         0.54
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                              BEGINNING      ENDING      EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                              11/4/04*      12/31/04    11/4/04-12/31/04
                                            ------------- ------------- ----------------
METLIFE GROWTH STRATEGY PORTFOLIO           ------------- ------------- ----------------

  Class B

  Actual                                      $1,000.00     $1,063.00        $0.57
  Hypothetical (5% return before expenses)     1,000.00      1,007.37         0.55
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD**
                                            11/4/2004*    $ 38,352.00   11/4/04-12/31/04
METLIFE MODERATE STRATEGY PORTFOLIO         ------------- ------------- ----------------

  Class B
  Actual                                      $1,000.00     $1,025.50        $0.56
  Hypothetical (5% return before expenses)     1,000.00      1,007.37         0.55
------------------------------------------  ------------- ------------- ----------------

*  Portfolio Inception 11/4/2004.
** Expenses are equal to the Fund's annualized expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MFS RESEARCH INTERNATIONAL PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,143.60        $5.76
  Hypothetical (5% return before expenses)     1,000.00      1,019.76         5.43
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,143.05         7.18
  Hypothetical (5% return before expenses)     1,000.00      1,018.43         6.76
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,143.88         6.64
  Hypothetical (5% return before expenses)     1,000.00      1,018.95         6.25
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.06%, 1.32%, and 1.22% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MONEY MARKET PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,005.30        $2.56
  Hypothetical (5% return before expenses)     1,000.00      1,022.58         2.58
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,004.22         3.81
  Hypothetical (5% return before expenses)     1,000.00      1,021.34         3.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.50% and 0.75% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
NEUBERGER BERMAN REAL ESTATE PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,253.55        $4.82
  Hypothetical (5% return before expenses)     1,000.00      1,020.86         4.32
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,252.86         5.65
  Hypothetical (5% return before expenses)     1,000.00      1,020.12         5.06
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,254.27         5.19
  Hypothetical (5% return before expenses)     1,000.00      1,020.53         4.65
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.84%, 0.98%, and 0.91% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,045.12        $3.54
  Hypothetical (5% return before expenses)     1,000.00      1,021.68         3.50
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,043.33         4.68
  Hypothetical (5% return before expenses)     1,000.00      1,020.56         4.63
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.69% and 0.95% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
PIMCO PEA INNOVATION PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  969.28        $4.87
  Hypothetical (5% return before expenses)     1,000.00      1,020.19         5.00
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00        966.98         6.07
  Hypothetical (5% return before expenses)     1,000.00      1,018.97         6.23
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00        967.05         5.56
  Hypothetical (5% return before expenses)     1,000.00      1,019.48         5.71
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.96%, 1.21%, and 1.10% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).'

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
PIMCO TOTAL RETURN PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,046.17        $2.97
  Hypothetical (5% return before expenses)     1,000.00      1,022.24         2.93
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,044.38         4.21
  Hypothetical (5% return before expenses)     1,000.00      1,021.02         4.16
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,045.13         3.70
  Hypothetical (5% return before expenses)     1,000.00      1,021.52         3.65
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.57%, 0.81%, and 0.71% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,119.65        $6.57
  Hypothetical (5% return before expenses)     1,000.00      1,018.94         6.26
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,118.12         7.92
  Hypothetical (5% return before expenses)     1,000.00      1,017.66         7.54
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 1.19% and 1.45% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
THIRD AVENUE SMALL CAP PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,132.59        $4.76
  Hypothetical (5% return before expenses)     1,000.00      1,020.67         4.51
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,131.52         5.75
  Hypothetical (5% return before expenses)     1,000.00      1,019.74         5.45
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.87% and 1.07% for the Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,097.38        $4.55
  Hypothetical (5% return before expenses)     1,000.00      1,020.80         4.38
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,096.91         5.83
  Hypothetical (5% return before expenses)     1,000.00      1,019.58         5.61
------------------------------------------  ------------- ------------- ---------------

  Class E
  Actual                                       1,000.00      1,096.49         5.32
  Hypothetical (5% return before expenses)     1,000.00      1,020.06         5.13
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.90%, 1.16%, and 1.05% for the Class A, Class B, and Class E respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/04       12/31/04      7/1/04-12/31/04
TURNER MID-CAP GROWTH PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,078.77        $4.75
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.62
------------------------------------------  ------------- ------------- ---------------

  Class B
  Actual                                       1,000.00      1,077.80         5.75
  Hypothetical (5% return before expenses)     1,000.00      1,019.60         5.59
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Fund's annualized expense ratio of 0.91% and 1.10% for Class A and Class B respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 92.1%
        AUTO COMPONENTS - 1.3%
        Genuine Parts Co.(a)....................    85,900 $   3,784,754
                                                           -------------
        BANKS - 7.6%
        City National Corp......................    44,700     3,158,055
        Comerica, Inc...........................    35,750     2,181,465
        Compass Bancshares, Inc.................    47,850     2,328,860
        Hibernia Corp. - Class A................    84,800     2,502,448
        Hudson United Bancorp(a)................    52,000     2,047,760
        Marshall & Ilsley Corp..................    58,000     2,563,600
        New York Community Bancorp, Inc.(a).....   135,000     2,776,950
        TCF Financial Corp......................   101,600     3,265,424
        Webster Financial Corp..................    39,800     2,015,472
                                                           -------------
                                                              22,840,034
                                                           -------------
        CHEMICALS - 9.1%
        Engelhard Corp..........................    99,500     3,051,665
        International Flavors & Fragrances, Inc.   183,400     7,856,856
        Rohm and Haas Co........................    70,000     3,096,100
        Scotts Company (The) - Class A*(a)......    67,500     4,962,600
        Sigma-Aldrich Corp......................    67,900     4,105,234
        Valspar Corp.(a)........................    82,100     4,105,821
                                                           -------------
                                                              27,178,276
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 11.3%
        Ceridian Corp.*.........................   327,750     5,991,270
        Fair Isaac Corp.(a).....................    90,000     3,301,200
        MoneyGram International, Inc............    90,100     1,904,714
        Pitney Bowes, Inc.......................    66,900     3,096,132
        Rentokil Initial Plc.................... 1,207,200     3,415,017
        Republic Services, Inc..................   202,400     6,788,496
        Valassis Communications, Inc.*..........   111,400     3,900,114
        Xerox Corp.*............................   318,700     5,421,087
                                                           -------------
                                                              33,818,030
                                                           -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.2%
        CenturyTel, Inc.........................   104,500     3,706,615
                                                           -------------
        COMPUTERS & PERIPHERALS - 0.6%
        Intergraph Corp.*(a)....................    68,100     1,833,933
                                                           -------------
        CONTAINERS & PACKAGING - 2.6%
        Ball Corp...............................    80,800     3,553,584
        Pactiv Corp.*...........................   172,500     4,362,525
                                                           -------------
                                                               7,916,109
                                                           -------------
        ELECTRIC UTILITIES - 3.1%
        FPL Group, Inc..........................    48,300     3,610,425
        Wisconsin Energy Corp...................   165,400     5,575,634
                                                           -------------
                                                               9,186,059
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.4%
        Agilent Technologies, Inc.*.............   163,900     3,949,990
        Amphenol Corp. - Class A*...............    85,500     3,141,270

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                            SHARES    (NOTE 2)
          ------------------------------------------------------------

          ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
          Microchip Technology, Inc............. 112,350 $   2,995,251
          Xilinx, Inc........................... 110,000     3,261,500
                                                         -------------
                                                            13,348,011
                                                         -------------
          FOOD PRODUCTS - 2.8%
          Campbell Soup Co...................... 137,500     4,109,875
          Tate & Lyle Plc....................... 482,790     4,372,188
                                                         -------------
                                                             8,482,063
                                                         -------------
          FOOD RETAILERS - 1.8%
          Kroger Co.*........................... 309,000     5,419,860
                                                         -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.4%
          Mettler-Toledo International, Inc.*(a)  80,500     4,130,455
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 1.2%
          Medco Health Solutions, Inc.*.........  89,300     3,714,880
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 1.6%
          Lee Enterprises, Inc..................   2,000        92,160
          Outback Steakhouse, Inc...............  63,600     2,911,608
          Wendy's International, Inc............  47,600     1,868,776
                                                         -------------
                                                             4,872,544
                                                         -------------
          HOUSEHOLD DURABLES - 2.4%
          Mohawk Industries, Inc.*..............  77,700     7,090,125
                                                         -------------
          INDUSTRIAL - DIVERSIFIED - 1.3%
          ITT Industries, Inc...................  46,400     3,918,480
                                                         -------------
          INSURANCE - 2.6%
          ACE, Ltd.............................. 105,000     4,488,750
          RenaissanceRe Holdings, Ltd...........  62,000     3,228,960
                                                         -------------
                                                             7,717,710
                                                         -------------
          IT CONSULTING & SERVICES - 1.2%
          Reynolds and Reynolds Co. - Class A... 136,700     3,623,917
                                                         -------------
          MACHINERY - 1.4%
          Dover Corp............................ 101,400     4,252,716
                                                         -------------
          MEDIA - 3.1%
          Belo Corp............................. 124,000     3,253,760
          Knight-Ridder, Inc....................  42,200     2,824,868
          New York Times Co. - Class A..........  78,700     3,210,960
                                                         -------------
                                                             9,289,588
                                                         -------------
          OIL & GAS - 15.0%
          Amerada Hess Corp.....................  52,050     4,287,879
          Apache Corp...........................  65,000     3,287,050
          BJ Services Co........................  66,000     3,071,640
          FMC Technologies, Inc.*...............  99,800     3,213,560
          Murphy Oil Corp.......................  38,250     3,077,212
          Nabors Industries, Ltd.*..............  62,100     3,185,109
          Newfield Exploration Co.*.............  52,000     3,070,600
          Noble Corp.*.......................... 127,100     6,321,954
          Pioneer Natural Resources Co..........  96,400     3,383,640
          Plains Exploration & Production Co.*.. 121,500     3,159,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS - CONTINUED
        Smith International, Inc.*................  54,500 $   2,965,345
        Williams Companies, Inc................... 377,700     6,152,733
                                                           -------------
                                                              45,175,722
                                                           -------------
        PAPER & FOREST PRODUCTS - 1.5%
        Georgia-Pacific Corp...................... 117,900     4,418,892
                                                           -------------
        PHARMACEUTICALS - 4.6%
        Forest Laboratories, Inc.*................ 135,000     6,056,100
        IMS Health, Inc........................... 128,400     2,980,164
        Teva Pharmaceutical Industries, Ltd.
          (ADR)(a)................................ 155,000     4,628,300
                                                           -------------
                                                              13,664,564
                                                           -------------
        RETAIL - SPECIALTY - 2.3%
        Family Dollar Stores, Inc.................  79,400     2,479,662
        Mattel, Inc............................... 228,600     4,455,414
                                                           -------------
                                                               6,935,076
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.3%
        National Semiconductor Corp............... 215,400     3,866,430
                                                           -------------
        SOFTWARE - 4.0%
        Computer Associates International, Inc.(a) 139,100     4,320,446
        Diebold, Inc..............................  78,400     4,369,232
        Intuit, Inc.*.............................  74,600     3,283,146
                                                           -------------
                                                              11,972,824
                                                           -------------
        TEXTILES, APPAREL & LUXURY GOODS - 1.4%
        V.F. Corp.................................  77,300     4,280,874
                                                           -------------

        Total Common Stocks (Cost $246,966,319)              276,438,541
                                                           -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 13.4%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 2.10% to
       be repurchased at $23,421,098 on
       01/03/05 collateralized by $24,040,000
       FHLMC 2.050% due 11/28/05 with a
       value of $23,889,750..................... $23,417,000 $  23,417,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  16,853,169    16,853,169
                                                             -------------
     Total Short-Term Investments
     (Cost $40,270,169)                                         40,270,169
                                                             -------------

     TOTAL INVESTMENTS - 105.5%
     (Cost $287,236,488)                                       316,708,710

     Other Assets and Liabilities (net) - (5.5%)               (16,435,037)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 300,273,673
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                            SHARES     (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 99.2%
         AEROSPACE & DEFENSE - 1.4%
         United Industrial Corp.(a)............  98,100 $    3,800,394
         Woodward Governor Co..................  27,900      1,997,919
                                                        --------------
                                                             5,798,313
                                                        --------------
         AIRLINES - 0.4%
         AirTran Holdings, Inc.*(a)............ 151,100      1,616,770
                                                        --------------
         BANKS - 4.6%
         East West Bancorp, Inc.(a)............  83,700      3,512,052
         PrivateBancorp, Inc.(a)...............  72,900      2,349,567
         Silicon Valley Bancshares*(a).........  75,900      3,401,838
         Southwest Bancorp of Texas, Inc....... 138,400      3,223,336
         Texas Regional Bancshares,
           Inc. - Class A......................  63,500      2,075,180
         UCBH Holdings, Inc.(a)................  59,700      2,735,454
         W Holding Co., Inc.(a)................  70,890      1,626,217
                                                        --------------
                                                            18,923,644
                                                        --------------
         BIOTECHNOLOGY - 1.1%
         Affymetrix, Inc.*(a)..................  83,600      3,055,580
         Genencor Intl., Inc.*(a)..............  77,900      1,277,560
                                                        --------------
                                                             4,333,140
                                                        --------------
         CHEMICALS - 0.3%
         Spartech Corp.(a).....................  52,000      1,408,680
                                                        --------------
         COMMERCIAL SERVICES & SUPPLIES - 8.3%
         Advisory Board Co.*(a)................  45,600      1,681,728
         Charles River Associates, Inc.*(a)....  51,700      2,418,009
         Corporate Executive Board Co..........  49,000      3,280,060
         CoStar Group, Inc.*(a)................  86,500      3,994,570
         Euronet Worldwide, Inc.*(a)........... 133,200      3,465,864
         Gen Probe, Inc.*......................  78,300      3,539,943
         Global Payments, Inc.(a)..............  51,200      2,997,248
         ICON Plc (ADR)*(a)....................  55,400      2,141,210
         MPS Group, Inc.*...................... 224,300      2,749,918
         Pediatrix Medical Group, Inc.*........  33,600      2,152,080
         ScanSource, Inc.*(a)..................  44,200      2,747,472
         Stericycle, Inc.*(a)..................  67,100      3,083,245
                                                        --------------
                                                            34,251,347
                                                        --------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 3.6%
         Applied Signal Technology, Inc........  16,800        592,200
         CACI International, Inc. - Class A*(a)  30,700      2,091,591
         NAVTEQ Corp.*.........................  58,200      2,698,152
         Plantronics, Inc......................  55,400      2,297,438
         Polycom, Inc.*........................ 151,800      3,539,976
         SafeNet, Inc.*(a).....................  99,000      3,637,260
                                                        --------------
                                                            14,856,617
                                                        --------------
         COMPUTERS & PERIPHERALS - 2.0%
         Catapult Communications Corp.*........  87,200      2,106,752
         Intergraph Corp.*.....................  78,200      2,105,926

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                 SHARES     (NOTE 2)
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS - CONTINUED
       Mercury Computer Systems, Inc.*(a)......... 111,500 $    3,309,320
       PalmOne, Inc.*(a)..........................  28,100        886,555
                                                           --------------
                                                                8,408,553
                                                           --------------
       CONSTRUCTION MATERIALS - 2.9%
       Eagle Materials, Inc.(a)...................  43,900      3,790,765
       Hughes Supply, Inc.(a).....................  95,700      3,095,895
       Insight Enterprises, Inc.*................. 112,200      2,302,344
       Trex Co., Inc.*(a).........................  52,200      2,737,368
                                                           --------------
                                                               11,926,372
                                                           --------------
       ELECTRICAL EQUIPMENT - 0.6%
       Actuant Corp. - Class A*(a)................  47,900      2,497,985
                                                           --------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 6.4%
       ARM Holdings, Plc (ADR).................... 522,912      3,231,599
       Cymer, Inc.*(a)............................ 107,400      3,172,596
       Daktronics, Inc.*(a).......................  69,500      1,729,855
       FEI Co.*(a)................................  62,400      1,310,400
       FLIR Systems, Inc.*(a).....................  61,600      3,929,464
       II-VI, Inc.*(a)............................  60,500      2,570,645
       Imax Corp.*(a)............................. 234,000      1,930,266
       Integrated Circuit Systems, Inc.*..........  60,800      1,271,936
       Keithley Instruments, Inc.(a)..............  97,800      1,926,660
       Pixelworks, Inc.*(a)....................... 110,800      1,256,472
       Trimble Navigation, Ltd.*(a)............... 132,700      4,384,408
                                                           --------------
                                                               26,714,301
                                                           --------------
       ENERGY EQUIPMENT & SERVICES - 0.7%
       FMC Technologies, Inc.*....................  92,500      2,978,500
                                                           --------------
       FINANCIAL SERVICES - 1.6%
       Affiliated Managers Group, Inc.*(a)........  40,800      2,763,792
       Jeffries Group, Inc........................  55,400      2,231,512
       Piper Jaffray Companies, Inc.*(a)..........  35,000      1,678,250
                                                           --------------
                                                                6,673,554
                                                           --------------
       FOOD PRODUCTS - 0.9%
       United Natural Foods, Inc.*(a)............. 116,200      3,613,820
                                                           --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 7.5%
       American Medical Systems Holdings, Inc.*(a)  83,500      3,491,135
       Closure Medical Corp.*(a)..................  75,700      1,476,150
       Immucor, Inc.*(a).......................... 148,200      3,484,182
       Integra LifeSciences Holdings*(a)..........  93,300      3,445,569
       Intuitive Surgical, Inc.*(a)...............  88,900      3,557,778
       Mentor Corp.(a)............................ 100,500      3,390,870
       NuVasive, Inc.*(a)......................... 106,900      1,095,725
       ResMed, Inc.*(a)...........................  44,200      2,258,620
       Techne Corp.*..............................  50,200      1,952,780
       Varian, Inc.*..............................  70,000      2,870,700
       Vnus Medical Technologies*(a)..............  28,100        379,912
       Wright Medical Group, Inc.*(a)............. 123,900      3,531,150
                                                           --------------
                                                               30,934,571
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 3.9%
        Accredo Health, Inc.*................... 126,049 $    3,494,078
        American Healthways, Inc.*(a)...........  57,400      1,896,496
        Amsurg Corp.*(a)........................  81,700      2,413,418
        LifePoint Hospitals, Inc.*(a)...........  91,800      3,196,476
        Renal Care Group, Inc.*(a)..............  62,800      2,260,172
        VCA Antech, Inc.*(a).................... 142,100      2,785,160
                                                         --------------
                                                             16,045,800
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 7.7%
        Choice Hotels International, Inc.(a)....  57,600      3,340,800
        Kerzner International, Ltd.*(a).........  41,500      2,492,075
        Marvel Enterprises, Inc.*(a)............ 128,450      2,630,656
        P.F. Chang's China Bistro, Inc.*(a).....  68,100      3,837,435
        Panera Bread Co. - Class A*(a)..........  79,600      3,209,472
        Penn National Gaming, Inc.*(a)..........  59,200      3,584,560
        RARE Hospitality International, Inc.*(a) 112,450      3,582,657
        Shuffle Master, Inc.*(a)................  72,300      3,405,330
        Sonic Corp.*............................ 119,600      3,647,800
        Steiner Leisure, Ltd.*..................  69,500      2,076,660
                                                         --------------
                                                             31,807,445
                                                         --------------
        HOUSEHOLD DURABLES - 1.0%
        Beazer Homes USA, Inc.(a)...............  28,800      4,210,848
                                                         --------------
        INSURANCE - 1.4%
        Assured Guaranty, Ltd.(a)...............  75,700      1,489,019
        HCC Insurance Holdings, Inc.............  64,500      2,136,240
        ProAssurance Corp.*(a)..................  56,300      2,201,893
                                                         --------------
                                                              5,827,152
                                                         --------------
        INTERNET & CATALOG RETAIL - 0.5%
        Coldwater Creek, Inc.*(a)...............  69,500      2,145,465
                                                         --------------
        INTERNET SOFTWARE & SERVICES - 2.3%
        Digital River, Inc.*(a).................  40,900      1,701,849
        Internet Security Systems, Inc.*(a)..... 148,800      3,459,600
        RSA Security, Inc.*..................... 147,708      2,963,022
        SINA Corp.*(a)..........................  41,800      1,340,108
                                                         --------------
                                                              9,464,579
                                                         --------------
        LEISURE EQUIPMENT & PRODUCTS - 0.8%
        Nautilus Group, Inc.(a)................. 141,500      3,420,055
                                                         --------------
        MACHINERY - 2.2%
        Cognex Corp.............................  40,200      1,121,580
        Graco, Inc.(a)..........................  61,400      2,293,290
        IDEX Corp...............................  60,500      2,450,250
        JLG Industries, Inc.(a)................. 169,600      3,329,248
                                                         --------------
                                                              9,194,368
                                                         --------------
        MEDIA - 2.2%
        Lions Gate Entertainment Corp.*(a)...... 325,500      3,456,810
        Macrovision Corp.*(a)................... 120,200      3,091,544
        Radio One, Inc. - Class A*(a)...........  55,800        898,380

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      MEDIA - CONTINUED
      Radio One, Inc. - Class D*(a)............... 110,400 $    1,779,648
                                                           --------------
                                                                9,226,382
                                                           --------------
      METALS & MINING - 1.6%
      Cleveland Cliffs, Inc.(a)...................  33,600      3,489,696
      Steel Dynamics, Inc.(a).....................  84,000      3,181,920
                                                           --------------
                                                                6,671,616
                                                           --------------
      MUTUAL FUNDS - 1.6%
      iShares Nasdaq Biotechnology Index Fund.....  90,000      6,786,000
                                                           --------------
      OIL & GAS - 4.2%
      Cal Dive International, Inc.*(a)............  79,800      3,251,850
      Core Laboratories N.V.*.....................  75,000      1,751,250
      Grey Wolf, Inc.*(a)......................... 356,500      1,878,755
      Harvest Natural Resources, Inc.*............ 126,100      2,177,747
      Patterson-UTI Energy, Inc.(a)............... 109,900      2,137,555
      Quicksilver Resources, Inc.*(a).............  71,800      2,640,804
      Range Resources Corp........................  19,600        401,016
      Unit Corp.*(a)..............................  81,600      3,117,936
                                                           --------------
                                                               17,356,913
                                                           --------------
      PHARMACEUTICALS - 3.9%
      Amylin Pharmaceuticals, Inc.*(a)............  97,100      2,268,256
      Covance, Inc.*..............................  57,600      2,232,000
      Eyetech Pharmaceuticals, Inc.*(a)...........  60,300      2,743,650
      First Horizon Pharmaceutical Corp.*(a)...... 133,800      3,062,682
      Medicis Pharmaceutical Corp. - Class A(a)...  16,400        575,804
      MGI Pharma, Inc.*(a)........................ 112,200      3,142,722
      United Therapeutics Corp.*(a)...............  48,200      2,176,230
                                                           --------------
                                                               16,201,344
                                                           --------------
      RETAIL - SPECIALTY - 7.7%
      Aeropostale, Inc.*(a).......................  83,700      2,463,291
      GameStop Corp. - Class A*(a)................ 153,700      3,436,732
      Guitar Center, Inc.*(a).....................  68,000      3,582,920
      Jos. A. Bank Clothiers, Inc.*(a)............ 110,400      3,124,320
      MSC Industrial Direct Co., Inc. - Class A(a) 103,700      3,731,126
      Pacific Sunwear of California, Inc.*........  74,000      1,647,240
      Quiksilver, Inc.*(a)........................ 104,500      3,113,055
      RC2 Corp.*(a)...............................  64,000      2,086,400
      Regis Corp.(a)..............................  69,600      3,212,040
      Scotts Co. (The) - Class A*(a)..............  45,800      3,367,216
      Toro Co. (The)(a)...........................  28,400      2,310,340
                                                           --------------
                                                               32,074,680
                                                           --------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
      FormFactor, Inc.*(a)........................ 117,500      3,188,950
      Microsemi Corp.*............................ 254,000      4,409,440
      Power Integrations, Inc.*(a)................  53,400      1,056,252
      Semtech Corp.*(a)........................... 152,700      3,339,549
      Varian Semiconductor Equipment Associates,
        Inc.*(a)..................................  42,300      1,558,755
                                                           --------------
                                                               13,552,946
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         SOFTWARE - 7.1%
         Activision, Inc.*...................... 160,600 $   3,240,908
         Anteon International Corp.*............  79,800     3,340,428
         Avid Technology, Inc.*(a)..............  49,100     3,031,925
         Cerner Corp.*(a).......................  70,100     3,727,217
         Epicor Software Corp.*(a).............. 204,200     2,877,178
         Macromedia, Inc.*(a)................... 135,000     4,201,200
         Magma Design Automation, Inc.*(a)......  69,900       877,944
         MicroStrategy, Inc. - Class A*.........  56,800     3,422,200
         Websense, Inc.*........................  90,100     4,569,872
                                                         -------------
                                                            29,288,872
                                                         -------------
         TEXTILES, APPAREL & LUXURY GOODS - 2.0%
         Bebe stores, Inc.(a)................... 126,224     3,405,510
         Fossil, Inc.*(a).......................  80,475     2,063,379
         Oxford Industries, Inc.(a).............  72,600     2,998,380
                                                         -------------
                                                             8,467,269
                                                         -------------
         TRANSPORTATION - 3.5%
         Forward Air Corp.*.....................  70,200     3,137,940
         Heartland Express, Inc.(a)............. 105,400     2,368,338
         Kirby Corp.*...........................  41,000     1,819,580
         Knight Transportation, Inc.(a).........  86,600     2,147,680
         Old Dominion Freight Line, Inc.*(a)....  69,400     2,415,120
         UTI Worldwide, Inc.(a).................  39,000     2,652,780
                                                         -------------
                                                            14,541,438
                                                         -------------
         Total Common Stocks (Cost $347,537,998)           411,219,339
                                                         -------------

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                 SHARES       (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 27.6%
      State Street Navigator Securities Lending
        Prime Portfolio(b)
        (Cost $114,489,873).................... 114,489,873 $ 114,489,873
                                                            -------------

      TOTAL INVESTMENTS - 126.8%
      (Cost $462,027,871)                                     525,709,212

      Other Assets and Liabilities (net) - (26.8%)           (111,106,062)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 414,603,150
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 94.9%
        AEROSPACE & DEFENSE - 1.4%
        Rockwell Collins, Inc....................  80,110 $   3,159,538
                                                          -------------
        AUTO COMPONENTS - 1.5%
        Autoliv, Inc.............................  28,720     1,387,176
        Lear Corp................................  35,653     2,175,190
                                                          -------------
                                                              3,562,366
                                                          -------------
        BANKS - 8.1%
        Commerce Bancshares, Inc.................  34,446     1,729,189
        FirstMerit Corp.......................... 116,669     3,323,900
        Keycorp..................................  64,518     2,187,160
        M&T Bank Corp............................  40,606     4,378,951
        Northern Trust Corp......................  40,080     1,947,086
        Regions Financial Corp................... 145,096     5,163,967
                                                          -------------
                                                             18,730,253
                                                          -------------
        BEVERAGES - 0.4%
        Pepsi Bottling Group, Inc................  34,955       945,183
                                                          -------------
        BIOTECHNOLOGY - 1.8%
        Charles River Laboratories International,
          Inc.*..................................  33,568     1,544,464
        MedImmune, Inc.*.........................  97,491     2,642,981
                                                          -------------
                                                              4,187,445
                                                          -------------
        CHEMICALS - 3.2%
        Agrium, Inc.............................. 228,353     3,847,748
        Rohm & Haas Co...........................  78,160     3,457,017
                                                          -------------
                                                              7,304,765
                                                          -------------
        COMMERCIAL SERVICES & SUPPLIES - 1.0%
        Republic Services, Inc...................  70,076     2,350,349
                                                          -------------
        COMPUTER HARDWARE - 1.3%
        CDW Corp.................................  31,716     2,104,357
        Hutchinson Technology, Inc.*.............  24,177       835,799
                                                          -------------
                                                              2,940,156
                                                          -------------
        DIVERSIFIED ENERGY - 3.6%
        Western Gas Resources, Inc...............  91,485     2,675,936
        Williams Companies, Inc. (The)........... 344,375     5,609,869
                                                          -------------
                                                              8,285,805
                                                          -------------
        ELECTRIC UTILITIES - 8.2%
        Edison International.....................  37,426     1,198,755
        Entergy Corp.............................  37,240     2,517,052
        FirstEnergy Corp.........................  79,420     3,137,884
        PG&E Corp.*..............................  99,254     3,303,173
        Pinnacle West Capital Corp...............  17,200       763,852
        PPL Corp................................. 123,478     6,578,908
        Wisconsin Energy Corp....................  42,702     1,439,484
                                                          -------------
                                                             18,939,108
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
        Amphenol Corp. - Class A*................  47,545     1,746,803
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         FINANCIALS - DIVERSIFIED - 3.9%
         American Capital Strategies, Ltd.......  74,633 $   2,489,011
         Bear Stearns Cos., Inc.................  23,234     2,377,070
         CIT Group, Inc.........................  91,099     4,174,156
                                                         -------------
                                                             9,040,237
                                                         -------------
         FOOD PRODUCTS - 0.9%
         Archer-Daniels-Midland Co..............  91,537     2,042,191
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
         Hillenbrand Industries, Inc............  11,060       614,272
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.9%
         Health Net, Inc.*...................... 151,488     4,373,459
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.9%
         Harrah's Entertainment, Inc............  34,790     2,327,103
         Hilton Hotels Corp.....................  86,886     1,975,788
         Yum! Brands, Inc.......................  48,981     2,310,923
                                                         -------------
                                                             6,613,814
                                                         -------------
         HOUSEHOLD DURABLES - 3.8%
         Lennar Corp. - Class A.................  87,668     4,969,022
         Mohawk Industries, Inc.*...............  21,064     1,922,090
         Stanley Works..........................  36,446     1,785,490
                                                         -------------
                                                             8,676,602
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.0%
         Clorox Company (The)...................  62,589     3,688,370
         Estee Lauder Cos., Inc. - Class A......  21,800       997,786
                                                         -------------
                                                             4,686,156
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 3.5%
         American Standard Cos., Inc.*..........  42,431     1,753,249
         Cummins, Inc...........................  29,918     2,506,829
         Eaton Corp.............................  50,993     3,689,854
                                                         -------------
                                                             7,949,932
                                                         -------------
         INSURANCE - 8.4%
         Ambac Financial Group, Inc.............  27,175     2,231,883
         Everest Re Group, Ltd..................  38,625     3,459,255
         PartnerRe, Ltd.........................  52,964     3,280,590
         PMI Group, Inc. (The)..................  26,750     1,116,812
         RenaissanceRe Holdings, Ltd............  63,200     3,291,456
         Torchmark Corp.........................  38,021     2,172,520
         Willis Group Holdings, Ltd.............  89,810     3,697,478
                                                         -------------
                                                            19,249,994
                                                         -------------
         IT CONSULTING & SERVICES - 2.4%
         BearingPoint, Inc.*.................... 200,100     1,606,803
         Tech Data Corp.*.......................  51,984     2,360,073
         WebMD Corp.*........................... 179,135     1,461,742
                                                         -------------
                                                             5,428,618
                                                         -------------
         MEDIA - 2.7%
         Belo Corp. - Class A...................  70,055     1,838,243
         Emmis Communications Corp. - Class A*..  98,720     1,894,437

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - CONTINUED
        Lamar Advertising Co. - Class A*..........  60,482 $   2,587,420
                                                           -------------
                                                               6,320,100
                                                           -------------
        METALS & MINING - 1.4%
        Nucor Corp................................  42,796     2,239,942
        Peabody Energy Corp.......................  11,480       928,847
                                                           -------------
                                                               3,168,789
                                                           -------------
        OIL & GAS - 7.1%
        AGL Resources, Inc........................ 116,450     3,870,798
        EOG Resources, Inc........................  69,398     4,952,241
        Patina Oil & Gas Corp.....................  89,149     3,343,088
        Patterson-UTI Energy, Inc................. 209,874     4,082,049
                                                           -------------
                                                              16,248,176
                                                           -------------
        PAPER & PACKAGING - 1.2%
        Packaging Corp. of America................ 121,530     2,862,032
                                                           -------------
        PHARMACEUTICALS - 0.8%
        Watson Pharmaceuticals, Inc.*.............  54,945     1,802,745
                                                           -------------
        REAL ESTATE - 8.0%
        Apartment Investment & Management Co.
          (REIT) - Class A........................  95,270     3,671,706
        Developers Diversified Realty Corp. (REIT)  72,036     3,196,237
        istar Financial, Inc. (REIT).............. 149,778     6,778,952
        Plum Creek Timber Co., Inc. (REIT)........  73,690     2,832,644
        Prentiss Properties Trust (REIT)..........  53,400     2,039,880
                                                           -------------
                                                              18,519,419
                                                           -------------
        RETAIL - MULTILINE - 2.8%
        Federated Department Stores, Inc..........  61,285     3,541,660
        J.C. Penney Co., Inc......................  72,150     2,987,010
                                                           -------------
                                                               6,528,670
                                                           -------------
        RETAIL - SPECIALTY - 3.4%
        Abercrombie & Fitch Co. - Class A......... 129,558     6,082,748
        Ross Stores, Inc..........................  56,708     1,637,160
                                                           -------------
                                                               7,719,908
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
        Power Integrations, Inc.*.................  39,820       787,640
        Tessera Technologies, Inc.*...............   3,930       146,235
                                                           -------------
                                                                 933,875
                                                           -------------
        SOFTWARE - 2.1%
        Activision, Inc.*......................... 235,517     4,752,733
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.3%
        CenturyTel, Inc...........................  45,508     1,614,169
        Ditech Communications Corp.*..............  97,126     1,452,033
                                                           -------------
                                                               3,066,202
                                                           -------------
        TOBACCO - 0.8%
        Reynolds American Inc.....................  22,514     1,769,600
                                                           -------------
        TRANSPORTATION - 1.6%
        Teekay Shipping Corp......................  38,406     1,617,277

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      TRANSPORTATION - CONTINUED
      Yellow Roadway Corp.*....................      38,052 $   2,119,877
                                                            -------------
                                                                3,737,154
                                                            -------------
      Total Common Stocks (Cost $191,570,711)                 218,256,449
                                                            -------------

      SHORT-TERM INVESTMENTS - 6.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 1.250% to
        be repurchased at $14,329,493 on
        01/03/05 collateralized by $14,670,000
        FHLMC 2.040% due 02/17/06 with a
        value of $14,615,545 (Cost
        $14,328,000)........................... $14,328,000    14,328,000
                                                            -------------

      TOTAL INVESTMENTS - 101.1%
      (Cost $205,898,711)                                     232,584,449

      Other Assets and Liabilities (net) - (1.1%)              (2,620,289)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 229,964,160
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                  SHARES      (NOTE 2)
      --------------------------------------------------------------------

      COMMON STOCKS - 97.2%
      AUSTRALIA - 3.6%
      Australia & New Zealand Banking Group, Ltd.
        Npv...................................... 1,224,000  $ 19,653,911
      John Fairfax Holdings, Ltd................. 2,862,000    10,155,544
                                                             ------------
                                                               29,809,455
                                                             ------------
      FINLAND - 1.2%
      Metso Corp.(a).............................   645,300    10,211,593
                                                             ------------
      FRANCE - 12.5%
      BNP Paribas S.A.(a)........................   226,500    16,342,478
      Compagnie Generale des Establissements
        Michelin(a)..............................   136,400     8,707,494
      L'Oreal S.A................................    96,600     7,297,592
      Neopost S.A.(a)............................   196,500    15,207,134
      Pernod-Ricard S.A.(a)......................    58,000     8,846,986
      Publicis Groupe(a).........................   606,700    19,566,375
      Sanofi Aventis S.A.(a).....................   116,035     9,247,816
      Total SA(a)................................    11,000     2,400,904
      Vivendi Universal S.A.*(a).................   533,600    17,044,363
                                                             ------------
                                                              104,661,142
                                                             ------------
      GERMANY - 9.0%
      Bayerische Motoren Werke (BMW) AG(a).......   537,200    24,131,950
      Deutsche Boerse AG(a)......................   364,400    21,832,542
      Hannover Rueckversicherung AG(a)...........   221,600     8,635,489
      Henkel KGaA................................   256,000    21,093,940
                                                             ------------
                                                               75,693,921
                                                             ------------
      HONG KONG - 0.5%
      Giordano International, Ltd................ 6,384,000     4,022,093
                                                             ------------
      IRELAND - 3.6%
      Bank of Ireland............................ 1,810,000    29,812,551
                                                             ------------
      ISRAEL - 0.7%
      Orbotech, Ltd.*............................   265,000     5,610,050
                                                             ------------
      ITALY - 5.0%
      Banco Popolare di Verona e Novara Scrl(a)..   672,500    13,613,452
      Bulgari S.p.A.(a)..........................   911,000    11,201,188
      Sanpaolo IMI S.p.A.(a).....................   325,000     4,658,918
      UniCredito Italiano S.p.A.(a).............. 2,213,000    12,665,791
                                                             ------------
                                                               42,139,349
                                                             ------------
      JAPAN - 7.3%
      Daiwa Securities Group, Inc.(a)............ 1,489,000    10,686,926
      Meitec Corp.(a)............................   402,500    14,978,099
      OLYMPUS Corp.(a)...........................   561,000    11,959,691
      Takeda Pharmaceutical Co., Ltd.............   463,000    23,297,007
                                                             ------------
                                                               60,921,723
                                                             ------------
      MEXICO - 1.5%
      Grupo Televisa, S.A. (ADR).................   201,800    12,208,900
                                                             ------------
      NETHERLANDS - 7.0%
      Akzo Nobel N.V.............................   507,500    21,552,631

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        NETHERLANDS - CONTINUED
        Euronext N.V.(a).......................   775,600  $ 23,591,924
        Heineken Holding NV - Series A.........   386,300    11,633,010
        Heineken NV............................    64,375     2,136,811
                                                           ------------
                                                             58,914,376
                                                           ------------
        SINGAPORE - 1.3%
        United Overseas Bank, Ltd.............. 1,260,400    10,649,354
                                                           ------------
        SOUTH KOREA - 5.6%
        Kookmin Bank*..........................   387,000    15,088,484
        Lotte Chilsung Beverage Co., Ltd.......    11,510    10,659,406
        SK Telecom Co., Ltd....................   111,850    21,277,569
                                                           ------------
                                                             47,025,459
                                                           ------------
        SWITZERLAND - 16.0%
        Credit Suisse Group*...................   543,000    22,837,954
        Givaudan S.A...........................    24,220    15,928,098
        Lonza Group AG.........................   339,700    19,082,477
        Nestle S.A.............................    99,200    25,912,855
        Novartis AG............................   433,000    21,731,174
        Swatch Group AG........................   555,700    16,480,393
        Syngenta AG*...........................   111,400    11,786,397
                                                           ------------
                                                            133,759,348
                                                           ------------
        UNITED KINGDOM - 22.4%
        Aegis Group Plc........................ 6,707,500    13,861,454
        Associated British Ports Holdings Plc.. 1,838,000    16,714,573
        BP Plc................................. 1,059,000    10,304,769
        British Sky Broadcasting Group Plc.....   175,000     1,882,639
        Cadbury Schweppes Plc.................. 2,426,000    22,530,680
        Diageo Plc............................. 2,034,500    28,945,574
        GlaxoSmithKline Plc.................... 1,301,000    30,565,334
        Lloyds TSB Group Plc................... 2,280,200    20,652,528
        Michael Page International Plc......... 2,095,000     7,505,788
        Signet Group Plc....................... 8,641,000    18,208,906
        Vodafone Group Plc..................... 5,892,000    15,928,511
                                                           ------------
                                                            187,100,756
                                                           ------------
        Total Common Stocks (Cost $652,312,378)             812,540,070
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 24.9%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       12/31/04 at 1.25% to be repurchased
       at $29,733,097 on 01/03/05
       collateralized by $30,440,000 FHLMC
       at 2.04% due 02/17/06 with a value of
       $30,327,007............................ $ 29,730,000 $   29,730,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  177,932,127    177,932,127
                                                            --------------
     Total Short-Term Investments
     (Cost $207,662,127)                                       207,662,127
                                                            --------------

     TOTAL INVESTMENTS - 122.1%
     (Cost $859,974,505)                                     1,020,202,197

     Other Assets and Liabilities (net) - (22.1%)             (184,374,712)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  835,827,485
                                                            ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

Summary of Total Foreign Securities by Industry Classification 12/31/2004

                                            VALUE   PERCENT OF NET
             INDUSTRY                       (000)       ASSETS
             -----------------------------------------------------
             Apparel & Textiles........... $ 11,201       1.3%
             Automotive...................   32,839       3.9
             Banks........................  146,322      17.5
             Beverages, Food, & Tobacco...   77,475       9.3
             Biotechnology................   19,082       2.3
             Business Services............    7,506       0.9
             Chemicals....................   49,267       5.9
             Communications...............   92,998      11.1
             Cosmetics & Personal Care....    7,298       0.9
             Electronics..................   17,570       2.1
             Financial Services...........   75,766       9.1
             Food & Drug Retailing........   33,190       4.0
             Household Products...........   21,094       2.5
             Insurance....................    8,635       1.0
             Industrial Machinery.........   10,212       1.2
             Media........................   18,927       2.3
             Office Furnishings & Supplies   15,207       1.8
             Oil & Gas....................   12,706       1.5
             Pharmaceuticals..............   84,841      10.2
             Retailers....................   38,711       4.6
             Software.....................   14,978       1.8
             Transportation...............   16,715       2.0
                                           --------      ----
                                           $812,540      97.2%
                                           ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 94.1%
          AIR FREIGHT & LOGISTICS - 3.9%
          C.H. Robinson Worldwide, Inc.(a).....  89,700 $   4,980,144
          FedEx Corp...........................  92,780     9,137,902
          United Parcel Service, Inc. - Class B 107,445     9,182,250
                                                        -------------
                                                           23,300,296
                                                        -------------
          AUTO COMPONENTS - 0.6%
          Advance Auto Parts, Inc.*............  67,960     2,968,493
          Autoliv, Inc.........................  11,975       578,392
                                                        -------------
                                                            3,546,885
                                                        -------------
          BANKS - 2.8%
          Mitsubishi Tokyo Finacial Group, Inc.     910     9,190,693
          UCBH Holdings, Inc.(a)............... 167,820     7,689,512
                                                        -------------
                                                           16,880,205
                                                        -------------
          BIOTECHNOLOGY - 1.6%
          Gilead Sciences, Inc.*...............  82,995     2,903,995
          Invitrogen Corp.*.................... 102,855     6,904,656
                                                        -------------
                                                            9,808,651
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 3.6%
          Iron Mountain, Inc.*(a).............. 188,415     5,744,773
          Paychex, Inc......................... 267,030     9,100,383
          Stericycle, Inc.*(a)................. 122,260     5,617,847
          Vedior NV............................  51,420       834,172
                                                        -------------
                                                           21,297,175
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 1.8%
          Corning, Inc.*....................... 603,705     7,105,608
          Research In Motion, Ltd.*............  45,110     3,717,966
                                                        -------------
                                                           10,823,574
                                                        -------------
          CONTAINERS & PACKAGING - 1.4%
          Ball Corp............................ 192,680     8,474,066
                                                        -------------
          ENERGY EQUIPMENT & SERVICES - 2.3%
          Kennametal, Inc......................  70,845     3,525,956
          Reliant Energy, Inc.*................ 739,650    10,096,222
                                                        -------------
                                                           13,622,178
                                                        -------------
          FINANCIALS - DIVERSIFIED - 5.2%
          Chicago Mercantile Exchange(a).......  47,605    10,887,263
          Deutsche Boerse AG................... 104,311     6,249,655
          J.P. Morgan Chase & Co............... 116,950     4,562,220
          Providian Financial Corp.*...........  83,480     1,374,916
          SLM Corp............................. 144,095     7,693,232
                                                        -------------
                                                           30,767,286
                                                        -------------
          FOOD & DRUG RETAILING - 2.7%
          Sysco Corp........................... 131,420     5,016,301
          Whole Foods Market, Inc.............. 116,305    11,089,682
                                                        -------------
                                                           16,105,983
                                                        -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
       Boston Scientific Corp.*...................  81,215 $   2,887,193
       Varian Medical Systems, Inc.*.............. 246,330    10,651,309
                                                           -------------
                                                              13,538,502
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 5.1%
       Coventry Health Care, Inc.*................ 108,030     5,734,232
       Neurocrine Biosciences, Inc.*(a)........... 228,455    11,262,832
       UnitedHealth Group, Inc.................... 152,760    13,447,463
                                                           -------------
                                                              30,444,527
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 6.5%
       Four Seasons Hotels, Inc.(a)............... 187,940    15,371,612
       Las Vegas Sands Corp.*.....................  57,055     2,738,640
       Outback Steakhouse, Inc.................... 106,100     4,857,258
       Royal Caribbean Cruises, Ltd.(a)........... 166,590     9,069,160
       Starwood Hotels & Resorts Worldwide, Inc. -
         Class B.................................. 115,860     6,766,224
                                                           -------------
                                                              38,802,894
                                                           -------------
       HOUSEHOLD DURABLES - 4.0%
       American Standard Companies, Inc.*......... 136,090     5,623,239
       Harman International Industries, Inc.......  68,575     8,709,025
       Lennar Corp. - Class A..................... 163,135     9,246,492
                                                           -------------
                                                              23,578,756
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 3.4%
       3M Co......................................  85,685     7,032,168
       General Electric Co........................ 191,080     6,974,420
       Tyco International, Ltd.................... 172,400     6,161,576
                                                           -------------
                                                              20,168,164
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 8.1%
       BEA Systems, Inc.*(a)...................... 630,165     5,583,262
       IAC / InterActiveCorp*..................... 164,865     4,553,571
       Juniper Networks, Inc.*(a)................. 186,075     5,059,379
       McAfee, Inc.*.............................. 223,210     6,457,465
       Openwave Systems, Inc.*(a)................. 133,475     2,063,524
       VeriSign, Inc.*............................ 151,490     5,077,945
       Yahoo!, Inc.*.............................. 515,875    19,438,170
                                                           -------------
                                                              48,233,316
                                                           -------------
       MEDIA - 1.7%
       EchoStar Communications Corp. - Class A.... 131,430     4,368,733
       Time Warner, Inc.*......................... 284,490     5,530,486
                                                           -------------
                                                               9,899,219
                                                           -------------
       OIL & GAS - 7.5%
       BJ Services Co............................. 119,900     5,580,146
       BP Plc (ADR)...............................  99,495     5,810,508
       EOG Resources, Inc.........................  93,660     6,683,577
       GlobalSantaFe Corp......................... 268,565     8,892,187

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         OIL & GAS - CONTINUED
         Total Fina Elf S.A. (ADR)(a)............ 106,570 $  11,705,649
         Transocean, Inc.*....................... 143,435     6,080,210
                                                          -------------
                                                             44,752,277
                                                          -------------
         PERSONAL PRODUCTS - 1.3%
         Avon Products, Inc...................... 202,705     7,844,684
                                                          -------------
         PHARMACEUTICALS - 10.2%
         Alcon, Inc..............................  87,380     7,042,828
         Amgen, Inc.*............................  98,680     6,330,322
         Celgene Corp.*(a)....................... 350,930     9,310,173
         Elan Corp. Plc (ADR)*(a)................ 189,610     5,166,873
         Genentech, Inc.*........................ 147,145     8,010,574
         MGI Pharma, Inc.*(a).................... 243,235     6,813,012
         Roche Holding AG........................ 106,996    12,265,206
         Sanofi-Synthelabo S.A...................  69,303     5,523,345
                                                          -------------
                                                             60,462,333
                                                          -------------
         RETAIL - SPECIALTY - 6.8%
         Abercrombie & Fitch Co. - Class A....... 142,495     6,690,140
         Best Buy Co., Inc....................... 102,280     6,077,478
         Coach, Inc.*............................ 150,525     8,489,610
         Lowe's Companies, Inc...................  40,565     2,336,138
         The Gap, Inc............................ 402,815     8,507,453
         Tiffany & Co............................ 100,325     3,207,390
         Urban Outfitters, Inc.*(a).............. 120,682     5,358,281
                                                          -------------
                                                             40,666,490
                                                          -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.1%
         Maxim Integrated Products, Inc.......... 269,280    11,414,779
         Texas Instruments, Inc.................. 296,245     7,293,552
                                                          -------------
                                                             18,708,331
                                                          -------------
         SOFTWARE - 4.7%
         Check Point Software Technologies, Ltd.* 149,275     3,676,643
         Citrix Systems, Inc.*................... 143,205     3,512,819
         EMC Corp.*.............................. 133,590     1,986,483
         NAVTEQ Corp.*........................... 191,015     8,855,455
         SAP AG..................................  55,965     9,948,232
                                                          -------------
                                                             27,979,632
                                                          -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.2%
         Cisco Systems, Inc.*.................... 467,525     9,023,233
         Motorola, Inc........................... 234,845     4,039,334
                                                          -------------
                                                             13,062,567
                                                          -------------

    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    TELECOMMUNICATION SERVICES - WIRELESS - 1.3%
    Amdocs, Ltd.*...............................     294,990 $   7,743,488
                                                             -------------
    Total Common Stocks (Cost $482,706,574)                    560,511,479
                                                             -------------

    SHORT-TERM INVESTMENTS - 18.8%
    COMMERICAL PAPER - 4.8%
    UBS Finance, Inc., 2.120%, due
      01/03/05.................................. $28,996,584    28,996,584
    Prudential Funding Corp., 2.100%, due
      01/03/05..................................   5,399,370     5,399,370
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  78,013,793    78,013,793
                                                             -------------
    Total Short-Term Investments
    (Cost $112,409,747)                                        112,409,747
                                                             -------------

    TOTAL INVESTMENTS - 112.9%
    (Cost $595,116,322)                                        672,921,226

    Other Assets and Liabilities (net) - (12.9%)               (77,134,141)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 595,787,084
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                   PAR        VALUE
        DESCRIPTION                               AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 21.7%
        AEROSPACE & DEFENSE - 0.1%
        DRS Technologies, Inc.
          6.875%, due 11/01/13.................. $  40,000 $     42,000
                                                           ------------
        AUTO COMPONENTS - 0.4%
        Affinia Group, Inc.
          9.000%, due 11/30/14 (144A)(a)........    75,000       78,562
        Cooper Standard Automotive
          8.375%, due 12/15/14 (144A)(a)........    65,000       65,163
                                                           ------------
                                                                143,725
                                                           ------------
        CHEMICALS - 1.4%
        Crompton Corp.
          9.875%, due 08/01/12 (144A)(a)........   125,000      143,750
        Huntsman International Holdings
          11.738%, due 12/31/09+................   100,000       56,500
        Nalco Co. 8.875%, due 11/15/13..........   100,000      110,250
        Rayovac Corp. 8.500%, due 10/01/13......    75,000       83,625
        Rockwood Specialties Group
          7.500%, due 11/15/14 (144A)(a)........    70,000       72,975
        Terra Industries, Inc.
          11.500%, due 06/01/10.................    10,000       11,450
                                                           ------------
                                                                478,550
                                                           ------------
        COAL - 0.3%
        Foundation Pennsylvania Coal Co.
          7.250%, due 08/01/14 (144A)(a)........   100,000      107,000
                                                           ------------
        COMMERCIAL SERVICES & SUPPLIES - 0.5%
        Allied Waste North America, Inc.
          6.125%, due 02/15/14..................    75,000       70,875
        Iron Mountain, Inc. 6.625%, due 01/01/16   125,000      117,187
                                                           ------------
                                                                188,062
                                                           ------------
        CONSTRUCTION & ENGINEERING - 0.2%
        Shaw Group, Inc. (The)
          10.750%, due 03/15/10.................    75,000       83,063
                                                           ------------
        CONTAINERS & PACKAGING - 1.2%
        Constar International, Inc.
          11.000%, due 12/01/12.................   150,000      156,375
        Owens-Brockway Glass Container
          7.750%, due 05/15/11..................   100,000      108,750
        Stone Container Finance Co.
          7.375%, due 07/15/14..................   150,000      160,500
                                                           ------------
                                                                425,625
                                                           ------------
        ELECTRICAL EQUIPMENT - 0.2%
        Texas Genco LLC 6.875%,
          due 12/15/14 (144A)(a)................    50,000       51,938
                                                           ------------
        ENTERTAINMENT & LEISURE - 0.3%
        Loews Cineplex Entertainment Corp.
          9.000%, due 08/01/14 (144A)(a)........   100,000      108,750
                                                           ------------

        ----------------------------------------------------------------
        SECURITY                                     PAR       VALUE
        DESCRIPTION                                 AMOUNT    (NOTE 2)
        ----------------------------------------------------------------

        FOOD & DRUG RETAILING - 0.4%
        Jean Coutu Group PJC, Inc.
          8.500%, due 08/01/14 (144A)(a).......... $ 50,000 $     51,500
        Stater Brothers Holdings, Inc.
          8.125%, due 06/15/12....................  100,000      106,250
                                                            ------------
                                                                 157,750
                                                            ------------
        FOOD PRODUCTS - 1.1%
        Chiquita Brands International, Inc.
          7.500%, due 11/01/14 (144A)(a)..........  125,000      127,188
        Dole Food Co., Inc. 8.875%, due 03/15/11..  125,000      136,562
        Land O Lakes, Inc. 8.750%, due 11/15/11...   75,000       75,000
        Rite Aid Corp. 8.125%, due 05/01/10.......   50,000       53,125
                                                            ------------
                                                                 391,875
                                                            ------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
        Medex, Inc. 8.875%, due 05/15/13..........   75,000       87,750
                                                            ------------
        HEALTH CARE PROVIDERS - 0.9%
        Ameripath, Inc. 10.500%, due 04/01/13.....   75,000       80,063
        HCA, Inc. 6.375%, due 01/15/15............  145,000      145,854
        Tenet Healthcare Corp.
          9.875%, due 07/01/14 (144A)(a)..........   75,000       82,125
                                                            ------------
                                                                 308,042
                                                            ------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        Friendly Ice Cream Corp.
          8.375%, due 06/15/12....................  100,000       98,625
        Gaylord Entertainment Co.
          8.000%, due 11/15/13....................  125,000      135,625
        Hard Rock Hotel, Inc. 8.875%, due 06/01/13  100,000      111,000
        Hilton Hotels Corp. 3.375%, due 04/15/23..   50,000       60,062
        River Rock Entertainment Authority
          9.750%, due 11/01/11....................   50,000       56,313
                                                            ------------
                                                                 461,625
                                                            ------------
        HOUSEHOLD DURABLES - 0.2%
        Fedders North America,Inc.
          9.875%, due 03/01/14....................   75,000       61,500
                                                            ------------
        MACHINERY - 0.5%
        Agco Corp. Delaware 1.750%, due 12/31/33..  100,000      117,500
        Park-Ohio Industries, Inc.
          8.375%, due 11/15/14 (144A)(a)..........   75,000       75,375
                                                            ------------
                                                                 192,875
                                                            ------------
        MEDIA - 1.6%
        Emmis Operating Co. 6.875%, due 05/15/12..   75,000       78,844
        Insight Communications Co., Inc.,
          0.000%/12.250%, due 02/15/11++..........  190,000      185,725
        Interpublic Group Co., Inc.
          6.250%, due 11/15/14....................   25,000       25,421
        Mediacom LLC 9.500%, due 01/15/13.........  160,000      161,400

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                     PAR       VALUE
        DESCRIPTION                                 AMOUNT    (NOTE 2)
        ----------------------------------------------------------------

        MEDIA - CONTINUED
        Paxson Communications Corp.
          10.750%, due 07/15/08................... $125,000 $    131,875
                                                            ------------
                                                                 583,265
                                                            ------------
        METALS & MINING - 0.1%
        Neenah Foundry Co.
         13.000%, due 09/30/13 (144A)(a)..........   30,000       30,900
                                                            ------------
        OIL & GAS - 2.1%
        Airgas, Inc. 6.250%, due 07/15/14.........  125,000      128,125
        Chesapeake Energy Corp.
          6.375%, due 06/15/15 (144A)(a)             25,000       25,813
        Dynegy Holdings, Inc. 6.875%, due 04/01/11  125,000      120,937
        El Paso Corp. 7.000%, due 05/15/11........  120,000      121,950
        EXCO Resources, Inc. 7.250%, due 01/15/11.  100,000      107,500
        Ferrellgas L P 6.750%, due 05/01/14.......  100,000      103,250
        NRG Energy, Inc. 8.000%, due 12/15/13
          (144A)(a)...............................  100,000      109,500
        Williams Companies, Inc. (The)
          7.875%, due 09/01/21....................   25,000       28,000
                                                            ------------
                                                                 745,075
                                                            ------------
        PAPER & FOREST PRODUCTS - 0.8%
        Boise Cascade LLC
          7.125%, due 10/15/14 (144A)(a)..........   60,000       63,750
        Buckeye Technologies, Inc.
          8.000%, due 10/15/10....................  125,000      125,625
        Graham Packaging Co. Lp
          9.875%, due 10/15/14 (144A)(a)..........   80,000       85,800
                                                            ------------
                                                                 275,175
                                                            ------------
        PERSONAL PRODUCTS - 0.7%
        Elizabeth Arden, Inc. 7.750%, due 01/15/14  100,000      106,500
        Playtex Prods, Inc. 9.375%, due 06/01/11..  125,000      134,062
                                                            ------------
                                                                 240,562
                                                            ------------
        RETAIL - SPECIALTY - 0.5%
        JC Penney Co., Inc. 6.875%, due 10/15/15..   50,000       54,375
        Saks, Inc. 7.375%, due 02/15/19...........  125,000      124,375
                                                            ------------
                                                                 178,750
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
        Cincinnati Bell, Inc. 8.375%, due 01/15/14   60,000       61,050
        Level 3 Financing, Inc.
          10.750%, due 10/15/11 (144A)(a).........   75,000       68,250
        Qwest Capital Funding, Inc.
          7.900%, due 08/15/10....................  125,000      126,875
                                                            ------------
                                                                 256,175
                                                            ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
        Centennial Communications Corp.
          10.125%, due 06/15/13...................  100,000      112,750
        Nextel Partners, Inc. 8.125%, due 07/01/11  100,000      111,500

       ------------------------------------------------------------------
       SECURITY                                       PAR       VALUE
       DESCRIPTION                                   AMOUNT    (NOTE 2)
       ------------------------------------------------------------------

       TELECOMMUNICATION SERVICES - WIRELESS - CONTINUED
       Rogers Wireless, Inc.
         7.250%, due 12/15/12 (144A)(a)............ $ 25,000 $     26,625
                                                             ------------
                                                                  250,875
                                                             ------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.3%
       Invista, Inc. 9.250%, due 05/01/12 (144A)(a)  100,000      112,000
                                                             ------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.9%
       Federal National Mortgage Association
         6.000%, due 08/01/34......................  500,000      517,401
        6.000%, due 09/01/34.......................  235,602      243,817
       U. S. Treasury Note 6.750%, due 05/15/05....  500,000      507,891
       U.S. Treasury Note 5.000%, due 02/15/11.....  450,000      478,846
                                                             ------------
                                                                1,747,955
                                                             ------------
       Total Domestic Bonds & Debt Securities
       (Cost $7,431,630)                                        7,710,862
                                                             ------------

       CONVERTIBLE BONDS - 3.4%
       AEROSPACE & DEFENSE - 0.6%
       Alliant Techsystems, Inc.
         2.750%, due 02/15/24......................  100,000      106,375
       Armor Holdings, Inc. 2.000%, due 11/01/24...   75,000       85,594
                                                             ------------
                                                                  191,969
                                                             ------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
       Fisher Scientific International, Inc.
         2.500%, due 10/01/23......................  125,000      186,562
       LSI Logic Corp. 4.000%, due 05/15/10........   50,000       47,188
       Mentor Graphics Corp.
         6.875%, due 06/15/07......................   75,000       79,219
                                                             ------------
                                                                  312,969
                                                             ------------
       MEDIA - 0.5%
       International Game Technology
         0.995%, due 01/29/33+.....................  150,000      115,312
       Liberty Media Corp. 3.250%, due 03/15/31....   75,000       73,969
                                                             ------------
                                                                  189,281
                                                             ------------
       METALS & MINING - 0.3%
       Placer Dome, Inc. 2.750%, due 10/15/23......   75,000       92,344
                                                             ------------
       PHARMACEUTICALS - 0.2%
       Watson Pharmaceuticals, Inc.
         1.750%, due 03/15/23......................   75,000       77,625
                                                             ------------
       SOFTWARE - 0.6%
       DST Sys, Inc. Del 4.125%, due 08/15/23......   75,000       98,062
       EMC Corp. 4.500%, due 04/01/07..............  100,000      113,000
                                                             ------------
                                                                  211,062
                                                             ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
       RF Micro Devices, Inc.
         1.500%, due 07/01/10......................  100,000      114,500
                                                             ------------
       Total Convertible Bonds
       (Cost $1,135,721)                                        1,189,750
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



           -----------------------------------------------------------
           SECURITY                                          VALUE
           DESCRIPTION                            SHARES    (NOTE 2)
           -----------------------------------------------------------

           COMMON STOCKS - 67.6%
           AUTO COMPONENTS - 4.8%
           Cummins, Inc..........................  3,800  $    318,402
           Dana Corp............................. 38,000       658,540
           Genuine Parts Co...................... 16,300       718,178
                                                          ------------
                                                             1,695,120
                                                          ------------
           BIOTECHNOLOGY - 0.2%
           Amgen, Inc.*..........................  1,100        70,565
                                                          ------------
           CHEMICALS - 8.3%
           Crompton Corp......................... 41,900       494,420
           Dow Chemical Co....................... 12,400       613,924
           Eastman Chemical Co................... 14,800       854,404
           Monsanto Co........................... 10,200       566,610
           Mosaic Co.*........................... 25,900       422,688
                                                          ------------
                                                             2,952,046
                                                          ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.3%
           R.R. Donnelley & Son Co............... 21,100       744,619
           The ServiceMaster Co.................. 56,300       776,377
                                                          ------------
                                                             1,520,996
                                                          ------------
           COMMUNICATIONS EQUIPMENT - 0.9%
           Avaya, Inc.*.......................... 18,921       325,441
                                                          ------------
           ELECTRICAL EQUIPMENT - 3.0%
           Hubbell, Inc. - Class B............... 10,200       533,460
           Snap-On, Inc.......................... 15,800       542,888
                                                          ------------
                                                             1,076,348
                                                          ------------
           ENERGY EQUIPMENT & SERVICES - 1.5%
           Halliburton Co........................ 14,000       549,360
                                                          ------------
           FOOD & DRUG RETAILING - 3.6%
           Archer-Daniels-Midland Co.............  3,800        84,778
           H.J. Heinz Co......................... 19,200       748,608
           Kellogg Co............................  9,700       433,202
                                                          ------------
                                                             1,266,588
                                                          ------------
           FOOD RETAILERS - 0.8%
           Albertson's, Inc...................... 11,500       274,620
                                                          ------------
           HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.1%
           Newell Rubbermaid, Inc................ 15,900       384,621
                                                          ------------
           HOUSEHOLD DURABLES - 2.6%
           Tupperware Corp....................... 43,900       909,608
                                                          ------------
           INDUSTRIAL - DIVERSIFIED - 0.5%
           Ingersoll-Rand Co. - Class A..........  2,300       184,690
                                                          ------------
           INSURANCE - 5.8%
           ACE, Ltd..............................  8,000       342,000
           Allstate Corp. (The)..................  2,800       144,816
           Lincoln National Corp.................  5,500       256,740
           Max Re Capital, Ltd...................  4,300        91,719
           PartnerRe, Ltd........................  3,800       235,372
           SAFECO Corp........................... 10,000       522,400

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - CONTINUED
        St. Paul Companies, Inc....................  3,657 $    135,565
        XL Capital, Ltd. - Class A.................  4,400      341,660
                                                           ------------
                                                              2,070,272
                                                           ------------
        MACHINERY - 0.3%
        CNH Global N.V.............................  4,800       92,976
                                                           ------------
        METALS & MINING - 2.4%
        Ball Corp..................................  7,700      338,646
        Metal Management, Inc......................  4,500      120,915
        Timken Co.................................. 15,800      411,116
                                                           ------------
                                                                870,677
                                                           ------------
        OIL & GAS - 12.0%
        Ameren Corp................................ 16,300      817,282
        ChevronTexaco Corp......................... 12,900      677,379
        EOG Resources, Inc.........................  1,000       71,360
        GlobalSantaFe Corp.........................  7,700      254,947
        Kerr-McGee Corp............................  6,300      364,077
        NiSource, Inc.............................. 32,100      731,238
        Northeast Utilities........................ 34,800      655,980
        Puget Energy, Inc.......................... 28,300      699,010
                                                           ------------
                                                              4,271,273
                                                           ------------
        PAPER & FOREST PRODUCTS - 3.3%
        Georgia-Pacific Corp....................... 15,100      565,948
        MeadWestvaco Corp.......................... 17,500      593,075
                                                           ------------
                                                              1,159,023
                                                           ------------
        PHARMACEUTICALS - 2.5%
        Bristol-Myers Squibb Co.................... 30,700      786,534
        Mylan Laboratories, Inc....................  5,750      101,660
                                                           ------------
                                                                888,194
                                                           ------------
        REAL ESTATE - 4.1%
        Health Care Property Investors, Inc. (REIT) 26,400      731,016
        Healthcare Realty Trust, Inc. (REIT)....... 18,000      732,600
                                                           ------------
                                                              1,463,616
                                                           ------------
        RETAIL - MULTILINE - 1.7%
        May Department Stores Co................... 20,600      605,640
                                                           ------------
        RETAIL - SPECIALTY - 1.9%
        Foot Locker, Inc...........................  6,900      185,817
        Limited, Inc...............................  6,200      142,724
        OfficeMax, Inc............................. 11,300      354,594
                                                           ------------
                                                                683,135
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
        SBC Communications, Inc.................... 26,400      680,328
                                                           ------------
        Total Common Stocks (Cost $20,527,047)               23,995,137
                                                           ------------

        PREFERRED STOCK - 2.5%
        ELECTRICAL EQUIPMENT - 0.9%
        CMS Energy Corp. 4.500%* (144A)(a).........  5,000      318,125
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                   SHARES/PAR   VALUE
       DESCRIPTION                                  AMOUNT    (NOTE 2)
       -----------------------------------------------------------------

       FOOD RETAILERS - 0.2%
       Albertson's, Inc. 7.250%..................      3,500 $    88,900
                                                             -----------
       INDUSTRIAL CONGLOMERATES - 0.3%
       Temple Inland, Inc. 7.500%................      2,000     112,600
                                                             -----------
       INSURANCE - 0.6%
       Chubb Corp. 7.000%........................      3,000      90,000
       XL Capital, Ltd. 6.50%....................      5,000     127,250
                                                             -----------
                                                                 217,250
                                                             -----------
       MEDIA - 0.7%
       Interpublic Group of Co., Inc. 5.375%.....      5,000     245,000
                                                             -----------
       OIL & GAS - 0.3%
       FPL Group, Inc. 8.000%....................      1,500      90,360
                                                             -----------
       Total Preferred Stock (Cost $1,001,920)                 1,072,235
                                                             -----------

       SHORT-TERM INVESTMENTS - 3.7%
       REPURCHASE AGREEMENT - 3.7%
       State Steet Bank & Trust Co., Repurchase
         Agreement, dated 12/31/04 at 0.750% to
         be repurchased at $1,329,083 on
         01/03/05 collateralized by $1,335,000
         FHLB 3.750% due 08/15/08 with a value of
         $1,355,859 (Cost $1,329,000)............ $1,329,000   1,329,000
                                                             -----------

       TOTAL INVESTMENTS - 99.4%
       (Cost $31,413,610)                                     35,296,984

       Other Assets and Liabilities (net) - 0.6%                 206,317
                                                             -----------

       TOTAL NET ASSETS - 100.0%                             $35,503,301
                                                             ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                              PAR           VALUE
        DESCRIPTION                          AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        DOMESTIC BONDS & DEBT SECURITIES - 75.1%
        AEROSPACE & DEFENSE - 2.2%
        Alliant Techsystems, Inc.
          8.500%, due 05/15/11........... $     750,000 $       825,000
        Armor Holdings, Inc.
          8.250%, due 08/15/13...........     2,000,000       2,250,000
        DRS Technologies, Inc.
         6.875%, due 11/01/13............     4,000,000       4,200,000
         6.875%, due 11/01/13 (144A)(a)..     2,000,000       2,100,000
        Esterline Technologies Corp.
          7.750%, due 06/15/13...........     3,000,000       3,292,500
        L-3 Communications Corp.
         7.625%, due 06/15/12............     2,000,000       2,205,000
         6.125%, due 01/15/14............     3,000,000       3,105,000
        Raytheon Co. 4.850%, due
          01/15/11(b)....................     7,500,000       7,694,512
        Titan Corp. 8.000%, due 05/15/11.     3,000,000       3,210,000
                                                        ---------------
                                                             28,882,012
                                                        ---------------
        AIRLINES - 0.1%
        Continental Airlines, Inc.
          7.461%, due 04/01/13...........     1,006,435         807,655
                                                        ---------------
        AUTO COMPONENTS - 1.9%
        Affinia Group, Inc.
          9.000%, due 11/30/14 (144A)(a).     1,925,000       2,016,437
        ArvinMeritor, Inc.
          8.750%, due 03/01/12(b)........     2,500,000       2,900,000
        Cooper Standard Automotive, Inc.
          8.375%, due 12/15/14 (144A)(a).     2,025,000       2,030,062
        Cummins, Inc.
          9.500%, due 12/01/10(b)........     2,500,000       2,850,000
        Delco Remy International, Inc.
          11.000%, due 05/01/09..........     3,000,000       3,210,000
        Eaglepicher, Inc.
          9.750%, due 09/01/13...........     2,500,000       2,512,500
        Stanadyne Corp.
          10.000%, due 08/15/14
          (144A)(a)......................     1,250,000       1,356,250
        Stanadyne Holdings Incorporated
          0.000%, due 02/15/15++
          (144A)(a)......................     2,750,000       1,639,688
        Tenneco Automotive, Inc.
          8.625%, due 11/15/14 (144A)(a).     1,375,000       1,436,875
        TRW Automotive, Inc.
          9.375%, due 02/15/13...........     1,785,000       2,079,525
        United Rentals North America Inc.
          7.750%, due 11/15/13(b)........     3,350,000       3,299,750
                                                        ---------------
                                                             25,331,087
                                                        ---------------
        AUTOMOTIVE LOANS - 0.2%
        Ford Motor Credit Co.
          7.250%, due 10/25/11...........     3,000,000       3,221,613
                                                        ---------------

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     AUTOMOBILES - 0.2%
     General Motors Corp.
       7.125%, due 07/15/13(b).............. $   3,000,000 $     3,074,871
                                                           ---------------
     BANKS - 0.2%
     Regions Financial Corp.
       7.000%, due 03/01/11.................     1,500,000       1,713,891
     Wachovia Corp.
       6.605%, due 10/01/25.................     1,000,000       1,111,898
                                                           ---------------
                                                                 2,825,789
                                                           ---------------
     BUILDING PRODUCTS - 0.5%
     Ainsworth Lumber Company Limited
       7.250%, due 10/01/12 (144A)(a).......     4,500,000       4,601,250
     American Standard, Inc.
       8.250%, due 06/01/09.................     1,500,000       1,734,290
                                                           ---------------
                                                                 6,335,540
                                                           ---------------
     BUILDING MATERIALS - 0.2%
     Jacuzzi Brands, Inc.
       9.625%, due 07/01/10.................     2,500,000       2,787,500
                                                           ---------------
     CAPITAL GOODS - DIVERSIFIED - 0.7%
     J.B. Poindexter & Co.
       8.750%, due 03/15/14 (144A)(a).......     2,000,000       2,135,000
     TriMas Corp.
       9.875%, due 06/15/12.................     1,025,000       1,091,625
     Tyco Internationall Group
       S.A., - Series A, Convertible 2.750%,
       due 01/15/18.........................     4,000,000       6,360,000
                                                           ---------------
                                                                 9,586,625
                                                           ---------------
     CHEMICALS - 3.2%
     Crompton Corp. 9.875%, due
       08/01/12 (144A)(a)...................     5,000,000       5,750,000
     Ferro Corp. 9.125%, due 01/01/09.......     1,000,000       1,113,626
     Hercules, Inc.
       6.750%, due 10/15/29.................     4,500,000       4,668,750
     Huntsman International Holdings LLC
       11.785%, due 12/31/09+...............     5,225,000       2,952,125
     Huntsman LLC 11.500%, due 07/15/12
       (144A)(a)............................     2,000,000       2,375,000
     IMC Global, Inc., - Series B
       11.250%, due 06/01/11................     4,000,000       4,640,000
     Lyondell Chemical Co., - Series A
       9.625%, due 05/01/07(b)..............     3,000,000       3,315,000
     Nalco Co.
       8.875%, due 11/15/13(b)..............     4,000,000       4,410,000
     Nova Chemicals Corp.
       6.500%, due 01/15/12.................     1,825,000       1,943,625
     Rhodia 8.875%, due 06/01/11(b).........     4,000,000       4,050,000
     Rockwood Specialties Group
       7.500%, due 11/15/14 (144A)(a).......     4,000,000       4,170,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     CHEMICALS - CONTINUED
     Terra Capital, Inc.
       11.500%, due 06/01/10................. $   1,950,000 $     2,232,750
     United Industries Corp., - Series D
       9.875%, due 04/01/09..................     1,150,000       1,208,937
                                                            ---------------
                                                                 42,829,813
                                                            ---------------
     COAL - 0.2%
     Foundation Pennsylvania Coal Co.
       7.250%, due 08/01/14 (144A)(a)........     2,000,000       2,140,000
                                                            ---------------
     COMMERCIAL SERVICES & SUPPLIES - 1.1%
     Iron Mountain, Inc.
       8.625%, due 04/01/13..................     3,000,000       3,202,500
      7.750%, due 01/15/15...................     8,400,000       8,568,000
     JohnsonDiversey Holdings, Inc., -
       Series B 9.625%, due 05/15/12.........     2,000,000       2,245,000
                                                            ---------------
                                                                 14,015,500
                                                            ---------------
     COMMUNICATIONS EQUIPMENT - 0.6%
     Lucent Technologies, Inc.
       6.450%, due 03/15/29..................     4,000,000       3,640,000
     Qwest Corp.
       7.875%, due 09/01/11 (144A)(a)........     2,000,000       2,180,000
     Ubiquitel Operating Co.
       9.875%, due 03/01/11 (144A)(a)........     1,550,000       1,747,625
                                                            ---------------
                                                                  7,567,625
                                                            ---------------
     COMPUTER SOFTWARE & PROCESSING - 0.2%
     Electronic Data Systems Corp. - Series B
       6.000%, due 08/01/13(b)...............     2,000,000       2,115,258
                                                            ---------------
     COMPUTERS & PERIPHERALS - 0.3%
     ASML Holding N.V., Convertible
       5.750%, due 10/15/06..................     2,000,000       2,275,000
     Seagate Technology HDD Holdings
       8.000%, due 05/15/09(b)...............     1,500,000       1,627,500
                                                            ---------------
                                                                  3,902,500
                                                            ---------------
     CONSTRUCTION & ENGINEERING - 0.1%
     Shaw Group, Inc. (The )
       10.750%, due 03/15/10(b)..............     1,500,000       1,661,250
                                                            ---------------
     CONSUMER PRODUCTS - 0.5%
     Rayovac Corp.
       8.500%, due 10/01/13..................     6,000,000       6,690,000
                                                            ---------------
     CONTAINERS & PACKAGING - 3.1%
     AEP Industries, Inc.
       9.875%, due 11/15/07..................     2,500,000       2,556,250
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13.................     3,000,000       3,225,000
     Bway Corp.
       10.000%, due 10/15/10.................     4,000,000       4,180,000
     Constar International, Inc.
       11.000%, due 12/01/12(b)..............     4,000,000       4,170,000

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    CONTAINERS & PACKAGING - CONTINUED
    Crown Cork & Seal, Inc.
      7.375%, due 12/15/26(b)................ $   8,500,000 $     8,032,500
    Owens Brockway Glass Container, Inc.
      8.875%, due 02/15/09...................     3,000,000       3,273,750
     7.750%, due 05/15/11(b).................     5,500,000       5,981,250
    Owens-Illinois, Inc.
      7.500%, due 05/15/10(b)................     1,000,000       1,066,250
    Portola Packaging, Inc.
      8.250%, due 02/01/12(b)................     3,000,000       2,385,000
    Solo Cup Co.
      8.500%, due 02/15/14(b)................     4,000,000       4,180,000
    Stone Container Finance
      7.375%, due 07/15/14...................     1,775,000       1,899,250
                                                            ---------------
                                                                 40,949,250
                                                            ---------------
    ELECTRIC SERVICES - 3.1%
    AES Corp. (The)
     8.750%, due 05/15/13 (144A)(a)..........     3,500,000       3,994,375
     7.750%, due 03/01/14....................     1,800,000       1,962,000
    Calpine Generating Co.
      11.500%, due 04/01/11..................     3,000,000       2,865,000
    Duke Energy Co.
      5.375%, due 01/01/09...................     6,500,000       6,818,662
    Midwest Generation LLC
      8.750%, due 05/01/34...................     4,000,000       4,560,000
    Mission Energy Holding Co.
      13.500%, due 07/15/08..................     2,000,000       2,505,000
    NRG Energy, Inc.
      8.000%, due 12/15/13 (144A)(a).........     7,000,000       7,665,000
    Pacific Gas and Electric Co.
      4.800%, due 03/01/14...................     2,500,000       2,495,815
    PSE&G Energy Holdings, Inc.
      8.500%, due 06/15/11...................     1,500,000       1,719,375
    Texas Genco LLC
      6.875%, due 12/15/14 (144A)(a).........     1,550,000       1,610,063
    Virginia Electric & Power Co.
      4.500%, due 12/15/10...................     5,000,000       5,042,710
    Virginia Electric & Power Co., - Series A
      7.000%, due 01/01/24...................       700,000         716,005
                                                            ---------------
                                                                 41,954,005
                                                            ---------------
    ELECTRIC UTILITIES - 1.0%
    Dynegy Holdings, Inc.
      9.875%, due 07/15/10 (144A)(a).........     4,500,000       5,051,250
    Nevada Power Co.
      5.875%, due 01/15/15 (144A)(a).........     1,750,000       1,771,875
    NorthWestern Corp.
      5.875%, due 11/01/14 (144A)(a).........       450,000         462,587
    Reliant Energy, Inc.
      6.750%, due 12/15/14...................     3,050,000       3,046,187

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     ELECTRIC UTILITIES - CONTINUED
     Teco Energy, Inc.
       7.500%, due 06/15/10................. $   3,250,000 $     3,607,500
                                                           ---------------
                                                                13,939,399
                                                           ---------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
     Communications & Power Industries,
       Inc. 8.000%, due 02/01/12............     3,075,000       3,274,875
     Corning, Inc.
       5.900%, due 03/15/14(b)..............     3,000,000       3,021,654
     Sanmina Scientific Corp.
       10.375%, due 01/15/10................     1,500,000       1,728,750
                                                           ---------------
                                                                 8,025,279
                                                           ---------------
     ENERGY EQUIPMENT & SERVICES - 0.5%
     PPL Corp. 6.400%, due 11/01/11.........     2,000,000       2,202,202
     Reliant Resources, Inc.
       9.500%, due 07/15/13.................     4,500,000       5,135,625
                                                           ---------------
                                                                 7,337,827
                                                           ---------------
     ENTERTAINMENT & LEISURE - 0.1%
     Loews Cineplex Entertainment Aquisition
       Corp. 9.000%, due 08/01/14
       (144A)(a)............................     1,625,000       1,767,188
                                                           ---------------

     ENVIRONMENTAL SERVICES - 0.9%
     Allied Waste North America, Inc.
       6.500%, due 11/15/10(b)..............     3,000,000       2,955,000
      5.750%, due 02/15/11..................     4,000,000       3,780,000
      7.875%, due 04/15/13(b)...............     5,000,000       5,150,000
                                                           ---------------
                                                                11,885,000
                                                           ---------------
     FINANCIAL SERVICES - 0.2%
     JSG Funding
       9.625%, due 10/01/12.................     1,850,000       2,072,000
                                                           ---------------
     FOOD PRODUCTS - 2.7%
     American Seafoods Group LLC
       10.125%, due 04/15/10................     1,000,000       1,075,000
     Chiquita Brands International, Inc.
       7.500%, due 11/01/14 (144A)(a).......     5,325,000       5,418,187
     Del Monte Corp.
      9.250%, due 05/15/11..................     1,500,000       1,650,000
      8.625%, due 12/15/12..................       750,000         843,750
     Dole Food Co., Inc.
       8.875%, due 03/15/11.................     2,000,000       2,185,000
      8.750%, due 07/15/13..................     2,000,000       2,245,000
     Land O Lakes, Inc.
       9.000%, due 12/15/10.................     1,900,000       2,090,000
      8.750%, due 11/15/11(b)...............     2,000,000       2,000,000
     Le-Natures, Inc.
       9.000%, due 06/15/13 (144A)(a).......     3,500,000       3,885,000
     Michael Foods, Inc.
       8.000%, due 11/15/13.................     4,000,000       4,240,000

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      FOOD PRODUCTS - CONTINUED
      Nestle Holdings, Inc.
        3.000%, due 05/09/05............... $   5,000,000 $     5,650,000
      Pinnacle Foods Holdings Corp.
        8.250%, due 12/01/13 (144A)(a).....     2,050,000       1,962,875
       8.250%, due 12/01/13
         (144A)(a)(b)......................     2,200,000       2,106,500
                                                          ---------------
                                                               35,351,312
                                                          ---------------
      FOOD RETAILERS - 1.2%
      Alimentation Couch-Tard, Inc.
        7.500%, due 12/15/13...............     2,725,000       2,936,188
      Dominos, Inc. 8.250%, due 07/01/11...     2,188,000       2,401,330
      Ingles Markets, Inc.
        8.875%, due 12/01/11(b)............     3,000,000       3,225,000
      Roundys, Inc., - Series B
        8.875%, due 06/15/12...............     1,500,000       1,646,250
      Stater Brothers Holdings, Inc.
        8.125%, due 06/15/12...............     5,000,000       5,312,500
                                                          ---------------
                                                               15,521,268
                                                          ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
      Alliance Imaging
        7.250%, due 12/15/12 (144A)(a).....       775,000         792,438
      Fisher Scientific International, Inc.
        8.000%, due 09/01/13...............     2,000,000       2,280,000
      Fresenius Med Cap Trust II
        7.875%, due 02/01/08...............     1,050,000       1,139,250
      Hanger Orthopedic Group, Inc.
        10.375%, due 02/15/09(b)...........     3,000,000       3,112,500
      Medex, Inc. 8.875%, due 05/15/13.....     6,500,000       7,605,000
      Vanguard Health Holding Co. Ii LLC
        9.000%, due 10/01/14 (144A)(a).....     2,700,000       2,902,500
                                                          ---------------
                                                               17,831,688
                                                          ---------------
      HEALTH CARE PROVIDERS & SERVICES - 4.1%
      Ameripath, Inc.
        10.500%, due 04/01/13(b)...........     5,000,000       5,337,500
      Ardent Health Services, Inc.
        10.000%, due 08/15/13..............     4,000,000       4,220,000
      Beverly Enterprises, Inc.
        7.875%, due 06/15/14 (144A)(a).....     5,000,000       5,387,500
      Bio-Rad Laboratories, Inc.
        6.125%, due 12/15/14 (144A)(a).....       950,000         961,875
      HCA, Inc.
        6.375%, due 01/15/15...............     2,775,000       2,791,350
       7.690%, due 06/15/25................     1,500,000       1,541,366
      HealthSouth Corp.
       10.750%, due 10/01/08(b)............       500,000         530,000
       8.375%, due 10/01/11(b).............     3,350,000       3,492,375
      National Mentor, Inc.
        9.625%, due 12/01/12 (144A)(a).....     1,650,000       1,761,375

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE PROVIDERS & SERVICES - CONTINUED
      National Nephrology Associations, Inc.
        9.000%, due 11/01/11 (144A)(a)...... $   1,500,000 $     1,743,750
      PacifiCare Health Systems, Inc.
        10.750%, due 06/01/09...............     1,950,000       2,262,000
      Perkinelmer, Inc. 8.875%, due
        01/15/13............................     3,500,000       4,007,500
      Rotech Healthcare, Inc.
        9.500%, due 04/01/12................     2,000,000       2,210,000
      Senior Housing Properties Trust (REIT)
        7.875%, due 04/15/15................     1,000,000       1,107,500
      Tenet Healthcare Corp.
        7.375%, due 02/01/13(b).............     7,000,000       6,825,000
       9.875%, due 07/01/14 (144A)(a).......     3,000,000       3,285,000
      Triad Hospitals, Inc.
        7.000%, due 11/15/13(b).............     2,500,000       2,568,750
      UnitedHealth Group, Inc.
        4.875%, due 04/01/13(b).............     3,000,000       3,030,198
      Ventas Realty LP (REIT)
        8.750%, due 05/01/09................     1,000,000       1,126,250
                                                           ---------------
                                                                54,189,289
                                                           ---------------
      HOMEBUILDERS - 0.5%
      Beazer Homes USA, Inc.
        8.375%, due 04/15/12(b).............     1,000,000       1,105,000
       6.500%, due 11/15/13.................     2,000,000       2,035,000
      Schuler Homes, Inc.
        9.375%, due 07/15/09................     1,500,000       1,620,000
      William Lyon Homes, Inc.
        10.750%, due 04/01/13...............     1,150,000       1,298,063
                                                           ---------------
                                                                 6,058,063
                                                           ---------------
      HOTELS, RESTAURANTS & LEISURE - 7.4%
      Aztar Corp. 7.875%, due 06/15/14......     1,000,000       1,107,500
      Boyd Gaming Corp.
        8.750%, due 04/15/12................     4,000,000       4,470,000
      Carrols Corp.
        9.000%, due 01/15/13 (144A)(a)......       400,000         416,000
      Dennys Holdings Inc.
        10.000%, due 10/01/12
        (144A)(a)(b)........................     2,550,000       2,757,187
      Friendly Ice Cream Corp.
        8.375%, due 06/15/12(b).............     3,700,000       3,649,125
      Gaylord Entertainment Co.
        8.000%, due 11/15/13................     7,500,000       8,137,500
       6.750%, due 11/15/14 (144A)(a).......     2,500,000       2,525,000
      Hard Rock Hotel, Inc.
        8.875%, due 06/01/13................     6,000,000       6,660,000
      Harrah's Operation Co., Inc.
        7.500%, due 01/15/09................     1,700,000       1,885,494
       5.375%, due 12/15/13(b)..............     2,000,000       2,014,040

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     HOTELS, RESTAURANTS & LEISURE - CONTINUED
     Host Marriott Corp. (REIT), - Series B
       7.875%, due 08/01/08(b).............. $   1,612,000 $     1,664,390
     Host Marriott LP 7.000%, due 08/15/12
       (144A)(a)............................     5,650,000       6,003,125
     Host Marriott LP (REIT), - Series G
       9.250%, due 10/01/07(b)..............     2,250,000       2,520,000
     Isle of Capri Casinos, Inc.
       9.000%, due 03/15/12.................     3,000,000       3,322,500
      7.000%, due 03/01/14..................     5,500,000       5,637,500
     John Q Hammons Hotels, Inc., - Series B
       8.875%, due 05/15/12(b)..............     1,500,000       1,702,500
     Mandalay Resort Group
       9.375%, due 02/15/10(b)..............     2,000,000       2,340,000
     MGM Mirage, Inc.
       6.750%, due 09/01/12.................     5,000,000       5,287,500
     O' Charleys, Inc.
       9.000%, due 11/01/13.................     2,000,000       2,150,000
     Park Place Entertainment Corp.
       7.875%, due 12/15/05.................     3,250,000       3,380,000
      9.375%, due 02/15/07..................     1,750,000       1,933,750
     Penn National Gaming, Inc.
       6.875%, due 12/01/11(b)..............     3,000,000       3,135,000
     Premier Entertainment Biloxi LLC
       10.750%, due 02/01/12................     1,225,000       1,344,438
     River Rock Entertainment Authority
       9.750%, due 11/01/11(b)..............     4,800,000       5,406,000
     Scientific Games Corp.
       6.250%, due 12/15/12 (144A)(a).......     1,750,000       1,789,375
     Seneca Gaming Corp.
       7.250%, due 05/01/12.................       750,000         793,125
     Six Flags, Inc.
       9.500%, due 02/01/09(b)..............     3,150,000       3,291,750
     Station Casinos Inc.
       6.500%, due 02/01/14.................     5,500,000       5,678,750
     Turning Stone Casino Resort Enterprise
       9.125%, due 12/15/10 (144A)(a).......     1,500,000       1,631,250
     Venetian Casino Resort
       11.000%, due 06/15/10................     2,000,000       2,292,500
     Wynn Las Vegas LLC
       6.625%, due 12/01/14 (144A)(a).......     4,000,000       3,980,000
                                                           ---------------
                                                                98,905,299
                                                           ---------------
     HOUSEHOLD DURABLES - 0.4%
     D. R. Horton, Inc.
       6.875%, due 05/01/13(b)..............     1,000,000       1,087,500
     Fedders North America, Inc.
       9.875%, due 03/01/14(b)..............     4,500,000       3,690,000
                                                           ---------------
                                                                 4,777,500
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       HOUSEHOLD PRODUCTS - 0.0%
       Church & Dwight, Inc.
         6.000%, due 12/15/12 (144A)(a)... $     650,000 $       664,625
                                                         ---------------
       INDUSTRIALS - 0.1%
       Park-Ohio Industries, Inc.
         8.375%, due 11/15/14 (144A)(a)...     1,550,000       1,557,750
                                                         ---------------
       LEISURE EQUIPMENT & PRODUCTS - 0.3%
       Warner Music Group
         7.375%, due 04/15/14 (144A)(a)...     3,370,000       3,471,100
                                                         ---------------
       MACHINERY - 0.7%
       AGCO Corp. 9.500%, due 05/01/08....     1,600,000       1,712,000
       Case New Holland, Inc.
         9.250%, due 08/01/11 (144A)(a)...     1,200,000       1,341,000
       Dresser, Inc.
         9.375%, due 04/15/11.............     1,000,000       1,100,000
       JLG Industries, Inc.
         8.250%, due 05/01/08.............     2,150,000       2,332,750
       Manitowoc Co., Inc.
         7.125%, due 11/01/13.............     2,500,000       2,718,750
                                                         ---------------
                                                               9,204,500
                                                         ---------------
       MEDIA - 7.7%
       Allbritton Communications Co.
         7.750%, due 12/15/12.............     7,500,000       7,800,000
       AMC Entertainment, Inc.
         8.000%, due 03/01/14.............     8,000,000       8,000,000
       Block Communications, Inc.
         9.250%, due 04/15/09(b)..........     2,000,000       2,190,000
       Carmike Cinemas Inc.
         7.500%, due 02/15/14.............     1,500,000       1,543,125
       Cch Ii Llc / Cch Ii Capital Corp.
         10.250%, due 09/15/10............     4,000,000       4,260,000
       Century Communications Corp., -
         Class A 9.500%, due
         03/01/05(b)(c)...................     1,850,000       2,247,750
       Charter Communications Holdings
         10.000%, due 04/01/09(b).........     8,000,000       7,240,000
       Cinemark USA, Inc.
         9.000%, due 02/01/13.............     1,750,000       2,005,938
       Clear Channel Communications, Inc.
         4.625%, due 01/15/08(b)..........     3,500,000       3,556,564
       CSC Holdings, Inc.
         6.750%, due 04/15/12 (144A)(a)...     1,150,000       1,190,250
        7.625%, due 07/15/18..............       900,000         956,250
       CSC Holdings, Inc., - Series B
         8.125%, due 08/15/09.............     4,750,000       5,219,062
       Dex Media Inc. 8.000%, due
         11/15/13.........................     5,000,000       5,437,500
       DirecTV Holdings LLC
         8.375%, due 03/15/13.............     2,500,000       2,815,625

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - CONTINUED
     EchoStar DBS Corp.
       9.125%, due 01/15/09................. $   1,625,000 $     1,795,625
      6.375%, due 10/01/11(b)...............     3,000,000       3,082,500
     Emmis Operating Co.
       6.875%, due 05/15/12.................     4,000,000       4,205,000
     Fisher Communications Inc.
       8.625%, due 09/15/14 (144A)(a).......       600,000         651,000
     FrontierVision Operating Partners LP, -
       Series B 11.875%, due
       09/15/07(c)..........................     1,000,000       1,340,000
     Globo Comunicacoes Participacao
       10.625%, due 12/05/08
       (144A)(a)(c).........................       750,000         716,250
     Insight Communications
       Co., Inc. 0.000%/
       12.250%, due 02/15/11++(b)...........     9,000,000       8,797,500
     Interpublic Group of Companies, Inc.
       6.250%, due 11/15/14(b)..............     2,485,000       2,526,897
     Lin Television Corp.
       6.500%, due 05/15/13(b)..............     2,000,000       2,067,500
     Mediacom LLC
       8.500%, due 04/15/08(b)..............     6,350,000       6,508,750
      9.500%, due 01/15/13(b)...............     5,000,000       5,043,750
     Paxson Communications Corp.
       10.750%, due 07/15/08(b).............     8,000,000       8,440,000
     Renaissance Media Group LLC
       10.000%, due 04/15/08................       750,000         776,250
     Sinclair Broadcast Group, Inc.
       8.750%, due 12/15/11.................     2,000,000       2,187,500
                                                           ---------------
                                                               102,600,586
                                                           ---------------
     METALS & MINING - 0.5%
     Century Aluminum Co.
       7.500%, due 08/15/14 (144A)(a).......     2,000,000       2,140,000
     Peabody Energy Corp.
       5.875%, due 04/15/16.................     3,500,000       3,500,000
     Timken Co. 5.750%, due 02/15/10........     1,500,000       1,529,682
                                                           ---------------
                                                                 7,169,682
                                                           ---------------
     OIL & GAS - 5.4%
     Chesapeake Energy Corp.
       6.375%, due 06/15/15 (144A)(a).......     1,375,000       1,419,687
     Dynegy Hldgs Inc.
       6.875%, due 04/01/11(b)..............     5,000,000       4,837,500
     El Paso Corp.
       7.000%, due 05/15/11(b)..............     5,000,000       5,081,250
      7.750%, due 01/15/32(b)...............     2,500,000       2,406,250
     Ferrellgas LP
       6.750%, due 05/01/14(b)..............     4,000,000       4,130,000
     Ferrellgas Partners LLP
       8.750%, due 06/15/12.................     2,000,000       2,190,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         --------------------------------------------------------------

         OIL & GAS - CONTINUED
         Hanover Compressor Co.
           8.625%, due 12/15/10.......... $   3,000,000 $     3,292,500
         Hornbeck Offshore Services, Inc.
           6.125%, due 12/01/14 (144A)(a)     1,900,000       1,919,000
         J Ray McDermott S.A.
           11.000%, due 12/15/13
           (144A)(a).....................     1,500,000       1,680,000
         Kcs Energy Inc.
           7.125%, due 04/01/12..........     2,500,000       2,637,500
         Key Energy Services, Inc.
           8.375%, due 03/01/08..........     1,000,000       1,052,500
          6.375%, due 05/01/13...........     6,000,000       6,135,000
         Northwest Pipeline Corp.
           8.125%, due 03/01/10..........     1,500,000       1,666,875
         Pioneer Natural Resources Co., -
           Series A 7.200%, due 01/15/28.     1,510,000       1,735,579
         Pride International, Inc.
           7.375%, due 07/15/14..........     1,500,000       1,646,250
         Schlumberger, Ltd. (Convertible)
           1.500%, due 06/01/23..........     7,500,000       8,250,000
         SEMCO Energy, Inc.
           7.125%, due 05/15/08(b).......     8,000,000       8,602,176
         Sonat, Inc.
           7.625%, due 07/15/11..........     1,500,000       1,560,000
         Suburban Propane Partners LP
           6.875%, due 12/15/13..........     5,500,000       5,637,500
         Williams Cos, Inc.
           7.875%, due 09/01/21..........     5,000,000       5,600,000
                                                        ---------------
                                                             71,479,567
                                                        ---------------
         OIL & GAS EXPLORATION & PRODUCTION - 1.7%
         El Paso Production Holding Co.
           7.750%, due 06/01/13..........     3,000,000       3,157,500
         EXCO Resources, Inc.
           7.250%, due 01/15/11..........     6,000,000       6,450,000
         Forest Oil Corp.
           8.000%, due 06/15/08..........     1,500,000       1,663,125
         Harvest Operations Corp.
           7.875%, due 10/15/11 (144A)(a)     1,500,000       1,518,750
         Houston Exploration Co.
           7.000%, due 06/15/13..........     3,000,000       3,195,000
         Magnum Hunter Resources, Inc.
           9.600%, due 03/15/12..........     1,300,000       1,482,000
         Markwest Energy
           6.875%, due 11/01/14 (144A)(a)     3,000,000       3,060,000
         Range Resources Corp.
           7.375%, due 07/15/13..........     2,575,000       2,774,562
                                                        ---------------
                                                             23,300,937
                                                        ---------------

       -----------------------------------------------------------------
       SECURITY                                PAR           VALUE
       DESCRIPTION                            AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       PAPER & FOREST PRODUCTS - 3.1%
       Abitibi-Consolidated, Inc. (Yankee)
         8.550%, due 08/01/10(b).......... $   3,000,000 $     3,266,250
       Boise Cascade LLC
         7.125%, due 10/15/14 (144A)(a)...     2,500,000       2,656,250
       Bowater, Inc.
         6.500%, due 06/15/13(b)..........     6,500,000       6,533,423
       Buckeye Technologies, Inc.
         8.000%, due 10/15/10(b)..........     5,400,000       5,427,000
       Graham Packaging Company L P Gpc
         California 8.500%, due 10/15/12
         (144A)(a)........................     2,500,000       2,637,500
       Jefferson Smurfit Corp.
         7.500%, due 06/01/13.............     2,500,000       2,681,250
       Longview Fibre Co.
         10.000%, due 01/15/09(b).........     1,500,000       1,646,250
       Norske Skog Canada
         7.375%, due 03/01/14.............     6,500,000       6,808,750
       Smurfit-Stone Container Corp.
         8.250%, due 10/01/12.............     1,750,000       1,916,250
       Stone Container Corp.
         8.375%, due 07/01/12.............       600,000         657,000
       Tembec Industries, Inc.
         7.750%, due 03/15/12.............     2,000,000       1,945,000
       Tembec Industries, Inc., (Yankee)
         8.625%, due 06/30/09(b)..........     3,500,000       3,535,000
       Temple-Inland, Inc.
         7.875%, due 05/01/12.............     1,250,000       1,481,550
                                                         ---------------
                                                              41,191,473
                                                         ---------------
       PERSONAL PRODUCTS - 0.9%
       Elizabeth Arden, Inc.
         7.750%, due 01/15/14.............     6,000,000       6,390,000
       Playtex Products, Inc.
         9.375%, due 06/01/11(b)..........     5,000,000       5,362,500
                                                         ---------------
                                                              11,752,500
                                                         ---------------
       PHARMACEUTICALS - 1.0%
       Alpharma, Inc.
         8.625%, due 05/01/11 (144A)(a)...     6,750,000       7,087,500
       Biovail Corp., (Yankee)
         7.875%, due 04/01/10(b)..........     5,000,000       5,200,000
       Elan Fin PLC
         7.750%, due 11/15/11 (144A)(a)...     1,150,000       1,230,500
                                                         ---------------
                                                              13,518,000
                                                         ---------------
       PUBLISHING - 1.3%
       American Color Graphics, Inc.
         10.000%, due 06/15/10............     2,000,000       1,697,500
       American Media Operations, Inc., -
         Series B 10.250%, due 05/01/09...     1,000,000       1,058,750

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


           ---------------------------------------------------------------
           SECURITY                            PAR             VALUE
           DESCRIPTION                        AMOUNT          (NOTE 2)
           ---------------------------------------------------------------

           PUBLISHING - CONTINUED
           Dex Media West - Series B
             9.875%, due 08/15/13......... $   3,418,000   $     3,956,335
           Houghton Mifflin Co.
             8.250%, due 02/01/11.........     7,000,000         7,490,000
           PRIMEDIA, Inc.
             8.875%, due 05/15/11(b)......     2,500,000         2,656,250
                                                           ---------------
                                                                16,858,835
                                                           ---------------
           REAL ESTATE - 0.2%
           Felcor Lodging LP (REIT)
             8.500%, due 06/01/11(b)......     2,260,000         2,570,750
                                                           ---------------
           RETAIL - MULTILINE - 1.3%
           JC Penney, Inc.
             8.000%, due 03/01/10.........     2,000,000         2,295,000
            6.875%, due 10/15/15(b).......     1,750,000         1,903,125
            7.950%, due 04/01/17(b).......     1,500,000         1,762,500
           Jean Coutu Group Pjc, Inc.
             8.500%, due 08/01/14
             (144A)(a)(b).................     2,600,000         2,678,000
           Rite Aid Corp.
             8.125%, due 05/01/10.........     6,000,000         6,375,000
            6.875%, due 08/15/13(b).......     2,000,000         1,810,000
                                                           ---------------
                                                                16,823,625
                                                           ---------------
           RETAIL - SPECIALTY - 0.7%
           Foot Locker, Inc.
             8.500%, due 01/15/22.........     1,110,000         1,226,550
           Saks, Inc.
             9.875%, due 10/01/11.........     3,500,000         4,165,000
            7.375%, due 02/15/19..........     4,500,000         4,477,500
                                                           ---------------
                                                                 9,869,050
                                                           ---------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.7%
           Amkor Technology, Inc.
             7.125%, due 03/15/11(b)......     3,000,000         2,835,000
           Freescale Semiconductor
             4.820%, due 07/15/09 @            2,750,000         2,877,188
            7.125%, due 07/15/14(b).......     2,750,000         2,997,500
                                                           ---------------
                                                                 8,709,688
                                                           ---------------
           SOFTWARE - 0.3%
           Sensus Metering Systems Inc.
             8.625%, due 12/15/13.........     4,000,000         4,120,000
                                                           ---------------
           TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.4%
           Cincinnati Bell, Inc.
             8.375%, due 01/15/14(b)......     5,000,000         5,087,500
           Eircom Funding
             8.250%, due 08/15/13.........     1,750,000         1,942,500
           Level 3 Financing, Inc.
             10.750%, due 10/15/11
             (144A)(a)(b).................     3,650,000         3,321,500

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - CONTINUED
       MCI, Inc.
         6.908%, due 05/01/07.............. $         514 $           527
        7.688%, due 05/01/09...............     2,078,514       2,156,458
        8.735%, due 05/01/14...............     1,781,583       1,919,655
       Qwest Capital Funding, Inc.
         7.900%, due 08/15/10(b)...........    10,000,000      10,150,000
       Qwest Communications International,
         Inc. 5.790%, due 02/15/09 @
         (144A)(a).........................     1,600,000       1,628,000
        7.250%, due 02/15/11 (144A)(a).....     1,250,000       1,287,500
       Qwest Services Corp.
         13.500%, due 12/15/10 (144A)(a)...     3,000,000       3,622,500
       TeleCorp PCS, Inc.
         10.625%, due 07/15/10.............     1,000,000       1,090,054
                                                          ---------------
                                                               32,206,194
                                                          ---------------
       TELECOMMUNICATION SERVICES - WIRELESS - 2.5%
       Airgate PCS, Inc.
         5.850%, due 10/15/11 @
         (144A)(a).........................     4,150,000       4,284,875
       Alamosa Delaware, Inc.
         11.000%, due 07/31/10.............     1,500,000       1,773,750
       Centennial Communications Corp.
         10.125%, due 06/15/13.............     7,250,000       8,174,375
       Dobson Communications Corp.
         8.875%, due 10/01/13(b)...........     2,750,000       1,945,625
       Nextel Communications, Inc.
         6.875%, due 10/31/13..............     1,000,000       1,090,000
        7.375%, due 08/01/15...............     1,500,000       1,657,500
       Nextel Partners, Inc.
         8.125%, due 07/01/11..............     5,400,000       6,021,000
       Rogers Wireless Communications, Inc.
         9.625%, due 05/01/11..............     1,000,000       1,177,500
        7.250%, due 12/15/12 (144A)(a).....     1,100,000       1,171,500
       Rural Cellular Corp.
         9.750%, due 01/15/10(b)...........     3,500,000       3,185,000
       Western Wireless Corp.
         9.250%, due 07/15/13..............     2,000,000       2,185,000
                                                          ---------------
                                                               32,666,125
                                                          ---------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.4%
       Invista, Inc.
         9.250%, due 05/01/12 (144A)(a)....     5,000,000       5,600,000
                                                          ---------------
       TRANSPORTATION - 0.9%
       CHC Helicopter Corp.
         7.375%, due 05/01/14..............     4,000,000       4,240,000
       Offshore Logistics, Inc.
         6.125%, due 06/15/13..............     5,000,000       5,100,000
       Stena AB 7.000%, due 12/01/16
         (144A)(a).........................       425,000         422,875

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TRANSPORTATION - CONTINUED
      Trinity Inds Inc.
        6.500%, due 03/15/14................ $   2,500,000 $     2,512,500
                                                           ---------------
                                                                12,275,375
                                                           ---------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 2.8%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06(b).............    10,000,000      10,352,360
      Federal National Mortgage Assoc.
        7.000%, due 09/01/29................       119,190         126,491
       7.000%, due 03/01/32.................       342,543         363,228
       7.000%, due 05/01/32.................     1,385,562       1,469,231
       6.000%, due 12/01/32.................     1,418,314       1,468,975
       6.000%, due 05/01/33.................     9,791,225      10,140,959
       5.500%, due 10/01/33.................     3,991,132       4,056,562
       6.000%, due 08/01/34.................     9,663,466       9,999,762
                                                           ---------------
                                                                37,977,568
                                                           ---------------
      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 0.7%
      U.S. Treasury Note
        5.000%, due 02/15/11(b).............     9,000,000       9,576,918
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $949,336,666)                                      999,503,853
                                                           ---------------

      CONVERTIBLE BONDS - 16.2%
      ADVERTISING - 0.6%
      Lamar Advertising Co.
        2.875%, due 12/31/10................     7,000,000       7,761,250
                                                           ---------------
      AEROSPACE & DEFENSE - 1.1%
      Alliant Techsystems Inc.
        2.750%, due 02/15/24................     5,000,000       5,318,750
      Armor Holdings, Inc. 2.000%/
        0.000%, due 11/01/24++..............     2,000,000       2,282,500
      Lockheed Martin Corp.
        2.040%, due 08/15/33@...............     6,500,000       6,756,880
                                                           ---------------
                                                                14,358,130
                                                           ---------------
      AUTOMOBILES - 0.2%
      Ford Motor Co.(b).....................        60,000       3,167,400
                                                           ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.4%
      Mentor Graphics Corp.
        6.875%, due 06/15/07................     5,000,000       5,281,250
                                                           ---------------
      CONSTRUCTION MATERIALS - 0.7%
      Fluor Corp. New
        1.500%, due 02/15/24................     7,500,000       8,587,500
                                                           ---------------
      ELECTRICAL EQUIPMENT - 0.4%
      LSI Logic Corp.
        4.000%, due 05/15/10................     6,000,000       5,662,500
                                                           ---------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.8%
      Corning, Inc.
        7.000%, due 03/15/07................     1,000,000       1,005,000

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
      EDO Corp. 5.250%, due 04/15/07........ $   1,500,000 $     1,642,500
      Flir Systems, Inc.
        3.000%, due 06/01/23................     1,500,000       2,445,000
      RF Micro Devices, Inc.
        1.500%, due 07/01/10................     5,000,000       5,725,000
                                                           ---------------
                                                                10,817,500
                                                           ---------------
      FINANCIAL SERVICES - 0.3%
      Lehman Brothers Holdings, Inc.........       140,000       3,780,000
                                                           ---------------
      FOOD PRODUCTS - 0.6%
      Bunge, Ltd. 3.750%, due 11/15/22......     4,500,000       8,116,875
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
      Advanced Med Optics, Inc.
        2.500%, due 07/15/24................     5,000,000       5,462,500
      Fisher Scientific International, Inc.
        2.500%, due 10/01/23................     8,000,000      11,940,000
      Invitrogen Corp.
        1.500%, due 02/15/24................     5,500,000       5,183,750
      Medtronic, Inc.
        1.250%, due 09/15/21................     4,000,000       4,065,000
                                                           ---------------
                                                                26,651,250
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 0.7%
      Lifepoint Hospitals, Inc.
        4.500%, due 06/01/09................     5,000,000       5,018,750
      Universal Health Services, Inc.
        0.426%, due 06/23/20................     6,500,000       3,778,125
                                                           ---------------
                                                                 8,796,875
                                                           ---------------
      HOTELS, RESTAURANTS & LEISURE - 0.8%
      Fairmont Hotels & Resorts, Inc.
        3.750%, due 12/01/23................     7,000,000       7,927,500
      Hilton Hotels Corp.
        3.375%, due 04/15/23(b).............     2,500,000       3,003,125
                                                           ---------------
                                                                10,930,625
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.4%
      International Game Technology
        0.939%, due 01/29/33+...............     7,500,000       5,765,625
                                                           ---------------
      MACHINERY - 0.4%
      AGCO Corp.
        1.750%, due 12/31/33(b).............     4,500,000       5,287,500
                                                           ---------------
      MEDIA - 1.4%
      Disney Walt Co.
        2.125%, due 04/15/23................     7,500,000       8,381,250
      Liberty Media Corp.
        3.250%, due 03/15/31................     7,750,000       7,643,438
      Sinclair Broadcast Group, Inc. 4.875%/
        2.000%, due 07/15/18++..............     2,500,000       2,409,375
                                                           ---------------
                                                                18,434,063
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     METALS & MINING - 0.7%
     Placer Dome, Inc.
       2.750%, due 10/15/23 (Yankee)......... $   7,000,000 $     8,618,750
                                                            ---------------
     OIL & GAS - 0.6%
     Airgas, Inc. 6.250%, due 07/15/14.......     4,000,000       4,100,000
     Quicksilver Resources, Inc.
       1.875%, due 11/01/24 (144A)(a)........     3,000,000       3,213,750
                                                            ---------------
                                                                  7,313,750
                                                            ---------------
     PHARMACEUTICALS - 2.3%
     Allergan, Inc.
       0.099%, due 11/06/22+.................     3,000,000       2,947,500
     Amylin Pharmaceuticals Inc.
       2.500%, due 04/15/11..................     2,325,000       2,406,375
     Schering Plough Corp....................        75,000       4,207,500
     SFBC International Inc.
       2.250%, due 08/15/24 (144A)(a)........     5,000,000       6,143,750
     Teva Pharmaceutical Finance B.V.
      0.375%, due 11/15/22...................     4,025,000       5,866,437
      0.500%, due 02/01/24...................     1,750,000       1,791,563
     Watson Pharmaceuticals, Inc.
       1.750%, due 03/15/23..................     7,500,000       7,762,500
                                                            ---------------
                                                                 31,125,625
                                                            ---------------
     RETAIL - MULTILINE - 0.4%
     Costco Wholesale Corp.
       (0.772)%, due 08/19/17+...............     5,000,000       5,512,500
                                                            ---------------
     SOFTWARE - 1.2%
     DST Systems, Inc., - Series A
       4.125%, due 08/15/23..................     7,000,000       9,152,500
     EMC Corp. 4.500%, due 04/01/07..........     6,500,000       7,345,000
                                                            ---------------
                                                                 16,497,500
                                                            ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
     Nextel Communications, Inc.
       5.250%, due 01/15/10..................     2,500,000       2,571,875
                                                            ---------------
     Total Convertible Bonds
     (Cost $201,146,202)                                        215,038,343
                                                            ---------------

     COMMON STOCKS - 0.4%
     AEROSPACE & DEFENSE - 0.1%
     Raytheon Co.............................        39,150       1,520,195
                                                            ---------------
     COMMUNICATIONS EQUIPMENT - 0.0%
     Call-Net Enterprises, Inc. - Class B*(b)        16,571          38,113
                                                            ---------------
     INTERNET SOFTWARE & SERVICES - 0.0%
     McDATA Corp. - Class A*(b)..............           440           2,622
                                                            ---------------
     PAPER & FOREST PRODUCTS - 0.0%
     PT Indah Kiat Pulp & Paper Corp.*.......     1,867,500         206,219
                                                            ---------------
     SOFTWARE - 0.0%
     EMC Corp.*..............................        12,000         178,440
                                                            ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Avaya, Inc.*(b)....................... $     215,301 $     3,703,177
                                                           ---------------
      Total Common Stocks (Cost $5,446,964)                      5,648,766
                                                           ---------------

      PREFERRED STOCK - 3.1%
      BEVERAGES, FOOD & TOBACCO - 0.2%
      Constellation Brands, Inc.(b).........        75,000       2,821,500
                                                           ---------------
      ELECTRICAL EQUIPMENT - 0.5%
      FPL Group, Inc. 8.00%(b)..............       100,000       6,024,000
                                                           ---------------
      FOOD & DRUG RETAILING - 0.3%
      Albertsons, Inc. 7.250%...............       150,000       3,810,000
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      Omnicare, Inc. 4.00%(b)...............        70,000       3,861,200
                                                           ---------------
      INSURANCE - 0.1%
      XL Capital, Ltd.(b)...................        45,000       1,145,250
                                                           ---------------
      MEDIA - 0.6%
      Interpublic Group of Companies, Inc. -
        Series A, 5.625%(b).................       120,000       5,880,000
      Sinclair Broadcast Group, Inc. -
        Series D, 6.00%(b)..................        55,700       2,422,393
                                                           ---------------
                                                                 8,302,393
                                                           ---------------
      OIL & GAS - 0.7%
      Chesapeake Energy Corp.(b)............         5,000       5,753,400
      Williams Cos, Inc. 5.5%...............        50,000       4,200,000
                                                           ---------------
                                                                 9,953,400
                                                           ---------------
      PAPER & FOREST PRODUCTS - 0.3%
      Temple-Inland, Inc. 7.50%.............        60,000       3,378,000
                                                           ---------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.1%
      Federal National Mortgage Assoc.
        5.375%, due 12/31/49................            15       1,586,250
                                                           ---------------
      Total Preferred Stock (Cost $38,714,203)                  40,881,993
                                                           ---------------

      WARRANTS - 0.0%
      PAPER & FOREST PRODUCTS - 0.0%
      Asia Pulp & Paper, Ltd. (expiring
        03/15/05)* (144A)(a)(d)
        (Cost $0)...........................           250               0
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                           SHARES/PAR      VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         SHORT-TERM INVESTMENTS - 19.9%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/31/04 at 1.250% to be
           repurchased at $1,992,208 on
           01/03/05 collateralized by
           $2,035,000 FFCB 2.50% due
           11/15/05 with a value of
           $2,034,188..................... $  1,992,000 $    1,992,000
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/31/04 at 1.250% to be
           repurchased at $48,005,000 on
           01/03/05 collateralized by
           $48,660,000 FNMA 3.150% due
           10/23/09 with a value of
           $48,964,125....................   48,000,000     48,000,000
         State Street Navigator Securities
           Lending Prime Portfolio(e).....  215,548,563    215,548,563
                                                        --------------
         Total Short-Term Investments
         (Cost $265,540,563)                               265,540,563
                                                        --------------

         TOTAL INVESTMENTS - 114.7%
         (Cost $1,460,184,598)                           1,526,613,518

         Other Assets and Liabilities (net) - (14.7%)     (195,189,013)
                                                        --------------

         TOTAL NET ASSETS - 100.0%                      $1,331,424,505
                                                        ==============

PORTFOLIO FOOTNOTES:
* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

@ Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

FFCB - Federal Farm Credit Banks Funding Corp.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at December 31, 2004, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency         4.06%
                  AA                                       4.12%
                  A                                        1.86%
                  BBB                                     11.49%
                  BB                                      16.41%
                  B                                       45.33%
                  Below B                                  9.68%
                  Equities/Other                           7.05%
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



        ---------------------------------------------------------------
        SECURITY                                            VALUE
        DESCRIPTION                            SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.1%
        AEROSPACE & DEFENSE - 0.6%
        Honeywell International, Inc.........   542,297 $    19,202,737
                                                        ---------------
        AIR FREIGHT & LOGISTICS - 1.0%
        United Parcel Service, Inc. - Class B   350,270      29,934,074
                                                        ---------------
        BANKS - 4.2%
        Bank of New York Co., Inc............ 1,339,767      44,775,013
        Marshall & Ilsley Corp.(a)...........   251,920      11,134,864
        U.S. Bancorp.........................   616,700      19,315,044
        Wachovia Corp........................   501,904      26,400,151
        Wells Fargo Co.......................   482,686      29,998,935
                                                        ---------------
                                                            131,624,007
                                                        ---------------
        BEVERAGES - 1.5%
        PepsiCo, Inc.........................   919,176      47,980,987
                                                        ---------------
        CHEMICALS - 4.6%
        Dow Chemical Co......................   108,300       5,361,933
        E.I. du Pont de Nemours & Co.(a)..... 1,306,132      64,065,775
        Monsanto Co..........................   357,915      19,882,178
        Potash Corp. of Saskatchewan, Inc.(a)   278,570      23,138,024
        Praxair, Inc.........................   712,250      31,445,838
                                                        ---------------
                                                            143,893,748
                                                        ---------------
        COMMERCIAL SERVICES & SUPPLIES - 2.4%
        Waste Management, Inc................   820,935      24,578,794
        Xerox Corp.*......................... 2,999,240      51,017,072
                                                        ---------------
                                                             75,595,866
                                                        ---------------
        COMMUNICATIONS EQUIPMENT - 1.3%
        Corning, Inc.*.......................   619,320       7,289,396
        SBC Communications, Inc.............. 1,266,513      32,638,040
                                                        ---------------
                                                             39,927,436
                                                        ---------------
        COMPUTERS & PERIPHERALS - 1.3%
        Apple Computer, Inc.*................   531,377      34,220,679
        International Business Machines Corp.    61,600       6,072,528
                                                        ---------------
                                                             40,293,207
                                                        ---------------
        ELECTRIC SERVICES - 0.6%
        Progress Energy, Inc.(a).............   444,647      20,115,830
                                                        ---------------
        ELECTRICAL EQUIPMENT - 3.3%
        Emerson Electric Co..................   358,000      25,095,800
        General Electric Co.................. 2,115,815      77,227,248
                                                        ---------------
                                                            102,323,048
                                                        ---------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
        PG&E Corp.*..........................   107,375       3,573,440
                                                        ---------------
        ELECTRONICS - 2.9%
        Motorola, Inc........................ 3,471,449      59,708,923
        Solectron Corp.*(a).................. 5,266,035      28,067,966
        Teradyne, Inc.*......................   286,110       4,883,898
                                                        ---------------
                                                             92,660,787
                                                        ---------------
        ENTERTAINMENT & LEISURE - 2.0%
        Walt Disney Co....................... 2,279,937      63,382,249
                                                        ---------------

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       FINANCIAL SERVICES - 9.8%
       Bank of America Corp...................   686,386 $    32,253,278
       Citigroup, Inc......................... 1,157,049      55,746,621
       Goldman Sachs Group, Inc...............   251,900      26,207,676
       J.P. Morgan Chase & Co................. 2,086,522      81,395,223
       MBNA Corp..............................   533,587      15,041,818
       Mellon Financial Corp.................. 1,406,230      43,747,815
       Merrill Lynch & Co., Inc...............   758,410      45,330,166
       Mitsubishi Tokyo Financial Group,
         Inc.(ADR)(a).........................   720,700       7,365,554
       Morgan Stanley.........................    36,800       2,043,136
                                                         ---------------
                                                             309,131,287
                                                         ---------------
       FOOD PRODUCTS - 3.9%
       Archer-Daniels-Midland Co..............   412,527       9,203,477
       Diageo Plc (ADR)(a)....................   191,700      11,095,596
       H.J. Heinz Co..........................   521,550      20,335,235
       Kellogg Co.............................   517,985      23,133,210
       Kraft Foods, Inc. - Class A(a)......... 1,674,184      59,617,692
                                                         ---------------
                                                             123,385,210
                                                         ---------------
       FOOD RETAILERS - 0.9%
       Kroger Co. (The)*...................... 1,644,395      28,842,688
                                                         ---------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.2%
       Guidant Corp...........................    74,045       5,338,644
       Johnson & Johnson......................    30,849       1,956,444
                                                         ---------------
                                                               7,295,088
                                                         ---------------
       HEALTH CARE PROVIDERS & SERVICES - 2.5%
       Baxter International, Inc.............. 1,200,235      41,456,117
       Cardinal Health, Inc...................   615,830      35,810,514
                                                         ---------------
                                                              77,266,631
                                                         ---------------
       HOUSEHOLD DURABLES - 0.6%
       Newell Rubbermaid, Inc.(a).............   783,050      18,941,980
                                                         ---------------
       HOUSEHOLD PRODUCTS - 0.6%
       Clorox Co. (The).......................   329,611      19,423,976
                                                         ---------------
       INDUSTRIAL CONGLOMERATES - 2.4%
       Illinois Tool Works, Inc...............   269,500      24,977,260
       Tyco International, Ltd................ 1,412,576      50,485,466
                                                         ---------------
                                                              75,462,726
                                                         ---------------
       INSURANCE - 2.6%
       American International Group, Inc......   663,551      43,575,394
       CIGNA Corp.............................   356,385      29,070,324
       Hartford Financial Services Group, Inc.   127,325       8,824,896
                                                         ---------------
                                                              81,470,614
                                                         ---------------
       MACHINERY - 6.2%
       Caterpillar, Inc.......................   290,209      28,298,279
       Deere & Co............................. 1,203,656      89,552,006
       Eaton Corp.............................   616,630      44,619,347
       Parker-Hannifin Corp...................   440,613      33,372,029
                                                         ---------------
                                                             195,841,661
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          ------------------------------------------------------------

          MEDIA - 4.6%
          Clear Channel Communications, Inc.   929,271 $    31,121,286
          Comcast Corp. - Class A*.......... 1,715,147      56,325,427
          Tribune Co........................   732,075      30,849,640
          Viacom, Inc. - Class B............   719,835      26,194,796
                                                       ---------------
                                                           144,491,149
                                                       ---------------
          METALS & MINING - 2.5%
          Alcoa, Inc........................ 1,240,189      38,966,738
          Newmont Mining Corp...............   894,606      39,729,453
                                                       ---------------
                                                            78,696,191
                                                       ---------------
          OIL & GAS - 8.4%
          Baker Hughes, Inc.................   905,070      38,619,337
          Exxon Mobil Corp.................. 3,412,700     174,935,002
          GlobalSantaFe Corp................   287,385       9,515,317
          Schlumberger, Ltd.................   598,473      40,067,768
                                                       ---------------
                                                           263,137,424
                                                       ---------------
          PAPER & FOREST PRODUCTS - 2.3%
          International Paper Co............ 1,698,418      71,333,556
                                                       ---------------
          PERSONAL PRODUCTS - 1.7%
          Gillette Co.......................   521,760      23,364,413
          Kimberly-Clark Corp...............   465,359      30,625,276
                                                       ---------------
                                                            53,989,689
                                                       ---------------
          PHARMACEUTICALS - 7.7%
          Amgen, Inc.*......................    24,900       1,597,335
          Bristol-Myers Squibb Co...........   567,882      14,549,137
          GlaxoSmithKline Plc (ADR).........   223,400      10,586,926
          MedImmune, Inc.*..................   444,031      12,037,681
          Merck & Co., Inc..................   902,460      29,005,064
          Novartis AG (ADR)(a)..............   973,100      49,180,474
          Pfizer, Inc....................... 1,281,162      34,450,446
          Schering-Plough Corp.............. 1,814,575      37,888,326
          Wyeth............................. 1,259,210      53,629,754
                                                       ---------------
                                                           242,925,143
                                                       ---------------
          RETAIL - MULTILINE - 1.8%
          CVS Corp..........................   533,120      24,027,718
          Federated Department Stores, Inc..    41,800       2,415,622
          Target Corp.......................   381,235      19,797,534
          Wal-Mart Stores, Inc..............   221,000      11,673,220
                                                       ---------------
                                                            57,914,094
                                                       ---------------
          RETAIL - SPECIALTY - 0.9%
          Gap, Inc.......................... 1,342,899      28,362,027
                                                       ---------------
          ROAD & RAIL - 2.4%
          Canadian National Railway Co......   450,515      27,594,044
          CSX Corp..........................   392,330      15,724,586
          Union Pacific Corp................   498,864      33,548,604
                                                       ---------------
                                                            76,867,234
                                                       ---------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.7%
       Advanced Micro Devices, Inc.*(a).........   375,200 $    8,261,904
       Novellus Systems, Inc.*(a)...............    15,800        440,662
       Texas Instruments, Inc...................   473,600     11,660,032
                                                           --------------
                                                               20,362,598
                                                           --------------

       SOFTWARE - 3.5%
       EMC Corp.*............................... 4,101,342     60,986,955
       Microsoft Corp........................... 1,532,900     40,943,759
       VERITAS Software Corp.*..................   305,752      8,729,220
                                                           --------------
                                                              110,659,934
                                                           --------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
       Sprint Corp..............................   352,200      8,752,170
       Verizon Communications, Inc.............. 1,450,664     58,766,399
                                                           --------------
                                                               67,518,569
                                                           --------------
       TEXTILES, APPAREL & LUXURY GOODS - 1.0%
       NIKE, Inc. - Class B.....................   355,860     32,272,943
                                                           --------------
       Total Common Stocks (Cost $2,467,370,581)            2,996,099,828
                                                           --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR     VALUE
     DESCRIPTION                                  AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 7.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to be
       repurchased at $48,005,000 on 01/03/05
       collateralized by $48,210,000 FHLB
       3.750% due 08/15/08 with a value of
       $48,963,281............................. 48,000,000 $   48,000,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to be
       repurchased at $48,005,000 on 01/03/05
       collateralized by $48,840,000 FHLB
       2.250% due 09/13/05 with a value of
       $48,962,100............................. 48,000,000     48,000,000
     State Steet Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to be
       repurchased at $19,957,079 on 01/03/05
       collateralized by $20,345,000 FFCB
       2.500% due 03/15/06 with a value of
       $20,358,061............................. 19,955,000     19,955,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to be
       repurchased at $48,005,000 on 01/03/05
       collateralized by $48,060,000 FHLB
       4.500% due 05/13/11 with a value of
       $48,961,125............................. 48,000,000     48,000,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)...................... 75,009,531     75,009,531
                                                           --------------
     Total Short-Term Investments
     (Cost $238,964,531)                                      238,964,531
                                                           --------------

     TOTAL INVESTMENTS - 102.7%
     (Cost $2,706,335,112)                                  3,235,064,359

     Other Assets and Liabilities (net) - (2.7%)              (85,316,123)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $3,149,748,236
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

FFCB - Federal Farm Credit Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.6%
         AUTO COMPONENTS - 1.6%
         Advance Auto Parts, Inc.*................ 22,400 $     978,432
                                                          -------------
         BANKS - 1.1%
         North Fork Bancorporation, Inc........... 22,800       657,780
                                                          -------------
         BIOTECHNOLOGY - 2.2%
         Invitrogen Corp.*........................ 15,300     1,027,089
         MedImmune, Inc.*......................... 12,800       347,008
                                                          -------------
                                                              1,374,097
                                                          -------------
         BUILDING PRODUCTS - 2.0%
         Danaher Corp.............................  6,700       384,647
         MSC Industrial Direct Co., Inc. - Class A 24,600       885,108
                                                          -------------
                                                              1,269,755
                                                          -------------
         CHEMICALS - 2.9%
         Ecolab, Inc.............................. 13,700       481,281
         Monsanto Co.............................. 10,900       605,495
         Rohm & Haas Co........................... 17,100       756,333
                                                          -------------
                                                              1,843,109
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 7.2%
         Cerner Corp.*(a).........................  5,900       313,703
         Corinthian Colleges, Inc.*(a)............ 50,700       955,441
         Education Management Corp.*.............. 18,900       623,889
         Hewitt Associates, Inc. - Class A*....... 16,300       521,763
         Iron Mountain, Inc.*..................... 13,575       413,902
         Kelly Services, Inc. - Class A........... 10,800       325,944
         Robert Half International, Inc........... 25,000       735,750
         United Rentals, Inc.*(a)................. 31,000       585,900
                                                          -------------
                                                              4,476,292
                                                          -------------
         COMMUNICATIONS EQUIPMENT - 1.9%
         Avaya, Inc.*............................. 68,500     1,178,200
                                                          -------------
         COMMUNICATIONS SERVICES - 2.1%
         Alliance Data Systems Corp.*............. 15,500       735,940
         EchoStar Communications Corp. - Class A.. 16,800       558,432
                                                          -------------
                                                              1,294,372
                                                          -------------
         COMPUTERS & PERIPHERALS - 0.8%
         Lexmark International, Inc. - Class A*...  5,600       476,000
                                                          -------------
         CONSTRUCTION & ENGINEERING - 2.1%
         Dycom Industries, Inc.*.................. 18,400       561,568
         Jacobs Engineering Group, Inc.*.......... 15,400       735,966
                                                          -------------
                                                              1,297,534
                                                          -------------
         ELECTRICAL EQUIPMENT - 3.0%
         Graftech International Ltd.*(a).......... 57,400       543,004
         Molex, Inc............................... 19,200       576,000
         Symbol Technologies, Inc................. 42,600       736,980
                                                          -------------
                                                              1,855,984
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.8%
         Broadcom Corp. - Class A*................ 10,800       348,624

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        Fisher Scientific International, Inc.*..... 14,800 $     923,224
        Microchip Technology, Inc.................. 17,300       461,218
                                                           -------------
                                                               1,733,066
                                                           -------------
        ELECTRONICS - 0.0%
        Integrated Circuit Systems, Inc.*..........    900        18,828
                                                           -------------
        FINANCIAL SERVICES - 9.3%
        Advance America Cash Advance Centers, Inc.*  3,300        75,570
        Affiliated Managers Group, Inc.*(a)........ 17,349     1,175,221
        Capitalsource, Inc.*(a).................... 20,900       536,503
        CIT Group, Inc............................. 27,500     1,260,050
        E*TRADE Financial Corp.*................... 42,900       641,355
        Investors Financial Services Corp.(a)...... 17,500       874,650
        Legg Mason, Inc............................  7,300       534,798
        Providian Financial Corp.*................. 43,500       716,445
                                                           -------------
                                                               5,814,592
                                                           -------------
        FOOD PRODUCTS - 1.0%
        Ralcorp Holdings, Inc...................... 14,900       624,757
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.9%
        Bard (C.R.), Inc...........................  6,100       390,278
        Boston Scientific Corp.*................... 12,900       458,595
        INAMED Corp.*..............................  4,100       259,325
        Integra LifeSciences Holdings*(a)..........  1,500        55,395
                                                           -------------
                                                               1,163,593
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 6.5%
        Caremark Rx, Inc.*......................... 23,700       934,491
        Community Health Systems, Inc.*............ 29,800       830,824
        DaVita, Inc.*.............................. 16,200       640,386
        Lincare Holdings, Inc.*.................... 13,900       592,835
        Omnicare, Inc.............................. 13,100       453,522
        PacifiCare Health Systems, Inc.*........... 11,000       621,720
                                                           -------------
                                                               4,073,778
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 3.7%
        Hilton Hotels Corp......................... 21,900       498,006
        Panera Bread Co. - Class A*(a)............. 14,800       596,736
        Penn National Gaming, Inc.*(a).............  6,800       411,740
        Royal Caribbean Cruises, Ltd.(a)........... 15,200       827,488
                                                           -------------
                                                               2,333,970
                                                           -------------
        HOUSEHOLD PRODUCTS - 2.0%
        Clorox Co. (The)........................... 12,600       742,518
        Nu Skin Enterprises, Inc. - Class A(a)..... 21,100       535,518
                                                           -------------
                                                               1,278,036
                                                           -------------
        INDUSTRIAL CONGLOMERATES - 1.1%
        ITT Industries, Inc........................  8,500       717,825
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 2.1%
        Ask Jeeves, Inc.*(a)....................... 11,200       299,600
        CNET Networks, Inc.*....................... 19,900       223,477
        IAC / Interactive corp.*(a)................ 18,803       519,339

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         INTERNET SOFTWARE & SERVICES - CONTINUED
         ValueClick, Inc.*......................... 20,300 $    270,599
                                                           ------------
                                                              1,313,015
                                                           ------------
         IT CONSULTING & SERVICES - 3.2%
         CACI International, Inc. - Class A*(a).... 16,300    1,110,519
         Computer Sciences Corp.*.................. 15,800      890,646
                                                           ------------
                                                              2,001,165
                                                           ------------
         MACHINERY - 3.7%
         Ingersoll-Rand Co. - Class A.............. 15,300    1,228,590
         Nordson Corp.............................. 12,600      504,882
         Timken Co. (The).......................... 21,200      551,624
                                                           ------------
                                                              2,285,096
                                                           ------------
         MEDIA - 2.4%
         Cablevision Systems Corp. - NY Group -
           Class A*................................ 21,300      530,370
         Univision Communications, Inc. - Class A*.  8,800      257,576
         Westwood One, Inc.*....................... 25,900      697,487
                                                           ------------
                                                              1,485,433
                                                           ------------
         OIL & GAS - 4.8%
         Halliburton Co............................ 23,200      910,368
         Noble Corp.*..............................  9,700      482,478
         Weatherford International, Ltd.*.......... 20,800    1,067,040
         XTO Energy, Inc........................... 15,965      564,842
                                                           ------------
                                                              3,024,728
                                                           ------------
         PHARMACEUTICALS - 8.3%
         Barr Pharmaceuticals, Inc.*............... 10,500      478,170
         Cephalon, Inc.*(a)........................ 10,600      539,328
         Covance, Inc.*............................  9,000      348,750
         Endo Pharmaceuticals Holdings, Inc.*...... 35,000      735,700
         Eyetech Pharmaceuticals, Inc.*............  4,300      195,650
         Genzyme Corp.*............................ 13,800      801,366
         IVAX Corp.*............................... 42,050      665,231
         Medicines Co.*(a).........................  7,200      207,360
         QLT, Inc.*(a)............................. 42,500      683,400
         Teva Pharmaceutical Industries, Ltd. (ADR) 18,700      558,382
                                                           ------------
                                                              5,213,337
                                                           ------------
         RETAIL - MULTILINE - 0.8%
         Dollar Tree Stores, Inc.*................. 17,300      496,164
                                                           ------------
         RETAIL - SPECIALTY - 3.8%
         American Eagle Outfitters, Inc............ 13,700      645,270
         Dollar General Corp.(a)................... 30,500      633,485
         Linens 'n Things, Inc.*...................  5,900      146,320
         PETCO Animal Supplies, Inc.*.............. 23,700      935,676
                                                           ------------
                                                              2,360,751
                                                           ------------
         ROAD & RAIL - 0.5%
         Heartland Express, Inc.................... 14,300      321,321
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
         ASE Test, Ltd.*(a)........................ 25,400      171,704

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
      Linear Technology Corp...................       9,100 $    352,716
      Silicon Laboratories, Inc.*(a)...........       9,600      338,976
                                                            ------------
                                                                 863,396
                                                            ------------
      SOFTWARE - 7.1%
      Amdocs, Ltd.*............................      31,300      821,625
      DST Systems, Inc.*.......................      15,700      818,284
      Hyperion Solutions Corp.*................      11,100      517,482
      Informatica Corp.*(a)....................      57,000      462,840
      Ingram Micro, Inc. - Class A*............      41,600      865,280
      Take-Two Interactive Software, Inc.*(a)..      28,300      984,557
                                                            ------------
                                                               4,470,068
                                                            ------------
      TELECOMMUNICATION SERVICES - WIRELESS - 2.0%
      Nextel Partners, Inc. - Class A*(a)......      64,300    1,256,422
                                                            ------------
      TRANSPORTATION - 0.5%
      UTI Worldwide, Inc.(a)...................       4,600      312,892
                                                            ------------
      TRUCKING & FREIGHT FORWARDING - 0.8%
      Landstar System, Inc.*(a)................       6,700      493,388
                                                            ------------
      Total Common Stocks (Cost $50,802,698)                  60,357,176
                                                            ------------

      SHORT-TERM INVESTMENTS - 21.4%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 0.50% to
        be repurchased at $293,012 on
        01/03/05 collateralized by $305,000
        FHLMC 2.875% due 12/29/06 with a
        value of $302,384...................... $   293,000      293,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  13,086,787   13,086,787
                                                            ------------
      Total Short-Term Investments
      (Cost $13,379,787)                                      13,379,787
                                                            ------------

      TOTAL INVESTMENTS - 118.0%
      (Cost $64,182,485)                                      73,736,963

      Other Assets and Liabilities (net) - (18.0%)           (11,224,793)
                                                            ------------

      TOTAL NET ASSETS - 100.0%                             $ 62,512,170
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.0%
          ADVERTISING - 3.4%
          Interpublic Group of Co., Inc. (The)* 324,400 $   4,346,960
          Monsanto Co.......................... 109,700     6,093,835
                                                        -------------
                                                           10,440,795
                                                        -------------
          AUTO COMPONENTS - 4.2%
          Dana Corp............................ 324,800     5,628,784
          Genuine Parts Co..................... 161,300     7,106,878
                                                        -------------
                                                           12,735,662
                                                        -------------
          CHEMICALS - 7.6%
          Crompton Corp.(a).................... 337,800     3,986,040
          Eastman Chemical Co.................. 144,500     8,341,985
          Mosaic Co. (The)*(a)................. 333,300     5,439,456
          Potash Corp. of Saskatchewan, Inc....  65,000     5,398,900
                                                        -------------
                                                           23,166,381
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 2.0%
          R. R. Donnelley & Sons Co............ 176,024     6,211,887
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 1.2%
          Avaya, Inc.*......................... 202,900     3,489,880
                                                        -------------
          CONTAINERS & PACKAGING - 4.1%
          Ball Corp............................ 134,600     5,919,708
          Pactiv Corp.*........................ 256,800     6,494,472
                                                        -------------
                                                           12,414,180
                                                        -------------
          ELECTRIC UTILITIES - 4.3%
          Ameren Corp.......................... 114,400     5,736,016
          CMS Energy Corp.*(a)................. 333,400     3,484,030
          Northeast Utilities.................. 205,800     3,879,330
                                                        -------------
                                                           13,099,376
                                                        -------------
          ELECTRICAL EQUIPMENT - 2.0%
          Grainger (W.W.), Inc.................  90,600     6,035,772
                                                        -------------
          FOOD & DRUG RETAILING - 1.4%
          Albertson's, Inc.(a).................  59,000     1,408,920
          Safeway, Inc.*.......................  91,600     1,808,184
          SUPERVALU INC........................  32,700     1,128,804
                                                        -------------
                                                            4,345,908
                                                        -------------
          FOOD PRODUCTS - 3.0%
          Archer-Daniels-Midland Co............ 274,640     6,127,218
          Dean Foods Co.*......................  92,500     3,047,875
                                                        -------------
                                                            9,175,093
                                                        -------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 1.6%
          Bausch & Lomb, Inc...................  75,400     4,860,284
                                                        -------------
          HEALTH CARE PROVIDERS & SERVICES - 3.7%
          Aetna, Inc...........................  47,300     5,900,675
          Caremark Rx, Inc.*................... 134,400     5,299,392
                                                        -------------
                                                           11,200,067
                                                        -------------
          HOTELS, RESTAURANTS & LEISURE - 1.2%
          Brinker International, Inc.*.........  59,800     2,097,186

             -------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                      SHARES     (NOTE 2)
             -------------------------------------------------------

             HOTELS, RESTAURANTS & LEISURE - CONTINUED
             Yum! Brands, Inc................  30,100  $   1,420,118
                                                       -------------
                                                           3,517,304
                                                       -------------
             HOUSEHOLD DURABLES - 4.4%
             Leggett & Platt, Inc.(a)........ 140,100      3,983,043
             Newell Rubbermaid, Inc.......... 130,600      3,159,214
             Snap-On, Inc.................... 140,400      4,824,144
             Tupperware Corp.(a).............  70,300      1,456,616
                                                       -------------
                                                          13,423,017
                                                       -------------
             INSURANCE - 11.3%
             ACE, Ltd........................  18,400        786,600
             Conseco, Inc.*(a)............... 189,900      3,788,505
             Everest Reinsurance Group, Ltd..  61,300      5,490,028
             Lincoln National Corp...........  31,800      1,484,424
             MBIA, Inc.......................  17,600      1,113,728
             PartnerRe, Ltd.(a)..............  79,500      4,924,230
             PMI Group, Inc. (The)........... 100,400      4,191,700
             SAFECO Corp.(a)................. 148,700      7,768,088
             XL Capital, Ltd. - Class A......  61,600      4,783,240
                                                       -------------
                                                          34,330,543
                                                       -------------
             IT CONSULTING & SERVICES - 1.1%
             Computer Sciences Corp.*........  57,700      3,252,549
                                                       -------------
             MACHINERY - 2.1%
             CNH Global N.V.................. 107,200      2,076,464
             Cummins, Inc....................  51,800      4,340,322
                                                       -------------
                                                           6,416,786
                                                       -------------
             MEDIA - 1.4%
             R.H. Donnelley Corp.*...........  53,900      3,182,795
             Westwood One, Inc.*.............  43,900      1,182,227
                                                       -------------
                                                           4,365,022
                                                       -------------
             METALS & MINING - 3.7%
             Hubbell, Inc. - Class B......... 119,100      6,228,930
             Timken Co....................... 192,000      4,995,840
                                                       -------------
                                                          11,224,770
                                                       -------------
             OIL & GAS - 10.5%
             EOG Resources, Inc..............  83,200      5,937,152
             GlobalSantaFe Corp.............. 161,900      5,360,509
             Halliburton Co.................. 177,500      6,965,100
             NiSource, Inc................... 208,000      4,738,240
             Pride International, Inc.*...... 253,000      5,196,620
             Puget Energy, Inc.(a)...........  56,300      1,390,610
             Southwest Gas Corp.(a)..........  86,400      2,194,560
                                                       -------------
                                                          31,782,791
                                                       -------------
             PAPER & FOREST PRODUCTS - 3.9%
             Georgia-Pacific Corp............ 171,215      6,417,138
             MeadWestvaco Corp............... 161,000      5,456,290
                                                       -------------
                                                          11,873,428
                                                       -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                 SHARES    (NOTE 2)
       -----------------------------------------------------------------

       PHARMACEUTICALS - 2.4%
       King Pharmaceuticals, Inc.*................ 350,300 $   4,343,720
       Mylan Laboratories, Inc.(a)................ 159,975     2,828,358
                                                           -------------
                                                               7,172,078
                                                           -------------
       REAL ESTATE - 3.1%
       Health Care Property Investors, Inc. (REIT)  32,300       894,387
       Healthcare Realty Trust, Inc. (REIT).......  85,955     3,498,369
       Host Marriott Corp. (REIT)................. 296,200     5,124,260
                                                           -------------
                                                               9,517,016
                                                           -------------
       RETAIL - MULTILINE - 4.2%
       Federated Department Stores, Inc...........  33,700     1,947,523
       Foot Locker, Inc........................... 223,500     6,018,855
       May Department Stores Co................... 103,000     3,028,200
       Payless ShoeSource, Inc.*(a)............... 143,400     1,763,820
                                                           -------------
                                                              12,758,398
                                                           -------------
       RETAIL - SPECIALTY - 2.5%
       American Greetings Corp. - Class A(a)...... 122,900     3,115,515
       OfficeMax, Inc.(a)......................... 145,300     4,559,514
                                                           -------------
                                                               7,675,029
                                                           -------------
       ROAD & RAIL - 0.3%
       USF Corp.(a)...............................  24,400       925,980
                                                           -------------
       SOFTWARE - 4.5%
       Cadence Design Systems, Inc.*.............. 323,000     4,460,630
       McAfee, Inc.*.............................. 185,100     5,354,943
       Sybase, Inc.*(a)........................... 192,400     3,838,380
                                                           -------------
                                                              13,653,953
                                                           -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
       CenturyTelephone, Inc......................  88,700     3,146,189
                                                           -------------
       TEXTILES, APPAREL & LUXURY GOODS - 0.9%
       Tommy Hilfiger Corp.*...................... 253,800     2,862,864
                                                           -------------
       Total Common Stocks (Cost $223,427,891)               295,073,002
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                  SHARES/PAR      VALUE
      DESCRIPTION                                 AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 14.7%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 1.250% to
        be repurchased at $9,483,988 on
        01/03/05 collateralized by $9,660,000
        FNMA 1.550% due 07/07/05 with a value
        of $9,675,900.......................... $ 9,483,000 $   9,483,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).....................  35,247,816    35,247,816
                                                            -------------
      Total Short-Term Investments
      (Cost $44,730,816)                                       44,730,816
                                                            -------------

      TOTAL INVESTMENTS - 111.7%
      (Cost $268,158,707)                                     339,803,818

      Other Assets and Liabilities (net) - (11.7%)            (35,620,820)
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 304,182,998
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE AGGRESSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY
     DESCRIPTION                                   SHARES       VALUE
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100%
     OTHER - 100%
     Davis Venture Value Portfolio (Class A)*.... 1,930,037 $  54,484,935
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A).................................   768,334     9,173,912
     Harris Oakmark Focused Value Portfolio
       (Class A)*................................    62,288    15,190,060
     Harris Oakmark International Portfolio
       (Class A)................................. 2,131,765    30,612,146
     Janus Aggressive Growth Portfolio
       (Class A)................................. 4,793,142    36,667,540
     Jennison Growth Portfolio (Class A)*........ 1,944,092    21,229,489
     Lord Abbett Growth and Income Portfolio
       (Class A)................................. 2,107,792    57,837,808
     Met/Aim Small Cap Growth Portfolio
       (Class A).................................   949,520    12,191,837
     MFS Research International Portfolio
       (Class A)................................. 1,835,755    21,515,053
     PIMCO PEA Innovation Portfolio
       (Class A)................................. 2,604,908    12,034,674
     Third Avenue Small Cap Value
       Portfolio (Class A)....................... 1,702,387    24,480,327
     Turner Mid-Cap Growth Portfolio
       (Class A).................................   818,801     9,195,133
                                                            -------------
     Total Investment Company Securities
     (Cost $298,203,602)                                      304,612,914
                                                            -------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $298,203,602)                                      304,612,914

     Other Assets and Liabilities (net) - (0.00%)                 (78,784)
                                                            -------------

     TOTAL NET ASSETS (100%)                                $ 304,534,130
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                SHARES        VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100%
      OTHER - 100%
      Davis Venture Value Portfolio
        (Class A)*............................  6,079,706 $   171,630,097
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  3,959,528      47,276,768
      Harris Oakmark Focused Value Portfolio
        (Class A)*............................    256,872      62,643,491
      Harris Oakmark International Portfolio
        (Class A).............................  6,591,784      94,658,012
      Janus Aggressive Growth Portfolio
        (Class A).............................  6,176,234      47,248,194
      Jennison Growth Portfolio (Class A)*....  4,295,229      46,903,903
      Lord Abbett Bond Debenture Portfolio
        (Class A)............................. 12,234,518     154,521,962
      Lord Abbett Growth and Income Portfolio
        (Class A).............................  7,433,094     203,964,091
      Met/Aim Mid-Cap Equity Portfolio
        (Class A).............................  2,213,061      31,270,556
      Met/Aim Small Cap Growth Portfolio
        (Class A).............................  2,445,972      31,406,275
      MFS Research International Portfolio
        (Class A).............................  6,755,176      79,170,660
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  2,555,376      31,865,538
      Oppenheimer Capital Appreciation
        Portfolio (Class A)................... 16,796,671     140,420,171
      PIMCO Inflation Protected Bond Portfolio
        (Class A)............................. 14,477,635     154,042,040
      PIMCO Total Return Portfolio (Class A).. 12,148,940     138,497,916
      Third Avenue Small Cap Value Portfolio
        (Class A).............................  4,385,641      63,065,520
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................  4,158,565      31,397,164
      Turner Mid-Cap Growth Portfolio
        (Class A).............................  2,812,921      31,589,100
                                                          ---------------
      Total Investment Company Securities
      (Cost $1,549,290,963)                                 1,561,571,458
                                                          ---------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $1,549,290,963)                                 1,561,571,458

      Other Assets and Liabilities (net) - (0.00%)               (343,746)
                                                          ---------------

      TOTAL NET ASSETS (100%)                             $ 1,561,227,712
                                                          ===============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE DEFENSIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY
     DESCRIPTION                                   SHARES       VALUE
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100%
     OTHER - 100%
     Davis Venture Value Portfolio (Class A)*....    92,533 $   2,612,194
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A).................................   442,597     5,284,610
     Harris Oakmark International Portfolio
       (Class A).................................   183,786     2,639,167
     Jennison Growth Portfolio (Class A)*........   239,932     2,620,063
     Lord Abbett Bond Debenture Portfolio
       (Class A)................................. 1,431,932    18,085,305
     Lord Abbett Growth and Income Portfolio
       (Class A).................................   478,983    13,143,298
     Met/Aim Mid-Cap Equity Portfolio (Class A)..   277,972     3,927,745
     MFS Research International Portfolio
       (Class A).................................   452,409     5,302,232
     Neuberger Berman Real Estate Portfolio
       (Class A).................................   107,212     1,336,932
     Oppenheimer Capital Appreciation Portfolio
       (Class A)................................. 1,093,645     9,142,873
     PIMCO Inflation Protected Bond Portfolio
       (Class A)................................. 2,784,388    29,625,886
     PIMCO Total Return Portfolio (Class A)...... 2,706,925    30,858,942
     Third Avenue Small Cap Value Portfolio
       (Class A).................................   183,753     2,642,361
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A).................................   348,474     2,630,977
                                                            -------------
     Total Investment Company Securities
     (Cost $130,320,894)                                      129,852,585
                                                            -------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $130,320,894)                                      129,852,585

     Other Assets and Liabilities (net) - (0.00%)                 (44,476)
                                                            -------------

     TOTAL NET ASSETS (100%)                                $ 129,808,109
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY
      DESCRIPTION                                SHARES        VALUE
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100%
      OTHER - 100%
      Davis Venture Value Portfolio
        (Class A)*............................  8,270,553 $   233,477,719
      Goldman Sachs Mid-Cap Value Portfolio
        (Class A).............................  3,484,759      41,608,028
      Harris Oakmark Focused Value Portfolio
        (Class A).............................    226,116      55,142,825
      Harris Oakmark International Portfolio
        (Class A).............................  7,736,346     111,093,935
      Janus Aggressive Growth Portfolio
        (Class A)............................. 14,496,332     110,896,936
      Jennison Growth Portfolio (Class A)*....  6,302,032      68,818,189
      Lord Abbett Bond Debenture Portfolio
        (Class A).............................  4,307,804      54,407,560
      Lord Abbett Growth and Income Portfolio
        (Class A).............................  9,058,766     248,572,526
      Met/Aim Small Cap Growth Portfolio
        (Class A).............................  3,230,013      41,473,369
      MFS Research International Portfolio
        (Class A).............................  7,135,200      83,624,547
      Neuberger Berman Real Estate Portfolio
        (Class A).............................  2,250,299      28,061,229
      Oppenheimer Capital Appreciation
        Portfolio (Class A)...................  8,214,461      68,672,897
      PIMCO Inflation Protected Bond Portfolio
        (Class A).............................  6,372,403      67,802,373
      PIMCO PEA Innovation Portfolio
        (Class A).............................  5,909,707      27,302,846
      Third Avenue Small Cap Value Portfolio
        (Class A).............................  6,755,342      97,141,821
      T. Rowe Price Mid-Cap Growth Portfolio
        (Class A).............................  1,830,420      13,819,673
      Turner Mid-Cap Growth Portfolio
        (Class A).............................  2,476,704      27,813,386
                                                          ---------------
      Total Investment Company Securities
      (Cost $1,359,071,463)                                 1,379,729,859
                                                          ---------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $1,359,071,463)                                 1,379,729,859

      Other Assets and Liabilities (net) - (0.00%)               (304,234)
                                                          ---------------

      TOTAL NET ASSETS (100%)                             $ 1,379,425,625
                                                          ===============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
METLIFE MODERATE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY
     DESCRIPTION                                   SHARES       VALUE
     ---------------------------------------------------------------------

     INVESTMENT COMPANY SECURITIES - 100%
     OTHER - 100%
     Davis Venture Value Portfolio (Class A)*.... 1,243,833 $  35,113,411
     Goldman Sachs Mid-Cap Value Portfolio
       (Class A)................................. 1,697,179    20,264,314
     Harris Oakmark International Portfolio
       (Class A)................................. 1,059,943    15,220,787
     Jennison Growth Portfolio (Class A)*........ 1,842,165    20,116,443
     Lord Abbett Bond Debenture Portfolio
       (Class A)................................. 4,718,203    59,590,909
     Lord Abbett Growth and Income Portfolio
       (Class A)................................. 2,022,075    55,485,739
     Met/Aim Mid-Cap Equity Portfolio (Class A).. 1,066,970    15,076,290
     MFS Research International Portfolio
       (Class A)................................. 2,172,672    25,463,717
     Neuberger Berman Real Estate Portfolio
       (Class A).................................   822,370    10,254,956
     Oppenheimer Capital Appreciation Portfolio
       (Class A)................................. 5,400,597    45,148,988
     PIMCO Inflation Protected Bond Portfolio
       (Class A)................................. 7,445,628    79,221,477
     PIMCO Total Return Portfolio (Class A)...... 7,375,153    84,076,740
     Third Avenue Small Cap Value Portfolio
       (Class A)................................. 1,057,721    15,210,031
     T. Rowe Price Mid-Cap Growth Portfolio
       (Class A)................................. 2,006,039    15,145,592
     Turner Mid-Cap Growth Portfolio (Class A)...   452,532     5,081,938
                                                            -------------
     Total Investment Company Securities
     (Cost $499,670,216)                                      500,471,332
                                                            -------------

     TOTAL INVESTMENTS - 100.0%
     (Cost $499,670,216)                                      500,471,332

     Other Assets and Liabilities (net) - (0.00%)                (121,414)
                                                            -------------

     TOTAL NET ASSETS (100%)                                $ 500,349,918
                                                            =============

* Part of Metropolitan Series Fund, Inc.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 95.6%
        AUSTRIA - 1.2%
        Erste Bank der Oesterreichischen
          Sparkassen AG.......................    164,270 $    8,733,203
                                                          --------------
        BERMUDA - 0.0%
        Star Cruises, Ltd.*...................  1,035,000        237,761
                                                          --------------
        BRAZIL - 2.8%
        Aracruz Celulose S.A. (ADR)(a)........    196,560      7,410,312
        Brasil Telecom Participacoes..........
        S.A.(ADR)(a)..........................    135,030      5,151,394
        Companhia Vale do Rio Doce(ADR)(a)....    263,590      7,646,746
                                                          --------------
                                                              20,208,452
                                                          --------------
        CANADA - 1.4%
        Aber Diamond Corp.....................     53,400      1,884,158
        CoolBrands International, Inc.*.......     89,100        675,415
        Encana Corp.(a).......................    125,920      7,158,946
        Toronto-Dominion Bank(a)..............          5            207
                                                          --------------
                                                               9,718,726
                                                          --------------
        CHINA - 1.2%
        Air China, Ltd.*......................  6,540,000      2,524,187
        China Petroleum & Chemical Corp....... 10,394,000      4,230,162
        ZTE Corp.*(a).........................    648,500      2,098,314
                                                          --------------
                                                               8,852,663
                                                          --------------
        FRANCE - 11.6%
        Axa(a)................................    495,300     12,230,789
        BNP Paribas S.A.(a)...................    152,060     10,971,467
        Compagnie Generale des Establissements
          Michelin(a).........................     91,140      5,818,189
        Credit Agricole S.A.(a)...............    305,650      9,175,931
        PSA Puegeot Citroen(a)................    115,030      7,266,002
        Sanofi-Synthelabo S.A.(a).............    122,123      9,733,020
        Suez S.A.(a)..........................    557,680     14,837,011
        Total Fina Elf S.A.(a)................     58,260     12,716,062
                                                          --------------
                                                              82,748,471
                                                          --------------
        GERMANY - 3.7%
        Bayerische Motoren Werke (BMW) AG(a)..    159,996      7,187,296
        Deutsche Telekom AG*(a)...............    560,900     12,655,536
        Hypo Real Estate Holding AG*..........    148,740      6,139,461
                                                          --------------
                                                              25,982,293
                                                          --------------
        HONG KONG - 1.1%
        China Mengniu Dairy Co., Ltd.*........  5,763,000      4,519,373
        Esprit Holdings, Ltd..................    492,000      2,972,259
                                                          --------------
                                                               7,491,632
                                                          --------------
        HUNGARY - 2.1%
        MOL Magyar Olaj-es Gazipari Rt.(GDR)..     71,660      5,159,520
        OTP Bank, Ltd. (GDR)..................    154,300      9,428,244
                                                          --------------
                                                              14,587,764
                                                          --------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        INDIA - 0.2%
        HDFC Bank, Ltd.(ADR)(a)................    35,470 $    1,608,919
                                                          --------------
        IRELAND - 1.6%
        Anglo Irish Bank Corp..................   306,764      7,411,295
        Depfa Bank Plc*........................   255,880      4,276,967
                                                          --------------
                                                              11,688,262
                                                          --------------
        ITALY - 1.5%
        Italcementi S.p.A.(a)..................   102,110      1,637,525
        Italcementi S.p.A.(a)..................   167,880      1,917,270
        Riunione Adriatica di Sicurta S.p.A.(a)   320,920      7,239,136
                                                          --------------
                                                              10,793,931
                                                          --------------
        JAPAN - 22.0%
        Aiful Corp.............................    99,250     10,881,095
        Aisin Seiki Co., Ltd...................   138,800      3,516,650
        Asahi Glass Co.(a).....................   630,000      6,923,884
        Canon, Inc.(a).........................   191,000     10,317,783
        Chugai Pharmaceutical Co., Ltd.(a).....   397,400      6,563,457
        FUNAI ELECTRIC Co., Ltd.(a)............    45,700      5,671,802
        Kaneka Corp............................   137,000      1,542,980
        Lawson, Inc............................    98,200      3,620,370
        Leopalace21 Corp.(a)...................   480,600      8,429,984
        Mitsubishi Tokyo Finacial Group, Inc...       617      6,231,492
        Mitsui Mining & Smelting Co., Ltd...... 2,522,000     11,053,551
        Seiko Epson Corp.(a)...................   377,200     16,732,933
        Sekisui Chemical Co., Ltd.(a).......... 1,488,000     10,878,377
        Softbank Corp.(a)......................   266,600     12,992,298
        Takefuji Corp.(a)......................   174,900     11,792,761
        Tanabe Seiyaku Co., Ltd................   758,000      7,811,556
        Tokyo Gas Co., Ltd.(a)................. 2,708,000     11,081,969
        UFJ Holdings, Inc.*....................       987      5,949,843
        Yamanouchi Pharmaceutical Co., Ltd.....   109,700      4,273,716
                                                          --------------
                                                             156,266,501
                                                          --------------
        KOREA - 3.8%
        Hana Bank..............................   136,650      3,402,349
        Hanaro Telecom, Inc.*.................. 1,148,092      3,563,531
        Hyundai Mobis..........................   133,450      8,421,303
        Samsung Electronics Co., Ltd...........    25,920     11,311,570
                                                          --------------
                                                              26,698,753
                                                          --------------
        MEXICO - 3.7%
        America Movil S.A. de C.V. (ADR).......   157,920      8,267,112
        Grupo Elektra, S.A. de C.V.............   441,930      4,099,279
        Grupo Financiero Inbursa, S.A. de C.V.. 1,985,320      3,649,302
        Grupo Televisa, S.A.(ADR)..............   164,860      9,974,030
                                                          --------------
                                                              25,989,723
                                                          --------------
        NETHERLANDS - 1.7%
        Koninklijke (Royal) KPN N.V............ 1,278,480     12,114,853
                                                          --------------
        NORWAY - 0.9%
        Statoil ASA............................   425,670      6,725,641
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       SINGAPORE - 1.9%
       DBS Group Holdings, Ltd.................   600,000 $    5,908,347
       Singapore Telecommunications, Ltd.*(a).. 4,964,290      7,236,027
                                                          --------------
                                                              13,144,374
                                                          --------------
       SPAIN - 2.0%
       Altadis, S.A............................    99,820      4,557,100
       Banco Bilbao Vizcaya Argentaria, S.A.(a)   550,790      9,719,903
                                                          --------------
                                                              14,277,003
                                                          --------------
       SWEDEN - 3.3%
       Atlas Copco AB - A Shares(a)............   172,110      7,732,589
       Sandvik AB(a)...........................   296,620     11,910,586
       Swedish Match AB........................   323,600      3,734,076
                                                          --------------
                                                              23,377,251
                                                          --------------
       SWITZERLAND - 6.1%
       Nestle S.A..............................    40,433     10,561,840
       Roche Holding AG........................   122,460     14,037,881
       Syngenta AG*............................    57,350      6,067,772
       UBS AG..................................   149,368     12,472,032
                                                          --------------
                                                              43,139,525
                                                          --------------
       UNITED KINGDOM - 20.6%
       Anglo American Plc......................   302,270      7,130,459
       AstraZeneca Plc.........................   314,773     11,423,149
       Barclays Plc............................   806,170      9,042,395
       BP Plc (ADR)............................   270,120     15,775,008
       Burberry Group Plc......................   660,020      5,069,861
       AVIVA Plc...............................   925,813     11,130,791
       Diageo Plc..............................   817,690     11,633,574
       easyJet Plc*............................ 1,085,420      3,908,391
       Kingfisher Plc.......................... 1,507,202      8,939,750
       Reckitt Benckiser Plc...................   354,964     10,696,778
       Reed International Plc..................   723,470      6,655,490
       Royal Bank of Scotland Group Plc........   468,040     15,698,824
       TI Automotive, Ltd. - Class A*(b).......    45,100              0
       Vodafone Group Plc...................... 6,404,895     17,315,078
       Yell Group Plc.......................... 1,468,755     12,390,819
                                                          --------------
                                                             146,810,367
                                                          --------------
       UNITED STATES - 1.2%
       Manpower, Inc...........................    87,450      4,223,835
       News Corporation, Inc.-CDI Class B*(a)..    12,650        241,886
       Synthes, Inc.*..........................    35,560      3,970,453
                                                          --------------
                                                               8,436,174
                                                          --------------
       Total Common Stocks (Cost $585,182,440)               679,632,242
                                                          --------------

       PREFERRED STOCK - 1.7%
       JAPAN - 1.7%
       Nintendo Co., Ltd.(a)
       (Cost $11,095,246)                          94,400     11,859,947
                                                          --------------

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 26.7%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.250%
       to be repurchased at $21,333,222 on
       01/03/05 collateralized by
       $21,685,000 FHLB 3.375% due
       07/21/08 with a value of
       $21,759,531............................ $ 21,331,000 $  21,331,000
     State Street Navigator Securities Lending
       Prime Portfolio(c).....................  168,928,139   168,928,139
                                                            -------------
     Total Short-Term Investments
     (Cost $190,259,139)                                      190,259,139
                                                            -------------

     TOTAL INVESTMENTS - 124.0%
     (Cost $786,536,825)                                      881,751,328

     Other Assets and Liabilities (net) - (24.0%)            (170,528,981)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 711,222,347
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Illiquid securities representing in the aggregate 0.00% of net assets.

(c) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

Summary of Total Foreign Securities by Industry Classification 12/31/2004

                                                    VALUE     PERCENT OF
        INDUSTRY                                    (000)     NET ASSETS
        ----------------------------------------------------------------
        Airlines................................ $  6,432,578     0.9%
        Automotive..............................   26,391,251     3.7
        Banks...................................  123,680,720    17.4
        Beverages, Food & Tobacco...............   53,865,389     7.6
        Building Products.......................   18,211,268     2.6
        Chemicals...............................   18,489,129     2.6
        Commercial Services & Supplies..........   31,274,550     4.4
        Energy Equipment & Services.............   20,508,813     2.9
        Financials - Diversified................   35,666,154     5.0
        Health Care Equipment & Supplies........    3,970,453     0.6
        Hotels, Restaurants & Leisure...........      237,761     0.0
        Household Durables......................   11,311,570     1.6
        Household Products......................   10,696,778     1.5
        Insurance...............................   30,600,715     4.3
        Leisure Equipment & Products............   11,859,947     1.7
        Machinery...............................   11,910,586     1.7
        Media...................................   29,262,225     4.1
        Metals & Mining.........................    9,530,903     1.3
        Oil & Gas...............................   62,847,309     8.8
        Paper & Forest Products.................    7,410,312     1.0
        Pharmaceuticals.........................   53,842,779     7.6
        Real Estate.............................   14,569,445     2.0
        Retail - Multiline......................   16,659,399     2.3
        Retail - Specialty......................    8,042,120     1.1
        Telecommunication Services - Diversified   68,401,846     9.6
        Tires & Rubber..........................    5,818,189     0.9
                                                 ------------    ----
                                                 $691,492,189    97.2%
                                                 ============    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



         --------------------------------------------------------------
         SECURITY                                PAR         VALUE
         DESCRIPTION                            AMOUNT      (NOTE 2)
         --------------------------------------------------------------

         COMMERCIAL PAPER - 47.1%
         BANKS - 25.5%
         ANZ (Delaware), Inc.,
           2.015%, due 02/14/05.............. $ 6,000,000 $   5,985,223
         CBA Finance, Inc.
          1.970%, due 01/10/05...............   5,000,000     4,997,537
          2.340%, due 03/02/05...............   1,700,000     1,693,370
         Fortis Funding, 2.000%, due 01/21/05   6,000,000     5,993,333
         HBOS Treasury Services Plc,
           2.000%, due 02/01/05..............   3,000,000     2,994,833
          2.470%, due 04/12/05...............   2,000,000     1,986,141
         Skandinaviska Enskilda Banken,
           2.270%, due 02/17/05..............   4,500,000     4,486,664
         Spintab AB, 2.250%, due 03/10/05....   3,700,000     3,684,275
         UBS Finance, Inc.,
           2.030%, due 02/22/05..............   2,000,000     1,994,136
          2.390%, due 03/14/05...............   3,000,000     2,985,660
                                                          -------------
                                                             36,801,172
                                                          -------------
         FINANCIALS - DIVERSIFIED - 18.5%
         ABN AMRO North America, Inc.,
           1.945%, due 01/31/05..............   5,000,000     4,991,896
         Danske Corp.,
           2.220%, due 01/24/05..............     500,000       499,291
          2.390%, due 03/15/05...............   3,500,000     3,483,037
         ING U. S. Funding LLC,
           2.400%, due 03/14/05..............   4,000,000     3,980,800
         Nestle Capital Corp.,
           2.270%, due 03/21/05..............   4,500,000     4,477,584
         Nordea North America, Inc.,
           1.920%, due 01/25/05..............   3,400,000     3,395,648
         Shell Finance UK Plc,
           1.990%, due 01/28/05..............   6,000,000     5,991,045
                                                          -------------
                                                             26,819,301
                                                          -------------
         PHARMACEUTICALS - 3.1%
         Pfizer, Inc., 2.225%, due 02/08/05..   4,500,000     4,489,431
                                                          -------------
         Total Commercial Paper
         (Cost $68,109,904)                                  68,109,904
                                                          -------------

         CORPORATE NOTES - 2.9%
         BANKS - 2.9%
         Bank of America N.A.,
          2.000%, due 02/01/05...............     200,000       200,000
          2.300%, due 03/16/05...............   4,000,000     4,000,000
                                                          -------------
         Total Corporate Notes
         (Cost $4,200,000)                                    4,200,000
                                                          -------------

         U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 30.3%
         Federal Home Loan Bank,
          1.960%, due 01/21/05...............   2,000,000     1,997,800
          2.076%, due 02/02/05...............   4,300,000     4,291,515
          2.313%, due 03/04/05...............     200,000       199,208
          2.320%, due 03/09/05...............   3,400,000     3,385,319

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
     Federal Home Loan Mortgage Corporation,
       1.950%, due 01/18/05..................... $ 2,300,000 $   2,297,882
      1.923%, due 01/24/05......................  10,664,000    10,650,715
     Federal National Mortgage Association,
      1.989%, due 01/26/05......................   3,000,000     2,995,771
      2.197%, due 02/16/05......................     300,000       299,141
      2.203%, due 02/23/05......................   7,400,000     7,375,161
      2.302%, due 03/09/05......................   5,000,000     4,978,225
     U. S. Treasury Bill,
       2.091%, due 04/07/05.....................   5,300,000     5,270,447
                                                             -------------
     Total U.S. Government & Agency Discount Notes
     (Cost $43,741,184)                                         43,741,184
                                                             -------------
     FOREIGN GOVERNMENT & AGENCY - 3.4%
     Bank Ireland Governor & Co.,
       1.960%, due 01/27/05
       (Cost $4,992,922)........................   5,000,000     4,992,922
                                                             -------------

     REPURCHASE AGREEMENTS - 16.4%
     Lehman Brothers, Inc., Repurchase
       Agreement, dated 12/31/04 at 1.65% to
       be repruchased at $23,403,218 on
       01/03/05 collateralized by $21,950,000
       U.S. Treasury Bond 2.375% due
       01/15/25 with a value of
       $24,025,417..............................  23,400,000    23,400,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 0.50% to
       be repurchased at $284,012 on
       01/03/05 collateralized by $290,000
       FHLMC 1.800% due 08/04/05 with a
       value of $290,481........................     284,000       284,000
                                                             -------------
     Total Repurchase Agreements
     (Cost $23,684,000)                                         23,684,000
                                                             -------------
     TOTAL INVESTMENTS - 100.1%
     (Cost $144,728,010)                                       144,728,010

     Other Assets and Liabilities (net) - (0.1%)                  (213,289)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 144,514,721
                                                             =============

PORTFOLIO FOOTNOTES:

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                  SHARES     (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 96.1%
      APARTMENTS - 17.7%
      Apartment Investment & Management Co. -
        Class A (REIT)............................ 116,500 $    4,489,910
      Archstone-Smith Trust (REIT)................ 200,200      7,667,660
      Avalonbay Communities, Inc. (REIT)..........  75,640      5,695,692
      BRE Properties, Inc. (REIT).................  95,600      3,853,636
      Equity Residential (REIT)................... 280,300     10,141,254
      Essex Property Trust, Inc. (REIT)...........  93,500      7,835,300
      United Dominion Realty Trust, Inc. (REIT)... 291,600      7,231,680
                                                           --------------
                                                               46,915,132
                                                           --------------

      COMMUNITY CENTERS - 12.3%
      Developers Diversified Realty Corp. (REIT).. 183,700      8,150,769
      Federal Realty Investment Trust (REIT)...... 124,000      6,404,600
      Kimco Realty Corp. (REIT)................... 182,600     10,588,974
      Pan Pacific Retail Properties, Inc. (REIT).. 119,300      7,480,110
                                                           --------------
                                                               32,624,453
                                                           --------------
      DIVERSIFIED - 8.7%
      Equity Lifestyle Properties, Inc. (REIT).... 167,900      6,002,425
      Spirit Finance Corp. (REIT)*................ 235,700      2,981,605
      Vornado Realty Trust (REIT)................. 185,700     14,137,341
                                                           --------------
                                                               23,121,371
                                                           --------------
      HEALTH CARE - 2.3%
      Ventas, Inc. (REIT)......................... 216,400      5,931,524
                                                           --------------
      INDUSTRIALS - 7.0%
      CenterPoint Properties Trust (REIT)......... 210,600     10,085,634
      ProLogis (REIT)............................. 196,800      8,527,344
                                                           --------------
                                                               18,612,978
                                                           --------------
      LODGING - 7.5%
      Host Marriott Corp. (REIT).................. 634,300     10,973,390
      La Quinta Corp.*............................ 299,300      2,720,637
      Sunstone Hotel Investors, Inc. (REIT)....... 296,500      6,161,270
                                                           --------------
                                                               19,855,297
                                                           --------------
      OFFICE - 22.6%
      Alexandria Real Estate Equities, Inc. (REIT)  88,000      6,548,960
      Arden Realty, Inc (REIT).................... 206,600      7,792,952
      Boston Properties, Inc. (REIT).............. 131,200      8,484,704
      Brandywine Realty Trust (REIT).............. 168,100      4,940,459
      Brookfield Properties Corp.................. 234,100      8,755,340
      Kilroy Realty Corp. (REIT).................. 127,700      5,459,175
      Mack-Cali Realty Corp. (REIT)...............  58,800      2,706,564
      SL Green Realty Corp. (REIT)................ 168,000     10,172,400
      Trizec Properties, Inc. (REIT).............. 263,300      4,981,636
                                                           --------------
                                                               59,842,190
                                                           --------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     OFFICE INDUSTRIAL - 0.8%
     PS Business Parks, Inc. (REIT).............      48,500 $   2,187,350
                                                             -------------
     REGIONAL MALLS - 17.2%
     CBL & Associates Properties, Inc.
       (REIT)...................................     112,500     8,589,375
     General Growth Properties, Inc. (REIT).....     191,300     6,917,408
     Mills Corp. (The) (REIT)...................     149,600     9,538,496
     Simon Property Group, Inc. (REIT)..........     202,500    13,095,675
     Taubman Centers, Inc. (REIT)...............     251,900     7,544,405
                                                             -------------
                                                                45,685,359
                                                             -------------
     Total Common Stocks (Cost $210,711,195)                   254,775,654
                                                             -------------

     SHORT-TERM INVESTMENTS - 4.1%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25% to
       be repurchased at $10,910,136 on
       01/03/05 collateralized by $11,110,000
       FHLMC 1.800% due 08/04/05 with a
       value of $11,128,443 (Cost
       $10,909,000)............................. $10,909,000    10,909,000
                                                             -------------

     TOTAL INVESTMENTS - 100.2%
     (Cost $221,620,195)                                       265,684,654

     Other Assets and Liabilities (net) - (0.2%)                  (496,623)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 265,188,031
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 97.5%
       ADVERTISING - 0.4%
       Omnicom Group, Inc..........................  46,900 $   3,954,608
                                                            -------------
       AEROSPACE & DEFENSE - 2.9%
       Empresa Brasileira de Aeronautica
         S.A.(ADR)(a).............................. 149,900     5,012,656
       Honeywell International, Inc................ 100,900     3,572,869
       Lockheed Martin Corp........................ 129,600     7,199,280
       Northrop Grumman Corp.......................  52,300     2,843,028
       Rockwell Collins, Inc.......................  17,500       690,200
       United Technologies Corp....................  71,400     7,379,190
                                                            -------------
                                                               26,697,223
                                                            -------------
       AIR FREIGHT & LOGISTICS - 2.0%
       Expeditors International of Washington, Inc.  82,300     4,598,924
       FedEx Corp..................................  57,100     5,623,779
       United Parcel Service, Inc. - Class B.......  99,700     8,520,362
                                                            -------------
                                                               18,743,065
                                                            -------------
       BANKS - 1.0%
       Bank of America Corp........................ 100,200     4,708,398
       MBNA Corp................................... 172,300     4,857,137
                                                            -------------
                                                                9,565,535
                                                            -------------
       BEVERAGES - 2.9%
       Anheuser-Busch Co., Inc..................... 179,200     9,090,816
       Coca-Cola Co................................  67,400     2,805,862
       PepsiCo, Inc................................ 291,600    15,221,520
                                                            -------------
                                                               27,118,198
                                                            -------------
       BIOTECHNOLOGY - 0.8%
       Applera Corp. - Applied Biosystems Group....  78,600     1,643,526
       Digene Corp.*(a)............................  42,500     1,111,375
       Genentech, Inc.*............................  84,500     4,600,180
                                                            -------------
                                                                7,355,081
                                                            -------------

       CHEMICALS - 2.7%
       Air Products & Chemicals, Inc............... 119,300     6,915,821
       Dow Chemical Co.............................  40,900     2,024,959
       E.I. du Pont de Nemours & Co................ 133,100     6,528,555
       Praxair, Inc................................ 210,900     9,311,235
                                                            -------------
                                                               24,780,570
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 1.4%
       Kinder Morgan Management LLC................ 117,100     4,765,970
       Manpower, Inc...............................  44,300     2,139,690
       Waste Management, Inc....................... 216,700     6,487,998
                                                            -------------
                                                               13,393,658
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 5.2%
       Cisco Systems, Inc.*........................ 951,600    18,365,880
       Lucent Technologies, Inc.*(a)............... 888,700     3,341,512
       Motorola, Inc............................... 297,700     5,120,440
       Nokia Oyj(ADR).............................. 441,500     6,918,305

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMUNICATIONS EQUIPMENT & SERVICES - CONTINUED
        Tektronix, Inc........................... 164,500 $   4,969,545
        Telefonaktiebolaget LM Ericsson(ADR)*(a). 144,600     4,553,454
        Telefonos de Mexico S.A. de C.V. (ADR)(a) 135,900     5,207,688
                                                          -------------
                                                             48,476,824
                                                          -------------
        COMPUTERS & PERIPHERALS - 3.7%
        Dell, Inc.*.............................. 218,700     9,216,018
        International Business Machines Corp..... 221,700    21,855,186
        Sun Microsystems, Inc.*.................. 675,500     3,634,190
                                                          -------------
                                                             34,705,394
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
        Agilent Technologies, Inc.*.............. 231,800     5,586,380
        Broadcom Corp. - Class A*................ 148,000     4,777,440
        L-3 Communications Holdings, Inc.........  59,300     4,343,132
        PerkinElmer, Inc......................... 182,800     4,111,172
                                                          -------------
                                                             18,818,124
                                                          -------------
        FINANCIALS - DIVERSIFIED - 8.5%
        American Express Co...................... 203,900    11,493,843
        Bear Stearns Companies, Inc..............  51,900     5,309,889
        Citigroup, Inc........................... 455,300    21,936,354
        Goldman Sachs Group, Inc. (The)..........  54,500     5,670,180
        J.P. Morgan Chase & Co................... 291,100    11,355,811
        Morgan Stanley........................... 304,600    16,911,392
        Prudential Financial, Inc................ 113,300     6,226,968
                                                          -------------
                                                             78,904,437
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 5.9%
        Johnson & Johnson........................ 292,200    18,531,324
        Medtronic, Inc........................... 365,700    18,164,319
        Millipore Corp.*......................... 168,300     8,383,023
        Stryker Corp............................. 134,500     6,489,625
        Varian Medical Systems, Inc.*............  41,200     1,781,488
        Waters Corp.*............................  38,700     1,810,773
                                                          -------------
                                                             55,160,552
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.3%
        Laboratory Corp. of America Hldgs.*......  36,200     1,803,484
        Quest Diagnostics, Inc...................   9,900       945,945
                                                          -------------
                                                              2,749,429
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 1.9%
        Carnival Corp............................ 151,100     8,707,893
        Royal Caribbean Cruises, Ltd.(a)......... 165,300     8,998,932
                                                          -------------
                                                             17,706,825
                                                          -------------
        HOUSEHOLD PRODUCTS - 2.3%
        Estee Lauder Cos., Inc. - Class A........ 119,200     5,455,784
        Kimberly-Clark Corp......................  32,500     2,138,825
        Procter & Gamble Co...................... 248,600    13,692,888
                                                          -------------
                                                             21,287,497
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        INDUSTRIAL - DIVERSIFIED - 6.1%
        General Electric Co...................... 1,306,600 $ 47,690,900
        Rockwell Automation, Inc.................    22,100    1,095,055
        Tyco International, Ltd..................   218,700    7,816,338
                                                            ------------
                                                              56,602,293
                                                            ------------
        INSURANCE - 1.5%
        American International Group, Inc........   177,500   11,656,425
        XL Capital, Ltd. - Class A...............    27,500    2,135,375
                                                            ------------
                                                              13,791,800
                                                            ------------
        INTERNET SOFTWARE & SERVICES - 1.7%
        Novell, Inc.*............................   150,700    1,017,225
        VeriSign, Inc.*..........................    20,800      697,216
        Yahoo!, Inc.*............................   369,400   13,918,992
                                                            ------------
                                                              15,633,433
                                                            ------------
        IT CONSULTING & SERVICES - 0.7%
        Accenture, Ltd. - Class A*...............   107,400    2,899,800
        Ingram Micro, Inc. - Class A*............   175,800    3,656,640
                                                            ------------
                                                               6,556,440
                                                            ------------
        MACHINERY - 0.7%
        Ingersoll-Rand Co. - Class A.............    86,300    6,929,890
                                                            ------------
        MEDIA - 11.1%
        Clear Channel Communications, Inc........   205,400    6,878,846
        Comcast Corp. - Class A*.................   907,500   29,802,300
        News Corp. - Class B(a)..................   608,100   11,675,520
        Time Warner, Inc.*....................... 1,057,000   20,548,080
        Univision Communications, Inc. - Class A*   204,600    5,988,642
        Viacom, Inc. - Class B...................   556,200   20,240,118
        Walt Disney Co...........................   317,900    8,837,620
                                                            ------------
                                                             103,971,126
                                                            ------------
        METALS & MINING - 0.1%
        Alcan, Inc.(a)...........................    18,200      892,528
                                                            ------------
        OIL & GAS - 3.9%
        Amerada Hess Corp.(a)....................    38,000    3,130,440
        Burlington Resources, Inc................    64,100    2,788,350
        Devon Energy Corp........................    49,200    1,914,864
        Exxon Mobil Corp.........................   365,500   18,735,530
        Halliburton Co...........................    16,600      651,384
        Murphy Oil Corp..........................    32,400    2,606,580
        Schlumberger, Ltd........................   103,400    6,922,630
                                                            ------------
                                                              36,749,778
                                                            ------------
        PHARMACEUTICALS - 8.7%
        Abbott Laboratories......................    39,900    1,861,335
        Amgen, Inc.*.............................   198,100   12,708,115
        Eli Lilly & Co...........................   143,800    8,160,650
        Gilead Sciences, Inc.*...................   215,200    7,529,848
        MedImmune, Inc.*.........................    56,800    1,539,848

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                              SHARES     (NOTE 2)
         --------------------------------------------------------------

         PHARMACEUTICALS - CONTINUED
         Merck & Co., Inc.......................   187,100 $  6,013,394
         Novartis AG............................   233,401   11,713,805
         Pfizer, Inc............................   662,400   17,811,936
         Pharmaceutical Product Development,
           Inc.*(a).............................    32,500    1,341,925
         Roche Holding AG.......................    21,411    2,454,394
         Teva Pharmaceutical Industries, Ltd.
           (ADR)(a).............................   332,000    9,913,520
                                                           ------------
                                                             81,048,770
                                                           ------------
         RETAIL - MULTILINE - 4.5%
         Costco Wholesale Corp..................   106,700    5,165,347
         Federated Department Stores, Inc.......    98,200    5,674,978
         J.C. Penney Co., Inc...................    56,600    2,343,240
         Target Corp............................   213,200   11,071,476
         Wal-Mart Stores, Inc...................   297,100   15,692,822
         Walgreen Co............................    60,200    2,309,874
                                                           ------------
                                                             42,257,737
                                                           ------------
         RETAIL - SPECIALTY - 3.1%
         Best Buy Co., Inc......................   107,500    6,387,650
         Gap, Inc...............................   383,600    8,101,632
         Home Depot, Inc. (The).................   182,800    7,812,872
         Lowe's Cos., Inc.......................    81,200    4,676,308
         Williams-Sonoma, Inc.*.................    53,000    1,857,120
                                                           ------------
                                                             28,835,582
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
         Altera Corp.*..........................    69,100    1,430,370
         Analog Devices, Inc....................   116,000    4,282,720
         Intel Corp.............................   736,000   17,215,040
         Texas Instruments, Inc.................   280,000    6,893,600
                                                           ------------
                                                             29,821,730
                                                           ------------
         SOFTWARE - 7.5%
         Adobe Systems, Inc.....................   173,400   10,879,116
         Cadence Design Systems, Inc.*..........   237,500    3,279,875
         Citrix Systems, Inc.*..................   181,500    4,452,195
         EMC Corp.*.............................   116,300    1,729,381
         Mercury Interactive Corp.*.............   102,800    4,682,540
         Microsoft Corp......................... 1,290,300   34,463,913
         SAP AG (ADR)(a)........................   232,300   10,269,983
                                                           ------------
                                                             69,757,003
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
         AT & T Corp.(a)........................    92,400    1,761,144
         Sprint Corp............................   211,700    5,260,745
                                                           ------------
                                                              7,021,889
                                                           ------------
         Total Common Stocks (Cost $842,878,729)            909,287,019
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 8.2%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.250% to
       be repurchased at $26,912,803 on
       01/03/05 collateralized by $27,355,000
       FHLB 3.375% due 07/21/08 with a value
       of $27,449,019........................... $26,910,000 $ 26,910,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  49,353,516   49,353,516
                                                             ------------
     Total Short-Term Investments
     (Cost $76,263,516)                                        76,263,516
                                                             ------------
     TOTAL INVESTMENTS - 105.7%
     (Cost $919,142,245)                                      985,550,535

     Other Assets and Liabilities (net) - (5.7%)              (52,960,166)
                                                             ------------
     TOTAL NET ASSETS - 100.0%                               $932,590,369
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR          VALUE
      DESCRIPTION                               AMOUNT       (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - 0.5%
      Badger Tob Asset Securitization Corp.
        6.375%, due 06/01/32................ $  1,000,000 $       961,800
      California County Tob Securitization
        Agency 5.625%, due 06/01/23.........      200,000         191,492
      Golden State Tob Securitization Corp.
        6.750%, due 06/01/39................    1,000,000       1,004,360
      Ohio State 5.000%, due 06/15/13.......    1,000,000       1,112,690
      Tobacco Settlement Financing Corp.
        6.000%, due 06/01/23................    1,000,000         974,950
      Tobacco Settlement Revenue
        Management 6.375%, due 05/15/28.....      200,000         195,354
                                                          ---------------
      Total Municipals (Cost $4,196,008)                        4,440,646
                                                          ---------------

      DOMESTIC BONDS & DEBT SECURITIES - 5.8%
      ASSET-BACKED SECURITIES - 2.5%
      Asset-Backed Securities Corp.
        2.903%, due 01/15/33 - Class A+.....    1,378,028       1,383,920
      Equity One ABS, Inc.
        2.718%, due 04/25/34+...............    2,240,093       2,236,925
      GSAMP Trust 2.708%, due
        03/25/34+...........................    1,100,021       1,100,728
      Master Asset Backed Securities Trust
        2.518%, due 02/25/34+...............      119,610         119,687
      Merrill Lynch Mortgage Investors, Inc.
        2.518%, due 12/25/34+...............      298,405         298,623
      Residential Asset Mortgage Products,
        Inc. 2.578%, due 09/25/13+..........    4,110,139       4,112,788
      Small Business Administration
        4.504%, due 02/10/14................    2,744,653       2,728,507
       4.880%, due 11/01/24.................    5,300,000       5,330,016
      Wells Fargo Home Equity Trust
        2.578%, due 06/25/19+...............      443,099         443,420
      Redwood Capital, Ltd. 2003-3
        5.860%, due 01/01/06
        (144A)(a)+..........................    1,200,000       1,207,032
      Redwood Capital, Ltd. 2003-4
        4.310%, due 01/01/06 (144A)(a)+.....    1,200,000       1,207,584
      Truman Capital Mortgage Loan Trust
        2.758%, due 01/25/34 - Class A1
        (144A)(b)+..........................      343,815         343,493
                                                          ---------------
                                                               20,512,723
                                                          ---------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 1.0%
      Bank of America Mortgage Securities
        6.500%, due 09/25/33................      577,903         587,764
      Bear Stearns ARM Trust
        4.300%, due 01/25/34+...............    6,114,656       6,116,249
      Sequoia Mortgage Trust
        2.760%, due 10/19/26 - Class A+.....    1,715,900       1,715,838
                                                          ---------------
                                                                8,419,851
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                    PAR          VALUE
      DESCRIPTION                                AMOUNT       (NOTE 2)
      --------------------------------------------------------------------

      FINANCIALS - DIVERSIFIED - 0.7%
      Ford Motor Credit Co.
        3.240%, due 11/16/06+................ $  2,400,000 $     2,398,354
      General Motors Acceptance Corp.
        3.185%, due 05/18/06+................    3,800,000       3,783,933
                                                           ---------------
                                                                 6,182,287
                                                           ---------------
      INSURANCE - 0.0%
      Residential Reinsurance, Ltd.
        7.350%, due 12/08/07
        (144A)(a)+...........................      500,000         487,653
                                                           ---------------
      MISCELLANEOUS - 0.3%
      Phoenix Quake Wind, Ltd.
        4.470%, due 07/03/08 (144A)(a)+......    1,500,000       1,552,290
      Vita Capital, Ltd. 3.356%, due 01/01/07
        (144A)(a)+...........................      800,000         802,472
                                                           ---------------
                                                                 2,354,762
                                                           ---------------
      OIL & GAS - 0.6%
      Halliburton Co.
        3.570%, due 10/17/05+................    1,200,000       1,210,012
       2.860%, due 01/26/07 (144A)(b)+.......    3,490,000       3,493,336
                                                           ---------------
                                                                 4,703,348
                                                           ---------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
      Sprint Capital Corp.
        7.900%, due 03/15/05.................    2,500,000       2,527,177
      Verizon Wireless Capital, Ltd.
        2.415%, due 05/23/05 (144A)(b)+......    3,100,000       3,099,526
                                                           ---------------
                                                                 5,626,703
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $48,472,843)                                        48,287,327
                                                           ---------------

      FOREIGN BONDS & DEBT SECURITIES - 1.5%
      FOREIGN GOVERNMENT - 1.5%
      Federal Republic of Brazil
        8.000%, due 04/15/14.................    1,114,133       1,140,928
      Government of France
        3.000%, due 07/25/12.................    7,440,720      11,396,031
                                                           ---------------
      Total Foreign Bonds & Debt Securities
      (Cost $12,284,980)                                        12,536,959
                                                           ---------------
      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 106.3%
      Federal National Mortgage Assoc.
        2.568%, due 08/25/34+................    3,958,057       3,955,108
      U.S. Treasury Inflation Index Bond
        3.875%, due 04/15/29.................   81,955,650     112,490,603
       3.375%, due 04/15/32..................    3,232,200       4,278,247
      U.S. Treasury Inflation Index Note
        3.375%, due 01/15/07.................   65,176,380      69,048,834
       3.625%, due 01/15/08..................   59,774,258      65,128,298
       3.875%, due 01/15/09..................   75,090,732      84,186,698
       4.250%, due 01/15/10..................   50,748,744      58,882,448

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                             SHARES/PAR      VALUE
        DESCRIPTION                            AMOUNT       (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         0.875%, due 04/15/10.............. $ 15,141,000 $    14,998,463
         3.500%, due 01/15/11..............   45,709,664      51,926,910
         3.375%, due 01/15/12..............    2,477,123       2,820,437
         3.000%, due 07/15/12..............  122,741,748     137,005,689
         1.875%, due 07/15/13..............   20,824,800      21,428,407
         2.000%, due 01/15/14..............  137,235,696     142,081,900
         2.000%, due 07/15/14..............   62,192,069      64,184,205
         2.375%, due 01/15/25..............   34,901,570      37,332,429
         3.625%, due 04/15/28..............   12,060,696      15,835,320
                                                         ---------------
        Total U.S. Government & Agency Obligations
        (Cost $873,326,240)                                  885,583,996
                                                         ---------------

        PREFERRED STOCK - 0.4%
        Federal National Mortgage Assoc.
          7.00%*+ (Cost $3,070,000)........       61,400       3,480,613
                                                         ---------------
        OPTIONS - 0.0%
        Eurodollar Put Expires 6/13/05.....      562,500               0
        Treasury Inflation Index Put Expire
          1/12/2005........................   54,000,000               0
        Treasury Inflation Index Put Expire
          2/28/2005........................  167,000,000               0
                                                         ---------------
        Total Options (Cost $49,828)                                   0
                                                         ---------------

        SHORT-TERM INVESTMENTS - 90.7%
        U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 63.3%
        Federal Home Loan Bank
          1.000%, due 01/03/05(c)..........   49,800,000      49,797,233
         1.050%, due 01/03/05(c)...........   22,600,000      22,598,682
         1.100%, due 01/03/05(c)...........   24,900,000      24,898,478
         1.200%, due 01/03/05(c)...........   24,900,000      24,898,340
         1.250%, due 01/03/05(c)...........   49,800,000      49,796,542
         2.090%, due 01/12/05(c)...........    3,800,000       3,797,556
         1.930%, due 01/14/05(c)...........    7,500,000       7,494,692
         1.957%, due 01/19/05(c)...........   20,800,000      20,779,512
         1.982%, due 01/21/05(c)...........   20,600,000      20,577,283
         2.295%, due 03/02/05(c)...........    7,900,000       7,869,782
        Federal Home Loan Mortgage Corp.
          1.919%, due 01/04/05(c)..........    7,100,000       7,098,852
         1.940%, due 01/04/05(c)...........    4,000,000       3,999,348
         1.926%, due 01/11/05(c)...........   14,900,000      14,891,846
         1.950%, due 01/18/05(c)...........    7,400,000       7,393,081
         2.060%, due 02/01/05(c)...........    7,300,000       7,287,051
         2.190%, due 02/15/05(c)...........    2,500,000       2,493,156
         2.255%, due 02/22/05(c)...........      900,000         897,069
         2.100%, due 03/01/05(c)...........      800,000         796,984
         2.110%, due 03/01/05(c)...........    2,300,000       2,292,047
         1.890%, due 03/07/05(c)...........      700,000         697,308
         2.183%, due 03/08/05(c)...........      700,000         697,029
         2.260%, due 03/14/05(c)...........      800,000         796,384
         2.380%, due 03/31/05(c)...........    5,900,000       5,865,285

         --------------------------------------------------------------
         SECURITY                              PAR          VALUE
         DESCRIPTION                          AMOUNT       (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
         Federal National Mortgage Assoc.
           1.150%, due 01/03/05(c)........ $156,200,000 $   156,189,061
          2.299%, due 03/02/05(c).........   21,800,000      21,716,277
          2.285%, due 03/09/05(c).........    5,900,000       5,874,196
          2.302%, due 03/09/05(c).........   11,400,000      11,350,353
          2.319%, due 03/09/05(c).........   14,100,000      14,038,594
          2.349%, due 03/16/05(c).........    1,200,000       1,194,031
          2.390%, due 03/16/05(c).........   14,300,000      14,229,683
          2.474%, due 03/30/05(c).........      500,000         496,993
          2.390%, due 04/15/05(c).........    8,000,000       7,944,765
          2.485%, due 05/25/05(c).........    6,100,000       6,039,366
         U.S. Treasury Bill
           0.010%, due 03/17/05(c)........      600,000         597,465
          2.150%, due 03/17/05(c).........       30,000          29,866
                                                        ---------------
                                                            527,414,190
                                                        ---------------
         COMMERICAL PAPER - 27.1%
         Bank of America N.A.
           1.995%, due 01/18/05...........      200,000         200,000
          2.000%, due 02/01/05............    1,200,000       1,200,000
          2.300%, due 03/16/05............      200,000         200,000
          2.440%, due 03/28/05............    1,400,000       1,400,000
         Bank off America N.A.
           2.260%, due 03/09/05...........   17,700,000      17,700,000
         Barclays Plc 1.985%, due 02/01/05      300,000         299,487
         CDC Commercial Paper, Inc.
           2.020%, due 02/07/05 (144A)(b).   20,200,000      20,158,063
          2.070%, due 02/23/05 (144A)(b)..    1,400,000       1,395,733
         Citibank NA
           2.275%, due 02/18/05...........    6,500,000       6,500,000
          2.450%, due 03/21/05............   13,400,000      13,400,000
          2.465%, due 03/29/05............      200,000         200,000
         Countrywide Home Loans, Inc.
           2.425%, due 02/23/05+..........    4,500,000       4,498,853
         DNB North Bank ASA
           1.980%, due 02/03/05...........    9,200,000       9,183,302
         Ford Motor Credit Co.
           1.000%, due 07/07/05...........    4,100,000       4,088,315
         Fortis Funding LLC
           1.930%, due 01/25/05 (144A)(b).   19,900,000      19,874,395
         General Electric Capital Corp.
           2.320%, due 02/24/05...........      400,000         398,608
          2.420%, due 03/14/05............    2,600,000       2,587,416
          2.340%, due 03/22/05............   21,400,000      21,288,720
         HSBC Bank USA
           2.350%, due 03/24/05...........   15,700,000      15,700,000
          2.410%, due 04/01/05............      100,000         100,000
         Nordea North America, Inc.
           1.920%, due 01/25/05...........   19,800,000      19,774,656
          1.970%, due 02/01/05............    2,200,000       2,196,268

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                     PAR          VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     COMMERICAL PAPER - CONTINUED
     Rabobank USA Financial Corp.
       2.170%, due 01/03/05................... $15,100,000 $   15,098,180
      1.960%, due 01/28/05....................   9,800,000      9,785,594
     Skandinaviska Enskilda Banken
       2.040%, due 01/27/05 (144A)(b).........   6,300,000      6,290,718
     UBS Finance, Inc.
       2.180%, due 01/03/05...................   1,400,000      1,399,830
      2.390%, due 01/05/05....................  22,700,000     22,693,972
      1.930%, due 01/24/05....................     600,000        599,260
      1.940%, due 01/25/05....................     100,000         99,871
      1.955%, due 01/31/05....................     100,000         99,837
     Wells Fargo Bank NA
       2.060%, due 01/11/05...................     800,000        800,000
     Westpactrust Securities, Ltd.
       1.930%, due 01/21/05...................   6,700,000      6,692,816
                                                           --------------
                                                              225,903,894
                                                           --------------
     REPURCHASE AGREEMENTS - 0.3%
     Credit Suisse First Boston Corp.,
       Repurchase Agreement, dated
       12/31/04 at 1.200% to be repurchased
       at $400,040 on 01/03/05 collateralized
       by $411,000 U.S.Treasury Bond
       2.180% due 03/31/05 with a value of
       $408,760...............................     400,000        400,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 0.750%
       to be repurchased at $2,452,153 on
       01/03/05 collateralized by $2,490,000
       FNMA 1.875% due 02/15/05 with a
       value of $2,505,983....................   2,452,000      2,452,000
                                                           --------------
                                                                2,852,000
                                                           --------------
     Total Short-Term Investments
     (Cost $756,177,432)                                      756,170,084
                                                           --------------

     TOTAL INVESTMENTS - 205.2%
     (Cost $1,697,577,331)                                  1,710,499,625

     Other Assets and Liabilities (net) - (105.2%)           (876,963,117)
                                                           --------------

     TOTAL NET ASSETS - 100.0%                             $  833,536,508
                                                           ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.63% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives. The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2004, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        84.99%
                 AA                                       0.21%
                 A                                       13.49%
                 BBB                                      0.17%
                 BB                                       1.14%
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                            STRIKE  NUMBER OF
         PUT OPTIONS             EXPIRATION PRICE   CONTRACTS   VALUE
         --------------------------------------------------------------
         U.S. Treasury Note 10
           Year Futures (Written
           Option Premium
           $50,313)............. 02/18/2005 $109.00 (125,000) $(21,484)

                                            STRIKE  NUMBER OF
         CALL OPTIONS            EXPIRATION PRICE   CONTRACTS   VALUE
         --------------------------------------------------------------
         U.S. Treasury Note 10
           Year Futures (Written
           Option Premium
           $60,078)............. 02/18/2005 $114.00 (125,000) $(29,297)

                            INTEREST
        SECURITY SOLD SHORT   RATE    MATURITY   PROCEEDS      VALUE
        ---------------------------------------------------------------
           U.S. Treasury
             Note..........   4.25%  11/15/2013 $14,626,685 $14,696,389

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO PEA INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 96.7%
        ADVERTISING - 3.3%
        Monster Worldwide, Inc.*................. 199,300 $   6,704,452
                                                          -------------
        BUSINESS SERVICES - 2.1%
        Accenture, Ltd. - Class A*............... 154,900     4,182,300
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 21.5%
        Cisco Systems, Inc.*..................... 258,400     4,987,120
        Comverse Technology, Inc.*............... 293,600     7,178,520
        Corning, Inc.*........................... 449,100     5,285,907
        Foundry Networks, Inc.*(a)............... 173,200     2,279,312
        JDS Uniphase Corp.*(a)................... 535,900     1,698,803
        Motorola, Inc............................ 192,500     3,311,000
        Nokia Oyj (ADR).......................... 240,100     3,762,367
        Polycom, Inc.*........................... 165,100     3,850,132
        QUALCOMM, Inc............................  86,500     3,667,600
        Sonus Networks, Inc.*(a)................. 422,900     2,423,217
        Telefonaktiebolaget LM Ericsson (ADR)*(a) 160,400     5,050,996
                                                          -------------
                                                             43,494,974
                                                          -------------
        COMMUNICATIONS SERVICES - 3.9%
        Juniper Networks, Inc.*.................. 224,800     6,112,312
        UTStarcom, Inc.(a).......................  80,800     1,789,720
                                                          -------------
                                                              7,902,032
                                                          -------------
        COMPUTERS & PERIPHERALS - 7.3%
        Dell, Inc.*.............................. 165,200     6,961,528
        Lexmark International, Inc.*.............  24,700     2,099,500
        Network Appliance, Inc.*................. 174,600     5,800,212
                                                          -------------
                                                             14,861,240
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 11.0%
        Altera Corp.*............................ 159,500     3,301,650
        AU Optronics Corp. (ADR)(a)..............  87,000     1,245,840
        Broadcom Corp. - Class A*................ 134,400     4,338,432
        Celestica, Inc.*......................... 261,200     3,685,532
        Cymer, Inc.*(a)..........................  61,700     1,822,618
        Flextronics International, Ltd.*......... 272,400     3,764,568
        Solectron Corp.*......................... 769,300     4,100,369
                                                          -------------
                                                             22,259,009
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
        St. Jude Medical, Inc.*..................  53,300     2,234,869
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 5.1%
        Google, Inc.*............................  26,500     5,117,150
        Yahoo!, Inc.*............................ 138,800     5,229,984
                                                          -------------
                                                             10,347,134
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 16.7%
        Cypress Semiconductor Corp.*(a).......... 160,600     1,883,838
        Intel Corp...............................  94,500     2,210,355
        Kulicke & Soffa Industries, Inc.*(a)..... 157,727     1,359,607
        Linear Technology Corp................... 120,300     4,662,828
        Marvell Technology Group, Ltd.*.......... 161,398     5,724,787
        National Semiconductor Corp.............. 162,400     2,915,080
        OmniVision Technologies, Inc.*(a)........  50,806       932,290

    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
    Taiwan Semiconductor Manufacturing Co.,
      Ltd. (ADR)(a).............................     667,460 $   5,666,735
    Texas Instruments, Inc......................     167,900     4,133,698
    United Microelectronics Corp. (ADR)(a)......   1,196,011     4,221,919
                                                             -------------
                                                                33,711,137
                                                             -------------
    SOFTWARE - 24.7%
    Avid Technology, Inc.*......................     106,500     6,576,375
    Cognizant Technology Solutions Corp.*.......      98,700     4,177,971
    EMC Corp.*..................................     435,829     6,480,777
    Macromedia, Inc.*...........................     147,800     4,599,536
    Mercury Interactive Corp.*..................      93,856     4,275,141
    Microsoft Corp..............................     232,200     6,202,062
    Oracle Corp.*...............................     255,200     3,501,344
    Red Hat, Inc.*(a)...........................      82,200     1,097,370
    SAP AG (ADR)................................     118,700     5,247,727
    Siebel Systems, Inc.*.......................     180,900     1,899,450
    Symantec Corp.*.............................      84,600     2,179,296
    Take-Two Interactive Software, Inc.*(a).....      47,500     1,652,525
    VERITAS Software Corp.*.....................      74,200     2,118,410
                                                             -------------
                                                                50,007,984
                                                             -------------
    Total Common Stocks (Cost $179,865,370)                    195,705,131
                                                             -------------

    SHORT-TERM INVESTMENTS - 18.1%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/31/04 at 1.250% to
      be repurchased at $6,850,714 on
      01/03/05 collateralized by $7,080,000
      FHLB 5.000% due 02/15/18 with a value
      of $6,991,500............................. $ 6,850,000 $   6,850,000
    State Street Navigator Securities Lending
      Prime Portfolio(b)........................  29,776,444    29,776,444
                                                             -------------
    Total Short-Term Investments
    (Cost $36,626,444)                                          36,626,444
                                                             -------------

    TOTAL INVESTMENTS - 114.8%
    (Cost $216,491,814)                                        232,331,575

    Other Assets and Liabilities (net) - (14.8%)               (29,963,271)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 202,368,304
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      MUNICIPALS - 3.0%
      Badger Tobacco Asset Securitization
        Corp. 6.375%, due 06/01/32.......... $     360,000 $      346,248
      California Infrastructure & Economic
        Development, (AMBAC)
        5.000%, due 07/01/36................     1,350,000      1,391,607
      California State Economic Recovery
        5.250%, due 07/01/12................     3,300,000      3,712,236
      Clark Country Nevada School District
        5.375%, due 06/15/13................     2,000,000      2,267,600
      Energy Northwest Wash Electric
        Revenue 5.500%, due 07/01/12........     1,600,000      1,808,080
       5.500%, due 07/01/14.................     2,000,000      2,277,280
      Florida State, Series A 5.000%, due
        06/01/32............................       900,000        925,452
      Florida State Board of Education
        5.000%, due 06/01/32................       400,000        412,396
      Georgia State, Series B 5.000%, due
        05/01/20............................     2,000,000      2,141,480
      Golden State Tob Securitization Corp.
        6.250%, due 06/01/33................       640,000        641,613
       6.750%, due 06/01/39.................     3,400,000      3,414,824
      Illinois Development Finance Authority
        5.000%, due 02/01/33................     7,410,000      7,552,643
      Indiana Municipal Power Agency
        5.000%, due 01/01/32................     8,650,000      8,847,998
      New York City Municipal Water
        Finance Authority
        5.000%, due 06/15/34................     2,060,000      2,101,179
       5.000%, due 06/15/35.................     1,300,000      1,327,443
      New York State Urban Development
        Corp., (FSA Insured) 6.500%, due
        01/01/10............................     1,200,000      1,401,732
      North Carolina State 5.000%, due
        03/01/12............................       700,000        781,410
      Tacoma Washington Regional Water
        Supply Systems, (MBIA Insured)
        5.000%, due 12/01/32................       800,000        818,312
      Texas State University Systems
        Financing Revenue 5.000%, due
        03/15/34............................       890,000        914,030
      Tobacco Settlement Financing Corp.
        6.250%, due 06/01/42................     1,300,000      1,211,639
      Tobacco Settlement Funding Corp.
        6.375%, due 06/01/32................     1,400,000      1,355,060
       5.875%, due 05/15/39.................       800,000        723,480
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28............................     1,800,000      1,758,186
      Virginia College Building Authority Va
        Revenues 5.000%, due 02/01/10.......     1,500,000      1,647,555

      --------------------------------------------------------------------
      SECURITY                                    PAR           VALUE
      DESCRIPTION                                AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - CONTINUED
      Wisconsin State, (MBIA Insured)
        5.000%, due 05/01/13................. $   3,000,000 $    3,322,320
                                                            --------------
      Total Municipals
      (Cost $52,248,491)                                        53,101,803
                                                            --------------
      DOMESTIC BONDS & DEBT SECURITIES - 12.9%
      AEROSPACE & DEFENSE - 0.0%
      General Dynamics Corp. 2.125%, due
        05/15/06.............................       325,000        320,462
      Lockheed Martin Corp. 8.500%, due
        12/01/29.............................       100,000        137,247
                                                            --------------
                                                                   457,709
                                                            --------------
      AIRLINES - 0.0%
      United Airlines, Inc. 5.375%, due
        03/02/49(d)..........................       299,179        255,306
                                                            --------------
      ASSET-BACKED SECURITIES - 3.8%
      Ameriquest Mortgage Securities, Inc.
        2.710%, due 06/25/31^................       141,834        141,984
      Bank One Issuance Trust 2.450%, due
        10/15/08^............................     7,100,000      7,108,433
      Bear Stearns Asset-Backed Securities,
        Inc. 2.820%, due 10/27/32^...........       180,509        180,901
      CDC Mortgage Capital Trust 2.650%,
        due 03/25/34^........................       677,032        677,871
      Chase Credit Card Master Trust
        2.450%, due 07/16/07^................     7,100,000      7,105,461
      Chase Funding Mortgage Loan 2.750%,
        due 09/25/29^........................     1,905,789      1,907,493
      Citibank Omni-S Master Trust
        2.530%, due 08/18/09^................     7,100,000      7,109,767
       2.780%, due 11/17/09^.................     2,800,000      2,803,709
      Citifinancial Mortgage Securities, Inc.
        2.730%, due 05/25/33^................     3,903,590      3,911,059
      Countrywide Asset-Backed Certificates
        2.530%, due 08/25/23^................     3,019,030      3,018,088
       2.570%, due 03/25/24^.................     2,312,347      2,313,835
      First Franklin Mortgage Loan Trust
        2.590%, due 10/25/13^................     2,019,601      2,019,286
       2.510%, due 03/25/34^.................     6,326,088      6,329,854
      GSAMP Trust 2.600%, due
        10/25/34^............................     1,340,611      1,340,820
      Household Automotive Trust 3.300%,
        due 05/18/09.........................     1,250,000      1,244,141
      Household Home Equity Loan Trust
        2.760%, due 10/20/32^................       271,767        272,192
      Long Beach Mortgage Loan Trust
        2.570%, due 02/25/24^................     1,275,526      1,276,636
       2.740%, due 06/25/33^.................       596,842        597,860
      Master Asset Backed Securities Trust
        2.520%, due 02/25/34^................       104,659        104,726

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       ASSET-BACKED SECURITIES - CONTINUED
       Option One Mortgage Loan Trust
         2.740%, due 08/25/33^.............. $     222,845 $      223,028
        2.530%, due 05/25/34^...............     2,252,203      2,253,574
       PSE&G Transition Funding LLC
         6.610%, due 06/15/15...............       470,000        535,155
       Quest Trust 2.980%, due 06/25/34^
         (144A)(c)..........................     1,921,786      1,921,040
       Renaissance Home Equity Loan Trust
         2.620%, due 07/25/34^..............     1,237,308      1,237,695
       Residential Asset Mortgage Products,
         Inc. 2.570%, due 06/25/24^.........     2,324,452      2,326,459
       Residential Asset Securities Corp.
         2.540%, due 06/25/25^..............     3,415,086      3,417,285
       SLM Student Loan Trust 2.990%, due
         12/15/22 (144A)(c).................       910,000        909,495
       Structured Asset Securities Corp.
         2.920%, due 05/25/32^..............     1,931,810      1,937,402
       Vanderbilt Mortgage Finance, Inc.
         6.545%, due 04/07/18...............        60,366         61,271
       Wachovia Asset Securitization 2.680%,
         due 06/25/33^......................       506,146        506,463
       Wells Fargo Home Equity Trust
         2.580%, due 06/25/19^..............     2,038,256      2,039,732
       Peco Energy Transition Trust 5.800%,
         due 03/01/07.......................       204,054        205,339
                                                           --------------
                                                               67,038,054
                                                           --------------
       AUTOMOBILES - 0.5%
       Daimler Chrysler NA Holdings 7.200%,
         due 09/01/09.......................       255,000        284,102
       Ford Motor Co. 7.450%, due
         07/16/31...........................       840,000        847,262
       General Motors Acceptance Corp.
         8.000%, due 11/01/31...............     3,200,000      3,298,438
       General Motors Corp.
         7.200%, due 01/15/11...............       555,000        569,921
        8.250%, due 07/15/23................     1,580,000      1,649,798
        8.375%, due 07/15/33................       400,000        415,581
       TRW Automotive, Inc. 9.375%, due
         02/15/13...........................        76,000         88,540
       Daimler Chrysler NA Holdings 8.500%,
         due 01/18/31.......................       900,000      1,127,855
                                                           --------------
                                                                8,281,497
                                                           --------------
       BANKS - 0.3%
       ABN AMRO NA Holding Capital
         6.523%, due 12/29/49^
           (144A)(c)........................       345,000        379,649
       ANZ Capital Trust I 5.360%, due
         12/29/49 (144A)(b).................       525,000        533,483

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       BANKS - CONTINUED
       HSBC Capital Funding LP
         1.000%, due 12/29/49
           (144A)(c)........................ $     585,000 $      564,681
        9.547%, due 12/31/49
          (144A)(c).........................       350,000        436,533
       Popular N.A., Inc.
         6.125%, due 10/15/06...............       610,000        636,006
        4.700%, due 06/30/09................        50,000         51,033
       Rabobank Capital Fund III 5.254%,
         due 12/29/49^ (144A)(c)............       370,000        368,790
       RBS Capital Trust II 6.425%, due
         12/29/49^..........................       120,000        127,156
       RBS Capital Trust III 5.512%, due
         09/29/49^..........................       815,000        834,664
       SunTrust Banks, Inc. 2.500%, due
         11/01/06...........................       525,000        516,793
       US Bank NA 2.850%, due 11/15/06......       695,000        689,457
       Westpac Capital Trust III 5.819%, due
         12/29/49^ (144A)(b)................        80,000         84,036
       Westpac Capital Trust IV 5.256%, due
         12/29/49^ (144A)(b)................       165,000        163,757
       Fleet Boston Financial Corp. 7.375%,
         due 12/01/09.......................        70,000         80,034
                                                           --------------
                                                                5,466,072
                                                           --------------
       CHEMICALS - 0.1%
       Dow Chemical Co. 7.375%, due
         11/01/29...........................       185,000        225,161
       Huntsman International LLC 9.875%,
         due 03/01/09.......................        70,000         77,175
       ICI Wilmington, Inc. 5.625%, due
         12/01/13...........................       340,000        352,751
       Lyondell Chemical Co. 10.875%, due
         05/01/09...........................       120,000        127,500
                                                           --------------
                                                                  782,587
                                                           --------------
       COLLATERALIZED MORTGAGE OBLIGATIONS - 3.9%
       Bank America Mortgage Securities
         2.870%, due 01/25/34^..............     3,720,996      3,730,214
       Bear Stearns Adjustable Rate Mortgage
         Trust 5.350%, due 02/25/33^........       479,916        486,386
       Bear Stearns Commercial Mortgage
         Securities, Inc.
         2.620%, due 05/14/16^
           (144A)(c)........................     6,500,000      6,508,581
        5.060%, due 11/15/16................       449,577        463,292
       Cendant Mortgage Corp. 6.000%, due
         07/25/43 (144A)(c).................     1,536,042      1,575,992
       Countrywide Alternative Loan Trust
         5.750%, due 07/25/32...............     2,139,209      2,145,746
       Countrywide Home Loans 6.000%, due
         08/25/17...........................     2,424,558      2,424,766

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
       Credit Suisse First Boston Mortgage
         Securities Corp.
         5.750%, due 09/22/17............... $   3,755,798 $    3,841,655
        2.820%, due 02/25/32^...............        59,269         59,344
        2.478%, due 03/25/32^
          (144A)(c).........................       603,865        605,564
        6.500%, due 04/25/33................     1,904,383      1,940,347
        2.360%, due 08/25/33^
          (144A)(c).........................     1,850,581      1,836,495
       Credit-Based Asset Servicing &
         Securitization 2.760%, due
         08/25/29^..........................       176,232        176,516
       CWMBS, Inc. 5.750%, due
         01/15/37...........................     8,600,000      8,604,033
       GMAC Mortgage Corp. 5.940%, due
         07/01/13...........................       121,069        120,042
       Green Tree Financial Corp. 6.220%,
         due 03/01/30.......................       273,843        285,290
       GSR Mortgage Loan Trust 6.000%, due
         03/25/32...........................        18,350         18,494
       Homestar Mortgage Acceptance Corp.
         2.610%, due 01/25/22^..............       259,364        259,446
       Indymac ARM Trust 3.870%, due
         01/25/32^..........................        10,385         10,383
       Indymac MBS Inc. 2.580%, due
         05/25/33^..........................     5,315,589      5,326,553
       Mellon Residential Funding Corp.
         2.860%, due 07/25/29^..............       133,516        134,307
       MLCC Mortgage Investors, Inc.
         2.780%, due 03/15/25^..............       241,907        242,296
       Morgan Stanley Dean Witter Capital
         4.920%, due 03/12/35...............       495,000        503,237
       PNC Mortgage Securities Corp. 0.010%,
         due 01/25/15+ (144A)(b)............        60,754         60,350
       Renaissance Home Equity Loan Trust
         2.860%, due 08/25/33^..............     1,647,125      1,648,183
       Residential Accredit Loans, Inc.
         5.500%, due 06/25/17...............        52,641         53,324
        2.820%, due 03/25/33^...............     5,019,619      5,023,940
       Residential Funding Mortgage
         Securities 2.770%, due
         06/25/18^..........................     2,365,898      2,364,385
        5.590%, due 09/25/32^...............       227,328        227,016
       Sequoia Mortgage Trust 2.760%, due
         07/20/33^..........................     1,729,238      1,703,575
       Structured Asset Mortgage
         Investments, Inc. 2.920%, due
         03/25/32^..........................     4,600,658      4,637,116
       United Mortgage Securities Corp.
         4.060%, due 09/25/33^..............        13,971         14,006

        ----------------------------------------------------------------
        SECURITY                                PAR           VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
        Washington Mutual, Inc.
          6.000%, due 03/25/17............. $     351,737 $      353,372
         2.690%, due 12/25/27^.............     9,650,226      9,645,793
         5.140%, due 10/25/32^.............       377,087        382,426
         3.210%, due 02/27/34^.............     1,419,003      1,422,236
         3.100%, due 12/25/40^.............        13,719         13,697
                                                          --------------
                                                              68,848,398
                                                          --------------
        COMMERCIAL SERVICES & SUPPLIES - 0.1%
        Allied Waste North America, Inc.
          7.625%, due 01/01/06.............       700,000        724,500
         6.125%, due 02/15/14..............       315,000        297,675
         7.375%, due 04/15/14..............        15,000         14,437
        Cendant Corp. 7.125%, due
          03/15/15.........................       240,000        274,633
        Xerox Corp. 7.625%, due 06/15/13...        50,000         55,125
                                                          --------------
                                                               1,366,370
                                                          --------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 0.2%
        Cingular Wireless LLC 6.500%, due
          12/15/11.........................       700,000        780,069
        Nextel Finance Co. 3.375%, due
          12/15/10 (144A)(b)...............     2,460,000      2,464,480
                                                          --------------
                                                               3,244,549
                                                          --------------

        CONTAINERS & PACKAGING - 0.0%
        Owens Brockway Glass Container
          8.875%, due 02/15/09.............       150,000        163,687
         7.750%, due 05/15/11..............        55,000         59,813
                                                          --------------
                                                                 223,500
                                                          --------------
        ELECTRIC UTILITIES - 0.3%
        Alabama Power Co. 2.800%, due
          12/01/06.........................       250,000        247,028
        Arizona Public Service Co. 4.650%,
          due 05/15/15.....................       165,000        160,468
        Dominion Resources, Inc.
          8.125%, due 06/15/10.............       335,000        394,749
         6.300%, due 03/15/33..............       210,000        219,110
        DTE Energy Co. 6.375%, due
          04/15/33.........................       260,000        272,473
        Entergy Gulf States 3.600%, due
          06/01/08.........................     1,400,000      1,378,419
        FPL Group Capital, Inc. 7.625%, due
          09/15/06.........................       405,000        432,782
        Pacificorp 4.300%, due 09/15/08^...       250,000        252,694
        Pepco Holdings, Inc.
          6.450%, due 08/15/12.............        90,000         99,599
         7.450%, due 08/15/32..............       180,000        215,007
        PSEG Power LLC
          5.500%, due 12/01/15.............       420,000        428,892
         8.625%, due 04/15/31..............       245,000        326,301

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ELECTRIC UTILITIES - CONTINUED
      TXU Energy Co.
        2.838%, due 01/17/06^
          (144A)(c)......................... $     800,000 $      802,435
      Progress Energy, Inc. 6.850%, due
        04/15/12............................       650,000        726,660
                                                           --------------
                                                                5,956,617
                                                           --------------
      ENERGY EQUIPMENT & SERVICES - 0.0%
      Peabody Energy Corp. 6.875%, due
        03/15/13 (144A).....................        70,000         76,125
                                                           --------------
      FINANCIALS - DIVERSIFIED - 1.3%
      American General Finance Corp.
        3.000%, due 11/15/06................       605,000        597,568
       4.500%, due 11/15/07.................       280,000        285,465
      CIT Group, Inc. 7.750%, due
        04/02/12............................     1,900,000      2,252,237
      Citigroup, Inc. 5.625%, due
        08/27/12............................     1,000,000      1,066,598
      Ford Motor Credit Co.
        7.375%, due 10/28/09................        60,000         64,786
       7.875%, due 06/15/10.................     1,070,000      1,180,196
       7.000%, due 10/01/13.................       470,000        499,079
      General Electric Capital Corp.
        5.450%, due 01/15/13................       375,000        396,443
       6.750%, due 03/15/32.................       165,000        193,775
      Goldman Sachs Group, Inc.
        2.430%, due 07/23/09^...............     6,700,000      6,730,800
       5.700%, due 09/01/12.................        55,000         58,392
       5.000%, due 10/01/14.................       525,000        525,260
       6.345%, due 02/15/34.................       395,000        412,707
      Heller Financial, Inc. 6.375%, due
        03/15/06............................       400,000        414,114
      ING Capital Funding Trust III 8.439%,
        due 12/31/49^.......................       200,000        239,755
      Mid-State Trust, - Class A 7.791%, due
        03/15/38............................       389,381        432,077
      Mizuho Financial Group, Inc.
        8.790%, due 12/29/49^
          (144A)(c).........................       390,000        442,065
       9.870%, due 12/31/49^
         (144A)(c)..........................       410,000        479,999
      Morgan Stanley Group, Inc. 5.300%,
        due 03/01/13........................       800,000        825,139
      Nisource Finance Corp. 6.150%, due
        03/01/13............................       475,000        515,754
      Prudential Holding, LLC 8.695%, due
        12/18/23 (144A)(c)..................       150,000        190,969
      Qwest Capital Funding, Inc.
        7.750%, due 08/15/06................       700,000        740,250
       7.250%, due 02/15/11.................       510,000        502,350

       -----------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       FINANCIALS - DIVERSIFIED - CONTINUED
       SLM Corp. 5.625%, due 04/10/07...... $     775,000 $      808,640
       Small Business Administration
         7.449%, due 08/01/10..............     1,346,674      1,454,656
        6.353%, due 03/01/11...............       245,175        258,308
        5.500%, due 10/01/18...............       200,796        208,741
       TRAINS HY-2004-1 8.211%, due
         08/01/15^(f) (144A)...............             1              1
                                                          --------------
                                                              21,776,124
                                                          --------------
       FOOD & DRUG RETAILING - 0.0%
       Safeway, Inc. 4.125%, due
         11/01/08..........................       480,000        477,599
                                                          --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
       HCA, Inc. 5.250%, due 11/06/08......       450,000        453,011
       Tenet Healthcare Corp. 5.000%, due
         07/01/07..........................       100,000         98,500
                                                          --------------
                                                                 551,511
                                                          --------------
       HEALTH CARE PROVIDERS & SERVICES - 0.0%
       UnitedHealth Group, Inc. 3.300%, due
         01/30/08..........................       340,000        334,998
                                                          --------------
       HOTELS, RESTAURANTS & LEISURE - 0.0%
       Starwood Hotels & Resorts 7.375%,
         due 11/15/15......................        40,000         44,700
                                                          --------------
       HOUSEHOLD DURABLES - 0.1%
       Centex Corp. 5.700%, due
         05/15/14..........................       280,000        290,565
       D.R. Horton, Inc. 8.500%, due
         04/15/12..........................        60,000         67,200
       KB Home 5.750%, due 02/01/14........       430,000        427,850
       Pulte Homes, Inc. 5.250%, due
         01/15/14..........................       290,000        289,101
       Standard Pacific Corp. 6.875%, due
         05/15/11..........................        85,000         90,100
                                                          --------------
                                                               1,164,816
                                                          --------------
       INSURANCE - 0.0%
       Nationwide Financial Services, Inc.
         6.250%, due 11/15/11..............        55,000         60,049
        5.900%, due 07/01/12...............        60,000         63,454
                                                          --------------
                                                                 123,503
                                                          --------------
       MEDIA - 0.2%
       Clear Channel Communications, Inc.
         5.500%, due 09/15/14..............       300,000        301,720
       Comcast Cable Holdings 8.375%, due
         03/15/13..........................       506,000        624,911
       Comcast Corp. 7.050%, due
         03/15/33..........................        75,000         86,100
       Cox Communications, Inc. 4.625%,
         due 06/01/13......................       430,000        412,049
       Echostar DBS Corp. 6.375%, due
         10/01/11..........................        70,000         71,925

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       MEDIA - CONTINUED
       News America Holdings, Inc. 7.750%,
         due 01/20/24...................... $      25,000 $       29,726
       Time Warner Cos, Inc.
         9.150%, due 02/01/23..............       155,000        208,216
        8.375%, due 03/15/23...............       260,000        326,800
        7.625%, due 04/15/31...............       310,000        376,205
       News America Holdings, Inc. 8.250%,
         due 08/10/18......................       110,000        136,688
       Tele-Communications TCI Group
         7.875%, due 02/15/26..............       175,000        215,512
                                                          --------------
                                                               2,789,852
                                                          --------------
       OIL & GAS - 1.0%
       Duke Capital LLC
         6.250%, due 02/15/13..............       375,000        405,941
        8.000%, due 10/01/19...............        55,000         67,274
       El Paso Corp. 7.750%, due
         01/15/32..........................     2,875,000      2,767,188
       Husky Energy, Inc. 6.150%, due
         06/15/19..........................       215,000        230,083
       Kerr-McGee Corp. 6.950%, due
         07/01/24..........................       235,000        260,591
       Kinder Morgan Energy Partners
         7.400%, due 03/15/31..............       225,000        262,490
        7.750%, due 03/15/32...............       135,000        163,441
        7.300%, due 08/15/33...............        90,000        104,591
       Magellan Midstream Partners 5.650%,
         due 10/15/16......................       385,000        390,087
       Pemex Project Funding Master Trust
         7.375%, due 12/15/14..............     1,700,000      1,893,800
        8.625%, due 02/01/22...............     2,944,000      3,432,704
       PG&E Corp. 3.260%, due
         04/03/06^.........................     7,287,000      7,293,522
       Pioneer Natural Resource 5.875%, due
         07/15/16..........................       405,000        423,996
       Reliant Resource, Inc. 9.500%, due
         07/15/13..........................       120,000        136,950
       Transcontinental Gas Pipe Line Corp.
         8.875%, due 07/15/12 Series B.....        35,000         42,744
       Valero Energy Corp. 7.500%, due
         04/15/32..........................       225,000        272,264
       Williams Companies, Inc. (The)
         8.125%, due 03/15/12..............        35,000         40,600
                                                          --------------
                                                              18,188,266
                                                          --------------
       PAPER & FOREST PRODUCTS - 0.0%
       Georgia-Pacific Corp. 7.375%, due
         07/15/08..........................        15,000         16,387
       International Paper Co. 5.850%, due
         10/30/12..........................       115,000        122,728
                                                          --------------
                                                                 139,115
                                                          --------------
       PHARMACEUTICALS - 0.0%
       Wyeth 6.450%, due 02/01/24..........       160,000        170,650
                                                          --------------

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - 0.0%
       Federated Department Stores, Inc.
         6.300%, due 04/01/09................ $      60,000 $      64,996
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
       Qwest Corp. 8.875%, due 03/15/12
         (144A)(c)...........................     1,720,000     1,995,200
       SBC Communications, Inc.
         4.125%, due 09/15/09................     4,000,000     3,996,924
        5.100%, due 09/15/14.................       380,000       384,261
        5.625%, due 06/15/16.................       455,000       471,029
        4.206%, due 06/05/21 (144A)(c).......     9,400,000     9,455,028
       Sprint Capital Corp.
         6.900%, due 05/01/19................       220,000       246,688
        8.750%, due 03/15/32.................       215,000       287,328
       Verizon Global Funding Corp. 7.375%,
         due 09/01/12........................       185,000       218,032
       Verizon New York, Inc.
         6.875%, due 04/01/12 Series A.......       325,000       365,333
        7.375%, due 04/01/32 Series B........       155,000       178,356
                                                            -------------
                                                               17,598,179
                                                            -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 0.1%
       AT&T Wireless Services, Inc.
         7.875%, due 03/01/11................       260,000       306,823
        8.125%, due 05/01/12.................         5,000         6,053
        8.750%, due 03/01/31.................       245,000       331,345
       Nextel Communications, Inc. 7.375%,
         due 08/01/15........................        70,000        77,350
                                                            -------------
                                                                  721,571
                                                            -------------
       TRANSPORTATION - 0.0%
       Norfolk Southern Corp.
         7.800%, due 05/15/27................       175,000       219,840
        7.250%, due 02/15/31.................       125,000       150,441
       Union Pacific Corp. 6.625%, due
         02/01/29............................        50,000        55,715
                                                            -------------
                                                                  425,996
                                                            -------------
       Total Domestic Bonds & Debt Securities
       (Cost $223,335,446)                                    226,568,660
                                                            -------------
       FOREIGN BONDS & DEBT SECURITIES - 3.2%
       ARUBA - 0.0%
       UFJ Finance Aruba AEC 6.750%, due
         07/15/13............................       220,000       245,565
                                                            -------------
       BRAZIL - 0.7%
       Federal Republic of Brazil
         3.063%, due 04/15/06^...............     1,272,000     1,275,107
        11.500%, due 03/12/08................     1,440,000     1,697,040
        3.063%, due 04/15/09^................       508,262       504,420
        8.299%, due 06/29/09^................     1,000,000     1,178,750
        11.000%, due 01/11/12................     1,265,000     1,542,035
        3.125%, due 04/15/12^................     1,729,426     1,648,143
        8.000%, due 04/15/14.................     3,888,318     3,981,832
                                                            -------------
                                                               11,827,327
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      CANADA - 0.0%
      Abitibi-Consolidated, Inc. 6.000%, due
        06/20/13............................ $      15,000 $       14,381
      Rogers Wireless, Inc. 6.375%, due
        03/01/14............................       435,000        432,825
                                                           --------------
                                                                  447,206
                                                           --------------
      CAYMAN ISLANDS - 0.0%
      Hutchison Whampoa International Ltd.
        6.250%, due 01/24/14
          (144A)(c).........................       245,000        258,546
      Mizuho Finance 5.790%, due
        04/15/14 (144A)(c)..................       315,000        331,470
                                                           --------------
                                                                  590,016
                                                           --------------
      COLUMBIA - 0.0%
      Republic of Columbia 9.750%, due
        04/09/11............................       398,264        459,994
                                                           --------------
      FRANCE - 0.1%
      AXA S.A. 8.600%, due 12/15/30.........        60,000         79,039
      France Telecom S.A.,
        7.750%, due 03/01/11................       400,000        477,749
       8.500%, due 03/01/31.................       165,000        224,334
                                                           --------------
                                                                  781,122
                                                           --------------
      HONG KONG - 0.2%
      Hong Kong Goverment 5.125%, due
        08/01/14 (144A)(c)..................     4,000,000      4,124,404
                                                           --------------
      ITALY - 0.1%
      Telecom Italia Capital
        4.000%, due 11/15/08................       270,000        269,206
       4.000%, due 01/15/10
         (144A)(c)..........................       510,000        500,611
                                                           --------------
                                                                  769,817
                                                           --------------
      KOREA - 0.1%
      Industrial Bank of Korea 4.000%, due
        05/19/14 (144A)(c)..................       335,000        328,053
      Korea First Bank 7.267%, due
        03/03/34^ (144A)(c).................       240,000        267,668
      Woori Bank Korea 5.750%, due
        03/13/14^ (144A)(b).................       305,000        320,015
                                                           --------------
                                                                  915,736
                                                           --------------
      MEXICO - 0.6%
      United Mexican States
        6.375%, due 01/16/13................     1,185,000      1,264,988
       6.625%, due 03/03/15.................       705,000        758,933
       11.500%, due 05/15/26................       130,000        199,225
       8.300%, due 08/15/31.................     5,925,000      6,958,912
      United Mexican States, Series A
        8.000%, due 09/24/22................     1,500,000      1,734,000
                                                           --------------
                                                               10,916,058
                                                           --------------

        ----------------------------------------------------------------
        SECURITY                                PAR           VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        NETHERLANDS - 0.0%
        Deutsche Telekom Finance
          5.250%, due 07/22/13............. $     425,000 $      437,908
         8.250%, due 06/15/30..............        50,000         66,220
                                                          --------------
                                                                 504,128
                                                          --------------
        NORWAY - 0.0%
        Den Norske Bank 7.729%, due
          06/29/49^ (144A)(b)..............       115,000        133,284
                                                          --------------
        PANAMA - 0.1%
        Republic of Panama
          8.250%, due 04/22/08.............       750,000        836,250
         9.625%, due 02/08/11..............       410,000        485,850
         9.375%, due 01/16/23..............       500,000        580,000
                                                          --------------
                                                               1,902,100
                                                          --------------
        PERU - 0.3%
        Republic of Peru
          9.125%, due 01/15/08.............     2,600,000      2,970,500
         9.125%, due 02/21/12..............     1,660,000      1,942,200
         9.875%, due 02/06/15..............       400,000        492,000
                                                          --------------
                                                               5,404,700
                                                          --------------
        RUSSIA - 0.8%
        Morgan Stanley (Gazprom) 9.625%,
          due 03/01/13 (144A)(c)...........       130,000        154,050
        Republic of Ukraine, Series AI
          11.000%, due 03/15/07............     3,210,758      3,456,221
        Russian Federation
          8.750%, due 07/24/05.............     3,295,000      3,390,225
         8.250%, due 03/31/10 (144A).......       240,000        266,040
         11.000%, due 07/24/18.............       100,000        140,405
         1.000%, due 03/31/30++............     6,585,000      6,775,965
                                                          --------------
                                                              14,182,906
                                                          --------------
        SINGAPORE - 0.0%
        United Overseas Bank, Ltd. 5.375%,
          due 09/03/19 (144A)(c)...........       470,000        477,685
                                                          --------------
        SWEDEN - 0.1%
        Skandinaviska Enskilda Banken
          4.958%, due 03/29/49^
            (144A)(b)......................       415,000        408,866
        Swedbank Foreningssparbanken
          9.000%, due 12/29/49^
            (144A)(b)......................       180,000        216,257
                                                          --------------
                                                                 625,123
                                                          --------------
        UNITED KINGDOM - 0.1%
        BP Capital Markets Plc 2.750%, due
          12/29/06.........................       380,000        376,291
        British Telecom Plc 8.125%, due
          12/15/10.........................       190,000        228,438
        HBOS Capital Funding LP 6.071%, due
          06/30/49 (144A)(c)...............        45,000         48,317

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                  PAR           VALUE
       DESCRIPTION                              AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       UNITED KINGDOM - CONTINUED
       HBOS Plc 5.375%, due 12/29/49
         (144A)(c).......................... $     285,000 $      292,723
       HBOS Treasury Services Plc 3.600%,
         due 08/15/07 (144A)(c).............       425,000        425,503
       Standard Chartered Bank 8.000%, due
         05/30/31 (144A)(b).................       235,000        300,036
                                                           --------------
                                                                1,671,308
                                                           --------------
       Total Foreign Bonds & Debt Securities
       (Cost $52,728,452)                                      55,978,479
                                                           --------------
       U.S. GOVERNMENT & AGENCY OBLIGATIONS - 57.4%
       Federal Home Loan Bank 5.500%, due
         09/01/19...........................     6,428,960      6,646,528
       Federal Home Loan Mortgage Corp.
         5.500%, due 07/01/07...............       756,349        775,387
        7.000%, due 07/01/07................            86             92
        4.500%, due 10/01/07................     4,500,078      4,556,912
        6.500%, due 05/15/08................       429,139        430,935
        7.000%, due 09/01/10................        23,103         24,502
        6.500%, due 04/01/11................       157,712        167,231
        6.000%, due 05/01/11................       220,349        231,288
        5.750%, due 01/15/12................     4,250,000      4,636,763
        2.750%, due 02/15/12................     8,991,000      8,955,522
        4.000%, due 12/15/12................       358,467        359,007
        5.500%, due 05/01/14................       118,690        122,928
        6.000%, due 06/01/14................       150,942        158,320
        6.000%, due 10/01/14................        34,376         36,056
        6.000%, due 03/01/15................         5,061          5,309
        5.500%, due 04/01/16................       100,218        103,706
        5.000%, due 09/15/16................     2,643,693      2,688,055
        3.500%, due 03/15/17................    18,699,000     18,673,956
        4.500%, due 02/15/18................     8,454,389      8,473,764
        5.000%, due 06/15/18................    11,519,422     11,604,666
        6.500%, due 02/15/19................     1,798,934      1,817,131
        6.000%, due 01/15/20................       701,068        702,305
        6.000%, due 03/01/21................     1,204,503      1,253,256
        6.000%, due 01/01/22................     3,891,479      4,048,988
        6.000%, due 10/01/22................    13,374,543     13,916,072
        6.000%, due 10/15/22................       514,497        517,043
        6.500%, due 10/15/22................       756,473        759,087
        6.000%, due 12/01/22................       738,380        768,276
        6.000%, due 02/01/23................     1,491,248      1,551,628
        5.500%, due 03/01/23................     3,454,531      3,535,257
        6.000%, due 04/01/23................       606,656        630,751
        3.630%, due 11/15/23^...............     1,785,916      1,841,821
        6.500%, due 01/15/24................       145,000        154,621
        4.440%, due 01/01/29^...............     5,155,926      5,324,093
        3.000%, due 05/15/29^...............     1,247,031      1,253,934
        6.500%, due 06/01/29................         5,838          6,136
        6.000%, due 12/15/29................     2,048,478      2,062,778

         -------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         -------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
          5.952%, due 11/01/31^.......... $     525,512 $      536,853
          3.500%, due 07/15/32...........     1,016,906      1,006,420
          5.205%, due 08/01/32^..........     4,990,128      5,089,219
          2.650%, due 07/15/34^..........     1,499,488      1,503,109
          7.500%, due 10/25/43...........     3,216,930      3,458,805
          5.000%, due TBA(a).............    15,000,000     14,896,875
          5.500%, due TBA(a).............    59,500,000     60,448,311
                                                        --------------
                                                           189,087,168
                                                        --------------
         Federal National Mortgage Assoc.
           6.090%, due 10/01/08..........       481,948        511,840
          6.000%, due 11/01/08...........        35,419         36,896
          6.500%, due 03/01/09...........         7,161          7,402
          5.500%, due 11/01/10...........       417,532        426,795
          7.000%, due 04/01/11...........       115,283        122,301
          7.000%, due 05/01/11...........        55,293         58,455
          5.500%, due 02/01/12...........         9,442          9,787
          5.500%, due 07/01/13...........       102,574        106,332
          8.000%, due 11/01/13...........        66,683         70,292
          6.500%, due 12/01/13...........        38,719         41,107
          5.500%, due 01/01/14...........        97,169        100,680
          5.000%, due 04/25/14...........    27,718,823     27,947,958
          8.000%, due 08/01/14...........        19,452         20,110
          5.500%, due 10/01/14...........       171,532        177,804
          5.500%, due 03/01/16...........       266,044        275,658
          6.500%, due 04/01/16...........       418,429        443,918
          4.808%, due 06/01/16^..........       193,078        204,839
          6.500%, due 07/01/16...........       521,662        553,439
          6.500%, due 08/01/16...........        29,677         31,485
          6.000%, due 09/01/16...........       140,823        147,701
          6.500%, due 09/01/16...........       184,090        195,304
          6.500%, due 10/01/16...........       385,840        409,344
          5.500%, due 11/01/16...........        16,820         17,416
          5.500%, due 02/01/17...........     1,528,327      1,582,321
          6.500%, due 02/01/17...........       227,143        240,979
          6.000%, due 03/01/17...........       431,949        453,022
          6.000%, due 04/01/17...........       159,264        167,034
          3.500%, due 04/25/17...........     6,040,292      6,031,235
          5.500%, due 05/01/17...........       360,897        373,496
          6.000%, due 05/01/17...........       191,086        200,408
          6.000%, due 06/01/17...........       168,654        176,882
          6.000%, due 07/01/17...........       309,876        324,993
          6.500%, due 07/01/17...........       243,424        258,252
          6.000%, due 08/01/17...........       135,076        141,665
          6.500%, due 10/01/17...........        85,532         90,742
          5.500%, due 11/01/17...........     6,548,245      6,776,847
          5.500%, due 05/01/18...........        56,785         58,753
          6.000%, due 12/01/18...........       119,020        124,200
          5.000%, due 02/01/19...........       188,519        191,776
          5.500%, due 08/01/19...........     4,923,079      5,092,762

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                PAR           VALUE
        DESCRIPTION                            AMOUNT        (NOTE 2)
        ----------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         5.500%, due 10/01/19.............. $      78,061 $       80,752
         6.000%, due 06/01/22..............    11,184,118     11,647,309
         6.000%, due 09/01/22..............     3,233,246      3,367,159
         6.000%, due 10/01/22..............     2,036,424      2,120,762
         6.000%, due 01/01/23..............     3,509,457      3,654,801
         5.500%, due 06/01/23..............     4,470,764      4,574,830
         8.000%, due 10/01/25..............        14,923         16,244
         3.760%, due 10/01/28^.............     1,063,949      1,102,693
         6.000%, due 06/01/29..............       104,742        108,580
         5.750%, due 06/25/29..............       148,722        148,677
         7.500%, due 09/01/30..............         4,135          4,432
         6.000%, due 12/25/30..............     4,358,427      4,367,843
         6.777%, due 02/01/31^.............     2,541,981      2,589,888
         4.451%, due 09/01/31^.............       594,563        615,328
         2.810%, due 09/18/31^.............     3,625,017      3,647,270
         3.320%, due 04/25/32^.............     1,432,173      1,456,316
         5.573%, due 07/01/32^.............       606,450        614,622
         5.547%, due 09/01/32^.............     1,820,836      1,847,613
         4.826%, due 11/01/32^.............     2,514,243      2,546,059
         5.500%, due 03/01/33..............        66,298         67,385
         5.500%, due 08/01/33..............       870,349        884,617
         5.000%, due 03/01/34..............       788,188        783,322
         5.000%, due 04/01/34..............     2,028,847      2,014,632
         2.530%, due 05/25/34^.............     4,398,567      4,386,897
         5.500%, due 07/01/34..............       959,369        974,833
         5.004%, due 09/01/34^.............    13,193,925     13,398,167
         5.066%, due 09/01/34^.............       935,101        937,627
         5.000%, due 11/01/34..............       498,254        494,763
         4.838%, due 12/01/34^.............     8,799,106      8,932,121
         4.862%, due 12/01/34^.............    24,363,468     24,741,419
         4.808%, due 12/01/36^.............     2,748,421      2,795,036
         2.877%, due 08/01/41^.............    16,685,726     16,768,373
         5.000%, due TBA(a)................    91,700,000     91,779,265
         5.500%, due TBA(a)................    75,200,000     76,505,533
         6.000%, due TBA(a)................    12,100,000     12,512,150
                                                          --------------
                                                             356,689,548
                                                          --------------
        Federal National Mortgage Assoc.,
          REMIC 6.250%, due 10/25/22.......       848,111        850,590
                                                          --------------
        Government National Mortgage Assoc.
          8.250%, due 02/15/09.............        33,107         34,825
         6.000%, due 04/15/14..............       109,677        115,749
         3.375%, due 02/20/22^.............        72,204         73,258
         3.375%, due 04/20/22^.............        10,406         10,581
         3.375%, due 01/20/23^.............       150,734        152,430
         7.000%, due 10/15/23..............        94,195        100,665
         7.500%, due 01/15/26..............        70,643         76,104
         4.625%, due 01/20/26^.............       100,063        101,939
         3.375%, due 02/20/26^.............        80,404         81,759

       -----------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       -----------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        3.375%, due 05/20/26^.............. $     126,867 $      128,672
        4.625%, due 11/20/26^..............        46,311         47,304
        3.375%, due 01/20/27^..............        44,202         44,748
        3.375%, due 02/20/27^..............        44,578         45,111
        3.375%, due 06/20/27^..............        48,744         49,665
        3.750%, due 08/20/27^..............       363,605        368,970
        3.500%, due 09/20/27^..............       198,259        201,080
        4.500%, due 11/20/27^..............       129,574        129,868
        4.625%, due 11/20/27^..............       190,620        195,056
        3.250%, due 02/20/28^..............       111,384        112,245
        3.250%, due 03/20/28^..............       107,880        108,715
        3.375%, due 05/20/28^..............        53,948         54,994
        6.000%, due 09/16/28...............     2,582,628      2,603,181
        3.500%, due 10/20/28^..............       120,521        122,179
        3.375%, due 04/20/29^..............       129,129        130,812
        3.875%, due 04/20/29^..............       242,025        246,157
        3.375%, due 05/20/29^..............       136,550        138,689
        3.500%, due 07/20/29^..............       142,966        145,098
        3.500%, due 08/20/29^..............       123,755        126,060
        3.500%, due 09/20/29^..............       271,892        276,579
        4.000%, due 10/20/29^..............        97,307         99,334
        3.250%, due 01/20/30^..............       466,660        472,496
        3.375%, due 04/20/30^..............       335,842        342,065
        3.375%, due 05/20/30^..............       442,711        451,008
        3.375%, due 06/20/30^..............       178,024        181,395
        4.500%, due 10/20/30^..............        32,325         32,516
        3.500%, due 11/20/30^..............       570,481        581,173
        4.500%, due 11/20/30^..............        34,171         34,374
        4.500%, due 12/20/30^..............        13,059         13,136
        7.500%, due 04/15/31...............     6,368,108      7,163,016
        3.375%, due 04/20/31^..............       396,672        403,157
        3.500%, due 08/20/31^..............        63,096         64,112
        3.500%, due 10/20/31^..............        23,318         24,067
        5.500%, due 11/20/31...............       267,610        267,867
        2.750%, due 03/20/32^..............        10,040         10,087
        3.375%, due 04/20/32^..............        37,419         38,037
        3.500%, due 04/20/32^..............       119,251        120,795
        3.375%, due 05/20/32^..............       509,836        516,815
        4.000%, due 07/20/32^..............        93,725         94,850
        3.000%, due 03/20/33^..............       122,564        122,793
        3.500%, due 09/20/33^..............     1,076,049      1,088,153
        6.000%, due TBA(a).................     4,000,000      4,145,000
                                                          --------------
                                                              22,288,739
                                                          --------------
       Government National Mortgage Assoc.,
         REMIC
         2.910%, due 02/16/30^.............       106,728        107,509
        2.710%, due 01/16/31^..............       500,030        501,845
                                                          --------------
                                                                 609,354
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                            SHARES/PAR       VALUE
        DESCRIPTION                           AMOUNT        (NOTE 2)
        ---------------------------------------------------------------

        U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        U.S. Treasury Bond
          8.875%, due 02/15/19............ $     435,000 $      625,942
         7.875%, due 02/15/21.............     1,000,000      1,351,407
         6.125%, due 11/15/27.............       875,000      1,022,213
         5.250%, due 02/15/29.............       220,000        230,845
         5.375%, due 02/15/31.............     3,565,000      3,856,050
        U.S. Treasury Inflation Index Note
          3.625%, due 01/15/08............       313,082        341,125
         3.875%, due 01/15/09.............    58,657,032     65,762,334
         4.250%, due 01/15/10.............     8,168,112      9,477,248
         3.500%, due 01/15/11.............       438,664        498,329
                                                         --------------
                                                             76,079,036
                                                         --------------
        U.S. Treasury Note
          1.625%, due 04/30/05............    21,400,000     21,354,033
         1.250%, due 05/31/05.............    47,000,000     46,790,709
         2.750%, due 07/31/06.............    24,500,000     24,428,239
         2.500%, due 10/31/06.............    13,000,000     12,882,701
         3.875%, due 05/15/09.............       550,000        558,272
         4.000%, due 06/15/09.............     1,360,000      1,386,297
         3.375%, due 10/15/09.............   122,010,000    120,847,123
         3.500%, due 11/15/09.............     5,750,000      5,724,849
         3.500%, due 12/15/09.............    28,800,000     28,669,507
         0.875%, due 04/15/10.............    44,834,195     44,412,126
         5.000%, due 08/15/11.............       200,000        212,977
         1.875%, due 07/15/13.............    22,758,919     23,418,586
         2.000%, due 07/15/14.............     8,505,672      8,778,126
         4.250%, due 11/15/14.............     7,745,000      7,767,693
                                                         --------------
        Total U.S. Government & Agency Obligations
        (Cost $1,005,439,990)                             1,006,568,658
                                                         --------------
        PREFERRED STOCK - 0.5%
        Federal National Mortgage Assoc.
          7.00%*^.........................       144,321      8,181,197
        Home Ownership Funding 13.331%/
          1.000%++ (144A)(c)..............         2,500        953,827
                                                         --------------
        Total Preferred Stock
        (Cost $8,227,050)                                     9,135,024
                                                         --------------
        RIGHTS - 0.0%
        FOREIGN GOVERNMENT - 0.0%
        United Mexican States
          1.000%, due 06/30/05............     1,500,000         21,375
         1.000%, due 06/30/06.............     1,500,000         36,000
                                                         --------------
        Total Rights (Cost $0)                                   57,375
                                                         --------------
        WARRANTS - 0.0%
        FOREIGN GOVERNMENT - 0.0%
        United Mexican States
          0.000%, due 06/01/07(e)
          (Cost $0).......................     1,500,000         32,100
                                                         --------------

         -------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         -------------------------------------------------------------

         OPTIONS - 0.0%
         Eurodollar Put Expire 06/13/2005 $     675,000 $            0
         Eurodollar Put Expire 03/14/2005     1,225,000              0
         Eurodollar Put Expire 06/13/2005     1,350,000              0
                                                        --------------
         Total Options (Cost $16,375)                                0
                                                        --------------

         SHORT-TERM INVESTMENTS - 44.1%
         U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 32.4%
         Federal Home Loan Bank
           2.100%, due 01/03/05+.........   181,200,000    181,189,801
          1.955%, due 01/14/05+..........     9,300,000      9,293,451
         Federal Home Loan Mortgage Corp.
           1.938%, due 01/11/05+.........    14,400,000     14,392,160
          1.930%, due 01/24/05+..........     8,600,000      8,589,396
          1.985%, due 01/25/05+..........    39,700,000     39,647,499
          2.160%, due 02/08/05+..........       800,000        798,176
          2.190%, due 02/15/05+..........    23,800,000     23,734,848
          2.255%, due 02/22/05+..........    13,300,000     13,256,679
          2.100%, due 03/01/05+..........    32,500,000     32,377,623
          2.110%, due 03/01/05+..........    29,000,000     28,899,717
          1.890%, due 03/07/05+..........     3,400,000      3,386,924
          2.183%, due 03/08/05+..........     2,300,000      2,290,238
          2.260%, due 03/14/05+..........     1,000,000        995,480
          2.233%, due 03/15/05+..........       100,000         99,547
         Federal National Mortgage Assoc.
           1.975%, due 01/12/05+.........       800,000        799,516
          1.990%, due 01/19/05+..........    28,800,000     28,771,344
          1.986%, due 01/26/05+..........       100,000         99,857
          2.000%, due 01/26/05+..........     7,700,000      7,689,305
          2.073%, due 02/02/05+..........       200,000        199,618
          2.075%, due 02/02/05+..........     3,800,000      3,792,957
          2.175%, due 02/09/05+..........     3,400,000      3,391,970
          2.197%, due 02/16/05+..........       900,000        897,441
          2.210%, due 02/16/05+..........    27,600,000     27,521,522
          2.203%, due 02/23/05+..........     7,500,000      7,474,778
          2.221%, due 02/23/05+..........    11,600,000     11,561,404
          2.248%, due 03/02/05+..........    30,500,000     30,382,459
          2.299%, due 03/02/05+..........    24,000,000     23,907,831
          2.230%, due 03/15/05+..........       300,000        298,643
          2.390%, due 03/16/05+..........    17,400,000     17,314,510
          2.430%, due 03/23/05+..........     9,400,000      9,348,394
         U.S. Treasury Bill
           0.010%, due 03/03/05+.........       500,000        498,312
          2.175%, due 03/03/05+..........       280,000        278,968
          0.010%, due 03/17/05+..........    11,270,000     11,222,396
          0.010%, due 04/21/05+..........    10,000,000      9,930,400
          0.010%, due 05/05/05+..........    13,000,000     12,895,363
                                                        --------------
                                                           567,228,527
                                                        --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                   PAR          VALUE
       DESCRIPTION                               AMOUNT       (NOTE 2)
       ------------------------------------------------------------------

       COMMERCIAL PAPER - 10.4%
       Associates Corp. of North America
         6.200%, due 05/16/05................ $     500,000 $     506,221
       Atlantis One Funding Corp. 1.870%, due
         02/01/05............................     2,000,000     1,996,823
       Bank of America NA 2.440%, due
         03/28/05............................    43,100,000    43,100,000
       CAFCO LLC 1.990%, due 01/10/05........     2,000,000     1,999,024
       CC USA, Inc. 1.920%, due 01/14/05.....     2,000,000     1,998,638
       Citibank N.A. 2.030%, due 01/24/05....    14,900,000    14,900,000
       CRC Funding LLC 1.990%, due 01/10/05
         (144A)..............................     2,000,000     1,999,024
       CXC, Inc. 1.990%, due 01/07/05
         (144A)..............................     2,000,000     1,999,350
       DNB Nor Bank ASA 2.205%, due
         02/11/05............................     2,000,000     1,995,037
       Ford Motor Co. 2.520%, due
         04/08/05............................       400,000       397,284
       Galaxy Funding, Inc. 2.060%, due
         01/27/05 (144A).....................     2,000,000     1,997,068
       General Electric Capital Corp.
         2.320%, due 02/24/05................    37,900,000    37,768,108
        2.340%, due 03/01/05.................       300,000       298,850
       General Motors Acceptance Corp.
         2.404%, due 03/22/05................     6,700,000     6,664,207
        2.495%, due 04/05/05.................       700,000       695,440
       Grampian Funding LLC 2.060%, due
         01/28/05............................     2,000,000     1,996,954
       Greyhawk Capital Corp. 2.430%, due
         05/17/05............................     2,000,000     1,981,743
       Irish Permanent Treasure Plc 2.450%,
         due 05/19/05........................     2,000,000     1,981,320
       Newport Funding Corp. 2.060%, due
         01/24/05............................     2,000,000     1,997,408
       Skandinaviska Enskilda Banken
         2.040%, due 01/27/05................     3,900,000     3,894,254
       Spintab Swedmortgage 2.210%, due
         02/10/05............................     2,000,000     1,995,148
       UBS Finance, Inc.
         2.180%, due 01/03/05................    47,900,000    47,894,199
        1.930%, due 01/24/05.................       800,000       799,013
       Deutsche Telekom Finance 8.250%, due
         06/15/05............................       600,000       614,050
                                                            -------------
                                                              181,469,163
                                                            -------------

         ------------------------------------------------------------------
         SECURITY                            PAR              VALUE
         DESCRIPTION                        AMOUNT           (NOTE 2)
         ------------------------------------------------------------------

         REPURCHASE AGREEMENT - 1.3%
         State Street Bank & Trust Co.,
           Repurchase Agreement, dated
           12/31/04 at 1.250% to be
           repurchased at $23,634,462 on
           01/03/05 collateralized by
           $23,955,000 FNMA 1.875% due
           02/15/05 with a value of
           $24,108,767.................. $  23,632,000    $   23,632,000
                                                          --------------
         Total Short-Term Investments
         (Cost $772,380,906)                                 772,329,690
                                                          --------------

         TOTAL INVESTMENTS - 121.1%
         (Cost $2,114,376,710)                             2,123,771,789

         Other Assets and Liabilities (net) - (21.1%)       (370,709,978)
                                                          --------------

         TOTAL NET ASSETS - 100.0%                        $1,753,061,811
                                                          ==============

PORTFOLIO FOOTNOTES:

^ Variable or floating rate security. The stated rate represents the rate at December 31, 2004.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++Security is a "step-up" bond where coupon increase or step up at a predetermined date. Rate shown are current coupon and next coupon rate when security step up.

(a)Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b)Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the portfolio's adviser. These securities represent in the aggregate 0.27% of net assets.

(c)Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d)Security is in default.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


(e) Illiquid securities representing in the aggregate 0.00% of net assets.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

AMBAC - Ambac Indemnity Corporation

FGIC - Financial Guaranty Insurance Corporation

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

REMIC - Real Estate Mortgage Investment Conduit

FNMA - Federal National Mortgage Association

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at December 31, 2004 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        81.74%
                 AA                                       2.17
                 A                                       11.05
                 BBB                                      2.97
                 BB                                       1.68
                 B                                        0.26
                 Below B                                  0.13
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                         STRIKE   NUMBER OF
        PUT OPTIONS           EXPIRATION PRICE    CONTRACTS     VALUE
        ----------------------------------------------------------------
        U.S. Treasury Note
          10 Year Future..... 02/18/2005 $109.00        (211) $ (36,266)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/07/2005    6.65 (51,800,000)        (1)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/07/2005    7.00 (11,200,000)        (0)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/31/2005    4.60 (29,500,000)   (44,988)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 09/23/2005    6.00 (19,900,000)   (44,317)
        OTC 3 Month LIBOR
          Interest Rate Swap
          (Written Option
          Premium $2,317,884) 09/23/2005    7.00 (23,200,000)    (7,656)
                                                              ---------
                                                              $(133,228)
                                                              =========

                                         STRIKE   NUMBER OF
        CALL OPTIONS          EXPIRATION PRICE    CONTRACTS     VALUE
        ----------------------------------------------------------------
        U.S. Treasury Note
          10 Year Future..... 02/18/2005 $114.00        (297) $ (69,609)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/07/2005    4.00 (11,200,000)      (168)
        OTC 3 Month LIBOR
          Interest Rate
          Swap............... 01/31/2005    3.90 (29,500,000)    (5,871)
        OTC 3 Month LIBOR
          Interest Rate Swap
          (Written Option
          Premium $2,243,721) 09/23/2005    4.00 (95,300,000)  (672,437)
                                                              ---------
                                                              $(748,085)
                                                              =========

                            INTEREST
      SECURITIES SOLD SHORT   RATE    MATURITY    PROCEEDS      VALUE
      -------------------------------------------------------------------
       U.S. Treasury Note..   3.25%  08/15/2007 $ 28,974,688 $ 29,052,113
       U.S. Treasury Note..   3.00%  11/15/2007   29,811,367   29,824,230
       U.S. Treasury Note..   4.00%  11/15/2012   27,305,705   27,662,134
       U.S. Treasury Note..   3.88%  02/15/2013    7,235,940    7,204,764
       U.S. Treasury Note..   3.63%  05/15/2013   63,212,098   62,909,906
       U.S. Treasury Note..   4.75%  05/15/2014   26,084,091   26,060,550
       U.S. Treasury Note..   4.25%  08/15/2014   35,789,926   35,690,424
                                                ------------ ------------
                                                $218,413,815 $218,404,121
                                                ============ ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      -------------------------------------------------------------------

      CONVERTIBLE BONDS - 0.0%
      AEROSPACE & DEFENSE - 0.0%
      Timco Aviation Services, Inc.,
        8.000%, due 01/02/07(a) (Cost $71)...........    646 $          0
                                                             ------------

      COMMON STOCKS - 99.3%
      AEROSPACE & DEFENSE - 0.6%
      United Defense Industries, Inc.*...............  6,420      303,345
                                                             ------------
      AIRLINES - 0.3%
      ExpressJet Holdings, Inc.*..................... 11,600      149,408
                                                             ------------
      AUTO COMPONENTS - 2.5%
      Cooper Tire & Rubber Co........................ 41,300      890,015
      Tenneco Automotive, Inc.*...................... 21,900      377,556
                                                             ------------
                                                                1,267,571
                                                             ------------
      AUTOMOBILES - 3.9%
      American Axle & Manufacturing Holdings, Inc.... 10,150      311,199
      Autoliv, Inc................................... 22,500    1,086,750
      Monaco Coach Corp.(b).......................... 13,000      267,410
      Winnebago Industries, Inc.(b)..................  8,000      312,480
                                                             ------------
                                                                1,977,839
                                                             ------------
      BANKS - 5.2%
      Commerce Bancorp, Inc.(b)......................  6,337      408,103
      Compass Bancshares, Inc........................ 11,951      581,655
      Flagstar Bancorp, Inc.(b)......................  9,200      207,920
      IndyMac Bancorp, Inc...........................  4,300      148,135
      Providian Financial Corp.*..................... 53,113      874,771
      R&G Financial Corp. - Class B.................. 11,500      447,120
                                                             ------------
                                                                2,667,704
                                                             ------------
      BIOTECHNOLOGY - 1.4%
      Charles River Laboratories International, Inc.* 13,300      611,933
      Neurocrine Biosciences, Inc.*..................  1,945       95,888
                                                             ------------
                                                                  707,821
                                                             ------------
      BUILDING PRODUCTS - 0.5%
      Louisiana-Pacific Corp......................... 10,300      275,422
                                                             ------------
      CHEMICALS - 0.3%
      Macdermid, Inc.................................  4,500      162,450
                                                             ------------
      COMMERCIAL SERVICES & SUPPLIES - 3.4%
      Administaff, Inc.*............................. 25,200      317,772
      Brink's Co. (The).............................. 16,200      640,224
      Rent-A-Center, Inc.*........................... 29,850      791,025
                                                             ------------
                                                                1,749,021
                                                             ------------
      COMMUNICATIONS EQUIPMENT & SERVICES - 0.9%
      Commonwealth Telephone Enterprises, Inc.*......  2,006       99,618
      West Corp.*(b)................................. 10,136      335,603
                                                             ------------
                                                                  435,221
                                                             ------------

         -------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         -------------------------------------------------------------

         COMPUTERS & PERIPHERALS - 2.7%
         SanDisk Corp.*(b)........................ 21,000 $    524,370
         Storage Technology Corp.*................ 26,351      832,955
                                                          ------------
                                                             1,357,325
                                                          ------------
         CONSTRUCTION & ENGINEERING - 3.1%
         NVR, Inc.*...............................  2,062    1,586,503
                                                          ------------
         CONSTRUCTION MATERIALS - 1.4%
         Eagle Materials, Inc.(b).................  8,000      690,800
                                                          ------------
         ELECTRIC SERVICES - 1.7%
         Alliant Energy Corp......................  7,300      208,780
         OGE Energy Corp..........................  5,225      138,515
         Puget Energy, Inc........................ 21,364      527,691
                                                          ------------
                                                               874,986
                                                          ------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
         Belden CDT, Inc.(b)......................  8,289      192,305
         Checkpoint Systems, Inc.*................ 20,900      377,245
                                                          ------------
                                                               569,550
                                                          ------------
         ENERGY EQUIPMENT & SERVICES - 1.3%
         Energen Corp............................. 11,000      648,450
                                                          ------------
         FINANCIAL SERVICES - 5.7%
         Accredited Home Lenders Holding Co.*.....  7,500      372,600
         Affiliated Managers Group, Inc.*(b)......  5,200      352,248
         American Capital Strategies, Ltd......... 15,000      500,250
         CompuCredit Corp.*.......................  9,000      246,060
         Delphi Financial Group, Inc..............  3,150      145,372
         Doral Financial Corp.....................  8,071      397,497
         Eaton Vance Corp.........................  5,538      288,807
         Firstfed Financial Corp.*................  7,200      373,464
         Student Loan Corp........................  1,200      220,800
                                                          ------------
                                                             2,897,098
                                                          ------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
         American Medical Systems Holdings, Inc.*.  8,400      351,204
         EPIX Pharmaceuticals, Inc.*(b)...........  4,900       87,759
         Respironics, Inc.*.......................  6,100      331,596
         Sybron Dental Specialties, Inc.*.........    565       19,990
                                                          ------------
                                                               790,549
                                                          ------------
         HEALTH CARE PROVIDERS & SERVICES - 4.4%
         Health Net, Inc.*........................ 27,300      788,151
         Lincare Holdings, Inc.*..................  7,800      332,670
         Manor Care, Inc.......................... 28,800    1,020,384
         Shopko Stores, Inc.*(b)..................  4,900       91,532
                                                          ------------
                                                             2,232,737
                                                          ------------
         HOUSEHOLD DURABLES - 1.2%
         Whirlpool Corp...........................  8,776      607,387
                                                          ------------
         INSURANCE - 7.6%
         IPC Holdings, Ltd........................  9,169      398,943
         PMI Group, Inc........................... 14,741      615,437

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                              SHARES   (NOTE 2)
          ------------------------------------------------------------

          INSURANCE - CONTINUED
          Radian Group, Inc....................... 12,000 $    638,880
          RenaissanceRe Holdings, Ltd............. 20,420    1,063,473
          StanCorp Financial Group, Inc...........  2,100      173,250
          Stewart Information Services Corp.......  7,437      309,751
          W.R. Berkley Corp....................... 11,686      551,229
          WellChoice, Inc.*.......................  2,100      112,140
                                                          ------------
                                                             3,863,103
                                                          ------------
          INTERNET SOFTWARE & SERVICES - 4.6%
          Acxiom Corp............................. 21,000      552,300
          EarthLink, Inc.*........................ 28,640      329,933
          Sabre Holdings Corp. - Class A.......... 33,900      751,224
          United Online, Inc.*(b)................. 61,600      710,248
                                                          ------------
                                                             2,343,705
                                                          ------------
          LEISURE EQUIPMENT & PRODUCTS - 1.6%
          Hasbro, Inc............................. 41,900      812,022
                                                          ------------
          MACHINERY - 5.9%
          Albany International Corp. - Class A....  9,588      337,114
          Flowserve Corp.*........................ 25,700      707,778
          Manitowoc Co., Inc. (The)............... 10,000      376,500
          Terex Corp.*............................ 32,791    1,562,491
                                                          ------------
                                                             2,983,883
                                                          ------------
          MEDIA - 1.0%
          Movie Gallery, Inc.(b).................. 26,651      508,235
                                                          ------------
          METALS & MINING - 1.1%
          Carpenter Technology Corp...............  9,200      537,832
          Mueller Industries, Inc.................  1,300       41,860
                                                          ------------
                                                               579,692
                                                          ------------
          OIL & GAS - 8.3%
          Cabot Oil & Gas Corp.................... 16,387      725,125
          Denbury Resource, Inc.*................. 36,500    1,001,925
          Georgia Gulf Corp....................... 22,634    1,127,173
          Giant Industries, Inc.*(b).............. 10,200      270,402
          Meridian Resource Corp. (The)*(b)....... 38,600      233,530
          Noble Energy, Inc.(b)...................  5,372      331,237
          Vintage Petroleum, Inc.................. 20,500      465,145
          WGL Holdings, Inc.......................  2,800       86,352
                                                          ------------
                                                             4,240,889
                                                          ------------
          PHARMACEUTICALS - 1.1%
          Andrx Corp.*............................ 20,200      440,966
          Connetics Corp.*(b).....................  2,500       60,725
          Telik, Inc.*(b).........................  4,100       78,474
                                                          ------------
                                                               580,165
                                                          ------------
          REAL ESTATE - 5.3%
          CBL & Associates Properties, Inc. (REIT)  3,800      290,130
          Impac Mortgage Holdings, Inc.(REIT).....  5,700      129,219
          National Health Investors, Inc. (REIT).. 12,500      364,750

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                     SHARES   (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      New Century Financial Corp.*(REIT).............  4,347 $    277,817
      Novastar Financial, Inc.(b)(REIT).............. 14,800      732,600
      RAIT Investment Trust (REIT)...................  2,658       74,344
      Redwood Trust, Inc.(b)(REIT)...................  6,200      384,958
      Senior Housing Properties Trust (REIT)......... 22,507      426,283
                                                             ------------
                                                                2,680,101
                                                             ------------
      RETAIL - SPECIALTY - 7.7%
      Abercrombie & Fitch Co. - Class A.............. 13,600      638,520
      Michaels Stores, Inc........................... 31,785      952,596
      SUPERVALU, Inc................................. 43,156    1,489,745
      Yankee Candle Co., Inc.*....................... 26,064      864,804
                                                             ------------
                                                                3,945,665
                                                             ------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.7%
      Integrated Device Technology, Inc.*............ 32,352      373,989
                                                             ------------
      SOFTWARE - 7.8%
      BMC Software, Inc.*............................ 77,863    1,448,252
      Cerner Corp.*(a)(b)............................  3,000      159,510
      Citrix Systems, Inc.*.......................... 60,853    1,492,724
      Inter-Tel, Inc................................. 15,000      410,700
      SeaChange Inernationational, Inc.*(b)..........  3,450       60,168
      THQ, Inc.*(b).................................. 12,200      279,868
      Transaction Systems Architects, Inc. - Class A*  5,600      111,160
                                                             ------------
                                                                3,962,382
                                                             ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.3%
      Aspect Communications, Inc.*................... 49,900      555,886
      Ptek Holdings, Inc.*........................... 55,358      592,884
                                                             ------------
                                                                1,148,770
                                                             ------------
      TEXTILES, APPAREL & LUXURY GOODS - 1.2%
      Wolverine World Wide, Inc...................... 18,700      587,554
                                                             ------------
      Total Common Stocks (Cost $41,896,518)                   50,561,342
                                                             ------------
      MUTUAL FUNDS - 0.2%
      iShares Russell 2000 Index Fund(b).............    667       86,376
      SPDR Trust Series Fund(b)......................    170       20,548
                                                             ------------
      Total Mutual Funds (Cost $105,923)                          106,924
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 11.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 0.50% to be
        repurchased at $194,008 on 01/03/05
        collateralized by $200,000 FHLB 1.640%
        due 06/17/05 with a value of $199,211..... $  194,000 $   194,000
      State Street Navigator Securities Lending
        Prime Portfolio(c)........................  5,702,584   5,702,584
                                                              -----------
      Total Short-Term Investments
      (Cost $5,896,584)                                         5,896,584
                                                              -----------

      TOTAL INVESTMENTS - 111.1%
      (Cost $47,899,096)                                      $56,564,850
      Other Assets and Liabilities (net) - (11.1%)             (5,643,869)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $50,920,981
                                                              ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Illiquid securities representing in the aggregate 0.00% of net assets.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 87.1%
      AUTO COMPONENTS - 2.7%
      Bandag, Inc.(a)...........................   101,900 $    5,075,639
      Superior Industries International, Inc.(a)   415,300     12,064,465
                                                           --------------
                                                               17,140,104
                                                           --------------
      BANKS - 2.3%
      Brookline Bancorp, Inc.(a)................   504,500      8,233,440
      NewAlliance Bancshares, Inc...............   426,912      6,531,754
                                                           --------------
                                                               14,765,194
                                                           --------------
      CHEMICALS - 1.6%
      Agrium, Inc...............................   606,600     10,221,210
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 2.3%
      On Assignment, Inc.*(a)................... 1,197,560      6,215,336
      Quanta Services, Inc.*(a)................. 1,078,900      8,631,200
                                                           --------------
                                                               14,846,536
                                                           --------------
      COMMUNICATIONS EQUIPMENT - 4.3%
      CommScope, Inc.*(a).......................   511,300      9,663,570
      Comverse Technology, Inc.*................   273,400      6,684,630
      Scientific-Atlanta, Inc...................    37,500      1,237,875
      Sycamore Networks, Inc.*.................. 1,704,449      6,920,063
      Tellabs, Inc.*............................   366,601      3,149,106
                                                           --------------
                                                               27,655,244
                                                           --------------
      COMPUTERS & PERIPHERALS - 1.5%
      Electronics for Imaging, Inc.*............   138,800      2,416,508
      Hutchinson Technology, Inc.*(a)...........   203,615      7,038,971
                                                           --------------
                                                                9,455,479
                                                           --------------
      CONSTRUCTION & ENGINEERING - 1.0%
      Keith Companies, Inc. (The)*..............   359,880      6,258,313
                                                           --------------
      ELECTRICAL EQUIPMENT - 3.9%
      American Power Conversion Corp............   198,500      4,247,900
      Coherent, Inc.*...........................   259,328      7,893,944
      Credence Systems Corp.*(a)................   428,800      3,923,520
      Electro Scientific Industries, Inc.*(a)...   462,060      9,130,306
                                                           --------------
                                                               25,195,670
                                                           --------------
      ELECTRONICS - 3.0%
      Advanced Power Technology, Inc.*..........   154,500      1,195,830
      AVX Corp.(a)..............................   514,200      6,478,920
      Bel Fuse, Inc. - Class A..................   111,088      3,254,878
      Bel Fuse, Inc. - Class B..................    59,277      2,002,970
      Park Electrochemical Corp.................   295,000      6,395,600
                                                           --------------
                                                               19,328,198
                                                           --------------
      FINANCIAL SERVICES - 4.1%
      Ichiyoshi Securities Co., Ltd.............   776,700      7,189,706
      Instinet Group, Inc.*.....................   857,088      5,168,241
      Leucadia National Corp.(a)................   129,700      9,011,556
      Westwood Holdings Group, Inc..............   246,775      4,861,467
                                                           --------------
                                                               26,230,970
                                                           --------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        FOOD PRODUCTS - 1.0%
        Del Monte Pacific, Ltd................. 6,876,000 $    2,885,982
        Industrias Bachoco, S.A. (ADR)(a)......   259,600      3,683,724
                                                          --------------
                                                               6,569,706
                                                          --------------
        HEALTH CARE PROVIDERS & SERVICES - 1.3%
        AMN Healthcare Services, Inc.*(a)......   123,338      1,962,308
        Cross Country Healthcare, Inc.*(a).....   346,000      6,255,680
                                                          --------------
                                                               8,217,988
                                                          --------------
        HOUSEHOLD DURABLES - 2.9%
        Cavco Industries, Inc.*(a).............   151,163      6,794,777
        Coachmen Industries, Inc.(a)...........   199,100      3,456,376
        Skyline Corp...........................   207,600      8,470,080
                                                          --------------
                                                              18,721,233
                                                          --------------
        INDUSTRIAL - DIVERSIFIED - 1.4%
        Trinity Industries, Inc.(a)............   257,500      8,775,600
                                                          --------------
        INSURANCE - 6.2%
        Arch Capital Group Ltd.*...............   180,974      7,003,694
        Brit Insurance Holdings PLC............ 3,642,800      5,494,049
        E-L Financial Corp.....................    23,855      6,697,285
        FBL Financial Group, Inc. - Class A....   277,500      7,922,625
        Montpelier Re Holdings Ltd.(a).........   106,000      4,075,700
        National Western Life Insurance Co.*...     3,400        566,474
        Phoenix Companies, Inc. (The)(a).......   639,300      7,991,250
                                                          --------------
                                                              39,751,077
                                                          --------------
        IT CONSULTING & SERVICES - 0.6%
        Ingram Micro, Inc. - Class A*..........   190,900      3,970,720
                                                          --------------
        LEISURE EQUIPMENT & PRODUCTS - 2.3%
        JAKKS Pacific, Inc.*(a)................   413,979      9,153,076
        Leapfrog Enterprises, Inc.*............   151,200      2,056,320
        Russ Berrie & Co., Inc.(a).............   170,700      3,898,788
                                                          --------------
                                                              15,108,184
                                                          --------------
        MACHINERY - 2.5%
        Alamo Group, Inc.......................   378,700     10,285,492
        Lindsay Manufacturing Co...............   212,700      5,504,676
                                                          --------------
                                                              15,790,168
                                                          --------------
        METALS & MINING - 3.1%
        Fording Canadian Coal Trust(a).........   156,500     12,073,975
        RTI International Metals, Inc.*........   369,200      7,583,368
                                                          --------------
                                                              19,657,343
                                                          --------------
        OIL & GAS - 11.4%
        Pogo Producing Co......................   347,300     16,840,577
        Smedvig ASA - Series A.................   674,600     11,247,513
        St. Mary Land & Exploration Co.(a).....   316,500     13,210,710
        Tidewater, Inc.(a).....................   207,900      7,403,319
        Whiting Petroleum Corp.*...............   517,073     15,641,458
        Willbros Group, Inc.*(a)...............   377,100      8,692,155
                                                          --------------
                                                              73,035,732
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.5%
        TimberWest Forest Corp................... 772,200 $    9,678,976
                                                          --------------
        PHARMACEUTICALS - 1.4%
        PAREXEL International Corp.*(a).......... 281,481      5,714,064
        Pharmaceutical Product Development, Inc.*  86,175      3,558,166
                                                          --------------
                                                               9,272,230
                                                          --------------
        REAL ESTATE - 14.7%
        Avatar Holdings, Inc.*(a)................  90,500      4,353,050
        Brascan Corp. - Class A.................. 199,900      7,198,399
        Catellus Development Corp. (REIT)........ 345,945     10,585,917
        Forest City Enterprises, Inc. - Class A.. 201,500     11,596,325
        Jones Lang Lasalle, Inc.*................ 179,300      6,707,613
        LNR Property Corp.(a).................... 209,300     13,167,063
        Origen Financial, Inc. (REIT)............ 603,822      4,516,589
        PS Business Parks, Inc. (REIT)...........  61,200      2,760,120
        St. Joe Co. (The)........................ 246,300     15,812,460
        Trammell Crow Co.*....................... 756,500     13,700,215
        Wellsford Real Properties, Inc.*......... 279,100      4,024,622
                                                          --------------
                                                              94,422,373
                                                          --------------
        RETAIL - MULTILINE - 1.3%
        Kmart Holding Corp.*(a)..................  85,400      8,450,330
                                                          --------------
        RETAIL - SPECIALTY - 2.5%
        Buckle, Inc. (The )...................... 124,800      3,681,600
        Dress Barn, Inc. (The)*.................. 454,800      8,004,480
        Hollywood Entertainment Corp.*........... 325,782      4,264,486
                                                          --------------
                                                              15,950,566
                                                          --------------
        SOFTWARE - 2.5%
        Ascential Software Corp.*................ 414,240      6,756,254
        Geac Computer Corp., Ltd.*............... 893,600      6,567,960
        Sybase, Inc.*............................ 144,900      2,890,755
        Synopsys, Inc.*.......................... 207,500      4,071,150
                                                          --------------
                                                              16,214,969
                                                          --------------
        TEXTILES, APPAREL & LUXURY GOODS - 1.2%
        K-Swiss, Inc. - Class A(a)............... 266,759      7,768,022
                                                          --------------
        TRANSPORTATION - 2.0%
        Alexander & Baldwin, Inc................. 297,031     12,600,055
                                                          --------------
        Total Common Stocks (Cost $405,155,964)              559,123,340
                                                          --------------

        PREFERRED STOCK - 0.2%
        REAL ESTATE - 0.2%
        CRT Properties, Inc. (REIT)
          (Cost $962,500)........................  38,500      1,013,705
                                                          --------------

     ---------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 32.6%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25%
       to be repurchased at $ 33,202,458
       on 01/03/05 collateralized by
       $33,810,000 FNMA 1.55% due
       07/07/07 with a value of
       $33,865,651............................ $ 33,199,000 $  33,199,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/31/04 at 1.25%
       to be repurchased at $ 48,005,000 on
       01/03/05 collateralized by
       $48,880,000 FNMA 2.32% due
       04/07/06 with a value of $
       48,961,532.............................   48,000,000    48,000,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  128,133,883   128,133,883
                                                            -------------
     Total Short-Term Investments
     (Cost $209,332,883)                                      209,332,883
                                                            -------------

     TOTAL INVESTMENTS - 119.9%
     (Cost $615,451,347)                                      769,469,928

     Other Assets and Liabilities (net) - (19.9%)            (127,664,577)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 641,805,351
                                                            =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

REIT- Real Estate Investment Trust

FNMA- Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 95.8%
         AEROSPACE & DEFENSE - 2.4%
         Alliant Techsystems, Inc.*.............  87,000 $    5,688,060
         Rockwell Collins, Inc.................. 167,000      6,586,480
                                                         --------------
                                                             12,274,540
                                                         --------------
         AIR FREIGHT & LOGISTICS - 0.4%
         Expeditors International of Washington,
           Inc..................................  40,000      2,235,200
                                                         --------------
         AIRLINES - 1.3%
         JetBlue Airways Corp.*(a).............. 118,000      2,739,960
         Southwest Airlines Co.................. 229,000      3,728,120
                                                         --------------
                                                              6,468,080
                                                         --------------
         AUTOMOTIVE - 0.8%
         Oshkosh Truck Corp.....................  64,000      4,376,320
                                                         --------------
         BANKS - 0.2%
         Silicon Valley Bancshares*(a)..........  22,000        986,040
                                                         --------------
         BEVERAGES - 0.6%
         Cott Corp.*(a)......................... 131,000      3,239,630
                                                         --------------
         BIOTECHNOLOGY - 0.3%
         Protein Design Labs, Inc.*(a)..........  69,000      1,425,540
                                                         --------------
         CHEMICALS - 1.0%
         Potash Corporation of Saskatchewan,
           Inc.(a)..............................  64,000      5,315,840
                                                         --------------
         COMMERCIAL SERVICES & SUPPLIES - 7.9%
         Apollo Group, Inc. - Class A*..........  23,000      1,856,330
         Certegy, Inc........................... 142,000      5,045,260
         ChoicePoint, Inc.*..................... 158,000      7,266,420
         Education Management Corp.*............  88,000      2,904,880
         Global Payments, Inc.(a)...............  61,000      3,570,940
         Hewitt Associates, Inc.*...............  75,000      2,400,750
         Iron Mountain, Inc.*(a)................ 152,000      4,634,480
         Manpower, Inc.......................... 107,000      5,168,100
         MoneyGram International, Inc........... 161,000      3,403,540
         Robert Half International, Inc.........  83,000      2,442,690
         Viad Corp..............................  55,000      1,566,950
                                                         --------------
                                                             40,260,340
                                                         --------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 0.4%
         Comverse Technology, Inc.*.............  79,000      1,931,550
                                                         --------------
         COMPUTER SOFTWARE & PROCESSING - 0.4%
         Jack Henry & Associates, Inc...........  97,000      1,931,270
                                                         --------------
         COMPUTERS & PERIPHERALS - 0.1%
         Lexmark International, Inc. - Class A*.   9,000        765,000
                                                         --------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS -
         5.9%
         Danaher Corp...........................  76,000      4,363,160
         Diebold, Inc...........................  69,000      3,845,370
         Flextronics International, Ltd.*....... 243,000      3,358,260
         FLIR Systems, Inc.*(a).................  52,000      3,317,080

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        FMC Technologies, Inc.*................. 109,000 $    3,509,800
        Gentex Corp.(a)......................... 127,000      4,701,540
        Jabil Circuit, Inc.*.................... 130,000      3,325,400
        Xilinx, Inc............................. 121,000      3,587,650
                                                         --------------
                                                             30,008,260
                                                         --------------
        FINANCIALS - DIVERSIFIED - 4.6%
        Ameritrade Holding Corp.*............... 328,000      4,664,160
        CapitalSource, Inc.*(a)................. 139,000      3,568,130
        Eaton Vance Corp.(a)....................  79,000      4,119,850
        Federated Investors, Inc. - Class B.....  55,000      1,672,000
        Investors Financial Services Corp.(a)...  43,000      2,149,140
        Legg Mason, Inc.........................  49,000      3,589,740
        Waddell & Reed Financial, Inc. - Class A 159,000      3,798,510
                                                         --------------
                                                             23,561,530
                                                         --------------
        FOOD & DRUG RETAILING - 2.5%
        Omnicare, Inc.(a)....................... 191,000      6,612,420
        Shoppers Drug Mart Corp.*...............  31,000        960,327
        Shoppers Drug Mart Corp.* (144A)(c).....  28,000        867,393
        Whole Foods Market, Inc.................  45,000      4,290,750
                                                         --------------
                                                             12,730,890
                                                         --------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 3.1%
        Bausch & Lomb, Inc......................  19,000      1,224,740
        Edwards Lifesciences Corp.*.............  76,000      3,135,760
        Gen-Probe, Inc.*........................  36,000      1,627,560
        INAMED Corp.*...........................  15,000        948,750
        Kinetic Concepts, Inc.*(a)..............  68,000      5,188,400
        Varian Medical Systems, Inc.*...........  24,000      1,037,760
        Waters Corp.*...........................  54,000      2,526,660
                                                         --------------
                                                             15,689,630
                                                         --------------
        HEALTH CARE PROVIDERS & SERVICES - 4.1%
        Community Health Systems, Inc.*.........  95,000      2,648,600
        Coventry Health Care, Inc.*.............  39,000      2,070,120
        DaVita, Inc.*...........................  39,000      1,541,670
        Health Management Associates, Inc. -
          Class A(a)............................ 170,000      3,862,400
        Laboratory Corporation of America
          Holdings*............................. 108,000      5,380,560
        Manor Care, Inc......................... 154,000      5,456,220
                                                         --------------
                                                             20,959,570
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 2.1%
        Cheesecake Factory, Inc.*(a)............ 101,999      3,311,908
        Fairmont Hotels & Resorts, Inc.(a)...... 157,000      5,438,480
        P.F. Chang's China Bistro, Inc.*(a).....  39,000      2,197,650
                                                         --------------
                                                             10,948,038
                                                         --------------
        HOUSEHOLD DURABLES - 0.8%
        American Standard Cos., Inc.*...........  94,000      3,884,080
                                                         --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        INDUSTRIAL CONGLOMERATES - 2.5%
        ITT Industries, Inc.....................  49,000 $    4,138,050
        Roper Industries, Inc................... 104,000      6,320,080
        Teleflex, Inc...........................  49,800      2,586,612
                                                         --------------
                                                             13,044,742
                                                         --------------
        INSURANCE - 3.8%
        Assurant, Inc........................... 155,000      4,735,250
        Axis Capital Holdings, Ltd.(a)..........  84,000      2,298,240
        Principal Financial Group, Inc..........  81,000      3,316,140
        Protective Life Corp....................  65,000      2,774,850
        Radian Group, Inc.......................  48,000      2,555,520
        Willis Group Holdings, Ltd..............  91,000      3,746,470
                                                         --------------
                                                             19,426,470
                                                         --------------
        INTERNET SOFTWARE & SERVICES - 3.9%
        CheckFree Corp.*........................  87,000      3,312,960
        CNET Networks, Inc.*(a)................. 210,000      2,358,300
        Getty Images, Inc.*.....................  19,000      1,308,150
        IAC/InterActiveCorp*(a).................  67,000      1,850,540
        Juniper Networks, Inc.*.................  75,000      2,039,250
        McAfee, Inc.*........................... 205,000      5,930,650
        Monster Worldwide, Inc.*................ 102,800      3,458,192
                                                         --------------
                                                             20,258,042
                                                         --------------
        IT CONSULTING & SERVICES - 2.3%
        CACI International, Inc. - Class A*(a)..  45,000      3,065,850
        DST Systems, Inc.*...................... 116,000      6,045,920
        Fiserv, Inc.*...........................  65,000      2,612,350
                                                         --------------
                                                             11,724,120
                                                         --------------
        LEISURE EQUIPMENT & PRODUCTS - 1.2%
        Brunswick Corp.......................... 124,000      6,138,000
                                                         --------------
        MEDIA - 4.0%
        Catalina Marketing Corp.(a).............  74,000      2,192,620
        Citadel Broadcasting Corp.*............. 309,000      4,999,620
        Cox Radio, Inc. - Class A*..............  95,000      1,565,600
        Entercom Communications Corp.*..........  79,000      2,835,310
        Rogers Communications, Inc. - Class B(a) 163,000      4,262,450
        Scholastic Corp.*(a)....................  67,000      2,476,320
        XM Satellite Radio Holdings, Inc. -
          Class A*(a)...........................  53,000      1,993,860
                                                         --------------
                                                             20,325,780
                                                         --------------
        METALS & MINING - 1.5%
        Newmont Mining Corp.....................  78,000      3,463,980
        Nucor Corp..............................  84,000      4,396,560
                                                         --------------
                                                              7,860,540
                                                         --------------
        OIL & GAS - 6.0%
        BJ Services Co.......................... 124,000      5,770,960
        Diamond Offshore Drilling, Inc.(a)...... 100,000      4,005,000
        EOG Resources, Inc......................  52,000      3,710,720
        Murphy Oil Corp.........................  66,000      5,309,700

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        OIL & GAS - CONTINUED
        Smith International, Inc.*...............  86,000 $    4,679,260
        Western Gas Resources, Inc............... 100,000      2,925,000
        XTO Energy, Inc.......................... 124,000      4,387,120
                                                          --------------
                                                              30,787,760
                                                          --------------
        PHARMACEUTICALS - 10.4%
        Abgenix, Inc.*(a)........................  79,000        816,860
        Alkermes, Inc.*(a).......................  88,000      1,239,920
        AmerisourceBergen Corp...................  65,000      3,814,200
        Amylin Pharmaceuticals, Inc.*(a).........  52,000      1,214,720
        Andrx Corp.*.............................  93,000      2,030,190
        Barr Laboratories, Inc.*.................  97,000      4,417,380
        Cephalon, Inc.*(a).......................  86,000      4,375,680
        Elan Corporation Plc (ADR)*(a)........... 125,000      3,406,250
        Eyetech Pharmaceuticals, Inc.*(a)........  38,000      1,729,000
        Gilead Sciences, Inc.*................... 129,000      4,513,710
        Human Genome Sciences, Inc.*(a)..........  90,000      1,081,800
        ImClone Systems, Inc.*...................  24,000      1,105,920
        Invitrogen Corp.*........................  36,000      2,416,680
        IVAX Corp.*.............................. 219,000      3,464,580
        Medimmune, Inc.*......................... 268,000      7,265,480
        Neurocrine Biosciences, Inc.*(a).........  48,000      2,366,400
        Sepracor, Inc.*(a).......................  34,250      2,033,422
        Taro Pharmaceutical Industries, Ltd. -
          Class A*(a)............................  45,000      1,531,350
        Valeant Pharmaceuticals International(a). 129,000      3,399,150
        Vertex Pharmaceuticals, Inc.*(a).........  85,000        898,450
                                                          --------------
                                                              53,121,142
                                                          --------------
        RETAIL - SPECIALTY - 5.7%
        Best Buy Co., Inc........................  65,000      3,862,300
        CDW Corp.................................  66,000      4,379,100
        Dollar Tree Stores, Inc.*................  58,000      1,663,440
        Family Dollar Stores, Inc................ 148,000      4,622,040
        MSC Industrial Direct Co., Inc. - Class A  26,000        935,480
        O' Reilly Automotive, Inc.*(a)...........  61,000      2,748,050
        PETsMART, Inc............................ 139,000      4,938,670
        Ross Stores, Inc......................... 117,000      3,377,790
        Williams-Sonoma, Inc.*...................  77,000      2,698,080
                                                          --------------
                                                              29,224,950
                                                          --------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.2%
        AMIS Holdings, Inc.*..................... 115,000      1,899,800
        Integrated Circuit Systems, Inc.*........  96,000      2,008,320
        Intersil Corp. - Class A................. 191,000      3,197,340
        Microchip Technology, Inc................ 140,000      3,732,400
        Novellus Systems, Inc.................... 126,000      3,514,140
        PMC-Sierra, Inc.*........................ 169,000      1,901,250
        QLogic Corp.*............................  86,000      3,158,780
        Semtech Corp.*(a)........................  90,000      1,968,300
                                                          --------------
                                                              21,380,330
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                               SHARES    (NOTE 2)
         --------------------------------------------------------------

         SOFTWARE - 5.3%
         Adobe Systems, Inc.......................  39,000 $  2,446,860
         Cadence Design Systems, Inc.*(a)......... 290,000    4,004,900
         Citrix Systems, Inc.*....................  30,000      735,900
         Cognos, Inc.*(a).........................  28,000    1,233,680
         Intuit, Inc.*............................  35,000    1,540,350
         Mercury Interactive Corp.*...............  64,000    2,915,200
         NAVTEQ Corp.*............................  93,000    4,311,480
         Red Hat, Inc.*(a)........................ 138,000    1,842,300
         Sungard Data Systems, Inc.*..............  68,000    1,926,440
         VeriSign, Inc.*.......................... 161,000    5,396,720
         VERITAS Software Corp.*..................  23,000      656,650
                                                           ------------
                                                             27,010,480
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.9%
         ADTRAN, Inc..............................  70,000    1,339,800
         Garmin, Ltd.(a)..........................  66,000    4,015,440
         Harris Corp.............................. 104,000    6,426,160
         Telus Corp...............................  98,000    2,950,345
                                                           ------------
                                                             14,731,745
                                                           ------------
         TELECOMMUNICATION SERVICES - WIRELESS - 2.6%
         Crown Castle International Corp.*........ 223,000    3,710,720
         Nextel Communications, Inc. - Class A*(a)  65,000    1,950,000
         Nextel Partners, Inc. - Class A*......... 195,000    3,810,300
         Western Wireless Corp. - Class A*........ 140,000    4,102,000
                                                           ------------
                                                             13,573,020
                                                           ------------
         TRANSPORTATION - 0.6%
         C.H. Robinson Worldwide, Inc.............  52,000    2,887,040
                                                           ------------
         Total Common Stocks (Cost $401,745,902)            490,485,509
                                                           ------------

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                    SHARES     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 19.3%
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................ 76,364,410 $ 76,364,410
     T. Rowe Price Government Reserve
       Investment Fund........................... 22,748,964   22,748,964
                                                             ------------
     Total Short-Term Investments
     (Cost $99,113,374)                                        99,113,374
                                                             ------------

     TOTAL INVESTMENTS - 115.1%
     (Cost $500,859,276)                                      589,598,883

     Other Assets and Liabilities (net) - (15.1%)             (77,376,660)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $512,222,223
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)



          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 98.8%
          AIRLINES - 1.0%
          Southwest Airlines Co................  99,330 $   1,617,092
                                                        -------------
          BANKS - 2.4%
          City National Corp...................  11,550       816,007
          Silicon Valley Bancshares*...........  16,260       728,773
          Sovereign Bancorp, Inc...............  51,920     1,170,796
          UCBH Holdings, Inc...................  24,280     1,112,510
                                                        -------------
                                                            3,828,086
                                                        -------------
          BEVERAGES, FOOD & TOBACCO - 0.5%
          Constellation Brands, Inc.*..........  16,010       744,625
                                                        -------------
          BIOTECHNOLOGY - 1.6%
          Genzyme Corp.*.......................  29,930     1,738,035
          MedImmune, Inc.*.....................  27,700       750,947
                                                        -------------
                                                            2,488,982
                                                        -------------
          CHEMICALS - 1.6%
          Ashland, Inc.........................  14,340       837,169
          Eastman Chemical Co..................  11,350       655,236
          Lyondell Chemical Co.................  35,700     1,032,444
                                                        -------------
                                                            2,524,849
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 3.2%
          Alliance Data Systems Corp.*.........  32,640     1,549,747
          Global Payments, Inc.................  17,635     1,032,353
          Manor Care, Inc......................  23,100       818,433
          Robert Half International, Inc.......  53,040     1,560,967
                                                        -------------
                                                            4,961,500
                                                        -------------
          COMMUNICATIONS EQUIPMENT & SERVICES - 3.6%
          American Tower Corp. - Class A*......  43,820       806,288
          Avid Technology, Inc.*...............  22,610     1,396,168
          Polycom, Inc.*.......................  98,250     2,291,190
          Sonus Networks, Inc.*................ 204,800     1,173,504
                                                        -------------
                                                            5,667,150
                                                        -------------
          COMPUTER SERVICES - 0.5%
          Cogent, Inc.*........................  23,660       780,780
                                                        -------------
          COMPUTERS & PERIPHERALS - 2.7%
          Apple Computer, Inc.*................  39,680     2,555,392
          CDW Corp.............................  26,100     1,731,735
                                                        -------------
                                                            4,287,127
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
          Benchmark Electronics, Inc.*.........  34,850     1,188,385
          Sanmina-SCI Corp.*................... 239,190     2,025,939
                                                        -------------
                                                            3,214,324
                                                        -------------
          FINANCIALS - DIVERSIFIED - 6.1%
          Affiliated Managers Group, Inc.*.....  16,965     1,149,209
          Ameritrade Holding Corp.*............  59,720       849,218
          Bear Stearns Cos., Inc...............   6,600       675,246
          Doral Financial Corp.................  18,910       931,318

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         FINANCIALS - DIVERSIFIED - CONTINUED
         E*TRADE Financial Corp.*............... 119,620 $   1,788,319
         Fiserv, Inc.*..........................  14,825       595,817
         Northern Trust Corp....................  23,590     1,146,002
         SEI Investments Co.....................  14,260       597,922
         T. Rowe Price Group, Inc...............  29,400     1,828,680
                                                         -------------
                                                             9,561,731
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         Whole Foods Market, Inc................   8,010       763,754
                                                         -------------
         FOOD PRODUCTS - 0.5%
         McCormick & Co. Inc....................  21,360       824,496
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 7.6%
         Bard (C.R.), Inc.......................  34,050     2,178,519
         Bausch & Lomb, Inc.....................  29,660     1,911,884
         Biomet, Inc............................  32,200     1,397,158
         Cooper Cos., Inc. (The)................  16,070     1,134,381
         Dade Behring Holdings, Inc.*...........  13,060       731,360
         Inamed Corp.*..........................  28,220     1,784,915
         Patterson Cos., Inc.*..................  26,670     1,157,211
         Waters Corp.*..........................  33,490     1,566,997
                                                         -------------
                                                            11,862,425
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 3.1%
         AMERIGROUP Corp.*......................   9,800       741,468
         Laboratory Corporation of America
           Holdings*............................  19,570       974,977
         Medco Health Solutions, Inc.*..........  21,290       885,664
         WellPoint, Inc.*.......................  19,730     2,268,950
                                                         -------------
                                                             4,871,059
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 7.8%
         Host Marriott Corp. (REIT).............  40,480       700,304
         Marriott International, Inc. - Class A.  34,480     2,171,550
         MGM MIRAGE*............................  21,120     1,536,269
         P.F. Chang's China Bistro, Inc.*.......  13,820       778,757
         Scientific Games Corp. - Class A*......  48,080     1,146,227
         Starwood Hotels & Resorts Worldwide,
           Inc. - Class B.......................  17,430     1,017,912
         Station Casinos, Inc...................  25,720     1,406,370
         Wynn Resorts Ltd.*.....................  16,390     1,096,819
         Yum! Brands, Inc.......................  49,710     2,345,318
                                                         -------------
                                                            12,199,526
                                                         -------------
         HOUSEHOLD DURABLES - 1.3%
         American Standard Cos., Inc.*..........  24,715     1,021,224
         Harman International Industries, Inc...   7,610       966,470
                                                         -------------
                                                             1,987,694
                                                         -------------
         HOUSEHOLD PRODUCTS - 0.7%
         Clorox Company (The)...................  18,075     1,065,160
                                                         -------------
         INDUSTRIAL CONGLOMERATES - 4.8%
         Eaton Corp.............................  10,755       778,232
         Fisher Scientific Int'l., Inc.*........  34,890     2,176,438

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                          SHARES    (NOTE 2)
           ----------------------------------------------------------

           INDUSTRIAL CONGLOMERATES - CONTINUED
           Pentair, Inc........................  33,610 $   1,464,052
           Rockwell Automation, Inc............  35,670     1,767,448
           Roper Industries, Inc...............  20,520     1,247,000
                                                        -------------
                                                            7,433,170
                                                        -------------
           INTERNET & CATALOG RETAIL - 1.3%
           Overstock.com, Inc.*................  11,650       803,850
           Pacificare Health Systems, Inc.*....  21,580     1,219,702
                                                        -------------
                                                            2,023,552
                                                        -------------
           INTERNET SOFTWARE & SERVICES - 10.5%
           Ariba, Inc.*........................  65,060     1,079,996
           Ask Jeeves, Inc.*...................  41,900     1,120,825
           CheckFree Corp.*....................  36,110     1,375,069
           CNET Networks, Inc.*................ 105,890     1,189,145
           F5 Networks, Inc.*..................  31,680     1,543,449
           Juniper Networks, Inc.*............. 116,380     3,164,372
           Macromedia, Inc.*...................  37,550     1,168,556
           McAfee, Inc.*.......................  54,190     1,567,717
           TIBCO Software, Inc.*............... 130,310     1,738,335
           VeriSign, Inc.*.....................  72,950     2,445,284
                                                        -------------
                                                           16,392,748
                                                        -------------
           LEISURE EQUIPMENT & PRODUCTS - 0.7%
           WMS Industries, Inc.*...............  34,520     1,157,801
                                                        -------------
           MEDIA - 2.6%
           DreamWorks Animation SKG, Inc.*.....  31,110     1,166,936
           Monster Worldwide, Inc.*............  64,820     2,180,545
           Sirius Satellite Radio, Inc.*.......  86,170       659,200
                                                        -------------
                                                            4,006,681
                                                        -------------
           METALS & MINING - 1.6%
           AK Steel Holding Corp.*.............  61,190       885,419
           Allegheny Technologies, Inc.........  47,410     1,027,375
           Peabody Energy Corp.................   7,570       612,489
                                                        -------------
                                                            2,525,283
                                                        -------------
           OIL & GAS - 4.0%
           BJ Services Co......................  16,610       773,029
           Grant Prideco, Inc.*................  32,890       659,444
           Range Resources Corp................  37,930       776,048
           Smith International, Inc.*..........  14,180       771,534
           Transocean, Inc.*...................  33,700     1,428,543
           Ultra Petroleum Corp.*..............  14,120       679,596
           XTO Energy, Inc.....................  34,140     1,207,873
                                                        -------------
                                                            6,296,067
                                                        -------------
           PHARMACEUTICALS - 3.6%
           Elan Corp. Plc (ADR)*...............  25,460       693,785
           Eyetech Pharmaceuticals, Inc.*......  17,140       779,870
           Medicines Co.*......................  29,490       849,312
           MGI Pharma, Inc.*...................  41,880     1,173,059

     ---------------------------------------------------------------------
     SECURITY                                                   VALUE
     DESCRIPTION                                     SHARES    (NOTE 2)
     ---------------------------------------------------------------------

     PHARMACEUTICALS - CONTINUED
     Neurocrine Biosciences, Inc.*..................  25,330 $   1,248,769
     Sepracor, Inc.*................................  14,680       871,551
                                                             -------------
                                                                 5,616,346
                                                             -------------
     RETAIL - SPECIALTY - 7.7%
     American Eagle Outfitters, Inc.................  16,680       785,628
     Bed Bath & Beyond, Inc.*.......................  58,440     2,327,665
     Chico's FAS, Inc.*.............................  41,240     1,877,657
     Coach, Inc.*...................................  50,525     2,849,610
     RadioShack Corp................................  33,430     1,099,179
     Urban Outfitters, Inc.*........................  26,380     1,171,272
     Williams-Sonoma, Inc.*.........................  54,780     1,919,491
                                                             -------------
                                                                12,030,502
                                                             -------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 7.0%
     Advanced Micro Devices, Inc.*..................  72,500     1,596,450
     Cymer, Inc.*...................................  52,770     1,558,826
     KLA-Tencor Corp.*..............................  42,480     1,978,718
     Lam Research Corp.*............................  70,110     2,026,880
     Marvell Technology Group, Ltd.*................  54,350     1,927,794
     PMC-Sierra, Inc.*.............................. 168,050     1,890,563
                                                             -------------
                                                                10,979,231
                                                             -------------
     SOFTWARE - 2.5%
     ChoicePoint, Inc.*.............................  22,970     1,056,390
     Citrix Systems, Inc.*..........................  44,890     1,101,152
     Cognizant Technology Solutions Corp. - Class A*  39,560     1,674,575
                                                             -------------
                                                                 3,832,117
                                                             -------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.8%
     Amdocs, Ltd.*..................................  34,920       916,650
     Comverse Technology, Inc.*.....................  78,855     1,928,005
                                                             -------------
                                                                 2,844,655
                                                             -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 1.9%
     Alamosa Holdings, Inc.*........................  65,250       813,668
     NII Holdings Inc. - Class B*...................  21,880     1,038,206
     Western Wireless Corp. - Class A*..............  36,870     1,080,291
                                                             -------------
                                                                 2,932,165
                                                             -------------
     TRANSPORTATION - 2.0%
     Expeditors International of Washington, Inc....  18,395     1,027,913
     Teekay Shipping Corp...........................  21,230       893,995
     Yellow Roadway Corp.*..........................  20,960     1,167,682
                                                             -------------
                                                                 3,089,590
                                                             -------------
     Total Common Stocks (Cost $ 129,909,871)                  154,410,268
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2004
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR        VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 1.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/31/04 at 0.750% to
        be repurchased at $2,065,129 on
        01/03/05 collateralized by $2,115,000
        FHLMC 2.040% due 02/17/06 with a value
        of $2,107,149
        (Cost $2,065,000)........................ $2,065,000 $  2,065,000
                                                             ------------

      TOTAL INVESTMENTS - 100.1%
      (Cost $131,974,871)                                     156,475,268

      Other Assets and Liabilities (net) - (0.1%)                (232,620)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $156,242,648
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corporation

                       See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

                                                                               Met/AIM           Met/AIM       Goldman Sachs
                                                                         Mid Cap Core Equity Small Cap Growth  Mid-Cap Value
                                                                              Portfolio         Portfolio        Portfolio
                                                                         ------------------- ----------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $293,291,710     $525,709,212   $218,256,449
   Repurchase Agreement                                                           23,417,000               --     14,328,000
   Cash                                                                                  200        1,261,441            257
   Cash denominated in foreign currencies**                                                2               --             --
   Receivable for investments sold                                                   416,289        5,759,523        231,816
   Receivable for Trust shares sold                                                1,169,381        1,732,487      2,600,426
   Dividends receivable                                                              303,290           68,739        228,208
   Interest receivable                                                                 1,366               --            498
   Other assets                                                                        3,606            6,464          2,023
                                                                         ------------------- ----------------  -------------
     Total assets                                                                318,602,844      534,537,866    235,647,677
                                                                         ------------------- ----------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                                --        1,594,128      4,026,945
     Trust shares redeemed                                                         1,191,583        3,360,619      1,446,764
     Unrealized depreciation on forward currency contracts (Note 8)                       --               --             --
     Distribution and services fees - Class B                                         46,833           74,235         25,680
     Distribution and services fees - Class E                                          3,808            1,542             --
     Collateral on securities on loan                                             16,853,169      114,489,873             --
     Investment advisory fee payable (Note 3)                                        180,852          340,829        137,356
     Administration fee payable                                                        4,902            6,897          3,403
     Custodian and accounting fees payable                                             3,950           12,195          6,042
   Accrued expenses                                                                   44,074           54,398         37,327
                                                                         ------------------- ----------------  -------------
     Total liabilities                                                            18,329,171      119,934,716      5,683,517
                                                                         ------------------- ----------------  -------------
NET ASSETS                                                                      $300,273,673     $414,603,150   $229,964,160
                                                                         =================== ================  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $236,801,546     $340,590,183   $200,735,232
   Accumulated net realized gain (loss)                                           33,494,575       10,333,746      2,544,922
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts and foreign currency                             29,471,839       63,681,341     26,685,739
   Undistributed (distributions in excess of) net investment income                  505,713           (2,120)        (1,733)
                                                                         ------------------- ----------------  -------------
     Total                                                                      $300,273,673     $414,603,150   $229,964,160
                                                                         =================== ================  =============
NET ASSETS
   Class A                                                                      $ 58,757,399     $ 92,536,638   $126,011,069
                                                                         =================== ================  =============
   Class B                                                                       210,980,738      309,663,832    103,953,091
                                                                         =================== ================  =============
   Class E                                                                        30,535,536       12,402,680             --
                                                                         =================== ================  =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                         4,158,223        7,206,041     10,554,698
                                                                         =================== ================  =============
   Class B                                                                        15,011,334       24,313,464      8,699,886
                                                                         =================== ================  =============
   Class E                                                                         2,166,035          969,101             --
                                                                         =================== ================  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $      14.13     $      12.84   $      11.94
                                                                         =================== ================  =============
   Class B                                                                             14.05            12.74          11.95
                                                                         =================== ================  =============
   Class E                                                                             14.10            12.80             --
                                                                         =================== ================  =============

-----------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                           $263,819,488     $462,027,871   $191,570,711
**Cost of cash denominated in foreign currencies                                           2               --             --

                       See notes to financial statements

Harris Oakmark        Janus          Lord Abbett     Lord Abbett
International   Aggressive Growth  America's Value  Bond Debenture
  Portfolio         Portfolio         Portfolio       Portfolio
--------------  -----------------  ---------------  --------------
$  990,472,197       $672,921,226      $33,967,984  $1,476,621,518
    29,730,000                 --        1,329,000      49,992,000
           708             98,442              429             509
         1,450                 --               --              --
        12,131            384,759               --       2,270,393
     5,103,309          3,751,709           70,565       7,425,585
       930,543            294,798           48,579         115,521
         1,032                 --          134,584      18,649,693
         9,718              8,093           12,987          16,680
--------------  -----------------  ---------------  --------------
 1,026,261,088        677,459,027       35,564,128   1,555,091,899
--------------  -----------------  ---------------  --------------
            --                 --               --              --
     5,435,173          3,107,819               --       7,149,013
     6,253,786                 --               --              --
       124,004             80,200            7,048         181,004
            --                689               --           4,415
   177,932,127         78,013,793               --     215,548,563
       569,392            394,854           18,323         636,608
        12,463              9,217              247          19,812
        38,783              7,996            6,689          14,733
        67,875             57,375           28,520         113,246
--------------  -----------------  ---------------  --------------
   190,433,603         81,671,943           60,827     223,667,394
--------------  -----------------  ---------------  --------------
$  835,827,485       $595,787,084      $35,503,301  $1,331,424,505
==============  =================  ===============  ==============
$  660,221,730       $523,077,508      $31,543,147  $1,230,765,019
    15,522,116         (5,096,007)          82,994     (35,139,345)
   154,004,079         77,807,798        3,883,374      66,428,920
     6,079,560             (2,215)          (6,214)     69,369,911
--------------  -----------------  ---------------  --------------
$  835,827,485       $595,787,084      $35,503,301  $1,331,424,505
==============  =================  ===============  ==============
$  276,392,057       $250,758,147      $        --  $  520,299,766
==============  =================  ===============  ==============
   483,937,135        339,515,122       35,503,301     775,966,535
==============  =================  ===============  ==============
    75,498,293          5,513,815               --      35,158,204
==============  =================  ===============  ==============
    19,247,995         32,777,040               --      41,181,242
==============  =================  ===============  ==============
    33,908,093         44,776,722        2,620,775      61,868,653
==============  =================  ===============  ==============
     5,280,761            726,039               --       2,796,287
==============  =================  ===============  ==============
$        14.36       $       7.65      $        --  $        12.63
==============  =================  ===============  ==============
         14.27               7.58            13.55           12.54
==============  =================  ===============  ==============
         14.30               7.59               --           12.57
==============  =================  ===============  ==============

-------------------------------------------------------------------
$  830,244,505       $595,116,322      $30,084,610  $1,410,192,598
         1,455                 --               --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004

                                                                            Lord Abbett        Lord Abbett        Lord Abbett
                                                                         Growth and Income Growth Opportunities  Mid-Cap Value
                                                                             Portfolio          Portfolio          Portfolio
                                                                         ----------------- --------------------  -------------
ASSETS
   Investments, at value (Note 2)*                                          $3,071,109,359          $73,443,963   $330,320,818
   Repurchase Agreement                                                        163,955,000              293,000      9,483,000
   Cash                                                                                589                  385            387
   Receivable for investments sold                                                      --            2,097,178             --
   Receivable for Trust shares sold                                             11,800,496                   --        159,372
   Dividends receivable                                                          4,681,170               20,517        265,137
   Interest receivable                                                               5,693                    4            329
   Other assets                                                                     33,226                  710          3,663
                                                                         ----------------- --------------------  -------------
     Total assets                                                            3,251,585,533           75,855,757    340,232,706
                                                                         ----------------- --------------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                      15,682,677              151,849        544,353
     Trust shares redeemed                                                       9,255,063               32,525          7,634
     Distribution and services fees - Class B                                      290,691                7,378         36,693
     Collateral on securities on loan                                           75,009,531           13,086,787     35,247,816
     Investment advisory fee payable (Note 3)                                    1,324,040               30,746        171,581
     Administration fee payable                                                     44,756                1,083          4,472
     Custodian and accounting fees payable                                          17,859                3,943          5,478
   Accrued expenses                                                                212,680               29,276         31,681
                                                                         ----------------- --------------------  -------------
     Total liabilities                                                         101,837,297           13,343,587     36,049,708
                                                                         ----------------- --------------------  -------------
NET ASSETS                                                                  $3,149,748,236          $62,512,170   $304,182,998
                                                                         ================= ====================  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                          $2,573,300,868          $53,515,355   $218,680,142
   Accumulated net realized gain (loss)                                         16,794,047             (556,169)    12,219,629
   Unrealized appreciation (depreciation) on investments, and foreign
    currency                                                                   528,730,437            9,554,478     71,645,111
   Undistributed (distributions in excess of) net investment income             30,922,884               (1,494)     1,638,116
                                                                         ----------------- --------------------  -------------
     Total                                                                  $3,149,748,236          $62,512,170   $304,182,998
                                                                         ================= ====================  =============
NET ASSETS
   Class A                                                                  $1,867,478,477          $26,538,368   $125,062,475
                                                                         ================= ====================  =============
   Class B                                                                   1,282,269,759           35,973,802    179,120,523
                                                                         ================= ====================  =============
   Class E                                                                              --                   --             --
                                                                         ================= ====================  =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                      68,058,169            2,545,370      5,780,050
                                                                         ================= ====================  =============
   Class B                                                                      47,020,506            3,491,140      8,340,102
                                                                         ================= ====================  =============
   Class E                                                                              --                   --             --
                                                                         ================= ====================  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                  $        27.44          $     10.43   $      21.64
                                                                         ================= ====================  =============
   Class B                                                                           27.27                10.30          21.48
                                                                         ================= ====================  =============
   Class E                                                                              --                   --             --
                                                                         ================= ====================  =============

------------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                       $2,542,380,112          $63,889,485   $258,675,707

                       See notes to financial statements

      MetLife            MetLife           MetLife            MetLife
Aggressive Strategy Balanced Strategy Defensive Strategy  Growth Strategy
     Portfolio          Portfolio         Portfolio          Portfolio
------------------- ----------------- ------------------  ---------------
       $304,612,914    $1,561,571,457       $129,852,585   $1,379,729,859
                 --                --                 --               --
                 --                --                 --               --
                 --                --                 --               --
          4,855,636        33,495,978          4,596,106       26,485,130
                 --                --                 --               --
                 --                --                 --               --
                 --                --                 --               --
------------------- ----------------- ------------------  ---------------
        309,468,550     1,595,067,435        134,455,522    1,406,214,989
------------------- ----------------- ------------------  ---------------
          4,855,086        33,495,978          4,595,752       26,485,130
                549                --                354               --
             44,415           228,384             20,537          200,474
                 --                --                 --               --
              3,599            84,590                 --           72,990
              4,754             4,754              4,754            4,754
              4,424             4,424              4,424            4,424
             21,593            21,593             21,592           21,592
------------------- ----------------- ------------------  ---------------
          4,934,420        33,839,723          4,647,413       26,789,364
------------------- ----------------- ------------------  ---------------
       $304,534,130    $1,561,227,712       $129,808,109   $1,379,425,625
=================== ================= ==================  ===============
       $297,846,274    $1,547,406,081       $130,153,417   $1,357,210,069
                 --                --                 --               --
          6,409,313        12,280,495           (468,308)      20,658,397
            278,543         1,541,136            123,000        1,557,159
------------------- ----------------- ------------------  ---------------
       $304,534,130    $1,561,227,712       $129,808,109   $1,379,425,625
=================== ================= ==================  ===============
       $         --    $           --       $         --   $           --
=================== ================= ==================  ===============
        304,534,130     1,561,227,712        129,808,109    1,379,425,625
=================== ================= ==================  ===============
                 --                --                 --               --
=================== ================= ==================  ===============
                 --                --                 --               --
=================== ================= ==================  ===============
         28,480,086       151,485,878         13,044,161      130,653,075
=================== ================= ==================  ===============
                 --                --                 --               --
=================== ================= ==================  ===============
       $         --    $           --       $         --   $           --
=================== ================= ==================  ===============
              10.69             10.31               9.95            10.56
=================== ================= ==================  ===============
                 --                --                 --               --
=================== ================= ==================  ===============

-------------------------------------------------------------------------
       $298,203,602    $1,549,290,963       $130,320,894   $1,359,071,463

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                                                                            MetLife
                                                                                                            Moderate
                                                                                                       Strategy Portfolio
                                                                                                       ------------------
ASSETS
   Investments, at value (Note 2)*                                                                           $500,471,332
   Repurchase Agreement                                                                                                --
   Cash                                                                                                                --
   Cash denominated in foreign currencies**                                                                            --
   Receivable for investments sold                                                                                     --
   Receivable for Trust shares sold                                                                            11,788,208
   Dividends receivable                                                                                                --
   Interest receivable                                                                                                 --
   Net variation margin on financial futures contracts (Note 7)                                                        --
   Open swap contracts at fair value (Note 10)                                                                         --
   Unrealized appreciation on forward currency contracts (Note 8)                                                      --
   Other assets                                                                                                        --
                                                                                                       ------------------
      Total assets                                                                                            512,259,540
                                                                                                       ------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                    11,787,761
      Trust shares redeemed                                                                                           448
      Securities sold short, at value ( proceeds $14,626,685) (Note 2)                                                 --
      Outstanding written options***                                                                                   --
      Distribution and services fees - Class B                                                                     73,784
      Distribution and services fees - Class E                                                                         --
      Collateral on securities on loan                                                                                 --
      Interest payable swap position                                                                                   --
      Investment advisory fee payable (Note 3)                                                                     16,859
      Administration fee payable                                                                                    4,754
      Custodian and accounting fees payable                                                                         4,424
   Accrued expenses                                                                                                21,592
                                                                                                       ------------------
      Total liabilities                                                                                        11,909,622
                                                                                                       ------------------
NET ASSETS                                                                                                   $500,349,918
                                                                                                       ==================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                           $499,008,836
   Accumulated net realized gain (loss)                                                                                --
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                                801,115
   Undistributed (distributions in excess of) net investment income                                               539,967
                                                                                                       ------------------
      Total                                                                                                   500,349,918
                                                                                                       ==================
NET ASSETS
   Class A                                                                                                   $         --
                                                                                                       ==================
   Class B                                                                                                    500,349,918
                                                                                                       ==================
   Class E                                                                                                             --
                                                                                                       ==================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                             --
                                                                                                       ==================
   Class B                                                                                                     49,482,297
                                                                                                       ==================
   Class E                                                                                                             --
                                                                                                       ==================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                   $         --
                                                                                                       ==================
   Class B                                                                                                          10.11
                                                                                                       ==================
   Class E                                                                                                             --
                                                                                                       ==================

--------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                         $499,670,216
**Cost of cash denominated in foreign currencies                                                                       --
***Cost of written options                                                                                             --

                                                                                                       MFS Research
                                                                                                       International
                                                                                                         Portfolio
                                                                                                       -------------
ASSETS
   Investments, at value (Note 2)*                                                                      $860,420,328
   Repurchase Agreement                                                                                   21,331,000
   Cash                                                                                                          368
   Cash denominated in foreign currencies**                                                                       --
   Receivable for investments sold                                                                         1,435,411
   Receivable for Trust shares sold                                                                        4,507,202
   Dividends receivable                                                                                      582,265
   Interest receivable                                                                                           741
   Net variation margin on financial futures contracts (Note 7)                                                   --
   Open swap contracts at fair value (Note 10)                                                                    --
   Unrealized appreciation on forward currency contracts (Note 8)                                                 --
   Other assets                                                                                                7,922
                                                                                                       -------------
      Total assets                                                                                       888,285,237
                                                                                                       -------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                3,107,920
      Trust shares redeemed                                                                                4,307,462
      Securities sold short, at value ( proceeds $14,626,685) (Note 2)                                            --
      Outstanding written options***                                                                              --
      Distribution and services fees - Class B                                                                91,184
      Distribution and services fees - Class E                                                                 1,382
      Collateral on securities on loan                                                                   168,928,139
      Interest payable swap position                                                                              --
      Investment advisory fee payable (Note 3)                                                               519,940
      Administration fee payable                                                                              10,548
      Custodian and accounting fees payable                                                                   32,040
   Accrued expenses                                                                                           64,275
                                                                                                       -------------
      Total liabilities                                                                                  177,062,890
                                                                                                       -------------
NET ASSETS                                                                                              $711,222,347
                                                                                                       =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                      $577,755,662
   Accumulated net realized gain (loss)                                                                   35,034,596
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                        95,219,610
   Undistributed (distributions in excess of) net investment income                                        3,212,479
                                                                                                       -------------
      Total                                                                                             $711,222,347
                                                                                                       =============
NET ASSETS
   Class A                                                                                              $303,992,121
                                                                                                       =============
   Class B                                                                                               395,975,066
                                                                                                       =============
   Class E                                                                                                11,255,160
                                                                                                       =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                25,930,201
                                                                                                       =============
   Class B                                                                                                33,915,867
                                                                                                       =============
   Class E                                                                                                   962,210
                                                                                                       =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                              $      11.72
                                                                                                       =============
   Class B                                                                                                     11.68
                                                                                                       =============
   Class E                                                                                                     11.70
                                                                                                       =============

---------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                    $765,205,825
**Cost of cash denominated in foreign currencies                                                                  --
***Cost of written options                                                                                        --

                                                                                                           Money
                                                                                                          Market
                                                                                                         Portfolio
                                                                                                       ------------
ASSETS
   Investments, at value (Note 2)*                                                                     $121,044,010
   Repurchase Agreement                                                                                  23,684,000
   Cash                                                                                                         365
   Cash denominated in foreign currencies**                                                                      --
   Receivable for investments sold                                                                               --
   Receivable for Trust shares sold                                                                          28,010
   Dividends receivable                                                                                          --
   Interest receivable                                                                                       13,276
   Net variation margin on financial futures contracts (Note 7)                                                  --
   Open swap contracts at fair value (Note 10)                                                                   --
   Unrealized appreciation on forward currency contracts (Note 8)                                                --
   Other assets                                                                                               2,976
                                                                                                       ------------
      Total assets                                                                                      144,772,637
                                                                                                       ------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                      --
      Trust shares redeemed                                                                                 129,799
      Securities sold short, at value ( proceeds $14,626,685) (Note 2)                                           --
      Outstanding written options***                                                                             --
      Distribution and services fees - Class B                                                               30,796
      Distribution and services fees - Class E                                                                   --
      Collateral on securities on loan                                                                           --
      Interest payable swap position                                                                             --
      Investment advisory fee payable (Note 3)                                                               50,637
      Administration fee payable                                                                              2,321
      Custodian and accounting fees payable                                                                   4,634
   Accrued expenses                                                                                          39,729
                                                                                                       ------------
      Total liabilities                                                                                     257,916
                                                                                                       ------------
NET ASSETS                                                                                             $144,514,721
                                                                                                       ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $144,522,103
   Accumulated net realized gain (loss)                                                                      (4,960)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                               --
   Undistributed (distributions in excess of) net investment income                                          (2,422)
                                                                                                       ------------
      Total                                                                                            $144,514,721
                                                                                                       ============
NET ASSETS
   Class A                                                                                             $  3,683,024
                                                                                                       ============
   Class B                                                                                              140,831,697
                                                                                                       ============
   Class E                                                                                                       --
                                                                                                       ============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                3,683,147
                                                                                                       ============
   Class B                                                                                              140,844,170
                                                                                                       ============
   Class E                                                                                                       --
                                                                                                       ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $       1.00
                                                                                                       ============
   Class B                                                                                                     1.00
                                                                                                       ============
   Class E                                                                                                       --
                                                                                                       ============

--------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $121,044,010
**Cost of cash denominated in foreign currencies                                                                 --
***Cost of written options                                                                                       --

                       See notes to financial statements

Neuberger Berman     Oppenheimer      PIMCO Inflation      PIMCO
  Real Estate    Capital Appreciation Protected Bond   PEA Innovation
   Portfolio          Portfolio          Portfolio       Portfolio
---------------- -------------------- ---------------  --------------
    $254,775,654         $958,640,535  $1,707,647,625    $225,481,575
      10,909,000           26,910,000       2,852,000       6,850,000
             604                  908              88             728
              --                   --         527,618              --
              --            2,442,282      31,500,331              --
       1,701,498            5,721,496       7,617,158         975,384
       1,356,162              911,310              --          12,261
             379                  934       2,357,807             238
              --                   --          20,124              --
              --                   --       1,696,309              --
              --                   --          18,042              --
           2,336               12,642           9,859           2,890
---------------- -------------------- ---------------  --------------
     268,745,633          994,640,107   1,754,246,960     233,323,076
---------------- -------------------- ---------------  --------------
       1,304,656            5,307,613     899,604,006              --
       2,017,763            6,691,272       5,717,338         879,105
              --                   --      14,696,389              --
              --                   --          50,781              --
          37,912              149,861         123,078          25,802
           2,414                   --              --              --
              --           49,353,516              --      29,776,444
              --                   --          89,133              --
         152,449              461,654         344,496         223,865
           4,442                9,883          12,074           3,537
           5,553                9,374           9,903           5,125
          32,413               66,565          63,254          40,894
---------------- -------------------- ---------------  --------------
       3,557,602           62,049,738     920,710,452      30,954,772
---------------- -------------------- ---------------  --------------
    $265,188,031         $932,590,369  $  833,536,508    $202,368,304
================ ==================== ===============  ==============
    $219,901,071         $860,662,163  $  820,436,455    $202,101,764
         826,999            5,086,873      (1,110,172)    (15,570,588)
      44,064,459           66,409,391      14,234,514      15,839,761
         395,502              431,942         (24,289)         (2,633)
---------------- -------------------- ---------------  --------------
    $265,188,031         $932,590,369  $  833,536,508    $202,368,304
================ ==================== ===============  ==============
    $ 77,067,582         $297,965,127  $  331,267,438    $ 81,800,676
================ ==================== ===============  ==============
     167,209,641          634,625,242     502,269,070     100,242,016
================ ==================== ===============  ==============
      20,910,808                   --              --      20,325,613
================ ==================== ===============  ==============
       6,180,529           35,659,977      31,146,895      17,702,019
================ ==================== ===============  ==============
      13,408,224           76,391,037      47,232,343      21,893,383
================ ==================== ===============  ==============
       1,677,013                   --              --       4,427,013
================ ==================== ===============  ==============
    $      12.47         $       8.36  $        10.64    $       4.62
================ ==================== ===============  ==============
           12.47                 8.31           10.63            4.58
================ ==================== ===============  ==============
           12.47                   --              --            4.59
================ ==================== ===============  ==============

----------------------------------------------------------------------
    $210,711,195         $892,232,245  $1,694,725,331    $209,641,814
              --                   --         527,016              --
              --                   --         110,391

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2004


                                                                                                           PIMCO
                                                                                                        Total Return
                                                                                                         Portfolio
                                                                                                       --------------
ASSETS
   Investments, at value (Note 2)*                                                                     $2,100,139,789
   Repurchase Agreement                                                                                    23,632,000
   Cash                                                                                                       805,313
   Cash denominated in foreign currencies**                                                                10,085,658
   Receivable for investments sold                                                                        225,990,332
   Receivable for Trust shares sold                                                                         9,536,263
   Dividends receivable                                                                                            --
   Interest receivable                                                                                      9,974,968
   Net variation margin on financial futures contracts (Note 7)                                             1,523,136
   Unrealized appreciation on forward currency contracts (Note 8)                                           1,373,156
   Other assets                                                                                                20,729
                                                                                                       --------------
      Total assets                                                                                      2,383,081,344
                                                                                                       --------------
LIABILITIES
   Payables for:
      Investments purchased                                                                               124,326,657
      When-issued / delayed delivery investments (Note 2)                                                 260,381,578
      Trust shares redeemed                                                                                 4,135,199
      Securities sold short, at value ( proceeds $218,413,814) (Note 2)                                   218,404,122
      Open swap contracts at fair value (Note 10)                                                          15,022,433
      Outstanding written options***                                                                          881,312
      Distribution and services fees - Class B                                                                224,947
      Distribution and services fees - Class E                                                                 18,778
      Collateral on securities on loan                                                                             --
      Interest payable swap position                                                                        5,733,940
      Investment advisory fee payable (Note 3)                                                                701,442
      Administration fee payable                                                                               21,621
      Custodian and accounting fees payable                                                                    24,637
   Accrued expenses                                                                                           142,867
                                                                                                       --------------
      Total liabilities                                                                                   630,019,533
                                                                                                       --------------
NET ASSETS                                                                                             $1,753,061,811
                                                                                                       ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                     $1,738,743,146
   Accumulated net realized gain (loss)                                                                     8,349,265
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                          6,624,166
   Undistributed (distributions in excess of) net investment income                                          (654,766)
                                                                                                       --------------
      Total                                                                                            $1,753,061,811
                                                                                                       ==============
NET ASSETS
   Class A                                                                                             $  577,981,535
                                                                                                       ==============
   Class B                                                                                              1,028,516,792
                                                                                                       ==============
   Class E                                                                                                146,563,484
                                                                                                       ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 50,716,821
                                                                                                       ==============
   Class B                                                                                                 90,890,100
                                                                                                       ==============
   Class E                                                                                                 12,928,080
                                                                                                       ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                             $        11.40
                                                                                                       ==============
   Class B                                                                                                      11.32
                                                                                                       ==============
   Class E                                                                                                      11.34
                                                                                                       ==============

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                   $2,090,744,710
**Cost of cash denominated in foreign currencies                                                           10,027,304
***Cost of written options                                                                                  4,561,605

                                                                                                            Met/Putnam
                                                                                                       Capital Opportunities
                                                                                                             Portfolio
                                                                                                       ---------------------
ASSETS
   Investments, at value (Note 2)*                                                                               $56,370,850
   Repurchase Agreement                                                                                              194,000
   Cash                                                                                                                  776
   Cash denominated in foreign currencies**                                                                               --
   Receivable for investments sold                                                                                   149,455
   Receivable for Trust shares sold                                                                                       --
   Dividends receivable                                                                                               70,621
   Interest receivable                                                                                                    29
   Net variation margin on financial futures contracts (Note 7)                                                           --
   Unrealized appreciation on forward currency contracts (Note 8)                                                         --
   Other assets                                                                                                          651
                                                                                                       ---------------------
      Total assets                                                                                                56,786,382
                                                                                                       ---------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                           66,643
      When-issued / delayed delivery investments (Note 2)                                                                 --
      Trust shares redeemed                                                                                           15,835
      Securities sold short, at value ( proceeds $218,413,814) (Note 2)
      Open swap contracts at fair value (Note 10)                                                                         --
      Outstanding written options***                                                                                      --
      Distribution and services fees - Class B                                                                           837
      Distribution and services fees - Class E                                                                            --
      Collateral on securities on loan                                                                             5,702,584
      Interest payable swap position                                                                                      --
      Investment advisory fee payable (Note 3)                                                                        36,517
      Administration fee payable                                                                                         902
      Custodian and accounting fees payable                                                                            9,160
   Accrued expenses                                                                                                   32,923
                                                                                                       ---------------------
      Total liabilities                                                                                            5,865,401
                                                                                                       ---------------------
NET ASSETS                                                                                                       $50,920,981
                                                                                                       =====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                               $48,454,763
   Accumulated net realized gain (loss)                                                                           (6,321,508)
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                                 8,665,754
   Undistributed (distributions in excess of) net investment income                                                  121,972
                                                                                                       ---------------------
      Total                                                                                                      $50,920,981
                                                                                                       =====================
NET ASSETS
   Class A                                                                                                       $46,897,988
                                                                                                       =====================
   Class B                                                                                                         4,022,993
                                                                                                       =====================
   Class E                                                                                                                --
                                                                                                       =====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                         3,318,870
                                                                                                       =====================
   Class B                                                                                                           287,234
                                                                                                       =====================
   Class E                                                                                                                --
                                                                                                       =====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                       $     14.13
                                                                                                       =====================
   Class B                                                                                                             14.01
                                                                                                       =====================
   Class E                                                                                                                --
                                                                                                       =====================

------------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                             $47,705,096
**Cost of cash denominated in foreign currencies                                                                          --
***Cost of written options

                                                                                                        Third Avenue
                                                                                                       Small Cap Value
                                                                                                          Portfolio
                                                                                                       ---------------
ASSETS
   Investments, at value (Note 2)*                                                                        $688,270,928
   Repurchase Agreement                                                                                     81,199,000
   Cash                                                                                                            449
   Cash denominated in foreign currencies**                                                                         --
   Receivable for investments sold                                                                           1,485,000
   Receivable for Trust shares sold                                                                          4,051,078
   Dividends receivable                                                                                        769,920
   Interest receivable                                                                                           2,819
   Net variation margin on financial futures contracts (Note 7)                                                     --
   Unrealized appreciation on forward currency contracts (Note 8)                                                   --
   Other assets                                                                                                  7,496
                                                                                                       ---------------
      Total assets                                                                                         775,786,690
                                                                                                       ---------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                  1,600,099
      When-issued / delayed delivery investments (Note 2)                                                           --
      Trust shares redeemed                                                                                  3,676,671
      Securities sold short, at value ( proceeds $218,413,814) (Note 2)
      Open swap contracts at fair value (Note 10)                                                                   --
      Outstanding written options***                                                                                --
      Distribution and services fees - Class B                                                                 101,537
      Distribution and services fees - Class E                                                                      --
      Collateral on securities on loan                                                                     128,133,883
      Interest payable swap position                                                                                --
      Investment advisory fee payable (Note 3)                                                                 395,071
      Administration fee payable                                                                                 9,254
      Custodian and accounting fees payable                                                                      8,444
   Accrued expenses                                                                                             56,380
                                                                                                       ---------------
      Total liabilities                                                                                    133,981,339
                                                                                                       ---------------
NET ASSETS                                                                                                $641,805,351
                                                                                                       ===============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                        $485,339,385
   Accumulated net realized gain (loss)                                                                      2,441,495
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap
    contracts and foreign currency                                                                         154,022,131
   Undistributed (distributions in excess of) net investment income                                              2,340
                                                                                                       ---------------
      Total                                                                                               $641,805,351
                                                                                                       ===============
NET ASSETS
   Class A                                                                                                $206,346,615
                                                                                                       ===============
   Class B                                                                                                 435,458,736
                                                                                                       ===============
   Class E                                                                                                          --
                                                                                                       ===============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                  14,349,821
                                                                                                       ===============
   Class B                                                                                                  30,307,113
                                                                                                       ===============
   Class E                                                                                                          --
                                                                                                       ===============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                $      14.38
                                                                                                       ===============
   Class B                                                                                                       14.37
                                                                                                       ===============
   Class E                                                                                                          --
                                                                                                       ===============

----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                      $534,252,347
**Cost of cash denominated in foreign currencies                                                                    --
***Cost of written options

                       See notes to financial statements

T. Rowe Price       Turner
Mid-Cap Growth  Mid-Cap Growth
  Portfolio       Portfolio
--------------  --------------
  $589,598,883    $154,410,268
            --       2,065,000
            --             813
            --              --
     1,032,580              --
     1,391,711       1,463,152
       139,547          47,491
        45,260              43
            --              --
            --              --
         5,751           1,820
--------------  --------------
   592,213,732     157,988,587
--------------  --------------
     1,879,161         183,440
            --              --
     1,291,237       1,388,532
            --              --
            --              --
            --              --
        76,128          20,648
            --              --
    76,364,410              --
            --              --
       313,399         108,875
         7,812           2,532
         8,419           7,719
        50,943          34,193
--------------  --------------
    79,991,509       1,745,939
--------------  --------------
  $512,222,223    $156,242,648
==============  ==============
  $408,722,291    $135,359,755
    14,455,586      (3,615,771)
    89,052,114      24,500,397
        (7,768)         (1,733)
--------------  --------------
  $512,222,223    $156,242,648
==============  ==============
  $145,735,567    $ 76,495,127
==============  ==============
   345,012,163      79,747,521
==============  ==============
    21,474,493              --
==============  ==============
    19,294,635       6,810,572
==============  ==============
    46,163,851       7,104,659
==============  ==============
     2,861,385              --
==============  ==============
  $       7.55    $      11.23
==============  ==============
          7.47           11.22
==============  ==============
          7.50              --
==============  ==============

-------------------------------
  $500,859,276    $129,909,871
            --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004


                                                                                      Met/AIM Mid Cap  Met/AIM Small
                                                                                        Core Equity     Cap Growth
                                                                                         Portfolio       Portfolio
                                                                                      ---------------  -------------
INVESTMENT INCOME:
    Dividends (1)                                                                         $ 3,054,622    $   487,471
    Interest (2)                                                                              332,428        421,295
                                                                                      ---------------  -------------
       Total investment income                                                              3,387,050        908,766
                                                                                      ---------------  -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                        1,976,021      3,190,382
    Deferred Expense Reimbursement (Note 3)                                                   122,843        197,306
    Administration fees                                                                        63,734         78,846
    Custody and accounting fees                                                                80,151        185,399
    Distribution fee - Class B                                                                588,239        830,003
    Distribution fee - Class E                                                                 39,852         15,727
    Transfer agent fees                                                                        25,028         24,433
    Audit                                                                                      19,425         19,425
    Legal                                                                                      19,960         20,612
    Trustee fees and expenses                                                                  15,642         15,642
    Shareholder reporting                                                                      28,542         38,153
    Insurance                                                                                   7,236          9,268
    Organizational expense                                                                         --             --
    Other                                                                                       1,879          1,879
                                                                                      ---------------  -------------
       Total expenses                                                                       2,988,552      4,627,075
       Less fees waived and expenses reimbursed by the adviser                                     --             --
       Less broker commission recapture                                                      (100,644)      (102,162)
                                                                                      ---------------  -------------
    Net expenses                                                                            2,887,908      4,524,913
                                                                                      ---------------  -------------
    Net investment income                                                                     499,142     (3,616,147)
                                                                                      ---------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                         33,878,964     10,209,020
       Futures contracts                                                                           --      1,103,650
       Options contracts                                                                           --        595,994
       Foreign currency related transactions                                                       --             --
                                                                                      ---------------  -------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                            33,878,964     11,908,664
                                                                                      ---------------  -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of period                                                              28,622,011     38,922,960
          End of period                                                                    29,471,839     63,681,341
                                                                                      ---------------  -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                      849,828     24,758,381
                                                                                      ---------------  -------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                         34,728,792     36,667,045
                                                                                      ---------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $35,227,934    $33,050,898
                                                                                      ===============  =============

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $    26,463    $       987
(2)Interest income includes security lending income of:                                        14,955        145,509
*For the period 5/1/2004 (commencement of operations) through 12/31/2004.

                                                                                      Goldman Sachs
                                                                                      Mid-Cap Value
                                                                                       Portfolio*
                                                                                      -------------
INVESTMENT INCOME:
    Dividends (1)                                                                       $ 1,676,626
    Interest (2)                                                                             32,289
                                                                                      -------------
       Total investment income                                                            1,708,915
                                                                                      -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                        677,715
    Deferred Expense Reimbursement (Note 3)                                                      --
    Administration fees                                                                      23,266
    Custody and accounting fees                                                              55,526
    Distribution fee - Class B                                                              202,438
    Distribution fee - Class E                                                                   --
    Transfer agent fees                                                                      15,654
    Audit                                                                                    18,800
    Legal                                                                                    11,696
    Trustee fees and expenses                                                                10,720
    Shareholder reporting                                                                     8,693
    Insurance                                                                                 1,875
    Organizational expense                                                                    2,255
    Other                                                                                       508
                                                                                      -------------
       Total expenses                                                                     1,029,146
       Less fees waived and expenses reimbursed by the adviser                                 (876)
       Less broker commission recapture                                                      (9,518)
                                                                                      -------------
    Net expenses                                                                          1,018,752
                                                                                      -------------
    Net investment income                                                                   690,163
                                                                                      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                        4,549,248
       Futures contracts                                                                         --
       Options contracts                                                                         --
       Foreign currency related transactions                                                     --
                                                                                      -------------
          Net realized gain (loss) on investments, futures contracts, options
            contracts and foreign currency related transactions                           4,549,248
                                                                                      -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and foreign currency
          Beginning of period                                                                    --
          End of period                                                                  26,685,739
                                                                                      -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts and foreign currency                                 26,685,739
                                                                                      -------------
    Net realized and unrealized gain (loss) on investments, futures contracts,
       options contracts and foreign currency related transactions                       31,234,987
                                                                                      -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         $31,925,150
                                                                                      =============

----------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                      $     2,911
(2)Interest income includes security lending income of:                                          --
*For the period 5/1/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

Harris Oakmark       Janus          Lord Abbett     Lord Abbett
International      Aggressive     America's Value  Bond Debenture
  Portfolio     Growth Portfolio     Portfolio       Portfolio
--------------  ----------------  ---------------  --------------
  $ 13,459,134       $ 4,228,962       $  470,322     $ 2,729,295
       440,422           393,708          336,048      73,993,608
--------------  ----------------  ---------------  --------------
    13,899,556         4,622,670          806,370      76,722,903
--------------  ----------------  ---------------  --------------
     4,799,579         3,367,260          127,243       6,799,252
        70,893           286,247               --              --
       118,415            95,178            7,083         233,568
       552,694           147,921           58,854         202,226
     1,235,386           957,447           48,939       2,279,043
        69,836             7,423               --          45,942
        24,121            20,782            6,701          24,932
        20,500            19,426           23,600          20,250
        19,960            19,960           21,847          19,960
        15,642            15,643           15,548          15,643
        78,738            63,401            1,474         125,144
        13,276            11,263              390          32,477
            --                --               --              --
         1,879             1,879            1,879           2,480
--------------  ----------------  ---------------  --------------
     7,020,919         5,013,830          313,558       9,800,917
            --                --          (98,677)             --
       (94,306)          (62,625)          (1,489)             --
--------------  ----------------  ---------------  --------------
     6,926,613         4,951,205          213,392       9,800,917
--------------  ----------------  ---------------  --------------
     6,972,943          (328,535)         592,978      66,921,986
--------------  ----------------  ---------------  --------------
    16,381,524         5,126,655          420,310      19,498,066
            --                --               --              --
            --                --               --              --
       126,723                --               --              --
--------------  ----------------  ---------------  --------------

    16,508,247         5,126,655          420,310      19,498,066
--------------  ----------------  ---------------  --------------
    51,180,253        36,494,001          893,601      59,281,208
   154,004,079        77,807,798        3,883,374      66,428,920
--------------  ----------------  ---------------  --------------
   102,823,826        41,313,797        2,989,773       7,147,712
--------------  ----------------  ---------------  --------------

   119,332,073        46,440,452        3,410,083      26,645,778
--------------  ----------------  ---------------  --------------
  $126,305,016       $46,111,917       $4,003,061     $93,567,764
==============  ================  ===============  ==============

-----------------------------------------------------------------
  $  1,370,690       $   124,342       $      171     $     2,850
       339,641            50,886               --         347,039

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004


                                                                              Lord Abbett         Lord Abbett
                                                                           Growth and Income  Growth Opportunities
                                                                               Portfolio           Portfolio
                                                                           -----------------  --------------------
INVESTMENT INCOME:
    Dividends (1)                                                               $ 48,513,913            $  249,131
    Interest (2)                                                                     672,920                22,411
                                                                           -----------------  --------------------
       Total investment income                                                    49,186,833               271,542
                                                                           -----------------  --------------------
EXPENSES:
    Investment advisory fee (Note 3)                                              13,624,840               396,571
    Deferred Expense Reimbursement (Note 3)                                          415,534                    --
    Administration fees                                                              489,964                19,003
    Custody and accounting fees                                                      259,657                51,575
    Distribution fee - Class B                                                     3,371,798                76,235
    Distribution fee - Class E                                                            --                    --
    Transfer agent fees                                                               15,630                13,220
    Audit                                                                             15,950                15,199
    Legal                                                                             19,944                19,960
    Trustee fees and expenses                                                         15,649                15,652
    Shareholder reporting                                                            396,998                 4,220
    Insurance                                                                         81,766                 2,072
    Organization expense                                                                  --                    --
    Other                                                                              2,070                 1,879
                                                                           -----------------  --------------------
       Total expenses                                                             18,709,800               615,586
       Less fees waived and expenses reimbursed by the adviser                            --               (29,475)
       Less broker commission recapture                                             (444,971)                   --
                                                                           -----------------  --------------------
    Net expenses                                                                  18,264,829               586,111
                                                                           -----------------  --------------------
    Net investment income                                                         30,922,004              (314,569)
                                                                           -----------------  --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                92,681,329             5,277,754
                                                                           -----------------  --------------------
          Net realized gain (loss) on investments                                 92,681,329             5,277,754
                                                                           -----------------  --------------------
    Unrealized appreciation (depreciation) on investments
          Beginning of period                                                    316,767,202             7,568,257
          End of period                                                          528,730,437             9,554,478
                                                                           -----------------  --------------------
    Net change in unrealized appreciation (depreciation) on investments          211,963,235             1,986,221
                                                                           -----------------  --------------------
    Net realized and unrealized gain (loss) on investments                       304,644,564             7,263,975
                                                                           -----------------  --------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 $335,566,568            $6,949,406
                                                                           =================  ====================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                              $    206,364            $      918
(2)Interest income includes security lending income of:                               98,700                 9,685
*For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                                                                            Lord Abbett
                                                                           Mid-Cap Value
                                                                             Portfolio
                                                                           -------------
INVESTMENT INCOME:
    Dividends (1)                                                            $ 3,858,039
    Interest (2)                                                                  55,089
                                                                           -------------
       Total investment income                                                 3,913,128
                                                                           -------------
EXPENSES:
    Investment advisory fee (Note 3)                                           1,658,919
    Deferred Expense Reimbursement (Note 3)                                           --
    Administration fees                                                           52,770
    Custody and accounting fees                                                   68,015
    Distribution fee - Class B                                                   330,343
    Distribution fee - Class E                                                        --
    Transfer agent fees                                                           14,152
    Audit                                                                         19,050
    Legal                                                                         19,960
    Trustee fees and expenses                                                     15,642
    Shareholder reporting                                                         17,326
    Insurance                                                                      6,869
    Organization expense                                                              --
    Other                                                                          1,879
                                                                           -------------
       Total expenses                                                          2,204,925
       Less fees waived and expenses reimbursed by the adviser                        --
       Less broker commission recapture                                          (13,208)
                                                                           -------------
    Net expenses                                                               2,191,717
                                                                           -------------
    Net investment income                                                      1,721,411
                                                                           -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                            16,015,176
                                                                           -------------
          Net realized gain (loss) on investments                             16,015,176
                                                                           -------------
    Unrealized appreciation (depreciation) on investments
          Beginning of period                                                 32,994,154
          End of period                                                       71,645,111
                                                                           -------------
    Net change in unrealized appreciation (depreciation) on investments       38,650,957
                                                                           -------------
    Net realized and unrealized gain (loss) on investments                    54,666,133
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              $56,387,544
                                                                           =============

-----------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                           $     7,436
(2)Interest income includes security lending income of:                           16,362
*For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

      MetLife             MetLife            MetLife            MetLife
Aggressive Strategy  Balanced Strategy  Defensive Strategy  Growth Strategy
    Portfolio*          Portfolio*          Portfolio*        Portfolio*
-------------------  -----------------  ------------------  ---------------
         $  976,937        $17,141,615          $2,368,666      $10,284,330
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
            976,937         17,141,615           2,368,666       10,284,330
-------------------  -----------------  ------------------  ---------------
             19,094             97,618               8,957           86,163
                 --                 --                  --               --
              4,754              4,754               4,754            4,754
              4,424              4,424               4,424            4,424
             47,736            244,043              22,393          215,408
                 --                 --                  --               --
                606                606                 606              605
             15,800             15,800              15,800           15,800
              3,276              3,276               3,276            3,276
                819                819                 819              819
              1,639              1,639               1,639            1,639
                491                491                 491              491
                 --                 --                  --               --
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
             98,639            373,470              63,159          333,379
            (32,988)           (32,988)            (32,988)         (32,988)
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
             65,651            340,482              30,171          300,391
-------------------  -----------------  ------------------  ---------------
            911,286         16,801,133           2,338,495        9,983,939
-------------------  -----------------  ------------------  ---------------
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
                 --                 --                  --               --
-------------------  -----------------  ------------------  ---------------
                 --                 --                  --               --
          6,409,313         12,280,495            (468,308)      20,658,397
-------------------  -----------------  ------------------  ---------------
          6,409,313         12,280,495            (468,308)      20,658,397
-------------------  -----------------  ------------------  ---------------
          6,409,313         12,280,495            (468,308)      20,658,397
-------------------  -----------------  ------------------  ---------------
         $7,320,599        $29,081,628          $1,870,187      $30,642,336
===================  =================  ==================  ===============

----------------------------------------------------------------------------
         $       --        $        --          $       --      $        --
                 --                 --                  --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004


                                                                                             MetLife       MFS Research
                                                                                        Moderate Strategy  International
                                                                                           Portfolio**       Portfolio
                                                                                        -----------------  -------------
INVESTMENT INCOME:
    Dividends (1)                                                                              $7,287,468   $  7,858,424
    Interest (2)                                                                                       --        366,471
                                                                                        -----------------  -------------
       Total investment income                                                                  7,287,468      8,224,895
                                                                                        -----------------  -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                               31,850      3,514,055
    Deferred Expense Reimbursement (Note 3)                                                            --        617,855
    Administration fees                                                                             4,754         97,619
    Custody and accounting fees                                                                     4,424        577,961
    Distribution fee - Class B                                                                     79,625        898,544
    Distribution fee - Class E                                                                         --         13,342
    Transfer agent fees                                                                               605         25,474
    Audit                                                                                          15,800         16,824
    Legal                                                                                           3,276         19,960
    Trustee fees and expenses                                                                         819         15,652
    Shareholder reporting                                                                           1,639         65,207
    Insurance                                                                                         491         12,176
    Organizational expense                                                                             --             --
    Other                                                                                              --          1,883
                                                                                        -----------------  -------------
       Total expenses                                                                             143,283      5,876,552
       Less fees waived and expenses reimbursed by the adviser                                    (32,988)            --
       Less broker commission recapture                                                                --        (68,406)
                                                                                        -----------------  -------------
    Net expenses                                                                                  110,295      5,808,146
                                                                                        -----------------  -------------
    Net investment income                                                                       7,177,173      2,416,749
                                                                                        -----------------  -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                                     --     53,491,373
       Futures contracts                                                                               --             --
       Options contracts                                                                               --             --
       Swap contracts                                                                                  --             --
       Foreign currency related transactions                                                           --             --
                                                                                        -----------------  -------------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                               --     53,491,373
                                                                                        -----------------  -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                          --     43,809,369
          End of period                                                                           801,115     95,219,610
                                                                                        -----------------  -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                          801,115     51,410,241
                                                                                        -----------------  -------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions                        801,115    104,901,614
                                                                                        -----------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                $7,978,288   $107,318,363
                                                                                        =================  =============

--------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                             $       --   $    886,020
(2)Interest income includes security lending income of:                                                --        288,313
*For the period 5/1/2004 (commencement of operations) through 12/31/2004.
**For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                                                                                          Money
                                                                                         Market
                                                                                        Portfolio
                                                                                        ----------
INVESTMENT INCOME:
    Dividends (1)                                                                       $       --
    Interest (2)                                                                         2,634,533
                                                                                        ----------
       Total investment income                                                           2,634,533
                                                                                        ----------
EXPENSES:
    Investment advisory fee (Note 3)                                                       767,884
    Deferred Expense Reimbursement (Note 3)                                                     --
    Administration fees                                                                     44,117
    Custody and accounting fees                                                             51,128
    Distribution fee - Class B                                                             468,582
    Distribution fee - Class E                                                                  --
    Transfer agent fees                                                                     14,597
    Audit                                                                                   19,049
    Legal                                                                                   19,960
    Trustee fees and expenses                                                               15,642
    Shareholder reporting                                                                   13,993
    Insurance                                                                                6,321
    Organizational expense                                                                      --
    Other                                                                                    2,642
                                                                                        ----------
       Total expenses                                                                    1,423,915
       Less fees waived and expenses reimbursed by the adviser                                  --
       Less broker commission recapture                                                         --
                                                                                        ----------
    Net expenses                                                                         1,423,915
                                                                                        ----------
    Net investment income                                                                1,210,618
                                                                                        ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                              --
       Futures contracts                                                                        --
       Options contracts                                                                        --
       Swap contracts                                                                           --
       Foreign currency related transactions                                                    --
                                                                                        ----------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                        --
                                                                                        ----------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                   --
          End of period                                                                         --
                                                                                        ----------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                        --
                                                                                        ----------
    Net realized and unrealized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions                      --
                                                                                        ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
                                                                                        ==========

--------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                      $       --
(2)Interest income includes security lending income of:                                         --
*For the period 5/1/2004 (commencement of operations) through 12/31/2004.
**For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

Neuberger Berman      Oppenheimer       PIMCO Inflation      PIMCO
  Real Estate     Capital Appreciation  Protected Bond   PEA Innovation
   Portfolio*          Portfolio           Portfolio       Portfolio
----------------  --------------------  ---------------  --------------
     $ 5,272,053           $11,443,932      $        --    $    870,213
          36,789               242,606        9,593,775         105,200
----------------  --------------------  ---------------  --------------
       5,308,842            11,686,538        9,593,775         975,413
----------------  --------------------  ---------------  --------------
         795,451             4,327,515        3,079,040       1,570,194
              --               239,658               --              --
          30,879               141,502          121,835          44,046
          44,364               181,894          118,449          73,822
         254,676             1,729,128        1,485,102         274,750
           8,137                    --               --              --
          14,375                13,292           13,969          24,877
          18,800                19,423           24,100          19,426
          11,696                19,960           21,438          19,960
          10,720                15,642           15,549          15,642
          10,419                92,642           48,651          15,496
           2,125                18,266           14,030           4,586
           2,255                    --               --              --
             505                 4,929            1,878           1,879
----------------  --------------------  ---------------  --------------
       1,204,402             6,803,851        4,944,041       2,064,678
              --                    --               --              --
         (98,065)              (50,071)              --        (209,461)
----------------  --------------------  ---------------  --------------
       1,106,337             6,753,780        4,944,041       1,855,217
----------------  --------------------  ---------------  --------------
       4,202,505             4,932,758        4,649,734        (879,804)
----------------  --------------------  ---------------  --------------
       6,909,018            49,644,972       40,798,334     (13,318,968)
              --                    --          223,310              --
              --                    --          529,048              --
              --                    --         (659,746)             --
              --               (40,766)        (832,300)             --
----------------  --------------------  ---------------  --------------
       6,909,018            49,604,206       40,058,646     (13,318,968)
----------------  --------------------  ---------------  --------------
              --            65,608,886        4,499,574       6,369,136
      44,064,459            66,409,391       14,234,514      15,839,761
----------------  --------------------  ---------------  --------------
      44,064,459               800,505        9,734,940       9,470,625
----------------  --------------------  ---------------  --------------
      50,973,477            50,404,711       49,793,586      (3,848,343)
----------------  --------------------  ---------------  --------------
     $55,175,982           $55,337,469      $54,443,320    $ (4,728,147)
================  ====================  ===============  ==============

------------------------------------------------------------------------
     $    10,993           $   109,879      $        --    $     34,468
              --                67,435               --          59,785


                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2004


                                                                            PIMCO           Met/Putnam        Third Avenue
                                                                         Total Return  Capital Opportunities Small Cap Value
                                                                          Portfolio          Portfolio          Portfolio
                                                                         ------------  --------------------- ---------------
INVESTMENT INCOME:
   Dividends (1)                                                          $   111,732             $  756,881    $  6,766,280
   Interest (2)                                                            33,745,949                 14,302         586,921
                                                                         ------------  --------------------- ---------------
   Total investment income                                                 33,857,681                771,183       7,353,201
                                                                         ------------  --------------------- ---------------
EXPENSES:
   Investment advisory fee (Note 3)                                         6,936,055                426,296       3,556,948
   Deferred Expense Reimbursement (Note 3)                                         --                     --              --
   Administration fees                                                        269,703                 17,807          95,858
   Custody and accounting fees                                                298,125                 76,955         107,065
   Distribution fee - Class B                                               2,530,350                  8,129       1,144,024
   Distribution fee - Class E                                                 211,549                     --              --
   Transfer agent fees                                                         25,828                 18,935          15,437
   Audit                                                                       20,250                 19,050          19,825
   Legal                                                                       19,960                 19,960          19,960
   Trustee fees and expenses                                                   15,642                 15,643          15,642
   Shareholder reporting                                                      211,906                    607          63,203
   Insurance                                                                   39,747                  1,720          11,466
   Organizational expense                                                          --                     --              --
   Other                                                                        5,003                  1,879           1,879
                                                                         ------------  --------------------- ---------------
       Total expenses                                                      10,584,118                606,981       5,051,307
       Less broker commission recapture                                            --                     --              --
                                                                         ------------  --------------------- ---------------
   Net expenses                                                            10,584,118                606,981       5,051,307
                                                                         ------------  --------------------- ---------------
   Net investment income                                                   23,273,563                164,202       2,301,894
                                                                         ------------  --------------------- ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN
CURRENCY RELATED TRANSACTIONS
   Net realized gain (loss) on:
       Investments                                                          1,229,361              5,976,598      12,395,932
       Futures contracts                                                   42,300,923                     --              --
       Options contracts                                                    2,300,787                     --              --
       Swap contracts                                                       3,465,182                     --              --
       Foreign currency related transactions                                  173,824                     --              --
                                                                         ------------  --------------------- ---------------
          Net realized gain (loss) on investments, futures
            contracts, options contracts, swap contracts and
            foreign currency related transactions                          49,470,077              5,976,598      12,395,932
                                                                         ------------  --------------------- ---------------
   Unrealized appreciation (depreciation) on investments,
       futures contracts, options contracts, swap contracts and
       foreign currency
          Beginning of period                                              12,175,545              6,400,725      52,139,186
          End of period                                                     6,624,166              8,665,754     154,022,131
                                                                         ------------  --------------------- ---------------
   Net change in unrealized appreciation (depreciation) on
       investments, futures contracts, options contracts, swap
       contracts and foreign currency                                      (5,551,381)             2,265,029     101,882,945
                                                                         ------------  --------------------- ---------------
   Net realized and unrealized gain (loss) on investments,
       futures contracts, options contracts, swap contracts and
       foreign currency related transactions                               43,918,696              8,241,627     114,278,877
                                                                         ------------  --------------------- ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           $67,192,259             $8,405,829    $116,580,771
                                                                         ============  ===================== ===============

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                        $        --             $      589    $    154,247
(2)Interest income includes security lending income of:                        77,081                 14,302         147,403
* For the period 5/1/2004 (commencement of operations) through
  12/31/2004.

                       See notes to financial statements

T. Rowe Price       Turner
Mid-Cap Growth  Mid-Cap Growth
  Portfolio       Portfolio*
--------------  --------------
   $ 1,566,265     $   269,574
       393,086          21,211
--------------  --------------
     1,959,351         290,785
--------------  --------------
     3,146,034         596,531
       352,377              --
        91,047          20,392
       114,746          56,082
       844,433         170,724
        25,126              --
        24,356          10,255
        19,425          18,801
        19,960          11,696
        15,642          10,721
        33,271           7,635
        11,078           1,711
            --           2,255
         1,878             505
--------------  --------------
     4,699,373         907,308
       (39,737)        (99,519)
--------------  --------------
     4,659,636         807,789
--------------  --------------
    (2,700,285)       (517,004)
--------------  --------------
    34,680,076      (3,615,771)
    (1,015,560)             --
            --              --
            --              --
            --              --
--------------  --------------
    33,664,516      (3,615,771)
--------------  --------------
    52,431,771              --
    89,052,114      24,500,397
--------------  --------------
    36,620,343      24,500,397
--------------  --------------
    70,284,859      20,884,626
--------------  --------------
   $67,584,574     $20,367,622
==============  ==============

-------------------------------
   $    14,377     $       482
        81,281              --

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004

                                                          Met/AIM                           Met/AIM
                                                Mid Cap Core Equity Portfolio      Small Cap Growth Portfolio
                                                ----------------------------      ----------------------------
                                                  Year Ended     Year Ended         Year Ended    Year Ended
                                                 December 31,   December 31,       December 31,  December 31,
                                                     2004           2003               2004          2003
                                                ------------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $     499,142   $    (78,825)     $  (3,616,147) $ (1,218,582)
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and currency related transactions           33,878,964      2,398,416         11,908,664     1,248,513
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                                   849,828     30,237,070         24,758,381    41,334,926
                                                -------------   ------------  -   -------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                   35,227,934     32,556,661         33,050,898    41,364,857
                                                -------------   ------------  -   -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                               --         (3,323)                --            --
     Class B                                               --             --                 --            --
     Class E                                               --            (38)                --            --
   From net realized gains
     Class A                                               --        (35,056)                --            --
     Class B                                               --     (1,640,022)                --            --
     Class E                                               --       (154,430)                --            --
                                                -------------   ------------  -   -------------  ------------
   Net decrease in net assets resulting from
       distributions                                       --     (1,832,869)                --            --
                                                -------------   ------------  -   -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4):
   Proceeds from shares sold
     Class A                                       54,894,820      3,035,428         86,292,636     5,571,606
     Class B                                      102,685,594    154,746,959        236,051,026   134,139,727
     Class E                                       11,547,030     13,507,687          5,979,215     9,321,197
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                               --         38,379                 --            --
     Class B                                               --      1,640,022                 --            --
     Class E                                               --        154,467                 --            --
   Cost of shares repurchased
     Class A                                       (2,497,798)    (3,929,539)        (2,533,281)   (8,690,614)
     Class B                                     (133,288,217)    (4,591,756)      (162,516,156)  (11,975,712)
     Class E                                       (4,345,433)      (574,008)        (2,926,367)   (4,130,987)
                                                -------------   ------------  -   -------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions             28,995,996    164,027,639        160,347,073   124,235,217
                                                -------------   ------------  -   -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            64,223,930    194,751,431        193,397,971   165,600,074
   Net assets at beginning of year                236,049,743     41,298,312        221,205,179    55,605,105
                                                -------------   ------------  -   -------------  ------------
   Net assets at end of year                    $ 300,273,673   $236,049,743      $ 414,603,150  $221,205,179
                                                =============   ============  =   =============  ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $     505,713   $     (1,968)     $      (2,120) $     (3,318)
                                                =============   ============  =   =============  ============
* For the period 5/1/2004 (commencement of operations)
  through 12/31/2004.

                       See notes to financial statements

     Goldman Sachs                  Harris Oakmark
Mid-Cap Value Portfolio        International Portfolio
-------------------------    ----------------------------
     Period Ended              Year Ended    Year Ended
     December 31,             December 31,  December 31,
         2004*                    2004          2003
-------------------------    ----------------------------
           $    690,163      $   6,972,943  $    255,709
              4,549,248         16,508,247     2,359,172
             26,685,739        102,823,826    51,536,541
           ------------  -   -------------  ------------
             31,925,150        126,305,016    54,151,422
           ------------  -   -------------  ------------
               (503,784)           (67,270)      (72,010)
               (246,118)                --    (2,219,746)
                     --             (7,919)     (191,391)
             (1,061,691)                --       (20,578)
               (942,635)                --      (713,780)
                     --                 --       (57,951)
           ------------  -   -------------  ------------
             (2,754,228)           (75,189)   (3,275,456)
           ------------  -   -------------  ------------
            122,709,132        262,454,536     8,155,873
            146,508,373        359,768,952   228,384,565
                     --         46,840,558    26,534,559
              1,565,475             67,269        92,588
              1,188,753                 --     2,933,526
                     --              7,919       249,342
               (600,135)        (4,757,148)   (6,437,137)
            (70,578,360)      (269,632,570)   (7,138,795)
                     --         (5,154,361)   (7,824,450)
           ------------  -   -------------  ------------
            200,793,238        389,595,155   244,950,071
           ------------  -   -------------  ------------
            229,964,160        515,824,982   295,826,037
                     --        320,002,503    24,176,466
           ------------  -   -------------  ------------
           $229,964,160      $ 835,827,485  $320,002,503
           ============  =   =============  ============
           $     (1,733)     $   6,079,560  $ (1,767,662)
           ============  =   =============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004

                                                                                Janus Aggressive
                                                                                Growth Portfolio
                                                                          ---------------------------
                                                                            Year Ended    Year Ended
                                                                           December 31,  December 31,
                                                                               2004          2003
                                                                          -----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                          $    (328,535) $   (480,097)
    Net realized gain (loss) on investments and currency related
       transactions                                                           5,126,655     4,479,938
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency related
       transactions                                                          41,313,797    38,621,922
                                                                          -------------  ------------  -
    Net increase (decrease) in net assets resulting from operations          46,111,917    42,621,763
                                                                          -------------  ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                         --            --
     Class B                                                                         --            --
     Class E                                                                         --            --
    From net realized gains
     Class A                                                                         --            --
     Class B                                                                         --            --
     Class E                                                                         --            --
                                                                          -------------  ------------  -
    Net decrease in net assets resulting from distributions                          --            --
                                                                          -------------  ------------  -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                231,046,855     3,893,275
     Class B                                                                253,256,204   165,915,346
     Class E                                                                  2,264,527     1,904,656
    Net asset value of shares issued through acquisition
     Class A                                                                         --    13,480,356
     Class B                                                                         --     6,029,324
     Class E                                                                         --     1,825,954
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                         --            --
     Class B                                                                         --            --
     Class E                                                                         --            --
    Cost of shares repurchased
     Class A                                                                (10,580,251)   (4,356,693)
     Class B                                                               (201,600,167)   (3,885,240)
     Class E                                                                 (1,239,917)     (453,848)
                                                                          -------------  ------------  -
    Net increase (decrease) in net assets from capital share
       transactions                                                         273,147,251   184,353,130
                                                                          -------------  ------------  -
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     319,259,168   226,974,893
    Net assets at beginning of year                                         276,527,916    49,553,023
                                                                          -------------  ------------  -
    Net assets at end of year                                             $ 595,787,084  $276,527,916
                                                                          =============  ============  =
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                   $      (2,215) $     (5,718)
                                                                          =============  ============  =

                                                                            Lord Abbett America's
                                                                               Value Portfolio
                                                                          ------------------------
                                                                           Year Ended  Period Ended
                                                                          December 31, December 31,
                                                                              2004        2003**
                                                                          -------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                          $   592,978   $  122,213
    Net realized gain (loss) on investments and currency related
       transactions                                                           420,310       44,690
    Net change in unrealized appreciation (depreciation) on
       investments and foreign currency related
       transactions                                                         2,989,773      893,601
                                                                          -----------   ----------
    Net increase (decrease) in net assets resulting from operations         4,003,061    1,060,504
                                                                          -----------   ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                       --     (137,103)
     Class B                                                                 (602,825)          --
     Class E                                                                       --           --
    From net realized gains
     Class A                                                                       --      (70,479)
     Class B                                                                 (294,872)          --
     Class E                                                                       --           --
                                                                          -----------   ----------
    Net decrease in net assets resulting from distributions                  (897,697)    (207,582)
                                                                          -----------   ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                       --           --
     Class B                                                               26,071,543    8,075,711
     Class E                                                                       --           --
    Net asset value of shares issued through acquisition
     Class A                                                                       --           --
     Class B                                                                       --           --
     Class E                                                                       --           --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                       --           --
     Class B                                                                  897,697      207,583
     Class E                                                                       --           --
    Cost of shares repurchased
     Class A                                                                       --           --
     Class B                                                               (3,544,101)    (163,418)
     Class E                                                                       --           --
                                                                          -----------   ----------
    Net increase (decrease) in net assets from capital share
       transactions                                                        23,425,139    8,119,876
                                                                          -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    26,530,503    8,972,798
    Net assets at beginning of year                                         8,972,798           --
                                                                          -----------   ----------
    Net assets at end of year                                             $35,503,301   $8,972,798
                                                                          ===========   ==========
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                   $    (6,214)  $   (8,129)
                                                                          ===========   ==========

**For the period 5/1/2003 (commencement of operations) through 12/31/2003.

                       See notes to financial statements

          Lord Abbett                         Lord Abbett
   Bond Debenture Portfolio           Growth and Income Portfolio
--------------------------------    -------------------------------
 Period Ended     Year Ended          Year Ended      Year Ended
 December 31,    December 31,        December 31,    December 31,
     2004            2003                2004            2003
--------------------------------    -------------------------------
$   66,921,986  $   41,262,780      $   30,922,004  $   16,719,205

    19,498,066       1,040,118          92,681,329     (19,337,579)


     7,147,712      74,061,963         211,963,235     464,649,005
--------------  --------------  -   --------------  --------------
    93,567,764     116,364,861         335,566,568     462,030,631
--------------  --------------  -   --------------  --------------
   (16,480,060)     (3,790,704)         (8,324,659)    (10,764,233)
   (24,779,991)    (11,830,812)         (4,361,705)     (4,755,429)
    (1,133,005)       (350,671)                 --              --
            --              --                  --              --
            --              --                  --              --
            --              --                  --              --
--------------  --------------  -   --------------  --------------
   (42,393,056)    (15,972,187)        (12,686,364)    (15,519,662)
--------------  --------------  -   --------------  --------------
   307,600,359      27,516,248         732,164,945       7,182,562
   373,022,019     517,289,685         526,114,774     549,570,656
    12,794,717      23,507,252                  --              --
            --              --                  --     124,516,736
            --              --                  --       4,578,247
            --              --                  --              --
    16,480,060       3,790,704           8,324,659      10,764,233
    24,779,991      11,830,813           4,361,705       4,755,429
     1,133,005         350,671                  --              --
   (42,951,702)    (33,993,683)       (198,556,419)   (123,176,231)
  (425,267,564)    (32,180,605)       (494,272,802)     (3,515,977)
    (3,001,958)     (4,912,701)                 --              --
--------------  --------------  -   --------------  --------------

   264,588,927     513,198,384         578,136,862     574,675,655
--------------  --------------  -   --------------  --------------
   315,763,635     613,591,058         901,017,066   1,021,186,624
 1,015,660,870     402,069,812       2,248,731,170   1,227,544,546
--------------  --------------  -   --------------  --------------
$1,331,424,505  $1,015,660,870      $3,149,748,236  $2,248,731,170
==============  ==============  =   ==============  ==============

$   69,369,911  $   42,154,519      $   30,922,884  $   12,686,324
==============  ==============  =   ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004


                                                                                      Lord Abbett
                                                                               Growth Opportunities Portfolio
                                                                               ------------------------------
                                                                                Year Ended      Year Ended
                                                                               December 31,    December 31,
                                                                                   2004            2003
                                                                               -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                               $  (314,569)    $  (272,858)
    Net realized gain (loss) on investments and currency related transactions    5,277,754       3,685,583
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                     1,986,221       8,095,598
                                                                               -----------     -----------    -
    Net increase (decrease) in net assets resulting from operations              6,949,406      11,508,323
                                                                               -----------     -----------    -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                            --              --
     Class B                                                                            --              --
     Class E                                                                            --              --
    From net realized gains
     Class A                                                                            --              --
     Class B                                                                            --              --
     Class E                                                                            --              --
                                                                               -----------     -----------    -
    Net decrease in net assets resulting from distributions                             --              --
                                                                               -----------     -----------    -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                     1,848,223       2,360,678
     Class B                                                                     5,987,645       4,309,011
     Class E                                                                            --              --
    Net asset value of shares issued through acquisition
     Class A                                                                            --      21,444,194
     Class B                                                                            --       3,877,765
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                            --              --
     Class B                                                                            --              --
     Class E                                                                            --              --
    Cost of shares repurchased
     Class A                                                                    (5,958,093)     (4,075,868)
     Class B                                                                    (1,543,452)     (1,667,438)
     Class E                                                                            --              --
                                                                               -----------     -----------    -
    Net increase (decrease) in net assets from capital share transactions          334,323      26,248,342
                                                                               -----------     -----------    -
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          7,283,729      37,756,665
    Net assets at beginning of year                                             55,228,441      17,471,776
                                                                               -----------     -----------    -
    Net assets at end of year                                                  $62,512,170     $55,228,441
                                                                               ===========     ===========    =
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                        $    (1,494)    $    (2,845)
                                                                               ===========     ===========    =

                                                                                       Lord Abbett
                                                                                 Mid-Cap Value Portfolio
                                                                               ---------------------------
                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2004          2003
                                                                               ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                               $  1,721,411  $  1,261,948
    Net realized gain (loss) on investments and currency related transactions    16,015,176     3,153,035
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                     38,650,957    33,263,405
                                                                               ------------  ------------
    Net increase (decrease) in net assets resulting from operations              56,387,544    37,678,388
                                                                               ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                       (567,036)     (539,103)
     Class B                                                                       (641,122)     (505,069)
     Class E                                                                             --            --
    From net realized gains
     Class A                                                                     (2,682,707)   (1,323,324)
     Class B                                                                     (3,866,110)   (1,451,505)
     Class E                                                                             --            --
                                                                               ------------  ------------
    Net decrease in net assets resulting from distributions                      (7,756,975)   (3,819,001)
                                                                               ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                     25,436,777     5,212,528
     Class B                                                                     48,207,902    30,035,072
     Class E                                                                             --            --
    Net asset value of shares issued through acquisition
     Class A                                                                             --            --
     Class B                                                                             --            --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                      3,249,744     1,862,427
     Class B                                                                      4,507,232     1,956,574
     Class E                                                                             --            --
    Cost of shares repurchased
     Class A                                                                    (15,760,542)   (7,190,245)
     Class B                                                                       (833,333)     (665,205)
     Class E                                                                             --            --
                                                                               ------------  ------------
    Net increase (decrease) in net assets from capital share transactions        64,807,780    31,211,151
                                                                               ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         113,438,349    65,070,538
    Net assets at beginning of year                                             190,744,649   125,674,111
                                                                               ------------  ------------
    Net assets at end of year                                                  $304,182,998  $190,744,649
                                                                               ============  ============
    Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                        $  1,638,116  $  1,208,161
                                                                               ============  ============

                       See notes to financial statements

        MFS Research                     Money Market
  International Portfolio                  Portfolio
-----------------------------    -----------------------------
  Year Ended    Year Ended         Year Ended     Year Ended
 December 31,  December 31,       December 31,   December 31,
     2004          2003               2004           2003
-----------------------------    -----------------------------
$   2,416,749  $    937,184      $   1,210,618  $     754,465
   53,491,373     7,670,590                 --         12,497

   51,410,241    44,397,088                 --             --
-------------  ------------  -   -------------  -------------
  107,318,363    53,004,862          1,210,618        766,962
-------------  ------------  -   -------------  -------------
           --      (334,144)           (39,744)       (22,039)
           --    (1,026,225)        (1,175,912)      (744,923)
           --       (37,867)                --             --
     (617,967)           --                 --             --
     (851,466)           --                 --             --
      (23,550)           --                 --             --
-------------  ------------  -   -------------  -------------
   (1,492,983)   (1,398,236)        (1,215,656)      (766,962)
-------------  ------------  -   -------------  -------------
  230,295,788     6,925,398          5,622,743     16,078,401
  289,831,263   122,539,079        213,526,680    221,367,123
    8,210,830     4,144,092                 --             --
           --    49,225,451                 --             --
           --     1,499,021                 --             --
      617,967       334,144             39,743         26,703
      851,466     1,026,225          1,176,053        744,955
       23,550        37,867                 --             --
  (15,028,001)  (11,306,194)        (7,233,161)   (10,856,104)
 (163,975,108)  (43,701,146)      (243,278,147)  (181,235,075)
   (5,550,819)     (478,727)                --             --
-------------  ------------  -   -------------  -------------
  345,276,936   130,245,210        (30,146,089)    46,126,003
-------------  ------------  -   -------------  -------------
  451,102,316   181,851,836        (30,151,127)    46,126,003
  260,120,031    78,268,195        174,665,848    128,539,845
-------------  ------------  -   -------------  -------------
$ 711,222,347  $260,120,031      $ 144,514,721  $ 174,665,848
=============  ============  =   =============  =============

$   3,212,479  $   (294,119)     $      (2,422) $          --
=============  ============  =   =============  =============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004


                                                                                                                 MetLife
                                                                                                           Aggressive Strategy
                                                                                                                Portfolio
                                                                                                           -------------------
                                                                                                              Period Ended
                                                                                                              December 31,
                                                                                                                  2004*
                                                                                                           --------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                              $    911,286
    Net change in unrealized appreciation (depreciation) on investments                                          6,409,313
                                                                                                              ------------
    Net increase (decrease) in net assets resulting from operations                                              7,320,599
                                                                                                              ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class B                                                                                                      (415,966)
    From net realized gains
     Class B                                                                                                      (264,513)
                                                                                                              ------------
    Net decrease in net assets resulting from distributions                                                       (680,479)
                                                                                                              ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class B                                                                                                   297,741,324
    Net asset value of shares issued through dividend reinvestment
     Class B                                                                                                       680,479
    Cost of shares repurchased
     Class B                                                                                                      (527,793)
                                                                                                              ------------
    Net increase (decrease) in net assets from capital share transactions                                      297,894,010
                                                                                                              ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                        304,534,130
    Net assets at beginning of year                                                                                     --
                                                                                                              ------------
    Net assets at end of year                                                                                 $304,534,130
                                                                                                              ============
    Net assets at end of period includes undistributed (distributions in excess of) net investment income     $    278,543
                                                                                                              ============
*For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                                                                                                                    MetLife
                                                                                                               Balanced Strategy
                                                                                                                   Portfolio
                                                                                                               -----------------
                                                                                                                 Period Ended
                                                                                                                 December 31,
                                                                                                                     2004*
                                                                                                               -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                                $   16,801,133
    Net change in unrealized appreciation (depreciation) on investments                                             12,280,495
                                                                                                           -    --------------
    Net increase (decrease) in net assets resulting from operations                                                 29,081,628
                                                                                                           -    --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class B                                                                                                       (14,606,246)
    From net realized gains
     Class B                                                                                                          (897,795)
                                                                                                           -    --------------
    Net decrease in net assets resulting from distributions                                                        (15,504,041)
                                                                                                           -    --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
    Proceeds from shares sold
     Class B                                                                                                     1,533,412,693
    Net asset value of shares issued through dividend reinvestment
     Class B                                                                                                        15,504,041
    Cost of shares repurchased
     Class B                                                                                                        (1,266,609)
                                                                                                           -    --------------
    Net increase (decrease) in net assets from capital share transactions                                        1,547,650,125
                                                                                                           -    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                                          1,561,227,712
    Net assets at beginning of year                                                                                         --
                                                                                                           -    --------------
    Net assets at end of year                                                                                   $1,561,227,712
                                                                                                           =    ==============
    Net assets at end of period includes undistributed (distributions in excess of) net investment income       $    1,541,136
                                                                                                           =    ==============
*For the period 11/4/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

     MetLife                MetLife               MetLife
Defensive Strategy      Growth Strategy      Moderate Strategy
    Portfolio              Portfolio             Portfolio
--------------------    -----------------    ------------------
   Period Ended          Period Ended          Period Ended
   December 31,           December 31          December 31,
      2004*                  2004*                 2004*
--------------------    -----------------    ------------------
      $  2,338,495       $    9,983,939           $  7,177,173
          (468,308)          20,658,397                801,115
      ------------  -    --------------  -        ------------
         1,870,187           30,642,336              7,978,288
      ------------  -    --------------  -        ------------
        (2,169,357)          (7,536,446)            (6,421,967)
           (68,531)          (1,105,742)              (295,434)
      ------------  -    --------------  -        ------------
        (2,237,888)          (8,642,188)            (6,716,831)
      ------------  -    --------------  -        ------------
       127,961,135        1,348,842,649            492,444,381
         2,237,888            8,642,188              6,716,831
           (23,213)             (59,360)               (72,751)
      ------------  -    --------------  -        ------------
       130,175,810        1,357,425,477            499,088,461
      ------------  -    --------------  -        ------------
       129,808,109        1,379,425,625            500,349,918
                --                   --                     --
      ------------  -    --------------  -        ------------
      $129,808,109       $1,379,425,625           $500,349,918
      ============  =    ==============  =        ============
      $    123,000       $    1,557,159           $    539,967
      ============  =    ==============  =        ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004


                                                                                Neuberger Berman
                                                                              Real Estate Portfolio
                                                                              -----------------------
                                                                                  Period Ended
                                                                                  December 31,
                                                                                      2004*
                                                                              -----------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                                        $  4,202,505
   Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and currency related transactions                        6,909,018
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                                     44,064,459
                                                                                       ------------  -
   Net increase (decrease) in net assets resulting from operations                       55,175,982
                                                                                       ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                               (832,185)
     Class B                                                                             (1,746,645)
     Class E                                                                               (233,227)
   From net realized gains
     Class A                                                                             (1,991,167)
     Class B                                                                             (4,580,859)
     Class E                                                                               (570,874)
                                                                                       ------------  -
   Net decrease in net assets resulting from distributions                               (9,954,957)
                                                                                       ------------  -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                                                             76,262,218
     Class B                                                                            197,280,431
     Class E                                                                             18,737,104
   Net asset value of shares issued through acquisition
     Class A                                                                                     --
     Class B                                                                                     --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                              2,848,333
     Class B                                                                              6,298,135
     Class E                                                                                808,489
   Cost of shares repurchased
     Class A                                                                             (2,967,826)
     Class B                                                                            (78,714,215)
     Class E                                                                               (585,663)
                                                                                       ------------  -
   Net increase (decrease) in net assets from capital share transactions                219,967,006
                                                                                       ------------  -
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 265,188,031
   Net assets at beginning of year                                                               --
                                                                                       ------------  -
   Net assets at end of year                                                           $265,188,031
                                                                                       ============  =
   Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                                $    (64,250)
                                                                                       ============  =
* For the period 5/1/2004 (commencement of operations) through 12/31/2004.

                                                                                  Oppenheimer Capital
                                                                                 Appreciation Portfolio
                                                                              ----------------------------

                                                                                Year Ended    Year Ended
                                                                               December 31,  December 31,
                                                                                   2004          2003
                                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                                               $   4,932,758  $    (95,996)
   Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and currency related transactions               49,604,206     3,248,539
   Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                                800,505    77,850,960
                                                                              -------------  ------------
   Net increase (decrease) in net assets resulting from operations               55,337,469    81,003,503
                                                                              -------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                                       (121,135)           --
     Class B                                                                     (4,403,857)           --
     Class E                                                                             --            --
   From net realized gains
     Class A                                                                       (860,091)           --
     Class B                                                                    (42,042,832)           --
     Class E                                                                             --            --
                                                                              -------------  ------------
   Net decrease in net assets resulting from distributions                      (47,427,915)           --
                                                                              -------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                                                    276,201,808       196,009
     Class B                                                                    334,591,684   348,213,281
     Class E                                                                             --            --
   Net asset value of shares issued through acquisition
     Class A                                                                     18,744,683            --
     Class B                                                                     89,198,053            --
   Net asset value of shares issued through dividend reinvestment
     Class A                                                                        981,226            --
     Class B                                                                     46,446,689            --
     Class E                                                                             --            --
   Cost of shares repurchased
     Class A                                                                     (3,341,835)     (673,058)
     Class B                                                                   (389,381,422)     (591,691)
     Class E                                                                             --            --
                                                                              -------------  ------------
   Net increase (decrease) in net assets from capital share transactions        373,440,887   347,144,541
                                                                              -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         381,350,441   428,148,044
   Net assets at beginning of year                                              551,239,928   123,091,884
                                                                              -------------  ------------
   Net assets at end of year                                                  $ 932,590,369  $551,239,928
                                                                              =============  ============
   Net assets at end of period includes undistributed (distributions in
       excess of) net investment income                                       $     431,942  $     (4,362)
                                                                              =============  ============
* For the period 5/1/2004 (commencement of operations) through 12/31/2004.

                       See notes to financial statements

      PIMCO Inflation               PIMCO PEA Innovation
  Protected Bond Portfolio                Portfolio
-----------------------------    ---------------------------
  Year Ended    Year Ended        Year Ended    Year Ended
 December 31,  December 31,      December 31,  December 31,
     2004          2003              2004          2003
-----------------------------    ---------------------------
$   4,649,734  $    697,403      $   (879,804) $   (680,727)
   40,058,646     5,650,645       (13,318,968)   19,832,646


    9,734,940     4,499,574         9,470,625     7,557,713
-------------  ------------  -   ------------  ------------
   54,443,320    10,847,622        (4,728,147)   26,709,632
-------------  ------------  -   ------------  ------------
   (2,957,493)       (4,745)               --            --
   (3,342,458)   (1,085,411)               --            --
           --            --                --            --
  (14,359,910)      (23,013)          (60,119)           --
  (23,441,391)   (7,066,642)          (77,324)           --
           --            --           (15,399)           --
-------------  ------------  -   ------------  ------------
  (44,101,252)   (8,179,811)         (152,842)           --
-------------  ------------  -   ------------  ------------
  329,566,196     1,095,308        62,210,581    47,831,642
  378,757,210   367,720,499        81,788,974    45,140,135
           --            --        10,445,465    13,812,222
           --            --                --            --
           --            --                --            --
   17,317,403        27,758            60,119            --
   26,783,849     8,152,053            77,324            --
           --            --            15,399            --
   (1,182,332)       (1,021)      (24,912,809)  (23,728,230)
 (295,438,207)  (12,272,087)      (45,631,739)   (9,838,939)
           --            --        (4,296,184)   (1,802,449)
-------------  ------------  -   ------------  ------------
  455,804,119   364,722,510        79,757,130    71,414,381
-------------  ------------  -   ------------  ------------
  466,146,187   367,390,321        74,876,141    98,124,013
  367,390,321            --       127,492,163    29,368,150
-------------  ------------  -   ------------  ------------
$ 833,536,508  $367,390,321      $202,368,304  $127,492,163
=============  ============  =   ============  ============
$     (24,289) $    (98,301)     $     (2,633) $     (5,015)
=============  ============  =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2004

                                                                                       PIMCO Total Return
                                                                                            Portfolio
                                                                                 -------------------------------
                                                                                   Year Ended      Year Ended
                                                                                  December 31,    December 31,
                                                                                      2004            2003
                                                                                 --------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                 $   23,273,563  $   16,440,144
    Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions           49,470,077      17,644,491
    Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                                 (5,551,381)      4,165,503
                                                                                 --------------  --------------  -
    Net increase (decrease) in net assets resulting from operations                  67,192,259      38,250,138
                                                                                 --------------  --------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                        (14,778,557)     (2,208,989)
     Class B                                                                        (71,868,123)     (9,374,791)
     Class E                                                                        (10,030,527)     (1,300,818)
    From net realized gains
     Class A                                                                                 --      (1,814,197)
     Class B                                                                                 --      (8,082,307)
     Class E                                                                                 --      (1,079,008)
                                                                                 --------------  --------------  -
    Net decrease in net assets resulting from distributions                         (96,677,207)    (23,860,110)
                                                                                 --------------  --------------  -
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                        299,306,662      66,737,321
     Class B                                                                        336,377,035     578,544,219
     Class E                                                                         40,054,617      95,455,841
    Net asset value of shares issued through acquisition
     Class A                                                                         96,940,433              --
     Class B                                                                         74,811,249              --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                         14,778,557       4,023,186
     Class B                                                                         71,868,123      17,457,098
     Class E                                                                         10,030,527       2,379,826
    Cost of shares repurchased
     Class A                                                                        (27,393,396)    (35,211,581)
     Class B                                                                       (322,241,332)   (140,037,920)
     Class E                                                                        (19,571,050)     (8,065,787)
                                                                                 --------------  --------------  -
    Net increase (decrease) in net assets from capital share transactions           574,961,425     581,282,203
                                                                                 --------------  --------------  -
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             545,476,477     595,672,231
    Net assets at beginning of year                                               1,207,585,334     611,913,103
                                                                                 --------------  --------------  -
    Net assets at end of year                                                    $1,753,061,811  $1,207,585,334
                                                                                 ==============  ==============  =
    Net assets at end of period includes undistributed (distributions in excess
       of) net investment income                                                 $     (654,766) $   45,031,897
                                                                                 ==============  ==============  =
*For the period 5/1/2004 (commencement of operations) through 12/31/2004

                                                                                     Met/Putnam Capital
                                                                                  Opportunities Portfolio
                                                                                 -------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2004          2003
                                                                                 --------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                 $    164,202  $    31,165
    Net realized gain (loss) on investments, futures contracts, options
       contracts, swap contracts and foreign currency related transactions          5,976,598    2,391,863
    Net change in unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign
       currency related transactions                                                2,265,029    9,804,968
                                                                                 ------------  -----------
    Net increase (decrease) in net assets resulting from operations                 8,405,829   12,227,996
                                                                                 ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
    From net realized gains
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
                                                                                 ------------  -----------
    Net decrease in net assets resulting from distributions                                --           --
                                                                                 ------------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
    Proceeds from shares sold
     Class A                                                                          394,764      271,623
     Class B                                                                          842,338      646,146
     Class E                                                                               --           --
    Net asset value of shares issued through acquisition
     Class A                                                                               --           --
     Class B                                                                               --           --
    Net asset value of shares issued through dividend reinvestment
     Class A                                                                               --           --
     Class B                                                                               --           --
     Class E                                                                               --           --
    Cost of shares repurchased
     Class A                                                                      (11,359,871)  (8,979,374)
     Class B                                                                         (386,484)    (371,559)
     Class E                                                                               --           --
                                                                                 ------------  -----------
    Net increase (decrease) in net assets from capital share transactions         (10,509,253)  (8,433,164)
                                                                                 ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (2,103,424)   3,794,832
    Net assets at beginning of year                                                53,024,405   49,229,573
                                                                                 ------------  -----------
    Net assets at end of year                                                    $ 50,920,981  $53,024,405
                                                                                 ============  ===========
    Net assets at end of period includes undistributed (distributions in excess
       of) net investment income                                                 $    121,972  $        --
                                                                                 ============  ===========
*For the period 5/1/2004 (commencement of operations) through 12/31/2004

                       See notes to financial statements

        Third Avenue                    T. Rowe Price              Turner Mid-Cap
 Small Cap Value Portfolio         Mid-Cap Growth Portfolio       Growth Portfolio
-----------------------------    -----------------------------    -----------------
  Year Ended    Year Ended         Year Ended    Year Ended         Period Ended
 December 31,  December 31,       December 31,  December 31,        December 31,
     2004          2003               2004          2003               2004*
-----------------------------    -----------------------------    -----------------
$   2,301,894  $    693,813      $  (2,700,285) $ (1,098,670)         $   (517,004)
   12,395,932     3,911,471         33,664,516     7,978,194            (3,615,771)
  101,882,945    53,011,091         36,620,343    52,933,868            24,500,397
-------------  ------------  -   -------------  ------------  -       ------------
  116,580,771    57,616,375         67,584,574    59,813,392            20,367,622
-------------  ------------  -   -------------  ------------  -       ------------
   (1,065,538)      (21,351)                --            --                    --
   (1,270,051)     (692,095)                --            --                    --
           --            --                 --            --                    --
   (3,675,389)      (36,854)                --            --                    --
   (8,327,172)   (1,784,097)                --            --                    --
           --            --                 --            --                    --
-------------  ------------  -   -------------  ------------  -       ------------
  (14,338,150)   (2,534,397)                --            --                    --
-------------  ------------  -   -------------  ------------  -       ------------
  199,572,136       880,623        111,891,278    17,278,066            73,955,906
  217,143,110   222,099,823        166,117,329   197,317,420           129,967,413
           --            --          9,661,872     7,170,861                    --
           --            --                 --            --                    --
           --            --                 --            --                    --
    4,740,927        58,205                 --            --                    --
    9,597,223     2,476,193                 --            --                    --
           --            --                 --            --                    --
   (5,895,238)     (551,941)       (14,266,370)   (5,220,378)                  (62)
 (199,675,201)   (3,533,554)      (180,133,824)   (3,556,860)          (68,048,231)
           --            --         (1,965,718)     (147,755)                   --
-------------  ------------  -   -------------  ------------  -       ------------
  225,482,957   221,429,349         91,304,567   212,841,354           135,875,026
-------------  ------------  -   -------------  ------------  -       ------------
  327,725,578   276,511,327        158,889,141   272,654,746           156,242,648
  314,079,773    37,568,446        353,333,082    80,678,336                    --
-------------  ------------  -   -------------  ------------  -       ------------
$ 641,805,351  $314,079,773      $ 512,222,223  $353,333,082          $156,242,648
=============  ============  =   =============  ============  =       ============
$       2,340  $     26,333      $      (7,768) $    (13,263)         $     (1,733)
=============  ============  =   =============  ============  =       ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       MET/AIM MID CAP CORE EQUITY PORTFOLIO          ------------ -------------- -------------- ---------- ----------
        Class A
        12/31/2004                                       $12.33      $ 0.08 (a)     $ 1.72 (a)    $  1.80    $     --
        12/31/2003                                         9.85        0.01 (a)       2.58 (a)       2.59      (0.01)
        01/02/2002 to 12/31/2002 (b)                      10.98        0.03 (a)      (1.15)(a)     (1.12)       0.00+
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        12/31/2004                                        12.29        0.02 (a)       1.74 (a)       1.76          --
        12/31/2003                                         9.83       (0.01)(a)       2.57 (a)       2.56         --+
        12/31/2002                                        11.02         --  (a)      (1.18)(a)     (1.18)         --+
        10/09/2001 to 12/31/2001 (c)                      10.00          --+(a)       1.03 (a)       1.03      (0.01)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class E
        12/31/2004                                        12.32        0.04 (a)       1.74 (a)       1.78          --
        12/31/2003                                         9.84          -- (a)       2.58 (a)       2.58         --+
        04/01/2002 to 12/31/2002 (d)                      11.60        0.01 (a)      (1.76)(a)     (1.75)         --+
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
       MET/AIM SMALL CAP GROWTH PORTFOLIO             ------------ -------------- -------------- ---------- ----------
        Class A
        12/31/2004                                       $12.03      $(0.09)(a)     $ 0.90 (a)    $  0.81    $     --
        12/31/2003                                         8.65       (0.08)(a)       3.46 (a)       3.38          --
        01/02/2002 to 12/31/2002 (b)                      11.85       (0.11)(a)      (3.09)(a)     (3.20)          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        12/31/2004                                        11.97       (0.12)(a)       0.89 (a)       0.77          --
        12/31/2003                                         8.62       (0.11)(a)       3.46 (a)       3.35          --
        12/31/2002                                        11.89       (0.08)(a)      (3.19)(a)     (3.27)          --
        10/09/2001 to 12/31/2001 (c)                      10.00       (0.02)(a)       1.91 (a)       1.89          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class E
        12/31/2004                                        12.01       (0.11)(a)       0.90 (a)       0.79          --
        12/31/2003                                         8.64       (0.10)(a)       3.47 (a)       3.37          --
        04/01/2002 to 12/31/2002 (d)                      11.54       (0.05)(a)      (2.85)(a)     (2.90)          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
       GOLDMAN SACHS MID-CAP VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------
        Class A
        05/01/2004 to 12/31/2004 (e)                     $10.00      $ 0.09 (a)     $ 2.01 (a)    $  2.10    $ (0.05)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        05/01/2004 to 12/31/2004 (e)                      10.00        0.05 (a)       2.04 (a)       2.09      (0.03)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         ------------ -------------- -------------- ---------- ----------
        Class A
        12/31/2004                                       $11.89      $ 0.04 (a)     $ 2.43 (a)    $  2.47    $    --+
        12/31/2003                                         8.89       (0.08)(a)       3.22 (a)       3.14      (0.11)
        01/02/2002 to 12/31/2002 (b)                      10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        12/31/2004                                        11.84        0.16 (a)       2.27 (a)       2.43          --
        12/31/2003                                         8.87        0.02 (a)       3.08 (a)       3.10      (0.10)
        12/31/2002                                        10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
        10/09/2001 to 12/31/2001 (c)                      10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class E
        12/31/2004                                        11.85        0.17 (a)       2.28 (a)       2.45         --+
        12/31/2003                                         8.87        0.03 (a)       3.08 (a)       3.11      (0.10)
        04/01/2002 to 12/31/2002 (d)                      10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------
        Class A
        12/31/2004                                       $ 7.03      $ 0.01 (a)     $ 0.61 (a)    $  0.62    $     --
        12/31/2003                                         5.37       (0.01)(a)       1.67 (a)       1.66          --
        01/02/2002 to 12/31/2002 (b)                       7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class B
        12/31/2004                                         6.99       (0.01)(a)       0.60 (a)       0.59          --
        12/31/2003                                         5.37       (0.02)(a)       1.64 (a)       1.62          --
        12/31/2002                                         7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
        02/12/2001 to 12/31/2001 (f)                      10.00          --+(a)      (2.60)(a)     (2.60)          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------
        Class E
        12/31/2004                                         6.99              --       0.60 (a)       0.60
        04/17/2003 to 12/31/2003 (g)                       5.65       (0.01)(a)       1.35 (a)       1.34          --
-----------------------------------------             ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       MET/AIM MID CAP CORE EQUITY PORTFOLIO          -------------
        Class A
        12/31/2004                                       $    --
        12/31/2003                                        (0.10)
        01/02/2002 to 12/31/2002 (b)                      (0.01)
-----------------------------------------             -------------
        Class B
        12/31/2004                                            --
        12/31/2003                                        (0.10)
        12/31/2002                                        (0.01)
        10/09/2001 to 12/31/2001 (c)                          --
-----------------------------------------             -------------
        Class E
        12/31/2004                                            --
        12/31/2003                                        (0.10)
        04/01/2002 to 12/31/2002 (d)                      (0.01)
-----------------------------------------             -------------
       MET/AIM SMALL CAP GROWTH PORTFOLIO             -------------
        Class A
        12/31/2004                                       $    --
        12/31/2003                                            --
        01/02/2002 to 12/31/2002 (b)                          --
-----------------------------------------             -------------
        Class B
        12/31/2004                                            --
        12/31/2003                                            --
        12/31/2002                                            --
        10/09/2001 to 12/31/2001 (c)                          --
-----------------------------------------             -------------
        Class E
        12/31/2004                                            --
        12/31/2003                                            --
        04/01/2002 to 12/31/2002 (d)                          --
-----------------------------------------             -------------
       GOLDMAN SACHS MID-CAP VALUE PORTFOLIO          -------------
        Class A
        05/01/2004 to 12/31/2004 (e)                     $(0.11)
-----------------------------------------             -------------
        Class B
        05/01/2004 to 12/31/2004 (e)                      (0.11)
-----------------------------------------             -------------
       HARRIS OAKMARK INTERNATIONAL PORTFOLIO         -------------
        Class A
        12/31/2004                                       $    --
        12/31/2003                                        (0.03)
        01/02/2002 to 12/31/2002 (b)                          --
-----------------------------------------             -------------
        Class B
        12/31/2004                                            --
        12/31/2003                                        (0.03)
        12/31/2002                                            --
        10/09/2001 to 12/31/2001 (c)                      (0.12)
-----------------------------------------             -------------
        Class E
        12/31/2004                                            --
        12/31/2003                                        (0.03)
        04/01/2002 to 12/31/2002 (d)                          --
-----------------------------------------             -------------
       JANUS AGGRESSIVE GROWTH PORTFOLIO              -------------
        Class A
        12/31/2004                                       $    --
        12/31/2003                                            --
        01/02/2002 to 12/31/2002 (b)                          --
-----------------------------------------             -------------
        Class B
        12/31/2004                                            --
        12/31/2003                                            --
        12/31/2002                                            --
        02/12/2001 to 12/31/2001 (f)                          --
-----------------------------------------             -------------
        Class E
        12/31/2004
        04/17/2003 to 12/31/2003 (g)                          --
-----------------------------------------             -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO  RATIO OF      RATIO OF NET
                                                    RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES **   REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
    $   --     $14.13      14.60%        $ 58.8        0.85%          N/A      0.83%(h)         0.59%         90.7%
    (0.11)      12.33       26.42           4.5         0.93        0.92%       0.96(h)          0.10          36.2
    (0.01)       9.85     (10.18)           4.2        0.90*        0.86*         1.64*         0.26*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      14.05       14.32         211.0         1.08          N/A       1.03(h)          0.16          90.7
    (0.10)      12.29       26.03         211.8         1.19         1.19       1.15(h)        (0.08)          36.2
    (0.01)       9.83     (10.73)          32.8         1.15         1.12          1.91            --          37.1
    (0.01)      11.02       10.26           4.5        1.15*          N/A         7.18*       (0.06)*          18.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      14.10       14.45          30.5         0.98          N/A       0.94(h)          0.29          90.7
    (0.10)      12.32       26.35          19.8         1.09         1.08       1.07(h)          0.02          36.2
    (0.01)       9.84     (15.17)           4.3        1.05*        1.02*         1.75*         0.13*          37.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
    $   --     $12.84       6.73%        $ 92.5        1.03%          N/A      1.02%(h)       (0.74)%         94.9%
        --      12.03       39.08           6.2         1.04          N/A          1.16        (0.78)          29.8
        --       8.65     (27.00)           6.7        1.05*       1.03%*         2.10*       (0.64)*         19.50
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      12.74        6.43         309.7         1.29          N/A       1.23(h)        (1.03)          94.9
        --      11.97       38.86         206.3         1.30          N/A          1.36        (1.04)          29.8
        --       8.62     (27.50)          47.1         1.30         1.28          2.32        (0.87)          19.5
        --      11.89       18.90           7.6        1.30*          N/A         5.22*       (0.92)*           5.1
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      12.80        6.58          12.4         1.18          N/A       1.13(h)        (0.93)          94.9
        --      12.01       39.00           8.6         1.20          N/A          1.25        (0.94)          29.8
        --       8.64     (25.13)           1.8        1.20*        1.18*         2.23*       (0.77)*          19.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
  $ (0.16)     $11.94      20.98%        $126.0       0.97%*          N/A        0.98%*        1.19%*         40.8%
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
    (0.14)      11.95       20.85         104.0        1.14*          N/A         1.14*         0.71*          40.8
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
    $   --     $14.36      20.80%        $276.4        1.04%          N/A      1.03%(h)         0.32%         11.3%
    (0.14)      11.89       35.36           8.4         1.16        1.15%       1.21(h)          0.80          22.1
    (0.01)       8.89     (17.64)           4.8        1.10*        1.08*         2.49*         0.68*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      14.27       20.52         483.9         1.23          N/A       1.22(h)          1.27          11.3
    (0.13)      11.84       34.96         288.0         1.43         1.43       1.33(h)          0.17          22.1
    (0.01)       8.87     (18.09)          17.9         1.35         1.31          2.64          0.15          82.0
    (0.13)      10.84        9.69           5.8        1.35*          N/A         5.69*       (0.07)*          22.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --      14.30       20.69          75.5         1.14          N/A       1.12(h)          1.31          11.3
    (0.13)      11.85       35.14          23.6         1.33         1.33       1.24(h)          0.24          22.1
    (0.01)       8.87     (16.99)           1.5        1.25*        1.22*         2.42*       (0.16)*          82.0
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
   $    --     $ 7.65       8.82%        $250.8        0.90%          N/A      0.85%(h)         0.15%        104.7%
        --       7.03       30.91          19.9         0.89        0.89%       0.90(h)        (0.09)          91.5
   (0.00)+       5.37     (27.78)           2.7         0.85         0.77          1.43          0.11          92.7
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --       7.58        8.44         339.5         1.15          N/A       1.08(h)        (0.11)         104.7
        --       6.99       30.90         252.6         1.14         1.13       1.18(h)        (0.37)          91.5
   (0.00)+       5.34     (27.83)          46.8         1.10         1.00          1.69        (0.18)          92.7
        --       7.40     (26.00)          15.2        1.10*          N/A         4.03*       (0.11)*          98.4
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------
        --       7.59        8.58           5.5         1.05          N/A       0.98(h)        (0.05)         104.7
        --       6.99       23.72           4.1        1.10*        1.05*      1.04*(h)       (0.26)*          91.5
----------    --------- ------------ -------------- ----------- ------------ ------------- -------------- -------------

(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--02/12/2001.
(g) Commencement of operations--04/17/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT AMERICA'S VALUE PORTFOLIO            ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                         $11.80      $ 0.38 (a)     $ 1.73 (a)    $  2.11    $(0.24)
      05/01/2003 to 12/31/2003 (b)                        10.00        0.28 (a)       1.81 (a)       2.09     (0.19)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT BOND DEBENTURE PORTFOLIO             ------------ -------------- -------------- ---------- ----------
      Class A
      12/31/2004                                         $12.04      $ 0.70 (a)     $ 0.31 (a)    $  1.01    $(0.42)
      12/31/2003                                          10.24        0.73 (a)       1.27 (a)       2.00     (0.20)
      12/31/2002                                          11.22        0.77 (a)      (0.79)(a)     (0.02)     (0.96)
      12/31/2001                                          11.75        0.90 (a)      (0.48)(a)       0.42     (0.95)
      12/31/2000                                          12.48            1.00         (0.90)       0.10     (0.83)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                          11.97        0.69 (a)       0.29 (a)       0.98     (0.41)
      12/31/2003                                          10.21        0.69 (a)       1.46 (a)       2.15     (0.20)
      12/31/2002                                          11.20        0.72 (a)      (0.76)(a)     (0.04)     (0.95)
      03/22/2001 to 12/31/2001 (c)                        12.03        0.64 (a)      (0.52)(a)       0.12     (0.95)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class E
      12/31/2004                                          12.00        0.70 (a)       0.29 (a)       0.99     (0.42)
      12/31/2003                                          10.22        0.70 (a)       1.28 (a)       1.98     (0.20)
      04/01/2002 to 12/31/2002 (d)                        11.27        0.53 (a)      (0.62)(a)     (0.09)     (0.96)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          ------------ -------------- -------------- ---------- ----------
      Class A
      12/31/2004                                         $24.41      $ 0.33 (a)     $ 2.82 (a)    $  3.15    $(0.12)
      12/31/2003                                          18.86        0.23 (a)       5.56 (a)       5.79     (0.24)
      12/31/2002                                          25.05        0.21 (a)      (4.67)(a)     (4.46)     (0.21)
      12/31/2001                                          26.82        0.25 (a)      (1.80)(a)     (1.55)     (0.22)
      12/31/2000                                          24.07              --           3.26       3.26     (0.28)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                          24.29        0.27 (a)       2.80 (a)       3.07     (0.09)
      12/31/2003                                          18.78        0.18 (a)       5.54 (a)       5.72     (0.21)
      12/31/2002                                          25.01        0.17 (a)      (4.67)(a)     (4.50)     (0.21)
      03/22/2001 to 12/31/2001 (c)                        23.59        0.13 (a)       1.51 (a)       1.64     (0.22)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------
      Class A
      12/31/2004                                         $ 9.24      $(0.04)(a)     $ 1.23 (a)    $  1.19    $    --
      12/31/2003                                           6.78       (0.05)(a)       2.51 (a)       2.46         --
      12/31/2002                                           8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
      05/01/2001 to 12/31/2001 (e)                         9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                           9.16       (0.06)(a)       1.20 (a)       1.14         --
      12/31/2003                                           6.75       (0.07)(a)       2.48 (a)       2.41         --
      12/31/2002                                           8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
      02/12/2001 to 12/31/2001 (f)                        10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              ------------ -------------- -------------- ---------- ----------
      Class A
      12/31/2004                                         $17.80      $ 0.17 (a)     $ 4.25 (a)    $  4.42    $(0.10)
      12/31/2003                                          14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
      12/31/2002                                          16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
      12/31/2001                                          16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
      12/31/2000                                          11.17        0.08 (a)           5.79       5.87     (0.04)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
      Class B
      12/31/2004                                          17.70        0.12 (a)       4.22 (a)       4.34     (0.08)
      12/31/2003                                          14.35        0.11 (a)       3.60 (a)       3.71     (0.09)
      12/31/2002                                          16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
      04/03/2001 to 12/31/2001 (g)                        16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT AMERICA'S VALUE PORTFOLIO            -------------
      Class B
      12/31/2004                                         $(0.12)
      05/01/2003 to 12/31/2003 (b)                        (0.10)
-------------------------------------                 -------------
     LORD ABBETT BOND DEBENTURE PORTFOLIO             -------------
      Class A
      12/31/2004                                         $    --
      12/31/2003                                              --
      12/31/2002                                              --
      12/31/2001                                              --
      12/31/2000                                              --
-------------------------------------                 -------------
      Class B
      12/31/2004                                              --
      12/31/2003                                          (0.19)
      12/31/2002                                              --
      03/22/2001 to 12/31/2001 (c)                            --
-------------------------------------                 -------------
      Class E
      12/31/2004                                              --
      12/31/2003                                              --
      04/01/2002 to 12/31/2002 (d)                            --
-------------------------------------                 -------------
     LORD ABBETT GROWTH AND INCOME PORTFOLIO          -------------
      Class A
      12/31/2004                                         $    --
      12/31/2003                                              --
      12/31/2002                                          (1.52)
      12/31/2001                                              --
      12/31/2000                                          (0.23)
-------------------------------------                 -------------
      Class B
      12/31/2004                                              --
      12/31/2003                                              --
      12/31/2002                                          (1.52)
      03/22/2001 to 12/31/2001 (c)                            --
-------------------------------------                 -------------
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------
      Class A
      12/31/2004                                         $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (e)                            --
-------------------------------------                 -------------
      Class B
      12/31/2004                                              --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (f)                            --
-------------------------------------                 -------------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              -------------
      Class A
      12/31/2004                                         $(0.48)
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      12/31/2001                                          (1.48)
      12/31/2000                                          (0.08)
-------------------------------------                 -------------
      Class B
      12/31/2004                                          (0.48)
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      04/03/2001 to 12/31/2001 (g)                        (1.48)
-------------------------------------                 -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2003.
(c) Commencement of operations--03/22/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO  RATIO OF      RATIO OF NET
                                                   RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES **   REIMBURSEMENT NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.36)     $13.55       17.73%     $   35.5       1.09%         N/A          1.59%         3.03%        31.2%
    (0.29)      11.80        21.05          9.0       1.05*         N/A          3.44*         3.78*         56.2
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.42)     $12.63        8.43%     $  520.3       0.63%         N/A           N/A%         5.65%        39.8%
    (0.20)      12.04        19.52        234.6        0.70         N/A        0.67(h)          6.52         36.9
    (0.96)      10.24       (0.39)        202.1        0.70         N/A           0.77          7.43         45.8
    (0.95)      11.22         3.76        154.2        0.72         N/A           0.75          7.76         66.2
    (0.83)      11.75         0.87        155.2        0.85         N/A           0.86          7.78         64.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.41)      12.54         8.17        776.0        0.88         N/A            N/A          5.61         39.8
    (0.39)      11.97        19.15        758.2        0.96         N/A        0.91(h)          6.11         36.9
    (0.95)      10.21       (0.57)        197.4        0.95         N/A           1.05          7.12         45.8
    (0.95)      11.20         1.17         31.8       0.95*         N/A          0.98*         7.38*         66.2
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.42)      12.57         8.24         35.2        0.78         N/A            N/A          5.67         39.8
    (0.20)      12.00        19.35         22.8        0.86         N/A        0.81(h)          6.10         36.9
    (0.96)      10.22    (1.03)(c)          2.5       0.85*         N/A          0.98*         7.12*         45.8
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.12)     $27.44       12.92%     $1,867.5       0.57%         N/A       0.56%(h)         1.30%        29.7%
    (0.24)      24.41        31.06      1,167.7        0.62       0.61%        0.62(h)          1.13         37.0
    (1.73)      18.86      (17.95)        890.2        0.65        0.63           0.67          0.94         55.4
    (0.22)      25.05       (5.77)      1,205.5        0.64         N/A           0.64          1.04         69.7
    (0.51)      26.82        14.68        944.6        0.70         N/A            N/A          1.32         51.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.09)      27.27        12.65      1,282.3        0.82         N/A        0.80(h)          1.08         29.7
    (0.21)      24.29        30.73      1,081.0        0.86        0.86        0.86(h)          0.87         37.0
    (1.73)      18.78      (18.12)        337.3        0.90        0.88           0.93          0.78         55.4
    (0.22)      25.01         6.96         98.7       0.89*         N/A          0.89*         0.72*         69.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
     $  --     $10.43       12.76%     $   26.5       0.90%         N/A          0.95%       (0.43)%        99.5%
        --       9.24        36.43         27.6        0.90         N/A           1.04        (0.57)        119.0
        --       6.78      (24.25)          3.8        0.85         N/A           1.69        (0.52)         89.6
        --       8.95       (6.58)          0.9       0.85*         N/A          5.19*       (0.54)*         89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
        --      10.30        12.45         36.0        1.15         N/A           1.20        (0.66)         99.5
        --       9.16        35.70         27.6        1.14         N/A           1.39        (0.83)        119.0
        --       6.75      (24.41)         13.7        1.10         N/A           1.98        (0.77)         89.6
        --       8.93      (10.70)          8.4       1.10*         N/A          5.44*       (0.78)*         89.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
   $(0.58)     $21.64       24.82%     $  125.1       0.78%         N/A            N/A         0.86%        19.7%
    (0.38)      17.80        26.15         90.8        0.83         N/A        0.82(h)          0.98         18.8
    (0.68)      14.41       (9.31)         74.0        0.89       0.89%           0.90          1.04         29.0
    (1.56)      16.64         8.10         75.1        0.92         N/A           0.94          0.86         40.0
    (0.12)      16.92        52.87         60.0        1.26         N/A            N/A          0.79         66.4
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
    (0.56)      21.48        24.50        179.1        1.03         N/A            N/A          0.60         19.7
    (0.36)      17.70        25.87        100.0        1.08         N/A        1.06(h)          0.73         18.8
    (0.68)      14.35       (9.58)         51.6        1.14        1.14           1.16          0.83         29.0
    (1.56)      16.62        11.33         16.9       1.15*         N/A          1.17*         0.68*         40.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--02/12/2001.
(g) Commencement of operations--04/03/2001.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                                      VALUE                    UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                                      BEGINNING NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: OF PERIOD INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
       METLIFE AGGRESSIVE STRATEGY PORTFOLIO          --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.08 (a)    $  0.64 (a)    $  0.72    $(0.03)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       METLIFE BALANCED STRATEGY PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.28 (a)    $  0.14 (a)    $  0.42    $(0.11)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       METLIFE DEFENSIVE STRATEGY PORTFOLIO           --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.42 (a)    $ (0.29)(a)    $  0.13    $(0.18)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       METLIFE GROWTH STRATEGY PORTFOLIO              --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.19 (a)    $  0.44 (a)    $  0.63    $(0.07)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       METLIFE MODERATE STRATEGY PORTFOLIO            --------- -------------- -------------- ---------- ---------- -------------

        Class B
        11/04/2004 to 12/31/2004 (b)                   $10.00     $ 0.36 (a)    $ (0.11)(a)    $  0.25    $(0.14)      $    --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       MFS RESEARCH INTERNATIONAL PORTFOLIO           --------- -------------- -------------- ---------- ---------- -------------

        Class A
        12/31/2004                                     $ 9.81     $ 0.08 (a)    $  1.85 (a)    $  1.93    $    --      $(0.02)
        12/31/2003                                       7.49       0.06 (a)       2.34 (a)       2.40     (0.08)           --
        12/31/2002                                       8.48       0.06 (a)      (1.04)(a)     (0.98)     (0.01)           --
        05/01/2001 to 12/31/2001 (c)                     9.55      (0.01)(a)      (1.04)(a)     (1.05)     (0.02)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class B
        12/31/2004                                       9.79       0.05 (a)       1.86 (a)       1.91         --       (0.02)
        12/31/2003                                       7.47       0.05 (a)       2.33 (a)       2.38     (0.06)           --
        12/31/2002                                       8.48       0.03 (a)      (1.03)(a)     (1.00)     (0.01)           --
        02/12/2001 to 12/31/2001 (d)                    10.00       0.01 (a)      (1.52)(a)     (1.51)     (0.01)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class E
        12/31/2004                                       9.80       0.07 (a)       1.85 (a)       1.92         --       (0.02)
        12/31/2003                                       7.48       0.05 (a)       2.34 (a)       2.39     (0.07)           --
        12/31/2002                                       8.48       0.03 (a)      (1.02)(a)     (0.99)     (0.01)           --
        10/31/2001 to 12/31/2001 (e)                     8.15      (0.01)(a)       0.35 (a)       0.34     (0.01)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       MONEY MARKET PORTFOLIO                         --------- -------------- -------------- ---------- ---------- -------------

        Class A
        12/31/2004                                     $ 1.00     $ 0.01 (a)    $        --    $  0.01    $(0.01)      $    --
        12/31/2003                                       1.00       0.01 (a)         (0.01)         --         --           --
        01/02/2002 to 12/31/2002 (f)                     1.00       0.02 (a)     (0.01)+(a)       0.01     (0.01)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class B
        12/31/2004                                       1.00       0.01 (a)             --       0.01     (0.01)           --
        12/31/2003                                       1.00             --             --         --         --           --
        12/31/2002                                       1.00       0.01 (a)         --+(a)       0.01     (0.01)           --
        02/12/2001 to 12/31/2001 (d)                     1.00       0.03 (a)         --+(a)       0.03     (0.03)           --
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------
       NEUBERGER BERMAN REAL ESTATE PORTFOLIO         --------- -------------- -------------- ---------- ---------- -------------

        Class A
        05/01/2004 to 12/31/2004 (g)                   $10.00     $ 0.55 (a)    $  2.42 (a)    $  2.97    $(0.22)      $(0.28)
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class B
        05/01/2004 to 12/31/2004 (g)                    10.00       0.26 (a)       2.69 (a)       2.95     (0.20)       (0.28)
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

        Class E
        05/01/2004 to 12/31/2004 (g)                    10.00       0.33 (a)       2.64 (a)       2.97     (0.22)       (0.28)
--------------------------------------------          --------- -------------- -------------- ---------- ---------- -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--11/04/2004.
(c) Commencement of operations--05/01/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO  RATIO OF      RATIO OF NET
                                                   RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.03)     $10.69       7.15%      $  304.5      0.35%*         N/A         0.52%*        4.77%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.11)     $10.31       4.19%      $1,561.2      0.35%*         N/A         0.38%*       17.21%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.18)     $ 9.95       1.34%      $  129.8      0.35%*         N/A         0.71%*       26.11%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.07)     $10.56       6.30%      $1,379.4      0.35%*         N/A         0.39%*       11.59%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.14)     $10.11       2.55%      $  500.3      0.35%*         N/A         0.45%*       22.53%*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.02)     $11.72      19.72%      $  304.0       1.06%         N/A       0.94%(h)         0.75%             98.5%
    (0.08)       9.81       32.20          67.3        1.09       1.09%           1.11          0.68         99.0
    (0.01)       7.49     (11.52)           9.4        1.00        1.00           1.86          0.73        114.1
    (0.02)       8.48     (11.04)           3.7       1.00*        N/A*          5.08*       (0.01)*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.02)      11.68       19.56         396.0        1.32         N/A        1.18(h)          0.47         98.5
    (0.06)       9.79       32.04         186.0        1.33        1.33           1.39          0.56         99.0
    (0.01)       7.47     (11.80)          67.1        1.25        1.25           2.07          0.34        114.1
    (0.01)       8.48     (15.14)          14.7       1.25*        N/A*          5.33*         0.13*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.02)      11.70       19.64          11.3        1.22         N/A        1.09(h)          0.72         98.5
    (0.07)       9.80       32.09           6.9        1.23        1.23           1.28          0.59         99.0
    (0.01)       7.48     (11.65)           1.8        1.15        1.15           1.82          0.34        114.1
    (0.01)       8.48        4.22            --       1.15*        N/A*          5.23*       (1.02)*        133.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.01)     $ 1.00       0.83%      $    3.7       0.50%         N/A            N/A         0.87%          N/A
        --       1.00        0.68           5.3        0.50         N/A          0.50%          0.62          N/A
    (0.01)       1.00        1.31            --       0.50*         N/A           0.51          1.57          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.01)       1.00        0.60         140.8        0.75         N/A            N/A         0.62*          N/A
        --       1.00        0.43         169.4        0.74         N/A           0.74          0.42          N/A
    (0.01)       1.00        1.09         128.5        0.75         N/A           0.86          1.04          N/A
    (0.03)       1.00        2.82          26.5       0.75*         N/A          2.42*         2.37*          N/A
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.50)     $12.47      29.73%      $   77.1      0.84%*         N/A         0.84%*         6.76*             52.3%
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.48)      12.47       29.55         167.2       0.98*         N/A          0.98*         3.45*         52.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.50)      12.47       29.69          20.9       0.91*         N/A          0.91*         4.19*         52.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--02/12/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--01/02/2002.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $ 8.33      $ 0.07 (a)     $ 0.47 (a)    $  0.54    $(0.06)
       12/31/2003                                          6.47        0.01 (a)       1.85 (a)       1.86         --
       01/02/2002 to 12/31/2002 (b)                        8.57        0.01+(a)      (2.11)(a)     (2.10)      0.00+
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                          8.29        0.06 (a)       0.46 (a)       0.52     (0.05)
       12/31/2003                                          6.45              --       1.84 (a)       1.84         --
       12/31/2002                                          8.57          --+(a)      (2.12)(a)     (2.12)      0.00+
       02/12/2001 to 12/31/2001 (c)                       10.00          --+(a)      (1.43)(a)     (1.43)        --+
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $10.29      $ 0.16 (a)     $ 0.81 (a)    $  0.97    $(0.11)
       05/01/2003 to 12/31/2003 (d)                       10.00        0.07 (a)       0.47 (a)       0.54     (0.04)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                         10.29        0.08 (a)       0.84 (a)       0.92     (0.07)
       05/01/2003 to 12/31/2003 (d)                       10.00        0.07 (a)       0.46 (a)       0.53     (0.03)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     PIMCO PEA INNOVATION PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $ 4.83      $(0.02)(a)     $(0.19)(a)    $(0.21)    $    --
       12/31/2003                                          3.06       (0.04)(a)       1.81 (a)       1.77         --
       12/31/2002                                          6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
       05/01/2001 to 12/31/2001 (e)                        8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                          4.79       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.04       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
       02/12/2001 to 12/31/2001 (c)                       10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2004                                          4.80       (0.02)(a)      (0.19)(a)     (0.21)         --
       12/31/2003                                          3.05       (0.05)(a)       1.80 (a)       1.75         --
       12/31/2002                                          6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
       10/31/2001 to 12/31/2001 (f)                        5.24       (0.01)(a)       0.94 (a)       0.93         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $11.61      $ 0.20 (a)     $ 0.40 (a)    $  0.60    $(0.81)
       12/31/2003                                         11.34        0.28 (a)       0.23 (a)       0.51     (0.13)
       12/31/2002                                         10.35        0.33 (a)       0.66 (a)       0.99         --
       05/01/2001 to 12/31/2001 (e)                       10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                         11.54        0.19 (a)       0.38 (a)       0.57     (0.79)
       12/31/2003                                         11.29        0.24 (a)       0.25 (a)       0.49     (0.13)
       12/31/2002                                         10.33        0.31 (a)       0.65 (a)       0.96         --
       02/12/2001 to 12/31/2001 (c)                       10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2004                                         11.56        0.21 (a)       0.37 (a)       0.58     (0.80)
       12/31/2003                                         11.30        0.23 (a)       0.27 (a)       0.50     (0.13)
       12/31/2002                                         10.33        0.33 (a)       0.64 (a)       0.97         --
       10/31/2001 to 12/31/2001 (f)                       10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

       Class A
       12/31/2004                                        $(0.45)
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (b)                           --
------------------------------------                  -------------

       Class B
       12/31/2004                                         (0.45)
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
------------------------------------                  -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

       Class A
       12/31/2004                                        $(0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
------------------------------------                  -------------

       Class B
       12/31/2004                                         (0.51)
       05/01/2003 to 12/31/2003 (d)                       (0.21)
------------------------------------                  -------------
     PIMCO PEA INNOVATION PORTFOLIO                   -------------

       Class A
       12/31/2004                                        $   --+
       12/31/2003                                             --
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (e)                           --
------------------------------------                  -------------

       Class B
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
------------------------------------                  -------------

       Class E
       12/31/2004                                            --+
       12/31/2003                                             --
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (f)                           --
------------------------------------                  -------------
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

       Class A
       12/31/2004                                        $    --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       05/01/2001 to 12/31/2001 (e)                       (0.15)
------------------------------------                  -------------

       Class B
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                       (0.15)
------------------------------------                  -------------

       Class E
       12/31/2004                                             --
       12/31/2003                                         (0.11)
       12/31/2002                                             --
       10/31/2001 to 12/31/2001 (f)                       (0.04)
------------------------------------                  -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO  RATIO OF      RATIO OF NET
                                                   RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.51)     $ 8.36       6.70%      $  298.0       0.68%         N/A       0.69%(g)         0.90%          65.3%
        --       8.33       28.75           0.2        0.72       0.72%        0.75(g)          0.07          36.6
      0.00       6.47     (24.47)           0.7        0.75         N/A           0.99          0.17          20.6
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.50)       8.31        6.40         634.6        0.95         N/A        0.91(g)         0.67*          65.3
        --       8.29       28.53         551.0        0.99        0.99        0.98(g)        (0.03)          36.6
      0.00       6.45     (24.73)         122.4        1.00         N/A           1.22        (0.02)          20.6
        --       8.57     (14.27)          26.9       1.00*         N/A          3.21*         0.04*          29.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.62)     $10.64       9.41%      $  331.3       0.62%         N/A            N/A         1.39%       1,173.9%
    (0.25)      10.29        5.47           1.1       0.70*         N/A          0.74%         0.72*         935.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.58)      10.63        8.99         502.3        0.81         N/A            N/A          0.73       1,173.9
    (0.24)      10.29        5.35         366.2       0.84*         N/A          0.84*         0.64*         935.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

     $  --     $ 4.62     (4.28)%      $   81.8       0.96%         N/A            N/A       (0.45)%         173.0%
        --       4.83       57.84          47.2        1.10       1.04%          1.26%        (0.89)         313.0
        --       3.06     (50.49)          13.0        1.10        1.04           1.73        (0.90)         227.2
        --       6.18     (23.33)          16.1       1.10*         N/A          3.97*       (0.90)*         346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.58      (4.31)         100.2        1.21         N/A            N/A        (0.57)         173.0
        --       4.79       57.57          64.8        1.35        1.29           1.52        (1.14)         313.0
        --       3.04     (50.65)          15.2        1.35        1.27           1.96        (1.13)         227.2
        --       6.16     (38.40)           9.6       1.35*         N/A          4.21*       (1.01)*         346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       4.59      (4.30)          20.3        1.10         N/A            N/A        (0.55)         173.0
        --       4.80       57.88          15.5        1.25        1.22           1.37        (1.07)         313.0
        --       3.05     (50.57)           1.2        1.25        1.12           1.83        (0.97)         227.2
        --       6.17       17.75            --       1.25*         N/A          4.11*       (1.18)*         346.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.81)     $11.40       5.25%      $  578.0       0.57%         N/A            N/A         1.69%         416.0%
    (0.24)      11.61        4.53         194.5        0.59         N/A        0.57(g)          2.43         547.1
        --      11.34        9.57         155.0        0.65         N/A        0.64(g)          3.06         474.4
    (0.35)      10.35        6.68          59.1       0.65*         N/A          1.15*         3.76*         346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.79)      11.32        4.98       1,028.5        0.81         N/A            N/A          1.66         416.0
    (0.24)      11.54        4.53         893.8        0.83         N/A        0.82(g)          2.07         547.1
        --      11.29        9.29         427.7        0.90         N/A        0.90(g)          2.85         474.4
    (0.33)      10.33        6.68          46.2       0.90*         N/A          1.40*         3.48*         346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.80)      11.34        5.06         146.6        0.71         N/A            N/A          1.76         416.0
    (0.24)      11.56        4.44         119.3        0.73         N/A        0.71(g)          2.02         547.1
        --      11.30        9.39          29.2        0.80         N/A        0.80(g)          3.00         474.4
    (0.13)      10.33      (1.81)           0.1       0.80*         N/A          1.30*         3.71*         346.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $11.92      $ 0.04 (a)     $ 2.17 (a)    $  2.21    $    --
       12/31/2003                                          9.26        0.01 (a)       2.65 (a)       2.66         --
       12/31/2002                                         11.74         -- +(a)      (2.47)(a)     (2.47)     (0.01)
       12/31/2001                                         14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
       12/31/2000                                         17.27        0.02 (a)         (1.78)     (1.76)        --+
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                         11.84        0.01 (a)       2.16 (a)       2.17         --
       12/31/2003                                          9.23       (2.00)(a)       4.61 (a)       2.61         --
       12/31/2002                                         11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
       04/03/2001 to 12/31/2001 (b)                       12.25          --+(a)       1.35 (a)       1.35     (0.02)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $11.62      $ 0.16 (a)     $ 2.96 (a)    $  3.12    $(0.08)
       12/31/2003                                          8.29        0.05 (a)       3.39 (a)       3.44     (0.04)
       05/01/2002 to 12/31/2002 (c)                       10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                         11.61        0.06 (a)       3.02 (a)       3.08     (0.04)
       12/31/2003                                          8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
       05/01/2002 to 12/31/2002 (c)                       10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       12/31/2004                                        $ 6.39      $(0.03)(a)     $ 1.19 (a)    $  1.16    $    --
       12/31/2003                                          4.66       (0.02)(a)       1.75 (a)       1.73         --
       12/31/2002                                          8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
       05/01/2001 to 12/31/2001 (d)                        9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       12/31/2004                                          6.34       (0.05)(a)       1.18 (a)       1.13         --
       12/31/2003                                          4.64       (0.04)(a)       1.74 (a)       1.70         --
       12/31/2002                                          8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
       02/12/2001 to 12/31/2001 (e)                       10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class E
       12/31/2004                                          6.36       (0.04)(a)       1.18 (a)       1.14         --
       12/31/2003                                          4.65       (0.03)(a)       1.74 (a)       1.71         --
       12/31/2002                                          8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
       10/31/2001 to 12/31/2001 (f)                        7.42       (0.01)(a)       0.95 (a)       0.94         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------
     TURNER MID-CAP GROWTH PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
       05/01/2004 to 12/31/2004 (g)                      $10.00      $(0.03)(a)     $ 1.26 (a)    $  1.23    $    --
------------------------------------                  ------------ -------------- -------------- ---------- ----------

       Class B
       05/01/2004 to 12/31/2004 (g)                       10.00       (0.05)(a)       1.27 (a)       1.22         --
------------------------------------                  ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

       Class A
       12/31/2004                                        $    --
       12/31/2003                                             --
       12/31/2002                                             --
       12/31/2001                                         (1.86)
       12/31/2000                                         (0.69)
------------------------------------                  -------------

       Class B
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                             --
       04/03/2001 to 12/31/2001 (b)                       (1.86)
------------------------------------                  -------------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           -------------

       Class A
       12/31/2004                                        $(0.28)
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (c)                       (0.01)
------------------------------------                  -------------

       Class B
       12/31/2004                                         (0.28)
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (c)                       (0.01)
------------------------------------                  -------------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           -------------

       Class A
       12/31/2004                                        $    --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       05/01/2001 to 12/31/2001 (d)                           --
------------------------------------                  -------------

       Class B
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       02/12/2001 to 12/31/2001 (e)                           --
------------------------------------                  -------------

       Class E
       12/31/2004                                             --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       10/31/2001 to 12/31/2001 (f)                           --
------------------------------------                  -------------
     TURNER MID-CAP GROWTH PORTFOLIO                  -------------

       Class A
       05/01/2004 to 12/31/2004 (g)                      $    --
------------------------------------                  -------------

       Class B
       05/01/2004 to 12/31/2004 (g)                           --
------------------------------------                  -------------

* Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2002.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO  RATIO OF      RATIO OF NET
                                                   RATIO OF    AVERAGE NET  EXPENSES TO   INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE TO AVERAGE    PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT NET ASSETS    TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    $   --     $14.13        18.54%     $ 46.9        1.19%         N/A            N/A         0.34%        84.5%
        --      11.92         28.73       50.0         1.25       1.25%            N/A          0.08        231.2
    (0.01)       9.26       (21.05)       47.1         1.20        1.20            N/A          0.01         77.6
    (1.88)      11.74        (8.42)       76.8         1.09         N/A            N/A          0.14         79.9
    (0.69)      14.82       (10.55)       97.9         1.03         N/A            N/A          0.17        107.1
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      14.01         18.33        4.0         1.45         N/A            N/A          0.12         84.5
        --      11.84         28.28        2.9         1.50        1.50            N/A        (0.20)        231.2
    (0.01)       9.23       (21.19)        2.1         1.47        1.47            N/A        (0.23)         77.6
    (1.88)      11.72         10.61        0.9        1.40*         N/A            N/A       (0.10)*         79.9
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

   $(0.36)     $14.38        26.81%     $206.3        0.87%         N/A            N/A         1.12%        11.3%
    (0.11)      11.62         41.52        6.2         0.93         N/A       0.92%(h)          0.54         14.6
    (0.03)       8.29    (16.78)(d)        4.2        0.95*         N/A          2.07*         0.75*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    (0.32)      14.37         26.50      435.5         1.07         N/A            N/A          0.46         11.3
    (0.10)      11.61         41.41      307.9         1.18         N/A        1.13(h)          0.49         14.6
    (0.03)       8.28       (16.90)       33.4        1.20*         N/A          1.69*         0.80*          8.0
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    $   --     $ 7.55        18.15%     $145.7        0.83%         N/A       0.90%(h)       (0.41)%        51.7%
        --       6.39         37.12       34.8         0.91       0.83%        0.92(h)        (0.37)         56.5
    (0.03)       4.66       (44.00)       16.0         0.80        0.73           1.10        (0.34)        157.2
        --       8.37       (14.24)       13.5        0.80*        N/A*          2.35*       (0.35)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       7.47         17.82      345.0         1.07         N/A        1.16(h)        (0.69)         51.7
        --       6.34         36.64      307.7         1.18        1.12        1.16(h)        (0.64)         56.5
    (0.03)       4.64       (44.04)       62.6         1.05        0.96           1.41        (0.54)        157.2
        --       8.34       (16.60)       23.4        1.05*        N/A*          2.60*       (0.53)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --       7.50         17.92       21.5         0.97         N/A        1.05(h)        (0.57)         51.7
        --       6.36         36.77       10.8         1.08        1.01        1.06(h)        (0.54)         56.5
    (0.03)       4.65       (44.05)        2.1         0.95        0.84           1.34        (0.38)        157.2
        --       8.36         12.67         --        0.95*        N/A*          2.49*       (0.70)*         86.3
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

    $   --     $11.23        12.30%     $ 76.5       0.91%*         N/A         0.91%*      (0.42)%*       101.7%
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

        --      11.22         12.20       79.7        1.10*         N/A          1.10*       (0.72)*        101.7
----------    --------- ------------ ------------- ----------- ------------ ------------- ------------- -------------

(d) Commencement of operations--05/01/2001.
(e) Commencement of operations--02/12/2001.
(f) Commencement of operations--10/31/2001.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-six portfolios, three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of December 31, 2004, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio (commenced operations 5/1/2004), Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, MetLife Aggressive Strategy Portfolio (commenced operations 11/4/2004), MetLife Balanced Strategy Portfolio (commenced operations 11/4/2004), MetLife Defensive Strategy (commenced operations 11/4/2004), MetLife Growth Strategy (commenced operations 11/4/2004), MetLife Moderate Strategy (commenced operations 11/4/2004), MFS Research International Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), Neuberger Berman Real Estate Portfolio (commenced operations 5/1/2004), Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Turner Mid-Cap Growth Portfolio (commenced operations 5/1/2004).

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy Portfolio and Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett Bond Debenture Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, PIMCO PEA Innovation Portfolio, PIMCO Total Return Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid or ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio values its investments using amortized cost. The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

the close of the foreign market and before the Fund calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Met/AIM Small Cap Growth Portfolio and PIMCO Total Return Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2004, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                              Expiring   Expiring    Expiring    Expiring    Expiring
Portfolio                                           Total    12/31/2012 12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                        ----------- ---------- ----------- ----------- ----------- -----------

Janus Aggressive Growth Portfolio *              $ 5,222,567 $       -- $ 1,182,381 $ 4,040,186 $        -- $        --

Lord Abbett Bond Debenture Portfolio **           32,303,617         --  16,594,455          --   4,311,256  11,397,906

Lord Abbett Growth and Income Portfolio ***       56,681,066         --   9,173,099  28,690,142  18,817,825          --

Lord Abbett Growth Opportunities Portfolio ****   12,348,262         --   5,740,233   4,499,968   1,332,584     775,477

MFS Research International Portfolio *****        34,231,416         --   6,377,357  11,694,451  16,159,608          --

Oppenheimer Capital Appreciation Portfolio******   1,515,293         --          --          --   1,515,293          --

Met/Putnam Capital Opportunities Portfolio         6,299,347         --   6,299,347          --          --          --

Turner Mid-Cap Growth Portfolio                    3,440,415  3,440,415          --          --          --          --

* Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
** Lord Abbett Bond Debenture Portfolio acquired losses of $19,627,064 in the merger with Loomis High Yield Fund on April 26, 2002 which are subject to an annual limitation of $3,688,483
*** Lord Abbett Growth and Income Portfolio acquired losses of $61,902,713 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
**** Lord Abbett Growth Opportunities acquired losses of $13,507,053 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
***** MFS Research International Portfolio acquired losses of $37,816,349 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.
****** Oppenheimer Capital Appreciation acquired losses of $2,062,652 in the merger with Met/Putnam Research Portfolio on November 19, 2004 which are subject to a limitation of $547,359 in 2004.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the Money Market Portfolio which declares distributions daily and pays monthly).

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Money Market Portfolio, Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Money Market Portfolio and the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

I. SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - Among the strategic transactions into which the Janus Aggressive Growth Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments, A portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB issues a cash rebate to the Portfolio. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC. (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Neuberger Berman Management, Inc., OppenheimerFunds, Inc., Pacific Investment Management Company LLC (PIMCO), PEA Capital LLC, Putnam Investment Management, LLC, Third Avenue Management LLC, T. Rowe Price Associates, Inc. and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios. The five Met Life Strategy Portfolios are managed by the Manager.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                           Management Fees earned
                                             by Manager For the
                                                period ended
Portfolio                                    December 31, 2004    % per annum Average Daily Assets
---------                                  ---------------------- ----------- --------------------

Met/AIM Mid Cap Core Equity Portfolio           $ 1,976,021           0.75%   First $150 Million

                                                                      0.70%   Over $150 Million

Met/AIM Small Cap Growth Portfolio                3,190,382           0.90%   All

Goldman Sachs Mid-Cap Value*                        677,715           0.75%   First $200 Million

                                                                      0.70%   Over $200 Million

Harris Oakmark International Portfolio            4,799,579           0.85%   First $500 Million

                                                                      0.80%   Over $500 Million

Janus Aggressive Growth Portfolio                 3,367,260           0.80%   First $100 Million

                                                                      0.75%   Over $100 Million up to $500 Million

                                                                      0.70%   Over $500 Million

Lord Abbett America's Value Portfolio               127,243           0.65%   First $500 Million

                                                                      0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio              6,799,252           0.60%   First $500 Million

                                                                      0.55%   Over $500 Million

Lord Abbett Growth and Income Portfolio          13,624,840           0.60%   First $800 Million

                                                                      0.55%   Over $800 Million up to $1.5 Billion

                                                                      0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio          396,571           0.70%   First $200 Million

                                                                      0.65%   Over $200 Million up to $500 Million

                                                                     0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio               1,658,919           0.70%   First $200 Million

                                                                      0.65%   Over $200 Million up to $500 Million

                                                                     0.625%   Over $500 Million

MetLife Aggressive Strategy Portfolio**              19,094          0.100%   All

MetLife Balanced Strategy Portfolio**                97,618          0.100%   All

MetLife Defensive Strategy Portfolio**                8,957          0.100%   All

MetLife Growth Strategy Portfolio**                  86,163          0.100%   All

MetLife Moderate Strategy Portfolio**                31,850          0.100%   All

MFS Research International Portfolio              3,514,055           0.80%   First $200 Million

                                                                      0.75%   Over $200 Million up to $500 Million

                                                                      0.70%   Over $500 Million up to $1 Billion

                                                                      0.65%   Over $1 Billion

Money Market Portfolio                              767,884           0.40%   All

Neuberger Berman Real Estate Portfolio*             795,451           0.70%   First $200 Million

                                                                      0.65%   Over $200 Million to $750 Million

                                                                      0.55%   Over $750 Million

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                           Management Fees earned
                                             by Manager For the
                                                period ended
Portfolio                                    December 31, 2004    % per annum Average Daily Assets
---------                                  ---------------------- ----------- --------------------

Oppenheimer Capital Appreciation Portfolio       $4,327,515           0.65%   First $150 Million

                                                                     0.625%   Over $150 Million up to $300 Million

                                                                      0.60%   Over $300 Million up to $500 Million

                                                                      0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio          3,079,040           0.50%   All

PIMCO PEA Innovation Portfolio                    1,570,194           0.95%   All

PIMCO Total Return Portfolio                      6,936,055           0.50%   All

Met/Putnam Capital Opportunities Portfolio          426,296           0.85%   All

Third Avenue Small Cap Value Portfolio            3,556,948           0.75%   All

T. Rowe Price Mid-Cap Growth Portfolio            3,146,034           0.75%   All

Turner Mid-Cap Growth Portfolio*                    596,531           0.80%   First $300 Million

                                                                      0.70%   Over $300 Million

* For the period from 5/1/2004 (Commencement of operations) through 12/31/2004 ** For the period from 11/4/2004 (Commencement of operations) through 12/31/2004

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of December 31, 2004, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, New England Life Insurance Company, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2005 (excluding the Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                   Expenses Deferred in
-                                                              ----------------------------
                                                               2001  2002     2003    2004
-                                      Maximum Expense Ratio   ---- ------- -------- ------
                                       under current Expense    Subject to repayment until
                                        Limitation Agreement           December 31,
-                                     ----------------------   ----------------------------
Portfolio                             Class A Class B Class E  2006  2007     2008    2009
---------                             ------- ------- -------  ---- ------- -------- ------

Met/AIM Mid Cap Core Equity Portfolio  0.95%   1.20%   1.10%   $ -- $    -- $     -- $   --

Met/AIM Small Cap Growth Portfolio     1.05%   1.30%   1.20%     --  54,206  113,088     --

Goldman Sachs Mid-Cap Value Portfolio  0.95%   1.20%   1.10%**  N/A     N/A      N/A  5,969

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                                            Expenses Deferred in
-                                                                    ----------------------------------
                                                                       2001     2002     2003    2004
-                                            Maximum Expense Ratio   -------- -------- -------- -------
                                             under current Expense       Subject to repayment until
                                             Limitation Agreement               December 31,
-                                          -----------------------   ----------------------------------
Portfolio                                  Class A  Class B Class E    2006     2007     2008    2009
---------                                  -------  ------- -------  -------- -------- -------- -------

Harris Oakmark International Portfolio      1.20%    1.45%   1.35%   $     -- $     -- $     -- $    --

Janus Aggressive Growth Portfolio           0.90%    1.15%   1.05%         --   55,811       --      --

J.P. Morgan Quality Bond Portfolio*           N/A      N/A     N/A     76,548  162,747       --   4,093

Lord Abbett America's Value Portfolio       0.85%**  1.10%   1.00%**       --       --   76,985  98,677

Lord Abbett Bond Debenture Portfolio        0.75%    1.00%   0.90%         --       --       --      --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A     84,349  119,049   54,030      --

Lord Abbett Growth Opportunities Portfolio  0.90%    1.15%   1.05%**  175,679  124,154   78,081  29,476

MetLife Aggressive Strategy Portfolio       0.10%**  0.35%   0.25%**       --       --       --  32,989

MetLife Balanced Strategy Portfolio         0.10%**  0.35%   0.25%**       --       --       --  32,988

MetLife Defensive Strategy Portfolio        0.10%**  0.35%   0.25%**       --       --       --  32,988

MetLife Growth Strategy Portfolio           0.10%**  0.35%   0.25%**       --       --       --  32,988

MetLife Moderate Strategy Portfolio         0.10%**  0.35%   0.25%**       --       --       --  32,988

MFS Research International Portfolio        1.10%    1.35%   1.25%         --  274,896  185,166      --

Money Market Portfolio                        N/A      N/A     N/A    142,951   78,237   13,354      --

Neuberger Beman Real Estate Portfolio       0.90%    1.15%   1.05%        N/A      N/A      N/A   5,247

Oppenheimer Capital Appreciation
  Portfolio                                 0.75%    1.00%   0.90%**       --       --       --      --

PIMCO Inflation Protected Bond Portfolio    0.65%    0.90%   0.80%**       --       --       --      --

PIMCO PEA Innovation Portfolio              1.10%    1.35%   1.25%    219,301  171,885   69,246      --

Met/Putnam Research Portfolio*                N/A      N/A     N/A    176,669  152,623  118,946  61,004

Third Avenue Small Cap Value Portfolio      0.95%    1.20%   1.10%**       --       --       --      --

T. Rowe Price Mid-Cap Growth Portfolio      0.95%    1.20%   1.10%         --       --    2,646      --

Turner Mid-Cap Growth Portfolio             1.00%    1.25%   1.15%**      N/A      N/A      N/A   6,502

*Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12
** Class not offered 12/31/2004

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the Manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The following amounts were repaid to the Manager during 2004:


              Met/AIM Mid Cap Core Equity Portfolio      $122,843

              Met/AIM Small Cap Growth Portfolio          197,306

              Harris Oakmark International Portfolio       70,893

              Janus Aggressive Growth Portfolio           286,247

              Lord Abbett Growth and Income Portfolio     415,534

              MFS Research International Portfolio        617,855

              Oppenheimer Capital Appreciation Portfolio  239,658

              T. Rowe Price Mid-Cap Growth Portfolio      352,377

Certain Portfolios (detailed below) changed expense ratios effective May 1, 2004. These are the expense Ratio in effect prior to May 1, 2004.

        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Lord Abbett America's Value Portfolio     0.80%*  1.05%   0.95%*

        PIMCO Inflation Protected Bond Portfolio  0.70%   0.95%   0.85%*

        Third Avenue Small Cap Value Portfolio    1.00%   1.25%   1.15%*

        *Class not offered 12/31/2004

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of Metlife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended December 31, 2004 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

    Portfolio                              Affiliate             Commission
    ---------                              ---------             ----------

    Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.    $ 22,106

    Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.   111,718

                                           Neuberger Berman LLC        470

    Third Avenue Small Cap Value Portfolio M. J. Whitman LLC       722,205

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                            SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                            IN CONNECTION    THROUGH                    (DECREASE)
                                      BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                      SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
MET/AIM MID CAP CORE EQUITY PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                             362,141  3,992,888        --                --       (196,806)   3,796,082   4,158,223
  12/31/2003                             428,695    282,305        --             3,148       (352,007)     (66,554)    362,141
-----------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                          17,228,218  8,039,390        --                --    (10,256,274)  (2,216,884) 15,011,334
  12/31/2003                           3,338,502 14,202,681        --           134,870       (447,835)  13,889,716  17,228,218
-----------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                           1,605,958    897,130        --                --       (337,053)     560,077   2,166,035
  12/31/2003                             434,774  1,214,883        --            12,682        (56,381)   1,171,184   1,605,958
-----------------------               ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
MET/AIM SMALL CAP GROWTH PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                              517,669  6,898,904           --              --      (210,532)   6,688,372   7,206,041
  12/31/2003                              777,758    541,035           --              --      (801,124)    (260,089)    517,669
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           17,244,856 20,169,512           --              --   (13,100,904)   7,068,608  24,313,464
  12/31/2003                            5,462,796 13,082,731           --              --    (1,300,671)  11,782,060  17,244,856
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                              719,424    493,797           --              --      (244,120)     249,677     969,101
  12/31/2003                              203,685    896,778           --              --      (381,039)     515,739     719,424
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  5/1/2004-12/31/2004                          -- 10,477,933           --         131,272       (54,507)  10,554,698  10,554,698
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  5/1/2004-12/31/2004                          -- 14,620,067           --          99,510    (6,019,691)   8,699,886   8,699,886
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                              702,614 18,925,313           --           4,691      (384,623)  18,545,381  19,247,995
  12/31/2003                              535,641    779,494           --           8,058      (620,579)     166,973     702,614
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           24,326,339 29,229,329           --              --   (19,647,575)   9,581,754  33,908,093
  12/31/2003                            2,015,362 22,848,205           --         256,203      (793,431)  22,310,977  24,326,339
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                            1,994,880  3,695,709           --             555      (410,383)   3,285,881   5,280,761
  12/31/2003                              172,860  2,568,149           --          21,758      (767,887)   1,822,020   1,994,880
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                            2,830,143 31,455,247           --              --    (1,508,350)  29,946,897  32,777,040
  12/31/2003                              506,384    619,922    2,479,616              --      (775,779)   2,323,759   2,830,143
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           36,151,783 36,455,040           --              --   (27,830,101)   8,624,939  44,776,722
  12/31/2003                            8,766,860 26,884,475    1,148,231              --      (647,783)  27,384,923  36,151,783
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                              582,085    321,840           --              --      (177,886)     143,954     726,039
  04/18/2003-12/31/2003                        --    299,543      352,762              --       (70,220)     582,085     582,085
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO  ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                              760,468  2,077,534           --          66,300      (283,527)   1,727,707   2,620,775
  5/1/2003-12/31/2003                          --    757,123           --          17,879       (14,534)     760,468     760,468
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
LORD ABBETT BOND DEBENTURE PORTFOLIO   ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                           19,483,208 23,884,643           --       1,305,868    (3,492,477)  21,698,034  41,181,242
  12/31/2003                           19,736,383  2,436,588           --         316,684    (3,006,447)    (253,175) 19,483,208
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           63,346,723 30,550,825           --       1,977,653   (34,006,548)  (1,478,070) 61,868,653
  12/31/2003                           19,347,224 45,901,571           --         994,186    (2,896,258)  43,999,499  63,346,723
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                            1,902,823  1,047,602           --          90,207      (244,345)     893,464   2,796,287
  12/31/2003                              243,035  2,053,109           --          29,394      (422,715)   1,659,788   1,902,823
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE) IN
                                      BEGINNING  SHARES      WITH ACQUISITION DIVIDEND      SHARES       SHARES
                                      SHARES     SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            ---------- ----------- ---------------- ------------- ------------ -------------

  Class A
  12/31/2004                          47,841,392  27,835,340           --         303,598    (7,922,161)   20,216,777
  12/31/2003                          47,207,857     349,332    5,782,283         562,101    (6,060,181)      632,535
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  12/31/2004                          44,508,255  21,296,132           --         160,004   (18,943,885)    2,512,251
  12/31/2003                          17,964,532  26,494,832      249,263         249,106      (449,478)   26,543,723
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            ---------- ----------- ---------------- ------------- ------------ -------------

  Class A
  12/31/2004                           2,991,030     195,015           --              --      (640,675)     (445,660)
  12/31/2003                             561,210     287,670    2,703,556              --      (561,406)    2,429,820
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  12/31/2004                           3,011,260     646,479           --              --      (166,599)      479,880
  12/31/2003                           2,024,805     550,052      652,415              --      (216,012)      986,455
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
LORD ABBETT MID-CAP VALUE PORTFOLIO   ---------- ----------- ---------------- ------------- ------------ -------------

  Class A
  12/31/2004                           5,097,742   1,352,525           --         150,591      (820,808)      682,308
  12/31/2003                           5,138,713     340,333           --         106,303      (487,607)      (40,971)
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  12/31/2004                           5,648,894   2,524,233           --         210,422       (43,447)    2,691,208
  12/31/2003                           3,598,974   1,983,088           --         112,318       (45,486)    2,049,920
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        --  28,465,808           --          63,655       (49,377)   28,480,086
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE BALANCED STRATEGY PORTFOLIO   ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        -- 150,101,547           --       1,506,709      (122,378)  151,485,878
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        --  12,821,112           --         225,366        (2,317)   13,044,161
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE GROWTH STRATEGY PORTFOLIO     ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        -- 129,839,642           --         819,165        (5,732)  130,653,075
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
METLIFE MODERATE STRATEGY PORTFOLIO   ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  11/4/2004-12/31/2004                        --  48,823,787           --         665,692        (7,182)   49,482,297
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------
MFS RESEARCH INTERNATIONAL PORTFOLIO  ---------- ----------- ---------------- ------------- ------------ -------------

  Class A
  12/31/2004                           6,859,905  20,475,790           --          52,999    (1,458,493)   19,070,296
  12/31/2003                           1,252,032     868,603    6,123,890          36,090    (1,420,710)    5,607,873
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class B
  12/31/2004                          18,995,260  29,379,626           --          73,339   (14,532,358)   14,920,607
  12/31/2003                           8,979,538  15,429,499      210,873         120,805    (5,745,455)   10,015,722
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------

  Class E
  12/31/2004                             702,510     804,394           --           2,025      (546,719)      259,700
  12/31/2003                             239,795     514,508           --           4,358       (56,151)      462,715
----------------------                ---------- ----------- ---------------- ------------- ------------ -------------


                                      ENDING
                                      SHARES
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO                            -----------

  Class A
  12/31/2004                           68,058,169
  12/31/2003                           47,841,392
----------------------                -----------

  Class B
  12/31/2004                           47,020,506
  12/31/2003                           44,508,255
----------------------                -----------
LORD ABBETT GROWTH OPPORTUNITIES
 PORTFOLIO                            -----------

  Class A
  12/31/2004                            2,545,370
  12/31/2003                            2,991,030
----------------------                -----------

  Class B
  12/31/2004                            3,491,140
  12/31/2003                            3,011,260
----------------------                -----------
LORD ABBETT MID-CAP VALUE PORTFOLIO   -----------

  Class A
  12/31/2004                            5,780,050
  12/31/2003                            5,097,742
----------------------                -----------

  Class B
  12/31/2004                            8,340,102
  12/31/2003                            5,648,894
----------------------                -----------
METLIFE AGGRESSIVE STRATEGY PORTFOLIO -----------

  Class B
  11/4/2004-12/31/2004                 28,480,086
----------------------                -----------
METLIFE BALANCED STRATEGY PORTFOLIO   -----------

  Class B
  11/4/2004-12/31/2004                151,485,878
----------------------                -----------
METLIFE DEFENSIVE STRATEGY PORTFOLIO  -----------

  Class B
  11/4/2004-12/31/2004                 13,044,161
----------------------                -----------
METLIFE GROWTH STRATEGY PORTFOLIO     -----------

  Class B
  11/4/2004-12/31/2004                130,653,075
----------------------                -----------
METLIFE MODERATE STRATEGY PORTFOLIO   -----------

  Class B
  11/4/2004-12/31/2004                 49,482,297
----------------------                -----------
MFS RESEARCH INTERNATIONAL PORTFOLIO  -----------

  Class A
  12/31/2004                           25,930,201
  12/31/2003                            6,859,905
----------------------                -----------

  Class B
  12/31/2004                           33,915,867
  12/31/2003                           18,995,260
----------------------                -----------

  Class E
  12/31/2004                              962,210
  12/31/2003                              702,510
----------------------                -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                         SHARES ISSUED    SHARES ISSUED               NET INCREASE
                                                         IN CONNECTION    THROUGH                     (DECREASE) IN
                                 BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES        SHARES        ENDING
                                 SHARES      SOLD        (NOTE 12)        REINVESTMENT  REPURCHASED   OUTSTANDING   SHARES
MONEY MARKET PORTFOLIO           ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                       5,253,823   5,622,742            --         39,743     (7,233,161)   (1,570,676)   3,683,147
  12/31/2003                           4,823  16,078,401            --         26,703    (10,856,104)    5,249,000    5,253,823
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                     169,419,583 213,526,681            --      1,176,053   (243,278,147)  (28,575,413) 140,844,170
  12/31/2003                     128,542,580 221,367,123            --        744,955   (181,235,075)   40,877,003  169,419,583
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
NEUBERGER BERMAN REAL ESTATE
 PORTFOLIO                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  5/1/2004-12/31/2004                     --   6,202,972            --        229,704       (252,147)    6,180,529    6,180,529
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  5/1/2004-12/31/2004                     --  19,251,263            --        507,914     (6,350,953)   13,408,224   13,408,224
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  5/1/2004-12/31/2004                     --   1,661,039            --         65,201        (49,227)    1,677,013    1,677,013
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                          28,096  33,645,202     2,272,486        119,955       (405,762)   35,631,881   35,659,977
  12/31/2003                         107,094      27,163            --             --       (106,161)      (78,998)      28,096
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                      66,468,580  40,170,162    11,866,269      5,705,981    (47,819,955)    9,922,457   76,391,037
  12/31/2003                      18,967,760  47,586,120            --             --        (85,300)   47,500,820   66,468,580
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO INFLATION PROTECTED BOND
 PORTFOLIO                       ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                         111,760  29,513,272            --      1,635,260       (113,397)   31,035,135   31,146,895
  05/01/2003-12/31/2003                   --     109,164            --          2,695            (99)      111,760      111,760
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                      35,579,307  35,672,691            --      2,529,164    (26,548,819)   11,653,036   47,232,343
  05/01/2003-12/31/2003                   --  36,016,510            --        790,694     (1,227,897)   35,579,307   35,579,307
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO PEA INNOVATION PORTFOLIO   ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                       9,777,927  13,372,160            --         13,041     (5,461,109)    7,924,092   17,702,019
  12/31/2003                       4,239,751  11,776,642            --             --     (6,238,466)    5,538,176    9,777,927
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                      13,511,798  18,445,567            --         16,957    (10,080,939)    8,381,585   21,893,383
  12/31/2003                       5,002,191  10,986,748            --             --     (2,477,141)    8,509,607   13,511,798
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2004                       3,233,733   2,169,075            --          3,362       (979,157)    1,193,280    4,427,013
  12/31/2003                         391,985   3,252,487            --             --       (410,739)    2,841,748    3,233,733
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------
PIMCO TOTAL RETURN PORTFOLIO     ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class A
  12/31/2004                      16,754,205  26,229,737     8,766,781      1,303,224     (2,337,126)   33,962,616   50,716,821
  12/31/2003                      13,670,264   5,767,117            --        346,229     (3,029,405)    3,083,941   16,754,205
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class B
  12/31/2004                      77,453,916  28,722,299     6,618,814      6,382,604    (28,287,533)   13,436,184   90,890,100
  12/31/2003                      37,877,688  50,149,451            --      1,511,437    (12,084,660)   39,576,228   77,453,916
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

  Class E
  12/31/2004                      10,321,229   3,422,332            --        889,231     (1,704,712)    2,606,851   12,928,080
  12/31/2003                       2,581,495   8,230,893            --        205,689       (696,848)    7,739,734   10,321,229
--------------------             ----------- ----------- ---------------- ------------- ------------- ------------- -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                             SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                             IN CONNECTION    THROUGH                    (DECREASE)
                                       BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       IN SHARES    ENDING
                                       SHARES     SOLD       (NOTE 12)        REINVESTMENT  REPURCHASED  OUTSTANDING  SHARES
MET/PUTNAM CAPITAL OPPORTUNITIES
 PORTFOLIO                             ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                            4,199,765     31,588        --                --       (912,483)   (880,895)   3,318,870
  12/31/2003                            5,090,538     27,928        --                --       (918,701)   (890,773)   4,199,765
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                              251,419     67,860        --                --        (32,045)      35,815     287,234
  12/31/2003                              225,283     65,426        --                --        (39,290)      26,136     251,419
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                              530,380 13,973,464        --           329,460       (483,483)  13,819,441  14,349,821
  12/31/2003                              501,011     87,619        --             5,110        (63,360)      29,369     530,380
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           26,528,195 17,295,098        --           667,401    (14,183,581)   3,778,918  30,307,113
  12/31/2003                            4,036,604 22,669,156        --           217,592       (395,157)  22,491,591  26,528,195
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A
  12/31/2004                            5,451,817 15,971,697        --                --     (2,128,879)  13,842,818  19,294,635
  12/31/2003                            3,432,300  3,028,605        --                --     (1,009,088)   2,019,517   5,451,817
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B
  12/31/2004                           48,525,129 25,248,670        --                --    (27,609,948)  (2,361,278) 46,163,851
  12/31/2003                           13,488,219 35,743,200        --                --       (706,290)  35,036,910  48,525,129
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class E
  12/31/2004                            1,701,812  1,455,676        --                --       (296,103)   1,159,573   2,861,385
  12/31/2003                              450,608  1,279,932        --                --        (28,728)   1,251,204   1,701,812
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------
TURNER MID-CAP GROWTH PORTFOLIO        ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class A

  5/1/2004-12/31/2004                          --  6,810,578        --                --             (6)   6,810,572   6,810,572
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

  Class B

  5/1/2004-12/31/2004                          -- 13,360,733        --                --     (6,256,074)   7,104,659   7,104,659
-----------------------                ---------- ---------- ---------------- ------------- ------------ ------------ ----------

5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2004 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio        $        --     271,774,260    $        --     224,436543

Met/AIM Small Cap Growth Portfolio                    --     494,035,172             --    316,323,330

Goldman Sachs Mid-Cap Value Portfolio                 --     239,633,690             --     52,612,228

Harris Oakmark International Portfolio                --     450,299,139             --     62,121,715

Janus Aggressive Growth Portfolio                     --     584,958,925             --    446,174,953

Lord Abbett America's Value Portfolio          1,499,777      26,376,111        699,088      5,128,551

Lord Abbett Bond Debenture Portfolio          74,076,935     675,496,227     38,648,047    407,389,971

Lord Abbett Growth and Income Portfolio               --   1,239,298,188             --    740,885,786

Lord Abbett Growth Opportunities Portfolio            --      56,079,558             --     57,648,341

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


5. INVESTMENT TRANSACTIONS - CONTINUED

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------
Lord Abbett Mid-Cap Value Portfolio        $           --   103,781,552   $           --    46,023,949
MFS Research International Portfolio                   --   764,232,526               --   430,563,301
Neuberger Berman Real Estate Portfolio                 --   288,434,408               --    84,629,760
Oppenheimer Capital Appreciation Portfolio             --   690,306,415               --   447,862,396
PIMCO Inflation Protected Bond Portfolio    9,503,271,671   522,223,191    9,049,631,836   226,216,298
PIMCO PEA Innovation Portfolio                         --   349,088,151               --   275,749,011
PIMCO Total Return Portfolio                6,612,905,531   321,541,983    5,268,669,739   144,827,789
Met/Putnam Capital Opportunities Portfolio             --    42,354,967               --    52,045,154
Third Avenue Small Cap Value Portfolio                 --   222,845,626               --    47,576,147
T. Rowe Price Mid-Cap Growth Portfolio          2,392,903   291,267,132        2,393,759   202,900,934
Turner Mid-Cap Growth Portfolio                        --   239,848,663               --   106,323,022

At December 31, 2004, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                             Gross         Gross      Net Unrealized
                                           Federal Income  Unrealized    Unrealized   Appreciation/
Portfolio                                     Tax Cost    Appreciation (Depreciation) (Depreciation)
---------                                  -------------- ------------ -------------- --------------
Met/AIM Mid Cap Core Equity Portfolio      $  288,021,154 $ 30,615,735  $ (1,928,179)  $ 28,687,556
Met/AIM Small Cap Growth Portfolio            462,516,953   66,586,078    (3,393,819)    63,192,259
Goldman Sachs Mid-Cap Value                   205,936,751   27,291,308      (643,610)    26,647,698
Harris Oakmark International Portfolio        860,981,627  159,220,570            --    159,220,570
Janus Aggressive Growth Portfolio             595,809,676   83,455,384    (6,343,834)    77,111,550
Lord Abbett America's Value Portfolio          31,461,756    3,869,234       (34,006)     3,835,228
Lord Abbett Bond Debenture Portfolio        1,463,339,860   69,013,187    (5,739,529)    63,273,658
Lord Abbett Growth and Income Portfolio     2,718,970,745  564,352,147   (48,258,533)   516,093,614
Lord Abbett Growth Opportunities Portfolio     64,362,352   10,271,366      (896,755)     9,374,611
Lord Abbett Mid-Cap Value Portfolio           268,177,760   75,085,574    (3,459,516)    71,626,058
Metlife Aggressive Strategy Portfolio         298,203,602    6,409,313            --      6,409,313
Metlife Balanced Strategy Portfolio         1,549,290,962   22,998,738   (10,718,243)    12,280,495
Metlife Defensive Strategy Portfolio          130,320,894    1,267,860    (1,736,168)      (468,308)
Metlife Growth Strategy Portfolio           1,359,071,462   25,058,771    (4,400,374)    20,658,397
Metlife Moderate Strategy Portfolio           499,670,217    5,851,067    (5,049,952)       801,115
MFS Research International Portfolio          789,104,453   96,973,823    (4,326,948)    92,646,875
Neuberger Berman Real Estate Portfolio        221,226,929   44,457,725            --     44,457,725
Oppenheimer Capital Appreciation Portfolio    923,539,597   84,674,137   (22,663,199)    62,010,938
PIMCO Inflation Protected Bond Portfolio    1,700,197,220   10,513,463      (211,058)    10,302,405
PIMCO PEA Innovation Portfolio                224,607,201   11,073,708    (3,349,334)     7,724,374
PIMCO Total Return Portfolio                2,118,815,831    6,070,336     1,114,378      4,955,958
Met/Putnam Capital Opportunities Portfolio     47,924,048    9,656,501    (1,015,699)     8,640,802
Third Avenue Small Cap Value Portfolio        615,456,611  156,765,378    (2,752,061)   154,013,317
T. Rowe Price Mid-Cap Growth Portfolio        501,459,790   93,748,428    (5,609,335)    88,139,093
Turner Mid-Cap Growth Portfolio               132,150,227   24,739,841      (414,800)    24,325,041

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



6. SECURITY LENDING

As of December 31, 2004, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
                                                 ------------ ------------

      Met/AIM Mid Cap Core Equity Portfolio      $ 16,467,239 $ 16,853,169

      Met/AIM Small Cap Growth Portfolio          110,902,622  114,489,873

      Harris Oakmark International Portfolio      168,404,784  177,932,127

      Janus Aggressive Growth Portfolio            76,037,260   78,013,793

      Lord Abbett Bond Debenture Portfolio        215,123,437  215,548,563

      Lord Abbett Growth and Income Portfolio      73,658,145   75,009,531

      Lord Abbett Growth Opportunities Portfolio   12,814,912   13,086,787

      Lord Abbett Mid-Cap Value Portfolio          34,296,470   35,247,816

      MFS Research International Portfolio        160,667,918  168,928,139

      Oppenheimer Capital Appreciation Portfolio   47,816,582   49,353,516

      PIMCO PEA Innovation Portfolio               28,771,609   29,776,444

      Met/Putnam Capital Opportunities Portfolio    5,551,858    5,702,584

      Third Avenue Small Cap Value Portfolio      124,532,026  128,133,883

      T. Rowe Price Mid-Cap Growth Portfolio       74,550,921   76,364,410

7. FUTURES CONTRACTS

The futures contracts outstanding as of December 31, 2004 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                               Number of
                                                           Description                      Expiration Date    Contracts
                                          ---------------------------------------------- --------------------- ---------
PIMCO Inflation Protected Bond Portfolio: Euro Dollar Futures                            June 2005 - Long          225
                                          Germany Federal Republic Bonds 10 Year Futures March 2005 - Long         141
                                          Germany Federal Republic Bonds 10 Year Futures Febuary 2005 - Long        92
                                          U.S. Treasury Note 10 Year Futures             March 2005 - Long          12

PIMCO Total Return Portfolio:             Euro Dollar Futures                            June 2005 - Long            4
                                          Euro Dollar Futures                            September 2004 - Long     864
                                          Japan Government Bonds 10 Year Future          March 2005 - Long          17
                                          U.S. Treasury Note 5 Year Futures              March 2005 - Long         242
                                          Municipal 10 Year Future Notes                 March 2005 - Long          13
                                          U.S. Treasury Note 10 Year Futures             March 2005 - Long       5,302
                                          Euro Dollar Futures                            March 2005 - Long          86
                                          Germany Federal Republic Bonds 10 Year Futures March 2005 - Long       1,543
                                          Libor Futures                                  December 2005 - Short   (207)

                                                           Unrealized
                                                         Appreciation/
                                          Notional Value (Depreciation)
                                          -------------- --------------
PIMCO Inflation Protected Bond Portfolio:  $54,464,063     $(218,750)
                                            22,635,478        (9,841)
                                                    12              0
                                             1,343,250        (2,438)

PIMCO Total Return Portfolio:                  968,250        (3,450)
                                           208,677,600      (618,600)
                                            22,896,136        124,404
                                            26,506,563          2,063
                                             1,352,000          1,500
                                           593,492,625      2,813,844
                                            20,875,425       (76,325)
                                           247,705,979        613,145
                                              (14,872)        143,760

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2004, were as follows:

HARRIS OAKMARK INTERNATIONAL PORTFOLIO

FORWARD FOREIGN CURRENCY CONTRACTS TO SELL:

                                                                                              Net Unrealized
                                                                    Value at      In Exchange Appreciation/
Settlement Date                             Contacts to Deliver December 31, 2004  for U.S.$  (Depreciation)
---------------                             ------------------- ----------------- ----------- --------------

11/16/2005                                   51,500,000   CHF      $45,958,943     44,394,638  $(1,564,305)

11/17/2005                                   29,400,000   CHF       26,238,299     25,406,153     (832,146)

11/22/2005                                   22,000,000   CHF       19,639,876     19,133,762     (506,114)

12/7/2005                                    14,900,000   CHF       13,313,301     13,288,148      (25,153)

7/12/2005                                    18,500,000   GBP       35,074,871     33,337,000   (1,737,871)

7/14/2005                                    18,600,000   GBP       35,261,833     33,690,180   (1,571,653)

11/28/2005                                    9,900,000   GBP       18,672,945     18,253,125     (419,820)

12/7/2005                                     9,500,000   GBP       17,912,498     18,041,450      128,952

12/9/2005                                    11,100,000   GBP       20,927,786     21,202,110      274,324
                                                                                               -----------

                                                                                               $(6,253,786)
                                                                                               ===========

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Buy:
                                                                                              Net Unrealized
                                                                    Value at      In Exchange Appreciation/
Settlement Date                             Contacts to Deliver December 31, 2004  for U.S.$  (Depreciation)
---------------                             ------------------- ----------------- ----------- --------------

1/10/2005                                     2,183,000   EUR      $ 2,955,326    $ 2,930,664  $    24,662

1/27/2005                                   536,643,000   JPY        5,233,670      5,238,787       (5,117)

1/27/2005                                   447,826,000   JPY        4,367,472      4,280,705       86,767
                                                                                               -----------

                                                                                               $   106,312
                                                                                               ===========

Forward Foreign Currency Contracts to Sell:
                                                                                              Net Unrealized
                                                                    Value at      In Exchange Appreciation/
Settlement Date                             Contacts to Deliver December 31, 2004  for U.S.$  (Depreciation)
---------------                             ------------------- ----------------- ----------- --------------

1/10/2005                                     3,194,000   EUR      $ 4,324,009      4,235,739      (88,270)
                                                                                               -----------

                                                                                               $   (88,270)
                                                                                               ===========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                  Net Unrealized
                                        Value at      In Exchange Appreciation/
Settlement Date Contacts to Deliver December 31, 2004  for U.S.$  (Depreciation)
--------------- ------------------- ----------------- ----------- --------------

   1/24/2005          807,840  BRL     $   301,611       270,361    $   31,250

   2/22/2005          808,656  BRL         298,514       281,174        17,340

   3/14/2005        1,149,000  BRL         421,064       400,139        20,925

   2/3/2005        52,439,589  CLP          94,346        85,700         8,646

   2/17/2005      252,032,800  CLP         453,373       424,655        28,718

   3/14/2005      232,106,000  CLP         417,439       391,575        25,864

   9/26/2005       35,538,750  CNY       4,509,230     4,500,000         9,230

   1/10/2005          398,000  EUR         538,809       533,059         5,750

   1/10/2005        3,642,000  EUR       4,930,507     4,889,363        41,144

   1/10/2005        2,206,000  EUR       2,986,463     2,923,843        62,620

   1/26/2005        5,583,817  HKD         719,485       719,388            97

   3/21/2005       17,229,000  INR         395,892       391,301         4,591

   3/21/2005        8,592,000  INR         197,429       195,140         2,289

   1/27/2005    2,452,881,000  JPY      23,921,994    22,946,639       975,355

   1/27/2005      263,826,000  JPY       2,572,992     2,537,459        35,533

   1/28/2005      832,437,000  KRW         803,396       726,068        77,328

   2/24/2005      316,744,000  KRW         305,626       295,829         9,797

   3/21/2005      451,940,000  KRW         435,981       425,055        10,926

   2/28/2005        7,953,681  MXP         705,457       689,466        15,991

   3/22/2005        4,294,000  MXP         379,438       376,931         2,507

   2/22/2005        1,117,923  PEN         340,494       336,978         3,516

   2/22/2005        1,025,665  PEN         312,394       309,028         3,366

   3/17/2005        1,325,000  PEN         403,298       401,211         2,087

   2/22/2005        1,101,752  PLN         365,036       335,828        29,208

   3/22/2005        1,104,000  PLN         364,753       355,247         9,506

   1/26/2005       20,638,211  RUB         744,749       720,105        24,644

   2/22/2005        7,754,750  RUB         279,569       272,143         7,426

   3/22/2005       11,673,000  RUB         424,015       417,415         6,600

   1/26/2005        1,210,533  SGD         742,119       724,393        17,726

   2/24/2005          459,857  SGD         282,164       279,872         2,292

   3/21/2005          653,000  SGD         400,991       398,086         2,905

   2/28/2005       20,289,808  SKK         707,702       676,214        31,488

   3/22/2005       12,737,000  SKK         444,087       440,971         3,116

   2/24/2005        9,008,368  TWD         284,120       278,122         5,998

   3/21/2005       12,720,000  TWD         401,732       394,052         7,680
                                                                    ----------

                                                                    $1,543,459
                                                                    ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

Forward Foreign Currency Contracts to Sell:

                                                                   Net Unrealized
                                         Value at      In Exchange Appreciation/
Settlement Date Contracts to Deliver December 31, 2004  for U.S.$  (Depreciation)
--------------- -------------------- ----------------- ----------- --------------

   9/26/2005       35,538,750  CNY       4,509,230      4,487,782    $ (21,448)

   1/10/2005        3,579,000  EUR       4,845,218      4,744,673     (100,545)

   1/13/2005          154,000  GBP         294,772        299,638        4,866

   1/27/2005      200,000,000  JPY       1,950,522      1,921,137      (29,385)

   1/27/2005      157,000,000  JPY       1,531,160      1,507,369      (23,791)
                                                                     ---------

                                                                     $(170,303)
                                                                     =========

       BRL - Brazilian Real      KRW - South Korean Won
       CHF - Swiss Franc         MXP - Mexican Peso
       CLP - Chilean Peso        PEN - Peruvian Nuevo Sol
       CNY - China Yuan Renminbi PLN - Polish Zloty
       EUR - Euro                RUB - Russian Ruble
       GBP - British Pound       SGD - Singapore Dollar
       HKD - Hong Kong Dollar    SKK - Slovakian Koruna
       INR - Indian Rupee        TWD - Taiwan Dollar
       JPY - Japanese Yen        U.S. $ - United States Dollar

9. OPTIONS

During the period ended December 31, 2004 the following option contracts were written:

                                               Met/AIM                 PIMCO                    PIMCO
                                           Small Cap Growth     Inflation Protected          Total Return
                                              Portfolio           Bond Portfolio              Portfolio
                                         -------------------  ----------------------  -------------------------
                                         Number of             Number of                Number of
                                         Contracts  Premium    Contracts    Premium     Contracts     Premium
                                         --------- ---------  -----------  ---------  ------------  -----------
Options outstanding at December 31, 2003     230   $  32,033   64,000,000  $ 560,202   372,600,228  $ 5,679,905
Options written.........................   5,562     617,612          466    161,893    64,801,399    1,325,035
Options bought back.....................    (748)   (117,076)           0          0           (86)     (56,115)
Options closed and expired..............    (774)   (137,234) (64,000,216)  (611,704) (165,800,805)  (2,195,700)
Options exercised.......................  (4,270)   (395,335)           0          0          (228)    (191,520)
                                          ------   ---------  -----------  ---------  ------------  -----------
Options outstanding at December 31, 2004       0   $       0          250  $ 110,391   271,600,508  $ 4,561,605
                                          ======   =========  ===========  =========  ============  ===========

10. SWAP AGREEMENTS

Open swap agreements at December 31, 2004 were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                                Description                                 Value
--------------- ---------- -------------------------------------------------------------------- ------------

5,500,000  USD  5/24/2005  Agreement with Morgan Stanley Capital Services, Inc., dated          $      (694)
                           11/30/2004 to receive May 25, 2005 the notional amount
                           multiplied by 0.70% per each of fifty four Credit Derivative
                           Transactions entered into, and to pay par in the event of default of
                           Russian Federation 5.00% due 3/31/2030.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ----------------------------------------------------------------- ----------

 5,100,000  USD  6/15/2010 Agreement with Lehman Brothers Special Financing, Inc., dated         50,750
                           12/7/2004 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                           annually the notional amount multiplied by 4.00%.

10,000,000  USD  6/15/2015 Agreement with Lehman Brothers Special Financing, Inc., dated      (175,470)
                           12/14/2004 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                           annually the notional amount multiplied by 5.00%.

14,600,000  USD  6/15/2015 Agreement with J.P. Morgan Chase Bank dated 12/13/2004 to          (256,186)
                           receive semi-annually the notional amount multiplied by the 3 month US-LIBOR-BBA and to pay semi-annually the notional
                           amount multiplied by 5%.

14,800,000  USD  6/15/2015 Agreement with Goldman Sachs Capital Markets, L.P. dated           (259,696)
                           12/3/2004 to pay semi-annually the notional amount multiplied by
                           5.00% and to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA.

20,600,000  USD  6/15/2015 Agreement with Bank of America N.A. dated 12/7/2004 to receive     (361,468)
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%

32,700,000  USD  6/15/2015 Agreement with Morgan Stanley Capital Services, Inc. dated         (573,787)
                           12/6/2004 to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA and to semi-annually the notional amount multiplied by 5.00%.

 7,200,000  USD 12/18/2033 Agreement with Goldman Sachs Capital Markets, L.P. dated            (65,586)
                           10/29/2004 to pay semi-annually the notional amount multiplied by 6.00% and to receive semi-annually the notional amount
                           multiplied by the 3 month USD-LIBOR-BBA.

   400,000  EUR  3/15/2007 Agreement with Merrill Lynch Capital Services, Inc., dated            13,456
                           2/10/2004 to receive annually the notional amount multiplied by
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURLIBOR-Telerate.

   500,000  EUR  3/15/2007 Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to pay          16,819
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 4%.

26,000,000  EUR  6/17/2015 Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to pay       3,261,811
                           annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-Telerate and to receive annually the notional amount multiplied by 5%.

10,000,000  GBP  6/15/2008 Agreement with J.P. Morgan Chase Bank dated 10/04/2004 to pay         46,360
                           semi-annually the notional amount multiplied by the 6 month GBP-
                           LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.
                                                                                             ----------

                                                                                             $1,696,309
                                                                                             ==========

EUR - Euro
GBP - British Pound
USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



10. SWAP AGREEMENTS - CONTINUED

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                              Description                               Value
--------------- ---------- ---------------------------------------------------------------- -----------
   500,000  USD  1/16/2005 Agreement with Merrill Lynch Capital Services, Inc., dated       $     3,971
                           1/24/2003 to receive semi-annually the notional amount
                           multiplied 16.50% and to pay par in the event of default of
                           Federative Republic of Brazil 8.00% due 4/15/2014.

 3,375,000  USD  5/20/2005 Agreement with Morgan Stanley Capital Services, Inc. dated             6,213
                           11/10/2003 to receive semi-annually the notional amount
                           multiplied by 0.625% and to pay par in the event of default of
                           United Mexican States 11.50% due 5/15/2026.

 2,200,000  USD  7/17/2005 Agreement with Lehman Brothers Special Financing, Inc., dated          3,607
                           8/19/2004 to receive semi-annually the notional amount
                           multiplied by 1.05% and to pay par in the event of default of
                           Russian Federation 5.00% due 3/31/2030.

   400,000  USD  7/20/2005 Agreement with Morgan Stanley Capital Services, Inc., dated              724
                           9/2/2004 to receive semi-annually the notional amount multiplied by 1.00% per each of sixteen Credit Derivative Transactions entered into, and to pay par in the event of default of Russian
                           Federation 5.00% due 3/31/2030.

   900,000  USD  7/31/2005 Agreement with Lehman Brothers Special Financing, Inc., dated          1,096
                           8/9/2004 to receive semi-annually the notional amount multiplied by 0.97% and to pay par in the event of default of Russian
                           Federation 5.00% due 3/31/2030.

47,000,000  USD  6/15/2007 Agreement with Morgan Stanley Capital Services, Inc. dated           248,046
                           12/7/2004 to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4.00%.

29,000,000  USD  8/15/2007 Agreement with Goldman Sachs Capital Markets, LP dated               313,258
                           8/6/2003 to receive semi-annually the notional amount multiplied
                           4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

52,100,000  USD 12/15/2007 Agreement with Goldman Sachs Capital Markets, L.P., dated            498,957
                           7/16/2004 to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4.00%.

   300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 2/12/2004 to pay         (9,234)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/1/2007.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (29,609)
                           quarterly the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation 7.625% due
                           12/15/2012.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (14,409)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation 8.20%
                           due 12/1/2009.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay              (11,233)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                              Description                               Value
---------------  ---------- ---------------------------------------------------------------- -----------

 29,400,000  USD  6/15/2010 Agreement with Morgan Stanley Capital Services, Inc., dated        (292,556)
                            11/22/2004 to receive semi-annually the notional amount
                            multiplied by 4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

 42,600,000  USD  6/15/2010 Agreement with Bank of America N.A. dated 11/24/2004 to pay        (423,907)
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 4.00%.

116,400,000  USD  6/15/2010 Agreement with Lehman Brothers Special Financing, Inc., dated    (1,158,282)
                            12/7/2004 to receive semi-annually the notional amount
                            multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                            annually the notional amount multiplied by 4.00%.

159,000,000  USD 12/16/2014 Agreement with Bank of America N.A. dated 10/19/2004 to receive    2,254,491
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 5.00%.

 28,000,000  USD  6/15/2015 Agreement with J.P. Morgan Chase Bank dated 1/5/2005 to receive    (491,316)
                            semi-annually the notional amount multiplied by the 3 month US-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 5%.

 40,000,000  USD  6/15/2015 Agreement with Bank of America N.A. dated 12/10/2004 to receive    (701,880)
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 5.00%

 69,300,000  USD  6/15/2015 Agreement with Lehman Brothers Special Financing, Inc., dated    (1,216,007)
                            12/22/2004 to receive semi-annually the notional amount
                            multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                            annually the notional amount multiplied by 5.00%.

 80,500,000  USD  6/15/2015 Agreement with Morgan Stanley Capital Services, Inc. dated       (1,412,534)
                            12/6/2004 to receive semi-annually the notional amount
                            multiplied by the 3 month USD-LIBOR-BBA and to pay semi-
                            annually the notional amount multiplied by 5.00%.

198,800,000  USD 12/16/2019 Agreement with Bank of America N.A. dated 10/19/2004 to pay           19,170
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to receive semi-annually the notional amount multiplied by 6.00%.

  1,900,000  USD  6/15/2025 Agreement with Bank of America N.A. dated 12/22/2004 to receive    (183,721)
                            semi-annually the notional amount multiplied by the 3 month USD-
                            LIBOR-BBA and to pay semi-annually the notional amount
                            multiplied by 6.00%.

 13,000,000  EUR  6/18/2034 Agreement with J.P. Morgan Chase Bank dated 8/10/2004 to pay       1,634,646
                            semi-annually the notional amount multiplied by the 6 month EUR-
                            EURIBOR-Telerate and to receive semi-annually the notional amount multiplied by 6.00%.

 25,900,000  EUR  6/16/2014 Agreement with J.P. Morgan Chase Bank dated 12/3/2003 to pay     (3,621,196)
                            annually the notional amount multiplied by 5.00% and to receive annually the notional amount multiplied by the 6 month EUR-
                            EURIBOR-Telerate.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



10. SWAP AGREEMENTS - CONTINUED

                   Expiration
Notional Amount       Date                              Description                                Value
---------------    ---------- ---------------------------------------------------------------- -------------

   11,700,000  EUR 6/17/2012  Agreement with Goldman Sachs Capital Markets, LP dated             (1,553,069)
                              4/8/2002 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the
                              notional amount multiplied by 5.00%.

   68,800,000  EUR 6/16/2014  Agreement with Goldman Sachs Capital Markets, LP dated             (9,619,241)
                              12/23/2003 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-Telerate and to pay annually the
                              notional amount multiplied by 5.00%.

   14,300,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 10/14/2004 to pay        1,793,996
                              semi-annually the notional amount multiplied by the 6 month EUR-
                              EURIBOR-Telerate and to receive semi-annually the notional amount multiplied by 5.00%.

    2,700,000  GBP 6/18/2034  Agreement with Morgan Stanley Capital Services, Inc., dated          (205,708)
                              11/9/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month GBP-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 5.00%.

    5,500,000  GBP 6/18/2034  Agreement with J.P. Morgan Chase Bank dated 8/10/2003 to             (419,036)
                              receive semi-annually the notional amount multiplied by the 6 month GBP-LIBOR-BBA and to pay semi-annually the notional
                              amount multiplied by 5.00%.

  258,000,000  JPY 6/15/2012  Agreement with Goldman Sachs Capital Markets, L.P., dated            (136,863)
                              8/24/2004 to receive semi-annually the notional amount
                              multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-
                              annually the notional amount multiplied by 2.00%.

2,000,000,000  JPY 6/15/2012  Agreement with Goldman Sachs Capital Markets, L.P., dated          (1,060,950)
                              8/3/2004 to receive semi-annually the notional amount multiplied by the 6 month JPY-LIBOR-BBA and to pay semi-annually the
                              notional amount multiplied by 2.00%.

  152,500,000  SEK 6/17/2008  Agreements with J.P. Morgan Chase Bank dated 6/17/2003 and             760,143
                              6/18/2003 to receive annually the notional amount multiplied by
                              4.50% and to pay annually the notional amount multiplied by the
                              3 month SEK-STIBOR-SIDE.
                                                                                               -------------

                                                                                               $(15,022,433)
                                                                                               =============

   EUR - Euro
   GBP - British Pound
   JPY - Japanese Yen
   SEK - Swedish Krona
   USD - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended December 31, 2004 and 2003 were as follows:

                                              Ordinary Income     Long-Term Capital Gain          Total
-                                          ---------------------- ---------------------- -----------------------
                                              2004       2003        2004       2003        2004        2003
-                                          ---------- ----------- ----------  ---------  ----------- -----------

Met/AIM Mid Cap Core Equity Portfolio              -- $ 1,832,869         --         --  $        -- $ 1,832,869

Goldman Sachs Mid-Cap Value Portfolio       2,754,228          --         --         --    2,754,228          --

Harris Oakmark International Portfolio         75,188   3,002,349         --    273,106       75,188   3,275,455

Janus Aggressive Growth Portfolio                  --          --         --         --           --          --

Lord Abbett America's Value Portfolio         691,296     207,582    206,401         --      897,697     207,582

Lord Abbett Bond Debenture Portfolio       42,393,056  15,972,187         --         --   42,393,056  15,972,187

Lord Abbett Growth and Income Portfolio    12,686,365  15,519,662         --         --   12,686,365  15,519,662

Lord Abbett Mid-Cap Value Portfolio         1,208,159   1,044,172  6,548,817  2,774,829    7,756,976   3,319,001

MetLife Aggressive Strategy Portfolio         415,966          --    264,513         --      680,479          --

MetLife Balanced Strategy Portfolio        14,606,246          --    897,795         --   15,504,041          --

MetLife Defensive Strategy Portfolio        2,169,357          --     68,531         --    2,237,888          --

MetLife Growth Strategy Portfolio           7,536,446          --  1,105,742         --    8,642,188          --

MetLife Moderate Strategy Portfolio         6,421,397          --    295,434         --    6,716,831          --

MFS Research International Portfolio        1,492,983   1,398,236         --         --    1,492,983   1,398,236

Money Market Portfolio                      1,215,656     766,962         --         --    1,215,656          --

Neuberger Berman Real Estate Portfolio      9,887,285          --     67,672         --    9,954,957          --

Oppenheimer Capital Appreciation Portfolio 22,602,474          -- 24,825,441         --   47,427,915          --

PIMCO Inflation Protected Bond Portfolio   44,049,051   8,015,505     52,200    164,306   44,101,251   8,179,811

PIMCO PEA Innovation Portfolio                152,842          --         --         --      152,842          --

PIMCO Total Return Portfolio               96,677,207  21,621,640         --  2,238,470   96,677,207  23,860,110

Third Avenue Small Cap Value Portfolio      9,110,042   1,983,734  5,228,107    550,664   14,338,149   2,534,398

As of December 31, 2004, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                       Undistributed Undistributed   Unrealized       Loss
                                         Ordinary      Long-Term    Appreciation  Carryforwards
                                          Income         Gain      (Depreciation) and Deferrals    Total
-                                      ------------- ------------- -------------- ------------- ------------

Met/AIM Mid Cap Core Equity Portfolio   $16,954,107   $17,832,105   $ 28,687,172   $    (1,257) $ 63,472,127

Met/AIM Small Cap Growth Portfolio               --    10,822,827     63,192,260        (2,120)   74,012,967

Goldman Sachs Mid-Cap Value Portfolio     2,582,963            --     26,647,698        (1,733)   29,228,928

Harris Oakmark International Portfolio    6,157,487    10,199,489    152,996,958     6,251,821   175,605,755

Janus Aggressive Growth Portfolio                --       819,915     77,114,444    (5,224,783)   72,709,576

Lord Abbett America's Value Portfolio        40,230        88,397      3,837,774        (6,248)    3,960,154

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004


11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                           Undistributed Undistributed   Unrealized       Loss
                                             Ordinary      Long-Term    Appreciation  Carryforwards
                                              Income         Gain      (Depreciation) and Deferrals     Total
-                                          ------------- ------------- -------------- ------------- ------------

Lord Abbett Bond Debenture Portfolio        $69,689,446   $        --   $ 63,273,658  $(32,303,617) $100,659,487

Lord Abbett Growth and Income Portfolio      30,922,883    60,759,564    516,094,805   (31,329,883)  576,447,369

Lord Abbett Growth Opportunities Portfolio      265,890     3,988,972      9,374,611    (4,632,658)    8,996,815

Lord Abbett Mid-Cap Value Portfolio           2,764,720    11,112,078     71,626,058            --    85,502,856

MetLife Aggressive Strategy Portfolio           278,543            --      6,409,313            --     6,687,856

MetLife Balanced Strategy Portfolio           1,541,136            --     12,280,495            --    13,821,631

MetLife Defensive Strategy Portfolio            123,000            --       (468,308)           --      (345,308)

MetLife Growth Strategy Portfolio             1,557,160            --     20,658,397            --    22,215,557

MetLife Moderate Strategy Portfolio             539,967            --        801,115            --     1,341,082

MFS Research International Portfolio         30,734,304    22,914,056     92,651,982   (12,833,657)  133,466,685

Money Market Portfolio                               --            --             --        (7,382)       (7,382)

Neuberger Berman Real Estate Portfolio               --       830,968     44,457,725        (1,733)   45,286,960

Oppenheimer Capital Appreciation Portfolio    5,834,251     5,599,746     62,012,042    (1,517,833)   71,928,206

PIMCO Inflation Protected Bond Portfolio      1,500,020        66,868     10,302,405       (81,462)   11,787,831

PIMCO PEA Innovation Portfolio                1,349,808       250,251      7,724,374    (9,057,894)      266,539

PIMCO Total Return Portfolio                    488,584    16,049,952      4,955,958    (4,404,915)   17,089,579

Met/Putnam Capital Opportunities Portfolio      121,972            --      8,640,802    (6,296,556)    2,466,218

Third Avenue Small Cap Value Portfolio          905,957     1,550,884    154,016,868        (7,743)  156,465,966

T. Rowe Price Mid-Cap Growth Portfolio               --    15,056,099     88,451,601        (7,768)  103,499,932

Turner Mid-Cap Growth Portfolio                      --            --     24,325,041    (3,442,148)   20,882,893

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

12. ACQUISITIONS

On November 22, 2004, Oppenheimer Capital Appreciation Portfolio ("Oppenheimer Capital") acquired all the net assets of Met/Putnam Research Portfolio ("Putnam Research") pursuant to a plan of reorganization approved by Putnam Research shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 2,272,486 Class A shares of Oppenheimer Capital (valued at $18.4 million) in exchange for the 2,247,483 Class A shares of Putnam Research, 11,866,269 Class B shares of Oppenheimer Capital (valued at $95.5 million) in exchange for the 11,735,069 Class B shares of Putnam Research outstanding on November 19, 2004. Putnam Research Class A net assets at that date ($18.4 million), including $351,527 of unrealized depreciation and approximately $5,793,511 of accumulated net realized losses, were combined with those of Oppenheimer Capital Class A. Putnam Research Class B net assets at that date ($95.5 million), including $6,305,799 of unrealized appreciation and $2,455,209 of accumulated net realized gains, were combined with those of Oppenheimer Capital Class B. The aggregate Class A net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $16,344,195 and $18,393,156, respectively. The aggregate Class A net assets of Oppenheimer Capital immediately after the acquisition were $34,737,350. The aggregate Class B net assets of Oppenheimer Capital and Putnam Research immediately before the acquisition were $793,696,661 and $95,503,852, respectively. The aggregate Class B net assets of Oppenheimer Capital immediately after the acquisition were $889,200,513

On November 22, 2004, PIMCO Total Return Portfolio ("Total Return") acquired all the net assets of J.P. Morgan Quality Bond Portfolio ("Quality Bond") pursuant to a plan of reorganization approved by Quality Bond shareholders on November 12, 2004. The acquisition was accomplished by a tax-free exchange of 8,766,781 Class A shares of Total Return (valued at $99.2 million) in exchange for the 8,868,629 Class A shares of Quality Bond, 6,618,814 Class B shares of Total Return (valued at $74.4 million) in exchange for the 6,696,262 Class B shares of Quality Bond. Quality Bond Class A net assets at that date ($99.2 million), including $2,278,057 of unrealized appreciation and approximately $299,976 of accumulated net realized gains, were combined with those of Total Return Class A. Quality Bond Class B net assets at that date ($74.4 million), including $406,911 of unrealized depreciation and $405,123 of accumulated net realized losses, were combined with those of Total Return Class B. The aggregate Class A net assets of Total Return and Quality Bond immediately before the acquisition were $220,098,364 and $99,218,491, respectively. The aggregate Class A net assets of Total Return immediately after the acquisition were $319,316,854. The aggregate

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004

12. ACQUISITIONS - CONTINUED

Class B net assets of Total Return and Quality Bond immediately before the acquisition were $1,095,090,459 and $74,404,338, respectively. The aggregate Class B net assets of Total Return immediately after the acquisition were $1,169,494,797. The merger did not impact Class E net assets of Total Return.

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth") pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,548,933, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B. The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,089,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2004



13. PROXY RESULTS (UNAUDITED)

At a Special Meeting of Shareholders of the J.P. Morgan Quality Bond Portfolio and Met/Putnam Research Portfolio held on November 12, 2004, such shareholders voted for the following proposals:

                                                                                                       For     Against Abstain
                                                                                                    ---------- ------- -------
1. To approve an agreement and Plan of Reorganization for the sale of all of the assets of J.P.     13,013,951 430,795 717,637
   Morgan Quality Bond Portfolio to, and the assumption of all of the liabilities of J.P. Morgan
   Quality Bond Portfolio by PIMCO Total Return Portfolio, a series of the Met Investors Series
   Trust, in exchange for shares of PIMCO Total Return Portfolio and the distribution of such shares to the shareholders of J.P. Morgan Quality Bond Portfolio in complete liquidation of the J.P. Morgan Quality Bond Portfolio.

2. To approve an agreement and Plan of Reorganization for the sale of all of the assets of Met/     12,697,420 269,210 751,244
   Putnam Research Portfolio to, and the assumption of all of the liabilities of Met/Putnam
   Research Portfolio by Oppenheimer Capital Appreciation Portfolio, a series of the Met
   Investors Series Trust, in exchange for shares of Oppenheimer Capital Appreciation
   Portfolio and the distribution of such shares to the shareholders of the Met/Putnam
   Research Portfolio in complete liquidation of the Met/Putnam Research Portfolio.

                                                                                                      Total
                                                                                                    ----------
1. To approve an agreement and Plan of Reorganization for the sale of all of the assets of J.P.     14,162,383
   Morgan Quality Bond Portfolio to, and the assumption of all of the liabilities of J.P. Morgan
   Quality Bond Portfolio by PIMCO Total Return Portfolio, a series of the Met Investors Series
   Trust, in exchange for shares of PIMCO Total Return Portfolio and the distribution of such shares to the shareholders of J.P. Morgan Quality Bond Portfolio in complete liquidation of the J.P. Morgan Quality Bond Portfolio.

2. To approve an agreement and Plan of Reorganization for the sale of all of the assets of Met/     13,717,875
   Putnam Research Portfolio to, and the assumption of all of the liabilities of Met/Putnam
   Research Portfolio by Oppenheimer Capital Appreciation Portfolio, a series of the Met
   Investors Series Trust, in exchange for shares of Oppenheimer Capital Appreciation
   Portfolio and the distribution of such shares to the shareholders of the Met/Putnam
   Research Portfolio in complete liquidation of the Met/Putnam Research Portfolio.

14. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15. SUBSEQUENT EVENTS

A. ADVISER CHANGE:

Effective January 18, 2005, the Manager terminated PEA Capital LLC as Adviser to the PIMCO PEA Innovation Portfolio ("the Portfolio"). On January 19, 2005 RCM Investment Management LLC, became interim Adviser to the Portfolio.

B. REORGANIZATION:

The following Portfolio reorganization will be presented to the Board of Trustees on February 16, 2005, for approval. If approved, the reorganization will be presented to shareholders on or about April 27, 2005. If approved by shareholders, the reorganization will occur on or about April 29, 2005.

The proposed reorganization provides for the acquisition of all if the assets of:

Money Market Portfolio in exchange for shares of Blackrock Money Market Portfolio (a series of Metropolitan Series Fund, Inc.).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Met Investors Series Trust, (the "Trust") comprising Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy, MetLife Growth Strategy, MetLife Moderate Strategy, MFS Research International Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Turner Mid-Cap Growth Portfolio (each a "Portfolio" and collectively, the "Portfolios") as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Met Investors Series Trust as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the respective periods presented in conformity, with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2005

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2004


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 22 Corporate Plaza Drive, Newport Beach, California 92660. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."


The Trustees
------------
                                                                                           Number of
                                                                                           Portfolios
                                                                                            in Fund
                           Position(s)  Term of Office                                      Complex
                            Held with   and Length of        Principal Occupation(s)        overseen  Other Directorships
Name, Age and Address      Registrant    Time Served           During Past 5 Years         by Trustee   Held by Trustee
---------------------     ------------- -------------- ----------------------------------- ---------- --------------------
Elizabeth M. Forget* (38) President and  Indefinite;   Since December 2000, President          30     None
                          Trustee        From          of Met Investors Advisory LLC;
                                         December      since July 2000, Executive Vice
                                         2000 to       President of MetLife Investors
                                         present.      Group, Inc.; from June 1996 to
                                                       July 2000, Senior Vice President of
                                                       Equitable Distributors, Inc. Also,
                                                       most recently Vice President of
                                                       Equitable Life Assurance Society of
                                                       the United States.
Disinterested Trustees
----------------------
Stephen M. Alderman (44)  Trustee        Indefinite;   Since November 1991,                    30     None
                                         From          Shareholder in the law firm of
                                         December      Garfield and Merel, Ltd.
                                         2000 to
                                         present.

Jack R. Borsting (74)     Trustee        Indefinite;   Since 2001, Professor of Business       30     Director, Whitman
                                         From          Administration and Dean Emeritus,              Education Group,
                                         December      Marshall School of Business,                   Ivax Diagnostics
                                         2000 to       University of Southern California              and Los Angeles
                                         present.      (USC); from 1995-2001 Executive                Orthopedic
                                                       Director, Center for                           Hospital. Trustee,
                                                       Telecommunications Management,                 The Rose Hills
                                                       USC; from 1988 to 1995, Dean of                Foundation.
                                                       Marshall School of Business, USC.              Member, Army
                                                                                                      Science Board

Theodore A. Myers (73)    Trustee        Indefinite;   Since 1993, Financial Consultant.       30     None
                                         From
                                         December
                                         2000 to
                                         present.

Tod H. Parrott (66)       Trustee        Indefinite;   Since June 1996, Managing               30     Director, U.S. Stock
                                         From          Partner, Rockaway Partners Ltd.                Transfer
                                         December      (financial consultants).                       Corporation;
                                         2000 to                                                      Director Bonfire
                                         present.                                                     Foundation.

                          MET INVESTORS SERIES TRUST
                               DECEMBER 31, 2004



TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                Number of
                                                                                                Portfolios
                                                                                                 in Fund
                                   Position(s) Term of Office                                    Complex
                                    Held with  and Length of       Principal Occupation(s)       overseen  Other Directorships
Name, Age and Address              Registrant   Time Served          During Past 5 Years        by Trustee   Held by Trustee
---------------------              ----------- -------------- --------------------------------- ---------- -------------------
Disinterested Trustees - continued
----------------------------------

      Dawn M. Vroegop** (38)         Trustee    Indefinite;   From September 1999 to September      30     Director, Caywood
                                                From          2003, Managing Director, Dresdner            Scholl Asset
                                                December      RCM Global Investors; from July              Management;
                                                2000 to       1994 to July 1999, Director,                 Investment
                                                present.      Schroder Capital Management                  Committee Member
                                                              International.                               of City College of
                                                                                                           San Francisco.

      Roger T. Wickers (69)          Trustee    Indefinite;   Since 1995, retired; from 1980 to     30     From 1995 to
                                                From          1995, Senior Vice President and              1998, Chairman of
                                                December      General Counsel, Keystone Group              the Board of
                                                2000 to       Inc. and the Keystone Group of               Directors of two
                                                present.      Mutual Funds.                                American
                                                                                                           International Group
                                                                                                           mutual funds.
The Executive Officers
----------------------

      Jeffrey A. Tupper (33)         Chief      From August   Since February 2001, Assistant
                                     Financial  2002 to       Vice President of MetLife
                                     Officer,   present       Investors Distribution Company;
                                     Treasurer                from 1997 to January 2001, Vice
                                                              President of PIMCO Advisors L.P.

      Michael K. Farrell (50)        Executive  From August   Since July 2002, Chief Executive
                                     Vice       2002 to       Officer of MetLife Investors
                                     President  present       Group, Inc. and Met Investors
                                                              Advisory LLC; since April 2001,
                                                              Chief Executive Officer of
                                                              MetLife Resources and Senior Vice
                                                              President of Metropolitan Life
                                                              Insurance Company; since January
                                                              1990, President of
                                                              Michael K. Farrell Associates,
                                                              Inc. (qualified retirement plans
                                                              for non-profit organizations)

      Richard C. Pearson (60)        Vice       From          Since July 2002, President of
                                     President  December      MetLife Investors Distribution
                                     and        2000 to       Company; since January, 2002,
                                     Secretary  present.      Secretary of Met Investors
                                                              Advisory LLC; since January 2001,
                                                              Senior Vice President, General
                                                              Counsel and Secretary of MetLife
                                                              Investors Group, Inc.; since
                                                              November 2000, Vice President,
                                                              General Counsel and Secretary of
                                                              Met Investors Advisory LLC; from
                                                              1998 to November 2000, President,
                                                              Security First Group, Inc.

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.
** Effective January, 2005 Ms. Vroegop becomes an interested person of the Trust as a result of her prior affiliation with RCM Investment Management LLC, the interim Adviser to the PIMCO PEA Innovation Portfolio. It is anticipated Ms. Vroegop will return to being disinterested person in September, 2005.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Met Investors Series Trust, 22 Corporate Plaza Drive, Newport Beach, CA 92260 or by phone at 1-800-848-3854.

QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                ANNUAL 1204

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

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Theodore Myers has been determined to be an "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant's annual financial statements and for services in connection with statutory and regulatory filings for the fiscal years ended December 31, 2003 and December 31, 2004 were $343,266 and $435,100, respectively.

(b)  Audit Related Fees

The registrant was not billed any fees by D&T for the fiscal years ended December 31, 2003 and December 31, 2004 for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the fiscal years ended December 31, 2003 and 2004, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2003 and December 31, 2004 were $90,450 and $141,400, respectively.

During the fiscal years ended December 31, 2003 and 2004, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)  All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal years ended December 31, 2003 and December 31, 2004 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2003 and 2004, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e) (1) The audit committee of the registrant does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) The registrant and Met Investors Advisory LLC, the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal years ended December 31, 2003 and 2004.

(h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST


By:   /s/ Elizabeth M. Forget
      ---------------------------
      Elizabeth M. Forget
      President

Date: March 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /s/ Elizabeth M. Forget
      ---------------------------
      Elizabeth M. Forget
      President


Date: March 2, 2005


By:   /s/ Jeffrey A. Tupper
      ---------------------------
      Jeffrey A. Tupper
      Chief Financial Officer and Treasurer

Date: March 2, 2005